                            REGISTRATION NOs. 2-89971
                                              811-3990
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                           -----
                  PRE-EFFECTIVE AMENDMENT NO.
                                              -----                        -----
                  POST-EFFECTIVE AMENDMENT NO. 22                            X
                                              -----                        -----
                                     AND/OR
                  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                                                           -----
                 AMENDMENT NO. 23                                            X
                              ----                                         -----

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 271-1444
                         (REGISTRANT'S TELEPHONE NUMBER)

                         MERRILL C. LUNDBERG, SECRETARY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)




IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


[  ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[ X]  ON April 30, 2002 PURSUANT TO PARAGRAPH (b)
[  ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[  ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
[  ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[  ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[  ]  THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
      PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.






================================================================================

                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.




                              CROSS REFERENCE SHEET

         Cross reference sheet showing location in Prospectus of information required by the Items in Part A of Form N-1A.


         ITEM NUMBER       HEADING IN PROSPECTUS
         -----------       ---------------------

              1                    Front Cover Page and Back Cover Page

              2                    Summary

              3                    *

              4                    Investment Objectives, Strategies and Risks

              5                    *


              6                    Management of the Fund, Taxes and Dividends

              7                    Offering and Redemption of Shares, Taxes and
                                         Dividends

              8                    Offering and Redemption of Shares

              9                    Financial Highlights


-------------------------------------------------------
* Indicates inapplicable or negative

                         [NORTHWESTERN MUTUAL(TM) LOGO]





--------------------------------------------------------------------------------
                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                   A Series Fund Offering Fifteen Portfolios

                      SMALL CAP GROWTH STOCK PORTFOLIO
                      T. ROWE PRICE SMALL CAP VALUE PORTFOLIO
                      AGGRESSIVE GROWTH STOCK PORTFOLIO
                      INTERNATIONAL GROWTH PORTFOLIO
                      FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO INDEX 400 STOCK PORTFOLIO
                      GROWTH STOCK PORTFOLIO
                      J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO
                      INDEX 500 STOCK PORTFOLIO
                      ASSET ALLOCATION PORTFOLIO
                      BALANCED PORTFOLIO
                      HIGH YIELD BOND PORTFOLIO
                      SELECT BOND PORTFOLIO
                      MONEY MARKET PORTFOLIO



--------------------------------------------------------------------------------




Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. Variable annuity contracts or variable life insurance policies are described in the separate prospectus to which this prospectus for the Fund is attached.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                                                  April 30, 2002

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

CONTENTS
                                                    PAGE
                                                    ----
Summary.............................................. 2
 Investment Objectives and Strategies................ 2
 Main Risks.......................................... 3
 Performance......................................... 5
Investment Objectives, Strategies and Risks..........13
  Small Cap Growth Stock Portfolio...................13
  T. Rowe Price Small Cap Value Portfolio............13
  Aggressive Growth Stock Portfolio..................14
  International Growth Portfolio.....................14
  Franklin Templeton International Equity Portfolio..14
  Index 400 Stock Portfolio..........................15
  Growth Stock Portfolio.............................16
  J.P. Morgan Select Growth and Income Stock.........16
  Capital Guardian Domestic Equity Portfolio.........17
  Index 500 Stock Portfolio..........................18
  Asset Allocation Portfolio.........................18
  Balanced Portfolio.................................19
  High Yield Bond Portfolio..........................19
  Select Bond Portfolio..............................20
  Money Market Portfolio.............................21
  Management of the Fund.............................22
  Portfolio Managers.................................23
  Investment Advisory Fees and Other Expenses........24
  Taxes and Dividends................................25
  Offering and Redemption of Shares..................25
  Financial Highlights...............................26

--------------------------------------------------------------------------------
SUMMARY

Northwestern Mutual Series Fund, Inc. ("Fund") is composed of fifteen Portfolios which operate as separate mutual funds. This section gives you an overview of the investment objectives and strategies for each of the Portfolios. The summary concludes with a brief identification of the main risks and performance information for all of the Portfolios. More detailed information follows this summary.

INVESTMENT OBJECTIVES AND STRATEGIES

SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

AGGRESSIVE GROWTH STOCK PORTFOLIO The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital. This Portfolio also attempts to meet this goal primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL GROWTH PORTFOLIO The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO The investment objective of the Franklin Templeton International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

GROWTH STOCK PORTFOLIO The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio seeks to achieve this objective by selecting investments in companies which have above average earnings growth potential.

J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO The investment objectives of the J.P. Morgan Select Growth and Income Stock Portfolio are long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

INDEX 500 STOCK PORTFOLIO The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

ASSET ALLOCATION PORTFOLIO The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

BALANCED PORTFOLIO The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

HIGH YIELD BOND PORTFOLIO The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in fixed income securities that are rated below investment grade by the major rating agencies. High yield fixed income securities are commonly known as "junk bonds".

SELECT BOND PORTFOLIO The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in bonds and other debt securities with maturities generally exceeding one year.

MONEY MARKET PORTFOLIO The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Money Market Portfolio are invested in money market instruments and other debt securities with maturities generally not exceeding one year.

MAIN RISKS

The fifteen Portfolios present varying amounts of risk. The amount of investment risk for a Portfolio depends on the types of securities in which the Portfolio invests and the investment strategies it uses. All investments present some risk. In this prospectus we have listed the Portfolios in the sequence that we think reflects the relative risk they present. The Small Cap Growth Stock Portfolio presents the most investment risk. The Money Market Portfolio presents less investment risk than any of the others.

RISKS FOR STOCKS Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole. Each of the Portfolios (except the Money Market Portfolio) has express authority to invest at least part of its assets in stocks. Investors in the Portfolios will incur some or all of the risks associated with stocks to the extent that the assets are so invested.

GROWTH STOCKS are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks for growth stocks are presented most clearly by the operations of the Small Cap Growth Stock, Aggressive Growth Stock and Growth Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

VALUE STOCKS are selected because they seem attractively priced. The main risks are that the price for a stock may turn out to have been too high, or the market may not recognize the real value of the stock for a long time. The risks for value stocks are presented most clearly by the operations of the T. Rowe Price Small Cap Value Portfolio, Franklin Templeton International Equity Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio and the Capital Guardian Domestic Equity Portfolio. These risks may also affect the performance of the other Portfolios that invest in stocks.

SMALL CAP STOCKS may involve greater risks because smaller companies often have a limited track record, narrower markets and more limited managerial and financial resources than larger, more established companies. The prices of these stocks tend to be more volatile and the issuers face greater risk of business failure. The risks for small cap stocks are presented most clearly by the operations of the Small Cap Growth Stock, T. Rowe Price Small Cap Value and Aggressive Growth Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

INITIAL PUBLIC OFFERINGS (IPOS) may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Portfolio during periods when the IPO market is strong. IPOs may have less performance impact as a Portfolio's assets grow. These considerations are most relevant in assessing the performance of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio.

RISKS FOR FIXED INCOME SECURITIES Each of the Portfolios has express authority to invest all or part of its assets in fixed income securities. Investors in the Portfolios will incur some or all of the risks associated with fixed income securities to the extent that the assets are so invested.

INTEREST RATE RISK Bond prices rise and fall in response to changes in market interest rates. When interest rates rise, bond prices fall. This effect is greater for longer term bonds, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation and Balanced Portfolios. This risk may also affect the performance of the other Portfolios that invest in fixed income securities.

CREDIT RISK Bond prices reflect the risk of default. The credit rating assigned to a fixed income issue generally reflects the credit risk. High yield fixed income securities present more credit risk than investment grade issues. Credit risk is presented most clearly by the operations of the High Yield Bond Portfolio. Credit risk may also affect the performance of the other Portfolios that invest in fixed income securities.

RISKS FOR INTERNATIONAL SECURITIES Foreign securities present the investment risks that are inherent in all investments in securities as well as an array of special risk considerations, including currency risks. Some of these risks are described in this prospectus. A longer description is included in the Statement of Additional Information. The risks associated with foreign securities are presented most clearly by the operations of the International Growth Stock Portfolio and the Franklin Templeton International Equity Portfolio. The T. Rowe Price Small Cap Value, J.P. Morgan Select Growth and Income Stock, Capital Guardian Domestic Equity, Asset Allocation, Balanced, Select Bond and High Yield Bond Portfolios may also invest a portion of their assets in foreign securities and, to that extent, the performance of those Portfolios may be affected by the associated risks.

RISKS FOR FINANCIAL FUTURES CONTRACTS All of the Portfolios, except the Money Market Portfolio, may use financial futures contracts in pursuit of their investment objectives. These instruments are used as a hedge against changes in the market value of common stocks or changes in prevailing levels of interest rates. Futures may also be used as a cash management tool or as an efficient means of adjusting a Portfolio's overall exposure to certain markets. Successful use of these instruments requires special skills, knowledge and techniques. Gains or losses from positions in financial futures contracts may be much greater than the amounts invested, and their prices can be highly volatile.

ASSET ALLOCATION RISK In addition to the risks involved with each kind of securities there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Portfolio and the Balanced Portfolio, but it is a consideration for all of the Portfolios. It is also likely to be the most important consideration for you as an individual investor.

RISKS FOR ALL SECURITIES The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. Illiquidity may make it difficult for a Portfolio to buy or sell a security or to price the security fairly.

MONEY MARKET PORTFOLIO An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

PERFORMANCE

The following bar charts illustrate the risks of investing in the Portfolios by showing how the performance of each Portfolio (including predecessors) has varied from year to year. These charts do not reflect the charges and expenses for the variable annuity or variable life insurance separate account that invests in the Portfolios. Total returns would be lower if those charges and expenses were reflected. The tables to the right of the charts further illustrate the risks of investing in the Portfolios by showing how each Portfolio's average annual returns for the periods shown compare with the returns of certain indexes that measure broad market performance.


The performance shown in the charts for the T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity and Asset Allocation Portfolios, on pages 10, 11 and 12, respectively, reflect each Portfolio's performance for the period from July 31, 2001 to December 31, 2001. These figures are based on the actual performance of these Portfolios. The charts on these pages also show the performance of similar accounts managed by the same investment advisers for the one-, five- and ten-year (or from inception of the account, if shorter) periods ending December 31, 2001. The performance figures are not necessarily indicative of future performance and are not intended as a projection or forecast of such future performance.

                        SMALL CAP GROWTH STOCK PORTFOLIO
ANNUAL TOTAL RETURNS

2000            6.71%
2000           -3.76%

Best Quarter: 4th-1999 45.40% Worst Quarter: 3rd-2001 -21.85%

      AVERAGE ANNUAL TOTAL RETURN

                                     Since
          1 Yr         5 Yrs      Inception*
      --------------------------------------
      Small Cap Growth Stock Portfolio
         -3.76%         ----         27.44%
      --------------------------------------
      S&P 600 Index
          6.54%         ----         12.82%
      --------------------------------------
      Russell 2000 Index
          2.49%         ----          6.04%
      --------------------------------------
      *Commenced operations on April 30, 1999.

                        AGGRESSIVE GROWTH STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

1992              5.95%
1993             19.11%
1994              5.40%
1995             39.29%
1996             17.70%
1997             13.86%
1998              7.56%
1999             43.78%
2000              6.18%
2001            -19.87%

Best Quarter: 4th-1999 33.86%   Worst Quarter: 3rd-2001 -23.85%

AVERAGE ANNUAL TOTAL RETURN

      1 Yr           5 Yrs         10 Yrs
-------------------------------------------
Aggressive Growth Stock Portfolio
  -19.87%              8.42%       12.57%
-------------------------------------------

S&P MidCap 400 Index (1)
   -0.60%             16.11%       15.02%
-------------------------------------------

     (1)The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2001, the 400 companies in the composite had medium market capitalization of $1.7 billion and a total market value of $830 billion. The MidCap 400 represents approximately 5.7% of the market value of Compustat's database of over 10,000 equities.

                FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

ANNUAL TOTAL RETURN


1994           -0.10%
1995           14.57%
1996           21.01%
1997           12.28%
1998            4.82%
1999           22.88%
2000           -0.79%
2001          -14.00%

Best Quarter:  1st-1998  14.15%       Worst Quarter:  3rd-1998 -18.16%

      AVERAGE ANNUAL TOTAL RETURN

                                      Since
          1 Yr         5 Yrs      Inception*
      --------------------------------------
      Franklin Templeton International
      Equity Portfolio
        -14.00%          4.30%        9.12%
      --------------------------------------
      Morgan Stanley Capital International
      EAFE (Europe-Australasia-Far East)
      Index
        -21.20%          1.18%        4.72%
      --------------------------------------
*Commenced operations on April 30, 1993


                            INDEX 400 STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

2000            17.21%
2001            -0.65%

Best Quarter: 4th-2001 18.11%   Worst Quarter: 3rd-2001 -16.45%

             AVERAGE ANNUAL TOTAL RETURN

                                      Since
          1 Yr         5 Yrs      Inception*
      ----------------------------------------
      Index 400 Stock Portfolio
         -0.65%         ----         10.76%
      ----------------------------------------
      S&P MidCap 400 Index
         -0.60%         ----         11.16%
      ----------------------------------------
      *Commenced operations on April 30, 1999.

                             GROWTH STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

1995            30.82%
1996            20.91%
1997            29.85%
1998            26.69%
1999            22.50%
2000            -2.49%
2001           -14.22%

Best Quarter: 4th-1998 21.76% Worst Quarter: 3rd-2001 -14.27%

      AVERAGE ANNUAL TOTAL RETURN

                                      Since
          1 Yr         5 Yrs      Inception*
      ----------------------------------------
      Growth Stock Portfolio
        -14.22%        11.01%        13.88%
      ----------------------------------------
      S&P 500 Index
        -11.83%        10.71%        14.89%
      ----------------------------------------
      *Commenced operations on May 3, 1994.

               J.P. MORGAN SELECT GROWTH & INCOME STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

1995    31.12%
1996    19.97%
1997    30.03%
1998    23.14%
1999     7.47%
2000    -6.97%
2001    -7.77%

Best Quarter: 4th-1998 21.76% Worst Quarter: 3rd-2001 -15.82%

      AVERAGE ANNUAL TOTAL RETURN

                                      Since
          1 Yr         5 Yrs      Inception*
      ----------------------------------------
      J.P. Morgan Select Growth and Income
      Stock Portfolio
         -7.77%        8.11%         11.67%
      ----------------------------------------
      S&P 500 Index
        -11.83%        10.71%        14.89%
      ----------------------------------------
      *Commenced operations on May 3, 1994.

                            INDEX 500 STOCK PORTFOLIO

ANNUAL TOTAL RETURNS

1992      4.54%
1993      9.90%
1994      1.21%
1995     37.25%
1996     22.75%
1997     33.20%
1998     28.72%
1999     20.91%
2000     -8.75%
2001    -11.88%

Best Quarter: 4th-1998 21.45%    Worst Quarter: 3rd-2001 -14.88%

      AVERAGE ANNUAL TOTAL RETURN

          1 Yr         5 Yrs        10 Yrs
      ----------------------------------------
      Index 500 Stock Portfolio
        -11.88%        10.76%        12.56%
      ----------------------------------------
      S&P 500 Index
        -11.83%        10.71%        12.90%
      ----------------------------------------

                               BALANCED PORTFOLIO

ANNUAL TOTAL RETURNS

1992     5.61%
1993     9.91%
1994     0.16%
1995     0.16%
1996    13.45%
1997    21.52%
1998    18.88%
1999    11.18%
2000    -0.17%
2001    -3.15%

Best Quarter: 4th-1998 12.21%  Worst Quarter: 3rd-2001 -6.88%

      AVERAGE ANNUAL TOTAL RETURN

          1 Yr         5 Yrs        10 Yrs
      ----------------------------------------
      Balanced Portfolio
         -3.15%          9.21%        9.98%
      ----------------------------------------
      Merrill Lynch Domestic Master Index (1)
          8.33%          7.43%        7.29%
      ----------------------------------------
      S&P 500 Index (2)
        -11.83%         10.71%       12.90%
      ----------------------------------------
      Merrill Lynch 91-Day T-Bill (3)
          4.42%          5.20%        4.86%
      ----------------------------------------

     (1) The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
     (2) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
     (3) The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

                            HIGH YIELD BOND PORTFOLIO


ANNUAL TOTAL RETURNS

1995    16.78%
1996    19.77%
1997    15.85%
1998    -1.84%
1999    -0.44%
2000    -4.60%
2001     5.03%

Best Quarter: 2nd-1997 7.48% Worst Quarter: 3rd-1998 -10.69%

      AVERAGE ANNUAL TOTAL RETURN


                                      Since
          1 Yr         5 Yrs      Inception*
      ----------------------------------------
      High Yield Bond Portfolio
          5.03%        2.56%          6.62%
      ----------------------------------------
      Lehman Brothers High Yield
      Intermediate Market Index
          3.78%        2.52%          5.61%
      ----------------------------------------
      *Commenced operations on May 3, 1994.

                              SELECT BOND PORTFOLIO

ANNUAL TOTAL RETURNS

1992     7.74%
1993    10.81%
1994    -2.28%
1995    19.10%
1996     3.31%
1997     9.46%
1998     7.07%
1999    -1.00%
2000    10.21%
2001    10.37%

Best Quarter: 2nd-1995 6.30% Worst Quarter: 1st-1994 -2.23%

            AVERAGE ANNUAL TOTAL RETURN

          1 Yr         5 Yrs        10 Yrs
      ----------------------------------------
      Select Bond Portfolio
         10.37%          7.13%        7.31%
      ----------------------------------------
      Merrill Lynch Domestic Master Index
          8.33%          7.43%        7.29%
      ----------------------------------------

                             MONEY MARKET PORTFOLIO

ANNUAL TOTAL RETURNS

1992    3.34%
1993    2.85%
1994    4.06%
1995    5.82%
1996    5.29%
1997    5.47%
1998    5.43%
1999    5.10%
2000    6.28%
2001    3.91%

Best Quarter:  4th-2000  1.66%   Worst Quarter:  4th-2001  0.60%

              AVERAGE ANNUAL TOTAL RETURN

          1 Yr         5 Yrs        10 Yrs
      ----------------------------------------
      Money Market Portfolio
          3.91%          5.24%        4.75%
      ----------------------------------------

      For the seven-day period ended March 31, 2002 the Money Market Portfolio's yield was 1.74% and was equivalent to a compound effective yield of 1.75%.

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

The figures set forth below reflect the T. Rowe Price Small Cap Value Portfolio's performance for the period from July 31, 2001 to December 31, 2001. These figures are based on the actual performance of this Portfolio.


      TOTAL RETURNS FOR THE PERIOD FROM JULY 31, 2001 TO DECEMBER 31, 2001


                                             T. ROWE PRICE          RUSSELL
                                               SMALL CAP             2000
                             YEAR           VALUE PORTFOLIO          INDEX
                    ------------------------------------------------------------
                       Since Inception(1)        1.76%               1.40%


(1)   From the T. Rowe Price Small Cap Value Portfolio's inception on July 31,
      2001.

Information about the Russell 2000 Index is set forth in the last paragraph on this page.

The chart below shows the historical performance of the T. Rowe Price Small-Cap Value Fund, Inc. This fund has investment objectives and policies that are substantially similar to those of the T. Rowe Price Small Cap Value Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the T. Rowe Price Small Cap Value Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the T. Rowe Price fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE T. ROWE PRICE SMALL CAP VALUE PORTFOLIO -- IT SHOWS THE PERFORMANCE OF A SIMILAR FUND MANAGED BY T. ROWE PRICE ASSOCIATES, INC.



      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001


                    T. ROWE PRICE            T. ROWE PRICE SMALL-CAP VALUE FUND                   RUSSELL
                      SMALL-CAP          ADJUSTED TO REFLECT ESTIMATED EXPENSES OF THE             2000
    YEAR              VALUE FUND           T. ROWE PRICE SMALL CAP VALUE PORTFOLIO                INDEX
---------------------------------------------------------------------------------------------------------------
   1 Year               21.94%                             18.29%                                 2.49%
   5 Years              10.60%                              9.85%                                 6.14%
  10 Years              14.63%                             14.29%                                 9.90%


The returns in the first column (after "Year") reflect the advisory fees and expenses for the T. Rowe Price Small-Cap Value Fund.

The second column shows the gross performance for the T. Rowe Price Small-Cap Value Fund, adjusted to reflect the estimated fees and expenses for the T. Rowe Price Small Cap Value Portfolio.

The last column shows the performance of the Russell 2000 Index, an annualized index of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, based on total market capitalization. Results include reinvested dividends.

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

The figures set forth below reflect the Capital Guardian Domestic Equity Portfolio's performance for the period from July 31, 2001 to December 31, 2001. These figures are based on the actual performance of this Portfolio.

      TOTAL RETURNS FOR THE PERIOD FROM JULY 31, 2001 TO DECEMBER 31, 2001


                                    CAPITAL GUARDIAN DOMESTIC         S&P 500
                      YEAR               EQUITY PORTFOLIO              INDEX
                  --------------------------------------------------------------
                      Since                 -2.19%                    -5.20%
                   Inception(1)


(1) From the Capital Guardian Domestic Equity Portfolio's inception on July 31, 2001.

Information about the S&P 500 Index is set forth in the last paragraph on this page.

The chart below shows the historical performance of the Capital Guardian U.S. Value Equity Composite, calculated according to the standards set by the Association for Investment Management and Research (AIMR). The composite consists of all of the accounts managed by Capital Guardian Trust Company that have investment objectives and policies substantially similar to those of the Capital Guardian Domestic Equity Portfolio. This information shows the historical track record of Capital Guardian Trust Company and is not intended to imply how the Capital Guardian Domestic Equity Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO - IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY CAPITAL GUARDIAN TRUST COMPANY.



      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001


               CAPITAL GUARDIAN TRUST   CAPITAL GUARDIAN TRUST COMPANY U.S. VALUE
                 COMPANY U.S. VALUE        EQUITY COMPOSITE ADJUSTED TO REFLECT           S&P 500
    YEAR          EQUITY COMPOSITE       EXPENSES OF THE CAPITAL GUARDIAN DOMESTIC         INDEX
                                                EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------
   1 Year               7.17%                              6.35%                          -11.83%
   5 Years             14.21%                             13.34%                           10.71%
    Since              16.21%                             15.33%                           11.63%
 Inception(1)


(1) From the Capital Guardian Trust Company U.S. Value Equity Portfolio inception on June 30, 1993.

The accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance.

The first column (after "Year") shows performance for the Capital Guardian Trust Company U.S. Value Equity Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

The second column shows the gross performance for the Capital Guardian Trust Company U.S. Value Equity Composite, adjusted to reflect the estimated fees and expenses for the Capital Guardian Domestic Equity Portfolio.

The last column shows the performance of the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Results include reinvested dividends.

ASSET ALLOCATION PORTFOLIO

The figures set forth below reflect the Asset Allocation Portfolio's performance for the period from July 31, 2001 to December 31, 2001. These figures are based on the actual performance of this Portfolio.

      TOTAL RETURNS FOR THE PERIOD FROM JULY 31, 2001 TO DECEMBER 31, 2001


              YEAR        ASSET ALLOCATION         S&P 500         MERRILL LYNCH       MERRILL LYNCH
                              PORTFOLIO             INDEX         DOMESTIC MASTER     91-DAY TREASURY
                                                                       INDEX             BILL INDEX
           -------------------------------------------------------------------------------------------
              Since
           inception(1)             -2.10%              -5.20%             2.40%               1.39%


(1)   From the Asset Allocation Portfolio's inception on July 31, 2001.

Information about the indices is set forth in the last three paragraphs on this page.

The chart below shows the historical performance of the Asset Allocation Fund of Mason Street Funds, Inc. This fund has the same investment objectives and policies as the Asset Allocation Portfolio and is managed by the same investment adviser. This is the only account managed by Mason Street Fund Advisors, LLC that has such investment objectives and policies. This information shows the historical track record of the portfolio manager and is not intended to imply how the Asset Allocation Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.

THIS CHART DOES NOT SHOW YOU THE PERFORMANCE OF THE ASSET ALLOCATION PORTFOLIO - IT SHOWS THE PERFORMANCE OF A SIMILAR FUND MANAGED BY MASON STREET ADVISORS, LLC.



      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001


              YEAR        ASSET ALLOCATION         S&P 500         MERRILL LYNCH       MERRILL LYNCH
                                FUND                INDEX         DOMESTIC MASTER     91-DAY TREASURY
                           OF MASON STREET                             INDEX             BILL INDEX
                                FUNDS
          --------------------------------------------------------------------------------------------
             1 Year               -6.38%             -11.83%             8.33%               4.42%

              Since
           inception(1)           11.41%              10.65%             7.95%               5.19%


(1)   From the Asset Allocation Fund's inception on March 31, 1997.

The returns in the first column (after "Year") reflect advisory fees and expenses for the Asset Allocation Fund, Class A, without initial sales charge. We estimate that the total expense ratio for the Asset Allocation Portfolio will be lower.

The second column shows the performance of the S&P 500 Index, an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Results include reinvested dividends.

The third column shows the performance of the Merrill Lynch Domestic Master Index, an unmanaged market value weighted index comprised of U.S. government, mortgage and investment grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The last column shows the performance of the Merrill Lynch 91-Day Treasury Bill Index, which is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The investment objectives, strategies and risks of each Portfolio are described below.

The main risks for each kind of security are briefly identified above. See "Main Risks", p. 3. Some of the risks are also discussed in the descriptions of the Portfolios below.

The investment objective of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. The details of the investment policies of a Portfolio may be changed by the Fund's Board of Directors without a vote of the shareholders. For example, such details include investments in new types of debt instruments which may be devised in the future or which are presently in disuse but may become more prominent in the future and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the Portfolio's present policies.

Small Cap Growth Stock Portfolio

The investment objective of the Small Cap Growth Stock Portfolio is to achieve long-term appreciation of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period. These companies, for the most part, are small capitalization companies whose stock may experience substantial price volatility. Under normal circumstances the Portfolio will invest at least 80% of its assets in stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600 Index at the time of purchase. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Standard & Poor's SmallCap 600 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in that index.

In addition to common stocks, the Small Cap Growth Stock Portfolio may invest in other equity securities such as preferred stocks and debt securities with conversion privileges or warrants. A portion of the assets may be invested in money market instruments, including U.S. Government and agency securities and short-term commercial paper. When adverse conditions exist the Small Cap Growth Stock Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests.

The Small Cap Growth Stock Portfolio may also invest in covered call option contracts, stock index futures contracts, including indexes on specific industries, repurchase agreements and warrants. A description of these instruments is included in the Statement of Additional Information. Because the Small Cap Growth Stock Portfolio will be investing in stocks which possess substantial price volatility, an investment in the Small Cap Growth Stock Portfolio will present more risk than an investment in any of the other Portfolios.

T. Rowe Price Small Cap Value Portfolio


The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. Normally, the Portfolio will invest at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Russell 2000 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Russell 2000 Index. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:


- Low price/earnings, price/book value, or price/cash value ratios relative to the S&P 500, the company's peers, or its own historic norm.

-   Low stock price relative to a company's underlying asset values.

- Above average dividend yield relative to a company's peers or its own historic norm.

-   A plan to improve the business through restructuring.

-   A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the Portfolio may also buy other securities, including foreign stocks, futures, and options, in keeping with the objectives of the Portfolio. In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety or reasons including a change in management, an extraordinary corporate event, of a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A certain portion of Portfolio assets will be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on portfolio investments in money market reserves. The effect of taking such a position is that the Portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

Aggressive Growth Stock Portfolio

The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period. These companies, for the most part, are mid-sized and smaller companies whose stock may experience substantial price volatility. Under normal circumstances the Portfolio will invest at least 80% of its assets in stocks.

In addition to common stocks, the assets of the Aggressive Growth Stock Portfolio may be invested in other equity securities such as preferred stocks and debt securities with conversion privileges or warrants. From time to time assets may be invested in investment grade debt securities, short-term commercial paper and United States Treasury obligations, or temporarily held in cash uninvested for periods when the manager determines that economic conditions call for such action. When adverse conditions exist the Aggressive Growth Stock Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests. The Aggressive Growth Stock Portfolio may also invest in covered call option contracts, stock index futures contracts, including indexes on specific industries, repurchase agreements and warrants. A description of these instruments is included in the Statement of Additional Information. Because the Aggressive Growth Stock Portfolio will, for the most part, be investing in stocks which possess substantial price volatility, an investment in the Aggressive Growth Stock Portfolio will present more risk than an investment in the Growth Stock Portfolio.

International Growth Portfolio

The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the International Growth Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the International Growth Portfolio will be chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process. The equities in the Portfolio will include small, medium, and large capitalization issues. Current income will be a secondary consideration in stock selection.

In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, and warrants. The Portfolio may also invest in money market instruments, including U.S. government and agency securities, short term commercial paper, and foreign government securities. When market conditions lead the portfolio to adopt a defensive posture, it may not invest, or may invest less, in the international stocks in which it ordinarily invests.

The International Growth Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, foreign equity swaps, and foreign currency futures contracts. It may engage in such transactions only to the extent that the sum of the initial margin deposits for all open positions does not exceed 5% of the Portfolio's total assets.

The International Growth Portfolio may effect securities transactions, as described above, in any foreign country. Some of the risks associated with investments in non-U.S. securities are identified in the description of the Franklin Templeton International Equity Portfolio, below.

Franklin Templeton International Equity Portfolio

The Franklin Templeton International Equity Portfolio seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. In pursuit of its investment objective, the Portfolio will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States. Any income realized will be incidental.

The strategy for the Portfolio will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Portfolio's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Although the Portfolio generally invests in common stocks, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Moody's Investors Service, Inc. or Standard & Poor's or which are unrated by any rating agency. See Appendix in the Statement of Additional Information for a description of the ratings presented by Moody's Investors Service, Inc. and Standard & Poor's. The Statement of Additional Information also includes a longer discussion of the risks presented by investments in foreign securities.

For temporary defensive purposes, the Portfolio may invest without limit in commercial paper, certificates of deposit, bank time deposits in the currency of any nation, bankers acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities. When adverse conditions exist the Franklin Templeton International Equity Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the international stocks in which it ordinarily invests. Under normal circumstances the Portfolio will invest at least 80% of its assets in equity securities.

The Franklin Templeton International Equity Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Portfolio's total assets. Financial futures contracts are described in the Statement of Additional Information.

The Franklin Templeton International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Before investing in the Portfolio, you should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities or issuers in those nations.

These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

In many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. It may be more difficult to obtain or enforce judgments obtained against foreign entities. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. The Franklin Templeton International Equity Portfolio may invest in Russia. This involves special risks that are described in the Statement of Additional Information.

Index 400 Stock Portfolio

The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400 Stock Price Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index in proportion to their weighting in the index.

The S&P MidCap 400 Index is composed of 400 common stocks. The companies included in the S&P MidCap 400 Index are generally smaller than those that comprise the S&P 500 Index. See the description of the Index 500 Stock Portfolio below. The S&P MidCap 400 does not include the very large issues that account for most of the weighting in the S&P 500 Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger. "Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 400 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400 Index.

The Index 400 Stock Portfolio's ability to match the performance of the S&P MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. A portion of the assets may at times be invested in investment grade debt securities, short term commercial paper and Government and agency obligations, as well as option contracts, stock index futures contracts, and repurchase agreements.

Growth Stock Portfolio

The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

The Growth Stock Portfolio invests primarily in common stocks of well-established companies, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

The market capitalization of companies the Portfolio may invest in is not limited by size, but the Portfolio will generally invest in large- and medium-sized companies. The aim of the Portfolio is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies, while emphasizing high quality investments.

The Portfolio may invest in any of the securities in which the Growth and Income Stock Portfolio or the Aggressive Growth Stock Portfolio may invest, including, but not limited to, preferred stock, convertible bonds, short-term commercial paper, and covered call options. When adverse conditions exist the Growth Stock Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests. Under normal circumstances the Portfolio will invest at least 80% of its assets in stocks.

Portfolios emphasizing growth-oriented investments may experience above average price volatility. An investment in the Growth Stock Portfolio can present more risk than an investment in the Index 500 Stock Portfolio. The Growth Stock Portfolio is designed for long-term investors seeking capital appreciation.

J.P. Morgan Select Growth and Income Stock Portfolio

The investment objectives of the J.P. Morgan Select Growth and Income Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in American Depository Receipts (ADRs).

The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable primarily in the large- and medium-sized companies included in the S&P 500 Index. The Portfolio is designed for investors who want an actively managed equity portfolio that seeks to outperform the total return of the S&P 500 Index. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Portfolio will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual investment security, but rather it aims to manage all of its assets in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Portfolio may moderately under- or over-weight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500 Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

During ordinary market conditions, the Portfolio will be as fully invested as practicable in the equity securities described above. The Portfolio may enter into firm commitment agreements, purchase securities on a "when-issued" basis, and invest in various foreign securities if U.S. exchange-listed. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations that are rated in the highest two rating categories by Moody's Investors Service, Inc. or Standard & Poor's, or, if unrated, are determined to be of equal quality by the manager of the Portfolio, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's Investors Service, Inc. or Standard & Poor's, or if unrated, are determined to be of equal quality by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. When adverse conditions exist the Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the common stocks in which it ordinarily invests. Under normal circumstances the Portfolio will invest at least 80% of its assets in stocks.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's or, if not so rated, will be of comparable quality as determined by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. See the Statement of Additional Information for a description of these techniques and their attendant risks.

Capital Guardian Domestic Equity Portfolio

The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio normally will invest primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market value of $1 billion dollars or more at the time of purchase.

In selecting securities for purchase or sale by the Portfolio, the Portfolio's investment adviser attempts to keep the Portfolio's assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the investment adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

The Portfolio may invest up to 15% of its total assets in foreign securities. Some of the risks associated with foreign securities are identified in the description of the

Franklin Templeton International Equity Portfolio, p. 14. When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high quality debt securities, including short-term obligations for temporary or defensive purposes. This may detract from achievement of the Portfolio's investment objective. Under normal circumstances the Portfolio will invest at least 80% of its assets in equity securities of U.S. issuers.

Index 500 Stock Portfolio

The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

The S&P 500 Index is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 500 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.

The Index 500 Stock Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. A portion of the assets may at times be invested in investment grade debt securities, short term commercial paper and United States Treasury obligations, as well as option contracts, stock index futures contracts, and repurchase agreements.

Asset Allocation Portfolio

The investment objective of the Asset Allocation Portfolio is as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio seeks to achieve its objective through a flexible policy of allocating assets among common stocks, bonds and cash.


Under normal market conditions, the Portfolio's net assets will be allocated according to a benchmark of 50-70% stocks, 25-35% bonds and 0-15% cash. MSA intends to actively manage the Portfolio's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, MSA may reallocate the Portfolio's net assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, MSA may under-allocate or over-allocate the Portfolio's net assets in a particular category.


Not more than 75% of the Portfolio's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Portfolio's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors.

The stock portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in stocks, including foreign securities. To take advantage of investment opportunities around the world, the Portfolio will normally invest 20-25% of its stock investments in foreign stocks (including both direct investments and depositary receipts) but will not invest more than 50% of its equity investments in foreign equities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Risks for International Securities," p. 4.

The bond portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio. The Portfolio may purchase securities on a "when-issued" or forward commitment basis. Bonds purchased by the Portfolio will be primarily investment-grade debt obligations, although the Portfolio may invest up to 10% of its total assets in noninvestment-grade debt obligations.

The cash portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches.


Within the asset-allocation categories described above, MSA will allocate the Portfolio's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, MSA will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.


The Portfolio may invest in or write option contracts, stock index futures contracts, including indexes on specific industries, interest rate futures contracts, foreign currency futures and forward contracts, repurchase agreements and warrants. For a description of these instruments and their risks, see the Statement of Additional Information.

The Asset Allocation Portfolio may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

Balanced Portfolio

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation.

The assets of the Balanced Portfolio will be invested in the following three market sectors:

1. Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

2. Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests.

3. Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.

The Balanced Portfolio seeks to achieve its investment objectives by continuously adjusting the mix of investments among the three market sectors. The manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions. Asset allocation decisions are based on fundamental analysis rather than short-term market timing considerations. Shifts in asset allocation are expected to be gradual.

The Portfolio will normally have some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio's net assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio's net assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors. The Balanced Portfolio's investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.

High Yield Bond Portfolio

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation.

The High Yield Bond Portfolio seeks to achieve its objective by investing primarily in a diversified selection of fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. or BB+ or lower by Standard & Poor's. A description of the ratings provided by the major rating agencies is included in the Statement of Additional Information. The Portfolio may also invest in nonrated securities.

The securities in which the High Yield Bond Portfolio will invest are considered speculative and are sometimes known as "junk bonds". These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not so strong as that of other issuers. High yield fixed income securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield fixed income securities are not appropriate for short-term investment purposes.

The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies which have stable or improving fundamental financial characteristics. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.

The risk that the issuer of a fixed income security may fail to pay principal and interest when due is referred to as "credit risk". Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer's creditworthiness and general liquidity in the financial market is "market risk". The value of the securities held by the High Yield Bond Portfolio will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of the Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio's investments.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Fund's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

In addition to notes and bonds, the High Yield Bond Portfolio may invest in preferred stocks and convertible securities, including warrants or other equity securities issued as part of a fixed income offering. The Portfolio may also invest up to 5% of its assets in other equity securities, rights, warrants, options and other derivatives. The Portfolio may purchase put and call options, on individual securities as well as indexes, and may write covered call and secured put options. A description of put and call options is included in the Statement of Additional Information. The Portfolio may invest available temporary cash in short-term obligations, including those in which the Money Market Portfolio may invest. The Portfolio may invest more substantially in such short-term obligations or in investment grade securities (rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poor's) when market conditions warrant a more defensive investment posture. When adverse conditions exist the High Yield Bond Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the high yield/high risk securities in which it ordinarily invests. Under normal circumstances the Portfolio will invest at least 80% of its assets in high yield/high risk securities.

The High Yield Bond Portfolio may invest in foreign securities consistent with its investment objective. Some of the risks associated with investments in foreign securities are briefly set forth in the description of the Franklin Templeton International Equity Portfolio above. Such investments may be in United States currency denominated debt issues or in debt securities in the currency of other nations. The Portfolio may, but will not necessarily, attempt to hedge its exposures by engaging in transactions in foreign currency futures contracts. For a discussion of the risks involved in these contracts see the Statement of Additional Information.

Select Bond Portfolio

The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital.

The Select Bond Portfolio's assets will be invested in the following types of securities:

1. publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB);

2. obligations of or guaranteed by the United States Government or its agencies;

3. obligations (payable in U.S. dollars) of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the three highest grades as determined by Moody's Investors Service, Inc. or Standard & Poor's and do not exceed 10% of the Portfolio's total assets;

4. publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the two highest grades as determined by Fitch's Investor's Service, Inc. (AAA or AA), and certificates of deposit of such banks or bank holding companies;

5. commercial paper having a rating within the two highest investment grades, as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's (A-1 or A-2);

6. straight debt securities acquired directly from the issuers in private placement transactions, which securities, in the judgment of the Fund's Board of Directors, are of investment quality comparable to publicly offered straight debt securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's, or better;

7.   cash or cash equivalents; and

8. preferred stocks and obligations not described above, including convertible securities, securities carrying warrants to purchase equity securities and securities acquired directly from the issuers in private placement transactions other than those securities described above.

A description of the ratings provided by Moody's Investors Service, Inc., Standard & Poor's and Fitch's Investor's Service, Inc. is included in the Statement of Additional Information.

The Select Bond Portfolio will not invest in common stocks directly, but may retain up to 10% of its total assets in common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

At least 80% of the Select Bond Portfolio's total assets will normally be invested in bonds and debentures which have maturities of at least one year. However, during periods of particular volatility or when an unusual decline in the value of long-term obligations is anticipated, for temporary defensive purposes the Select Bond Portfolio may place a larger portion of its assets in cash and short-term obligations. During such periods the Select Bond Portfolio's holdings of short-term obligations and equity securities may temporarily exceed an aggregate total of 20% of the Select Bond Portfolio's total assets. When adverse conditions exist the Select Bond Portfolio may be hindered in its pursuit of its investment objective because it may not invest, or may invest less, in the longer-term bonds and debentures in which it ordinarily invests.

The Select Bond Portfolio invests in obligations of a number of U.S. Government agencies. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Select Bond Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

The Select Bond Portfolio may invest up to 10% of its total assets in high yield/high risk securities and up to 10% of its total assets in foreign securities, consistent with its investment objectives. See the description of the High Yield Bond Portfolio, p. 19 for a discussion of high yield/high risk securities. Some of the risks associated with investments in foreign securities are briefly set forth in the description of the Franklin Templeton International Equity Portfolio, p. 14.

The Select Bond Portfolio may also invest in interest rate futures contracts and repurchase agreements. The Statement of Additional Information includes a description of these instruments.

Money Market Portfolio

The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

The assets of the Money Market Portfolio will be invested in money market instruments and other debt securities with maturities generally not exceeding one year. Such instruments may include the following:

1. U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies;

2. obligations of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations do not exceed 10% of the Money Market Portfolio's total assets;

3. obligations (including certificates of deposit, time deposits, or bankers' acceptances) of U.S. or Canadian chartered banks having total assets in excess of $1,000,000,000, U.S. branches of foreign banks where said foreign banks have total assets in excess of $10,000,000,000, and U.S. savings and loan associations having total assets in excess of $1,000,000,000, and Eurodollar certificates of deposit issued by foreign branches of U.S. banks where said banks have total assets in excess of $1,000,000,000 (see "Eurodollar Certificates of Deposit");

4. commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's (A-1 or A-2), or commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's Investors

     Service, Inc. (Aaa, Aa, or A) or Standard & Poor's (AAA, AA or A); and

5. publicly traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB).

A glossary of the following terms is included in the Statement of Additional
Information: certificates of deposit, Eurodollar certificates of deposit, time deposits, bankers' acceptances, variable amount master notes and commercial paper. A description of the ratings provided by Moody's Investors Service, Inc. and Standard & Poor's is also included in the Statement of Additional Information.

The Money Market Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.

U.S. Government and agency obligations held by the Money Market Portfolio consist primarily of discounted or interest-bearing notes with average maturities of ninety days or less. The Money Market Portfolio invests most frequently in obligations of the following agencies of the U.S. Government: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, a private corporation, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Money Market Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

The Money Market Portfolio may also invest in repurchase agreements. These are described in the Statement of Additional Information.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND


The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The Fund's investment adviser is Mason Street Advisors, LLC ("MSA"), a wholly-owned company of Northwestern Mutual. MSA's address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual, subject to the supervision and control of the boards of directors of the funds, since their incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Fund's Portfolios.



Each of the following sub-advisers has been retained by MSA and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of a Portfolio, subject to the general control of the Board of Directors of the Fund:



J. P. Morgan Investment Management Inc. ("J. P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J. P. Morgan Chase & Co., is the sub-adviser for the J.P. Morgan Select Growth and Income Stock Portfolio.

Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the Franklin Templeton International Equity Portfolio.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the subadviser for the Capital Guardian Domestic Equity Portfolio.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 ("T. Rowe Price"), wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the
T. Rowe Price Small Cap Value Portfolio.

PORTFOLIO MANAGERS

Northwestern Mutual and
Mason Street Advisors, LLC

Mark G. Doll, President and Director of Mason Street Advisors, LLC, and Senior Vice President of Northwestern Mutual, joined Northwestern Mutual in 1972 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for the publicly traded investments of Northwestern Mutual and for investment management of the Balanced Portfolio.

Patricia L. Van Kampen, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for investment management of the Balanced Portfolio.

William R. Walker, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio, as well as the small company portfolio of Northwestern Mutual.

Julie M. Van Cleave, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Madison. Ms. Van Cleave is a Chartered Financial Analyst and has primary responsibility for the Growth Stock Portfolio and the large company portfolio of Northwestern Mutual.

Steven P. Swanson, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is the head of the high yield division of Mason Street Advisors, LLC, and manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson is a co-manager of the High Yield Bond Portfolio.

Timothy S. Collins, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1986. Mr. Collins is a Chartered Financial Analyst and holds a B.A. degree from St. Norbert College and an M.B.A. from the University of Wisconsin - Madison. Mr. Collins is the director of research of the high yield division of Mason Street Advisors, LLC, and is a co-manager of the High Yield Bond Portfolio.

Ignatius L. Smetek, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1986. He holds a B.A. degree from the University of Wisconsin - Milwaukee and an M.S.B.A. from the University of Wisconsin - Madison, and is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Smetek coordinates the team that is responsible for management of the Asset Allocation Fund. He also manages the pension fund portfolio of Northwestern Mutual.

Thomas A. Carroll, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1983 and holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Mr. Carroll is a Chartered Financial Analyst, and has primary responsibility for management of the International Growth Portfolio as well as the international equity investments of Northwestern Mutual.

Varun Mehta, Director of Mason Street Advisors, LLC, joined Northwestern Mutual in March, 1997. Prior to joining Northwestern Mutual, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Research Manager
- Fixed Income and Portfolio Manager - Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst. He has primary responsibility for the Select Bond Portfolio and the fixed income securities of the Balanced Portfolio.

J.P. Morgan Investment Management, Inc.

Henry D. Cavanna, Managing Director of J.P. Morgan Investment, joined J.P. Morgan in 1971. Mr. Cavanna is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. Mr. Cavanna is responsible for the J.P. Morgan Select Growth and Income Stock Portfolio.

Templeton Investment Counsel, LLC

Gary R. Clemons, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, manages the Franklin Templeton International Equity Portfolio. Prior to joining Templeton Investment Counsel in 1993, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisers in New York, a subsidiary of Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno.

Capital Guardian Trust Company

The Capital Guardian Domestic Equity Portfolio is managed by a team of 3 managers with an average of 19 years with Capital Guardian or its affiliates and 21 years investment experience. Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. The portfolio management team is supported by 21 research analysts who also manage a portion of the Portfolio.

T. Rowe Price Associates, Inc.

The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey is the committee chairman and has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Athey has been chairman of the Portfolio's committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio. For the Index 500 Stock Portfolio the rate is 0.20%. For the Index 400 Stock Portfolio the rate is 0.25%. For the Select Bond, Money Market and Balanced Portfolios the rate is 0.30%. For the T. Rowe Price Small Cap Value Portfolio the rate is 0.85%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:


                                          FIRST $50   NEXT $50
PORTFOLIO                                 MILLION     MILLION     EXCESS
---------                                 -------     -------     ------
J. P. Morgan Select
  Growth and Income
  Stock ..............................     0.70%        0.60%       0.55%
Growth Stock .........................     0.60%        0.50%       0.40%
Small Cap Growth
  Stock ..............................     0.80%        0.65%       0.50%
Aggressive Growth
  Stock ..............................     0.80%        0.65%       0.50%
High Yield Bond ......................     0.60%        0.50%       0.40%
Franklin Templeton
  International Equity ...............     0.85%        0.65%       0.65%



                                          FIRST $100  NEXT $150
PORTFOLIO                                 MILLION     MILLION      EXCESS
---------                                 -------     -------      ------
Capital Guardian
  Domestic Equity ....................      0.65%       0.55%       0.50%
International Growth .................      0.75%       0.65%       0.55%
Asset Allocation .....................      0.60%       0.50%       0.40%



Of the amounts received by MSA from the Fund, the sub-adviser for the J.P. Morgan Select Growth and Income Stock Portfolio will be paid by MSA at the annual rate of 0.45% on the first $100 million of the Portfolio's assets, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on assets in excess of $400 million. For the Franklin Templeton International Equity Portfolio the sub-adviser will be paid by MSA at the annual rate of 0.50% of the Portfolio's assets, reduced to 0.40% on assets in excess of $100 million. For the Capital Guardian Domestic Equity Portfolio the sub-adviser will be paid by MSA a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on assets in excess of $100 million. A discount will apply based on total fees paid to Capital Guardian by Northwestern Mutual and its eligible affiliates. For the T. Rowe Price Small Cap Value Portfolio the sub-adviser will be paid at the annual rate of 0.60% of the Portfolio's assets.




The following table shows the annual expenses for each of the Portfolios which were in operation during 2001, as a percentage of the average net assets of the Portfolio, based on 2001 operations:

                                               INVESTMENT
                                                ADVISORY        OTHER        TOTAL
PORTFOLIO                                         FEE          EXPENSES    EXPENSES
---------                                         ---          --------    --------
Small Cap Growth
  Stock ..............................            0.59%         0.01%         0.60%
T. Rowe Price Small
  Cap Value ..........................            0.85%         0.15%         1.00%
Aggressive Growth
  Stock ..............................            0.52%         0.00%         0.52%
International Growth .................            0.75%         0.35%         1.10%
Franklin Templeton
  International Equity ...............            0.66%         0.08%         0.74%
Index 400 Stock ......................            0.25%         0.06%         0.31%
Growth Stock .........................            0.42%         0.01%         0.43%


                                               INVESTMENT
                                                ADVISORY      OTHER           TOTAL
PORTFOLIO                                         FEE        EXPENSES       EXPENSES
---------                                         ---        --------       --------
J.P. Morgan Select
  Growth and Income
  Stock ..............................            0.57%         0.01%         0.58%
Capital Guardian
  Domestic Equity ....................            0.65%         0.10%         0.75%
Index 500 Stock ......................            0.20%         0.01%         0.21%
Asset Allocation .....................            0.60%         0.15%         0.75%
Balanced .............................            0.30%         0.00%         0.30%
High Yield Bond ......................            0.50%         0.03%         0.53%
Select Bond ..........................            0.30%         0.00%         0.30%
Money Market .........................            0.30%         0.00%         0.30%

--------------------------------------------------------------------------------
TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

1. all dividends, interest income and discount earned by the Portfolio (including original issue and market discount) and

2.   net short-term capital gain less

3.   all expenses of the Portfolio.

Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. For a discussion of the tax considerations that affect the insurance company and its separate accounts for these products, and the tax considerations for purchasers of variable annuities and variable life insurance, see the prospectus to which this prospectus for the Fund is attached.



--------------------------------------------------------------------------------
OFFERING AND REDEMPTION OF SHARES

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

Equity securities listed on a stock exchange are generally valued at the closing sale price or, if no sale took place, the closing bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities.

Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Directors. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

Net asset value is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information (SAI), which is available upon request.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)




                              NET REALIZED
            NET        NET        AND                                DISTRIBUTIONS             NET                    NET
           ASSET     INVEST-   UNREALIZED    TOTAL     DISTRIBUTIONS     FROM                 ASSET                 ASSETS,
          VALUE,      MENT        GAIN        FROM       FROM NET       REALIZED     TOTAL    VALUE,                 END OF
         BEGINNING   INCOME    (LOSS) ON   INVESTMENT   INVESTMENT      GAIN ON    DISTRIBU-   END        TOTAL       YEAR
          OF YEAR    (LOSS)   INVESTMENTS  OPERATIONS     INCOME      INVESTMENTS    TIONS   OF YEAR     RETURN+   (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Growth   Stock Portfolio
*1999 ..  $1.00      ($0.00)   $.85         $.85            --        ($ .06)   ($  .06)    $1.79       86.09%++  $    71,483
 2000 ..   1.79         --      .13          .13            --           (.06)      (.06)     1.86        6.71         250,314
 2001 ..   1.86         --     (.07)        (.07)           --             --         --      1.79       (3.76)        291,448
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap
   Value Portfolio
#2001. .  $1.00       $ --     $.02         $.02         $  --          $  --     $   --     $1.02          --%         21,003
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
  1997 .. $3.15       $ --     $.39         $.39         $  --          ($.20)     ($.20)    $3.34       13.86%    $ 1,067,068
  1998 ..  3.34         --      .24          .24            --           (.12)      (.12)     3.46        7.56       1,137,466
  1999 ..  3.46         --     1.48         1.48            --           (.13)      (.13)     4.81       43.78       1,485,311
  2000 ..  4.81         --      .29          .29            --           (.63)      (.63)     4.47        6.18       1,696,013
  2001 ..  4.47         --     (.83)        (.83)           --           (.82)      (.82)     2.82      (19.87)      1,341,876
------------------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio
#2001..   $1.00       $  --   ($.09)       ($.09)        $  --          $  --      $  --     $ .91       (9.40)%++ $    26,900
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton International
   Equity Portfolio
  1997 .. $1.56       $ .04    $.15         $.19         ($.04)         ($.02)     ($.06)    $1.69       12.28%    $   659,850
  1998 ..  1.69         .05     .04          .09          (.04)          (.06)      (.10)     1.68        4.82         671,106
  1999 ..  1.68         .03     .33          .36          (.05)          (.21)      (.26)     1.78       22.88         772,170
  2000 ..  1.78         .02    (.04)        (.02)         (.04)          (.09)      (.13)     1.63        (.79)        809,617
  2001 ..  1.63         .02    (.23)        (.21)         (.03)          (.13)      (.16)     1.26      (14.00)        716,413
------------------------------------------------------------------------------------------------------------------------------------
Index 400 Stock Portfolio
 *1999 .. $1.00       $ .01    $.12         $.13         ($.01)         ($.01)     ($.02)    $1.11       12.83%++  $    59,644
  2000 ..  1.11         .01     .16          .18          (.02)          (.13)      (.15)     1.14       17.21         137,616
  2001     1.14          --    (.01)        (.01)           --           (.01)      (.01)     1.12        (.65)        210,734
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
  1997 .. $1.46       $0.02    $.42         $.44         ($.02)         ($.07)     ($.09)    $1.81       29.85%    $   243,071
  1998 ..  1.81        0.02     .46          .48          (.02)          (.02)      (.04)     2.25       26.69         421,282
  1999 ..  2.25        0.03     .47          .50          (.03)          (.06)      (.09)     2.66       22.50         676,134
  2000 ..  2.66        0.03    (.09)        (.06)         (.02)          (.11)      (.13)     2.47       (2.49)        770,816
  2001 ..  2.47        0.02    (.36)        (.34)         (.02)          (.08)      (.10)     2.03      (14.22)        696,578
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Select Growth
   and Income Stock Portfolio
  1997 .. $1.32       $ .01    $.37         $.38         ($.01)         ($.36)     ($.37)    $1.33       30.03%    $   371,935
  1998 ..  1.33         .01     .29          .30          (.01)           .00       (.01)     1.62       23.14         570,970
  1999 ..  1.62         .01     .12          .13          (.00)          (.19)      (.19)     1.56        7.47         661,552
  2000 ..  1.56         .01    (.11)        (.10          (.01)          (.08)      (.09)     1.37       (6.97)        579,981
  2001 ..  1.37         .01    (.11)        (.10)         (.01)          (.04)      (.05)     1.22       (7.77)        548,672
------------------------------------------------------------------------------------------------------------------------------------
Capital Guardian Domestic
   Equity Portfolio
#2001..   $1.00       $  --   ($.03)       ($.03)         $ --           $ --      $  --     ($.97)      (2.19)%++ $    40,722
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
  1997 .. $2.06       $ .04    $.62         $.66         ($.04)         ($.04)     ($.08)    $2.64       33.20%    $ 1,152,857
  1998 ..  2.64         .04     .71          .75          (.04)          (.06)      (.10)     3.29       28.72       1,690,680
  1999 ..  3.29         .04     .64          .68          (.03)          (.05)      (.08)     3.89       20.91       2,271,956
  2000 ..  3.89         .04    (.37)        (.33)         (.04)          (.11)      (.15)     3.41       (8.75)      2,072,937
  2001 ..  3.41         .03    (.43)        (.40)         (.04)          (.10)      (.14)     2.87      (11.88)      1,821,875
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio
#2001..   $1.00       $ .01   ($.03)       ($.02)        ($.01)          $ --      ($.01)    $ .97       (2.10)%++ $    40,116
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
  1997 .. $1.72       $ .07    $.28         $.35         ($.06)         ($.02)     ($.08)    $1.99       21.52%    $ 2,788,494
  1998 ..  1.99         .07     .29          .36          (.07)          (.06)      (.13)     2.22       18.88       3,282,071
  1999 ..  2.22         .07     .17          .24          (.07)          (.17)      (.24)     2.22       11.18       3,557,900
  2000 ..  2.22         .08    (.09)        (.01)         (.07)          (.11)      (.18)     2.03       (0.17)      3,253,119
  2001 ..  2.03         .08    (.13)        (.05)         (.08)          (.08)      (.16)     1.82       (3.15)      3,011,137
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
  1997 .. $1.10       $ .11    $.06         $.17         ($.14)         ($.07)     ($.21)    $1.06       15.85%    $   153,038
  1998 ..  1.06         .10    (.12)        (.02)         -0.1             --       (.10)      .94       (1.84)        184,782
  1999 ..   .94         .11    (.12)        (.01)         (.11)            --       (.11)      .82        (.44)        161,424
  2000 ..   .82         .09    (.13)        (.04)         (.09)            --       (.09)      .69        (4.6)        138,207
  2001 ..   .69         .08    (.04)        (.04)         (.08)            --       (.08)      .65        5.03         147,670
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   RATIO
                                                                                  OF NET
                                        RATIO OF      RATIO OF      RATIO OF     INVESTMENT
                                         GROSS          NET         EXPENSES      INCOME
                                       EXPENSES TO    EXPENSES         TO        (LOSS) TO    PORTFOLIO
                                         AVERAGE     TO AVERAGE      AVERAGE      AVERAGE     TURNOVER
                                        NET ASSETS   NET ASSETS     NET ASSETS   NET ASSETS     RATE
---------------------------------------------------------------------------------------------------------

Small Cap Growth Stock Portfolio
 *1999                                    1.03%/\       1.00%/\         --          (.07)%/\      70.72
  2000                                     .67           .67            --           .19          86.13
  2001                                     .60           .60            --           .17          70.58
---------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap
   Value Portfolio
#2001. .                                  1.36%/\       1.00%/\           -- %      1.03%/\          .50
---------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
  1997 ..                                   --%           --%            .01         .00             .57
  1998 ..                                   --            --             .52         .04           50.43
  1999 ..                                   --            --             .51        (.02)          68.64
  2000 ..                                   --            --             .52         .09           63.18
  2001 ..                                   --            --             .52         .08           70.40
---------------------------------------------------------------------------------------------------------
International Growth Portfolio
#2001..                                   1.25%/\       1.10%/\           -- %       .05%/\         0.18
---------------------------------------------------------------------------------------------------------
Franklin Templeton International
   Equity Portfolio
  1997 ..                                   --%           --%            .01         .03             .17
  1998 ..                                   --            --             .76         3.38          30.41
  1999 ..                                   --            --             .74         2.62          38.37
  2000 ..                                   --            --             .73         1.77          26.95
  2001 ..                                   --            --             .74         1.99          34.52
---------------------------------------------------------------------------------------------------------
Index 400 Stock Portfolio
 *1999 ..                                  .46%/\        .35%/\           --%        1.69%/\         .27
  2000 ..                                  .32           .32              --         1.71          54.60
  2001                                     .31           .31              --         1.06          19.06
---------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
  1997 ..                                   --            --             .46         1.10          21.64
  1998 ..                                   --            --             .43         1.22          27.26
  1999 ..                                   --            --             .43         1.12          28.01
  2000 ..                                   --            --             .43         1.01          27.98
  2001 ..
---------------------------------------------------------------------------------------------------------
J.P. Morgan Select Growth
   and Income Stock Portfolio
  1997 ..                                   --%           --%            .01          .01           1.45
  1998 ..                                   --            --             .58         1.00         160.40
  1999 ..                                   --            --             .57          .80         106.93
  2000 ..                                   --            --             .57          .68          47.67
  2001 ..                                   --            --             .58          .75          44.37
---------------------------------------------------------------------------------------------------------
Capital Guardian Domestic
   Equity Portfolio
#2001..                                    .90%/\        .75%/\           --%        1.32%/\         .19
---------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
  1997 ..                                   --%           --%            .00          .02            .03
  1998 ..                                   --            --             .21         1.40           3.03
  1999 ..                                   --            --             .20         1.16           5.65
  2000 ..                                   --            --             .20         1.08           6.47
  2001 ..                                   --            --             .21         1.13           2.92
---------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio
#2001..                                    .92%/\         --%/\          .00        12.19%/\         .56
---------------------------------------------------------------------------------------------------------
Balanced Portfolio
  1997 ..                                   --%           --%            .00          .04            .30
  1998 ..                                   --            --             .30         3.48          44.18
  1999 ..                                   --            --             .30         3.36          27.16
  2000 ..                                   --            --             .30         3.47          24.36
  2001 ..                                   --            --             .30         3.75          50.37
---------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
  1997 ..                                  .55%          .55%             --%        9.95         129.49
  1998 ..                                  .50           .50              --        10.85         153.71
  1999 ..                                  .50           .50              --        11.15         139.87
  2000 ..                                  .53           .52              --        10.90         124.91
  2001 ..                                  .53           .53              --        10.48          96.41
---------------------------------------------------------------------------------------------------------




* For the period of April 30, 1999 (commencement of operations) through December 31, 1999.
# For the period of July 31, 2001 (commencement of operations) through December 31, 2001.
+ Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees.
++  Reflects total return for the period; not annualized.
/\  Computed on an annualized basis.

(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)



                                   NET REALIZED
                 NET        NET        AND                                DISTRIBUTIONS             NET                 NET
                ASSET     INVEST-   UNREALIZED    TOTAL     DISTRIBUTIONS     FROM                 ASSET               ASSETS,
               VALUE,      MENT        GAIN        FROM       FROM NET       REALIZED     TOTAL    VALUE,              END OF
              BEGINNING   INCOME    (LOSS) ON   INVESTMENT   INVESTMENT      GAIN ON    DISTRIBU-   END     TOTAL       YEAR
               OF YEAR    (LOSS)   INVESTMENTS  OPERATIONS     INCOME      INVESTMENTS    TIONS   OF YEAR   RETURN+  (THOUSANDS)
- -------------------------------------------------------------------------------------------------------------------------------


Select Bond Portfolio
     1997 . .   $1.22     $.08       $.04         $.12         $(.08)        $--        $(.08)    $1.26      9.46%    $244,835
     1998 . .    1.26      .08         --          .08          (.08)       (.01)        (.09)     1.25      7.07      298,034
     1999 . .    1.25      .08       (.09)        (.01)         (.08)       (.03)        (.11)     1.13     (1.00)     286,493
     2000 . .    1.13      .08        .03         (.11)         (.08)         --         (.08)     1.16     10.21      291,678
     2001 . .    1.16      .06        .05         (.11)         (.07)         --         (.07)     1.20     10.37      405,406

---------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
     1997 . .   $1.00     $.05       $ --         $.05         $(.05)        $--        $(.05)    $1.00      5.47%    $194,470
     1998 . .    1.00      .05         --          .05          (.05)         --         (.05)     1.00      5.43      291,464
     1999 . .    1.00      .05         --          .05          (.05)         --         (.05)     1.00      5.10      404,284
     2000 . .    1.00      .06         --          .06          (.06)         --         (.06)     1.00      6.28      384,455
     2001 . .    1.00      .04         --          .04          (.04)         --         (.04)     1.00      3.91      458,689
---------------------------------------------------------------------------------------------------------------------------------





                                                                                   RATIO
                                                                                  OF NET
                                        RATIO OF      RATIO OF      RATIO OF     INVESTMENT
                                         GROSS          NET         EXPENSES      INCOME
                                       EXPENSES TO    EXPENSES         TO        (LOSS) TO    PORTFOLIO
                                         AVERAGE     TO AVERAGE      AVERAGE      AVERAGE     TURNOVER
                                        NET ASSETS   NET ASSETS     NET ASSETS   NET ASSETS     RATE

--------------------------------------------------------------------------------------------------------

Select Bond Portfolio
     1997 . .                             --%             --%           .30%        7.03%       184.93%
     1998 . .                             --              --            .30         6.87        161.79
     1999 . .                             --              --            .30         6.56         76.65
     2000 . .                             --              --            .30         6.84        139.89
     2001 . .                             --              --            .30         6.15        151.27

--------------------------------------------------------------------------------------------------------
Money Market Portfolio
     1997 . .                             --%             --%           .30%        5.33%           --%
     1998 . .                             --              --            .30         5.26            --
     1999 . .                             --              --            .30         4.99            --
     2000 . .                             --              --            .30         6.08            --
     2001 . .                             --              --            .30         3.76            --
--------------------------------------------------------------------------------------------------------




* For the period of April 30, 1999 (commencement of operations) through December 31, 1999.
# For the period of July 31, 2001 (commencement of operations) through December 31, 2001.
+ Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees.
++  Reflects total return for the period; not annualized.
/\  Computed on an annualized basis.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


N O R T H W E S T E R N  M U T U A L

VARIABLE ANNUITY CONTRACTS
     Nontax-Qualified Annuities             Individual Retirement Annuities
     Roth IRAs                              Simplified Employee Pension Plan
     IRAs                                   Tax-Deferred Annuities
     SIMPLE IRAs                            457 Deferred Compensation Plan
       Annuities




NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS


P    R    O    S    P    E    C    T    U    S


Investment Company Act File Nos. 811-3990 and 811-5371

[NORTHWESTERN MUTUAL(TM) LOGO]

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.

                             -----------------------


                              CROSS REFERENCE SHEET

             Cross reference sheet showing location in Statement of Additional Information required by the Items in Part B of Form N-1A.

                                            Heading in Statement
      Item Number                        of Additional Information
      -----------                        -------------------------

           10                        Cover Page and Table of Contents

           11                        Fund History

           12                        Description of the Fund and Its
                                       Investments and Risks

           13                        Management of the Fund

           14                        Control Persons and Principal Holders of
                                       Securities

           15                        Investment Advisory and
                                       Other Services

           16                        Brokerage Allocation and Other
                                       Practices

           17                        Capital Stock and Other Securities

           18                        Purchase, Redemption and
                                       Pricing of Shares

           19                        Taxation of the Fund

           20                        *

           21                        Calculation of Performance Data

           22                        Report of Independent Accountants,
                                       Financial Statements and
                                       Schedules of Investments

----------------
* Indicates inapplicable or negative

--------------------------------------------------------------------------------


                               NORTHWESTERN MUTUAL
                                SERIES FUND, INC.
                                  Consisting of
                        Small Cap Growth Stock Portfolio
                     T. Rowe Price Small Cap Value Portfolio
                        Aggressive Growth Stock Portfolio
                         International Growth Portfolio
                Franklin Templeton International Equity Portfolio
                            Index 400 Stock Portfolio
                             Growth Stock Portfolio
              J.P. Morgan Select Growth and Income Stock Portfolio
                   Capital Guardian Domestic Equity Portfolio
                            Index 500 Stock Portfolio
                           Asset Allocation Portfolio
                               Balanced Portfolio
                            High Yield Bond Portfolio
                              Select Bond Portfolio
                             Money Market Portfolio





          This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus, but no information is incorporated by reference into this Statement of Additional Information. A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.


--------------------------------------------------------------------------------




     The date of the Prospectus to which this Statement of Additional Information relates is April 30, 2002.



     The date of this Statement of Additional Information is April 30,
     2002.

                                TABLE OF CONTENTS


                                                                         CROSS-REFERENCE TO
                                                                 PAGE    PAGE IN PROSPECTUS
                                                                 ----    ------------------
Investment Policies                                              B-3             13
  Investment Restrictions                                        B-3             -
  Repurchase Agreements                                          B-4             13
  Financial Futures and Forward Contracts                        B-5             4
  Covered Call Option Contracts                                  B-12            -
  Exchange Traded Funds (ETFs)                                   B-12            -
  Reverse Repurchase Agreements                                  B-13            -
  Preferred Stocks                                               B-13            -
  Convertible Securities                                         B-13            -
  Warrants                                                       B-13            13
  High-Yield, High Risk Bonds                                    B-14            -
  Hybrid Instruments                                             B-14            -
  Asset-Backed and Variable Rate Securities                      B-14            -
  Short-Term Trading                                             B-15            -
  Firm Commitment Agreements and "When-Issued"                   B-15            -
    Securities
  Eurodollar Certificates of Deposit                             B-15            -
  Private Placement Transactions                                 B-15            20
    and Illiquid Assets

  Securities Lending                                             B-16            -

  Securities on The Restricted List of The
    Northwestern Mutual Life Insurance Company                   B-16            -

  Risk Factors for Foreign Securities,                           B-16            4
    Foreign Currencies and Foreign Interest Rates
  Portfolio Turnover                                             B-20            -
Management of the Fund                                           B-20            22
Ownership of Shares of the Fund                                  B-27            -
Investment Advisory and Other Services                           B-30            24
Portfolio Transactions and                                       B-30            -
  Brokerage Allocation and Other Practices
Organization and Capital Stock                                   B-34            -
Purchase, Redemption and Pricing of                              B-35            25
  Shares
Taxes and Dividends                                              B-39            25
Calculation of Yield Quotations of                               B-39            9
  the Money Market Portfolio
Appendix A                                                       B-40            -
Appendix B                                                       B-44            -
Report of Independent Accountants                                B-45            26
Financial Statements and Schedules                               B-46            26
  of Investments

INVESTMENT POLICIES

INVESTMENT RESTRICTIONS

         Except as set forth below in this section, the investment restrictions of the Portfolios numbered 1-14 below are "fundamental policies" and may be changed only with the approval of the majority of the Portfolio's shares outstanding. These investment restrictions provide that each Portfolio will not:

         1. Acquire more than 25% of any class of equity securities of any one issuer.

         2. With respect to at least 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding voting securities of any one issuer.

         3. Purchase the securities of any other investment company, except in open-market transactions involving no commission or profit to a dealer (other than the customary broker's commission) or in connection with mergers, consolidations or acquisitions of assets, in amounts not exceeding 10% of the total assets of the Portfolio.

         4. Invest more than 15% of the value of the total assets of the Portfolio in securities which are restricted as to disposition under federal securities laws and in other illiquid assets. For the Money Market Portfolio the limit is 10%.

         5. Invest more than 25% of the value of the total assets of the Portfolio in securities of issuers in any one industry except for investments by the Money Market Portfolio, Asset Allocation Portfolio and the Balanced Portfolio in U.S. Treasury Bills, other obligations of or guaranteed by the U.S. Government or its agencies, certificates of deposit or bankers' acceptances.

         6. Make loans aggregating more than 10% of the total assets of the Portfolio at any one time, provided that neither the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, nor the purchase of short-term debt securities, is to be considered as a loan.

         7. Invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to exercise of voting rights in respect of each Portfolio's securities.

         8. Purchase any security on margin, but each Portfolio may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         9.       Make short sales of securities.

         10. Act as a securities underwriter for other issuers, but each Portfolio may purchase securities under circumstances where, if the securities are later publicly offered or sold by the Portfolio, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Purchase or sell real estate. However, each Portfolio may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

         12. Invest in commodities or commodity contracts. However, each Portfolio (except the Select Bond, Money Market and High Yield Bond Portfolios) may invest in stock index futures contracts, including indexes on specific industries, and the Select Bond, High Yield Bond, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, International Growth, Franklin Templeton International Equity, Asset Allocation and Balanced Portfolios may invest in interest rate futures contracts in accordance with their investment objectives and policies. The International Growth, Franklin Templeton International Equity,
                  T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity and High Yield Bond Portfolios may invest in foreign currency futures contracts.

         13. Issue senior securities or borrow money except for short-term credits as may be necessary for the clearing of transactions and except for temporary purposes to the extent of 5% of the total assets of the Portfolio. Reverse repurchase agreements and financial futures contracts are not considered to be "senior securities" or "borrowing money" for the purpose of this restriction.

         14. Make loans to persons who intend to use the proceeds for non-business purposes or to companies which (including predecessors) have been in business for less than three years. Repurchase agreements are not considered to be "loans" for the purpose of this restriction.

         Restriction number 1 does not apply for the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio.

         Restriction number 3 does not apply for the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio. As an operating policy, which may be changed by the Board of Directors without a vote of the shareholders, the T. Rowe Price Small Cap Value Portfolio will not purchase securities of open-end or closed-end investment companies except (1) in compliance with the Investment Company Act of 1940, or (2) securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc. As an operating policy which may be changed by the Board of Directors without a vote of the shareholders, the Capital Guardian Domestic Equity Portfolio will not invest more than 10% of its total assets in the securities of other investment companies.

         Restriction numbers 4, 7, 8 and 9 are not fundamental policies for the
T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolios, but for both of these Portfolios these four policies are operating policies which may be changed by the Board of Directors without a vote of the outstanding shares of the Portfolios.

         As a non-fundamental investment policy, which may be changed by the Board of Directors without shareholder approval, International Growth Portfolio and the Franklin Templeton International Equity Portfolio will not invest more than 15% of their total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

REPURCHASE AGREEMENTS

         Each of the Portfolios may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

         Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund has adopted standards of creditworthiness for all broker-dealers with which the Fund enters into repurchase agreements and will review compliance by such broker-dealers periodically.

FINANCIAL FUTURES AND FORWARD CONTRACTS

         Each of the Portfolios (except the Select Bond, High Yield Bond and Money Market Portfolios) may enter into stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market values of common stocks. The Select Bond, High Yield Bond, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, International Growth and Franklin Templeton International Equity Portfolios may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. The Select Bond Portfolio may also enter into forward sale contracts in an amount not to exceed 5% of the assets of the Portfolio. In all cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios. The Portfolios' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

         A Portfolio will not enter into a futures contract if, as a result thereof, (i) the aggregate market value of all open futures positions would exceed one-third of the Portfolio's total assets or (ii) the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Portfolio's total assets. More than 5% of the Portfolio's total assets may be committed to the aggregate of initial and variation margin payments however. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Portfolio with the Fund's custodian.

         The following describes the stock index and interest rate futures markets and the manner in which the Portfolios will implement the policy.

         Use. The Portfolios, as identified above, may enter into stock index futures contracts as a hedge against changes in the market values of common stocks and may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios. The Portfolios' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates. The
T. Rowe Price Small Cap Value Portfolio may also use futures contracts as a cash management tool; to enhance income; to manage fund exposure to changes in securities prices and foreign currencies; to protect the value of portfolio securities; or as an efficient means of adjusting the Portfolio's exposure to certain securities markets.

         The Portfolios will not enter into financial futures contracts for speculation, and will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying securities. Currently, stock index futures contracts can be purchased or sold with respect to the Standard and Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         A Portfolio will not enter into a futures contract if, as a result thereof, (i) the aggregate market value of all open futures positions would exceed one-third of the Portfolio's total assets or (ii) the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Portfolio's total assets. More than 5% of the Portfolio's total assets may be committed to the aggregate of initial and variation margin payments however.

         The Portfolios will incur brokerage commissions in connection with transactions in futures contracts.

         Description. A stock index futures contract is an agreement whereby one party agrees to take and another party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks included. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts covering the stock market as a whole and covering certain industries are being traded. It is expected that futures contracts covering stock indexes of additional industries will eventually be traded.

         An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA pass-through securities and $1,000,000 for the other designated contracts.

         It is each Portfolio's policy to close out open futures contracts before delivery. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or the financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, and if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, and if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

         Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Portfolios, whose business activity involves investment or other commitment in equity and debt securities or other obligations, use the financial futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them.

         The speculator, like the hedger, generally expects neither to deliver nor to receive the security underlying the futures contract, but unlike the hedger, hopes to profit from fluctuations in prevailing stock market values or interest rates.

         Futures transaction's of each Portfolio, except the T. Rowe Price Small Cap Value Portfolio, will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Portfolio expects that approximately 75% of such futures contract purchases will be "completed"; that is, upon sale (offsetting) of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Portfolio in the cash market.

         Margin. Initial margin is the amount of funds that must be deposited by a Portfolio with its broker in order to initiate futures trading. An initial margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may range upward from less than 5% of the value of the contract being traded.

         Variation margin is the amount of subsequent payments that must be made to and from the broker to maintain the Portfolio's open position in the futures contracts. Variation margin payments are made on a daily basis as the price of the underlying stock index or financial instrument fluctuates. If the value of the open futures position changes (by increase, in the case of a sale, or by decrease, in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the Portfolio to make a variation margin payment in the amount of the insufficiency. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the Portfolio will promptly demand payment by the broker of variation margin in the amount of the excess. All variation margin payments received by the Portfolio will be held by the Fund's custodian in a separate account for the Portfolio.

         In computing net asset value daily each Portfolio will mark to market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

         Example of Purchase of Stock Index Futures Contract. A Portfolio might purchase a stock index futures contract when it anticipates a significant market or market sector advance and wishes to participate in such advance at a time when the Portfolio is not fully invested, for example, because the Portfolio has not selected the individual stocks which it wishes to purchase. The Portfolio would be endeavoring to eliminate the effect of all or part of an expected increase in the market price of the stocks that the Portfolio may purchase at a later date.

         For example, assume that the prices of certain stocks that the Portfolio may later purchase tend to move in concert with the Standard and Poor's 500 Stock Index. The Portfolio wishes to attempt to fix the purchase price of its anticipated stock investment until the time (three months in this example) when it may purchase the stock. Assume the stock has a market price of 125 and the Portfolio believes that, because of an anticipated advance in the stock market, the price will have risen in three months. The Portfolio might enter into futures contract purchases of the Standard and Poor's 500 Stock Index for a price of 125. If the market price of the stock should increase from 125 to 130, the futures market price for the Standard and Poor's 500 Stock Index might also increase, e.g., from 125 to 130. In that case, the five-point increase in the price that the Portfolio would have to pay for the stock would be offset by the five-point gain realized by closing out the futures contract purchase.

         If the Portfolio should be mistaken in its forecast of market values, and the stock index should decline below 125, the market value of the stocks being hedged would presumably decline. Unless the Portfolio would purchase the stocks for the decreased price, the Portfolio would realize a loss on the sale of the futures contract which would not be offset by the price decrease.

         Example of Sale of Stock Index Futures Contract. The Portfolio might sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the stocks held by the Portfolio. The Portfolio would be endeavoring to substantially reduce the risk of a decline in the value of its stocks without selling the stocks with resultant transaction costs.

         For example, assume that the market price of certain stocks held by the Portfolio tend to move in concert with the Standard and Poor's 500 Stock Index. The stock currently has a market value of 125, which the Portfolio believes will decline because of an anticipated decline in the stock market. The Portfolio wishes to attempt to fix the current market value of the stock until some time in the future. The Portfolio might enter into a futures contract sale of the Standard and Poor's 500 Stock Index at a price of 125. If the market price of the stock should decline from 125 to 120, the futures market price of the Standard and Poor's 500 Stock Index might also decline, e.g. from 125 to 120. In that case the five-point loss in the market value of the stock would be offset by the five-point gain realized by closing out the futures contract. The futures market price of the Standard and Poor's 500 Stock Index might decline to more or less than 120 because of the imperfect correlation with the prices of the stocks hedged.

         If the Portfolio should be mistaken in its forecast of the stock market, and the futures market price of the Standard and Poor's 500 Stock Index should increase above 125, the market price of the stock would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

         Example of Purchase of Interest Rate Futures Contract. The Portfolio might purchase an interest rate futures contract when it wishes to defer for a time a fully invested position in longer term securities, for example, in order to continue holding shorter term securities with higher yields. The Portfolio would be endeavoring to eliminate the effect of all or part of an expected increase in market price of the longer term bonds that the Portfolio may wish to purchase at a later date.

         For example, assume that the market price of a type of longer term bonds that the Portfolio may later purchase, currently yielding 10%, tends to move in concert with futures market prices of long-term U.S. Treasury bonds. The Portfolio wishes to attempt to fix the purchase price (and thus the 10% yield) of its anticipated longer term bond investment until the time (four months away in this example) when it may purchase the bond. Assume the longer term bond has a market price of 100, and the Portfolio believes that, because of an anticipated decline in interest rates, the price will have risen (and correspondingly the yield will have declined) in four months. The Portfolio might enter into futures contract purchases of Treasury bonds for a price of 98. At the same time, the Portfolio would purchase, for example at 100, or continue to hold, shorter term securities that are either maturing in four months or are earmarked by the Portfolio for sale in four months. Assume these short-term securities are yielding 15%. If the market price of the longer term bond should increase from 100 to 105, the futures market price for Treasury bonds might also increase, e.g., from 98 to 103. In that case, the five-point increase in the price that the Portfolio would have to pay for the longer term bond would be offset by the five-point gain realized by closing out the futures contract purchase.

         If the Portfolio should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should decline below 98, the market price of the security being hedged would presumably decline. If short-term rates at the same time fall to 10% or below, it is likely that the Portfolio would follow through with its anticipated purchases of longer term bonds, as the market price of available longer term bonds would have decreased. The benefit of this price decrease, and thus the yield increase, would be offset by the loss realized on closing out the futures contract purchase.

         Example of Sale of Interest Rate Futures Contract. The Portfolio might sell an interest rate futures contract in order to maintain the income derived from its continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in prices of longer term securities because of an increase in prevailing interest rates.

         For example, assume that the market price of a certain longer term security held by the Portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds. The security has a current market price of 100, which the Portfolio believes will decline because of an anticipated rise in interest rates. The Portfolio wishes to attempt to fix the current market value of this security until some point in the future. The Portfolio might enter into a futures contract sale of Treasury bonds at a price of 98. If the market value of the security should decline from 100 to 95, the futures market price of Treasury bonds might also decline, e.g., from 98 to 93. In that case, the five-point loss in the market value of the security would be offset by the five-point gain realized by closing out the futures contract sale. The futures market price of Treasury bonds might decline to more or less than 93 because of the imperfect correlation with the prices of the securities hedged.

         If the Portfolio should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should increase above 98, the market price of the securities, including the security being hedged, would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

         Risks. Financial futures prices are volatile and difficult to forecast. Stock index futures prices reflect the market values of the stocks included in the index, while interest rate futures contracts are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The factors influencing interest rate futures prices are in turn affected by government fiscal and monetary policies and actions, and national and international political and economic events, while stock market values are also influenced by corporate management policies, consumer demand, competition, sources of raw materials and supplies and government regulation.

         At best, the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as: variations in speculative market demand for futures and for equity or debt securities, including technical influences in futures trading, and differences between the securities being hedged and the instruments underlying the standard futures contracts available for trading. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as initial margin, a 10% decrease in the value of the futures contract would result in a total loss of the initial margin deposit before any deduction for the transaction costs, if the account were then closed out, and 15% decrease would result in a loss equal to 150% of the initial margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations when it purchases a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Portfolio with the Fund's custodian.

         Most United States interest rate futures exchanges and the Chicago Mercantile Exchange limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Foreign Currency Futures. The T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, International Growth, Franklin Templeton International Equity and High Yield Bond Portfolios have the authority to deal in forward foreign exchange between currencies of the different countries in which the Portfolio will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Portfolios' dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Franklin Templeton International Equity and High Yield Bond Portfolios will not speculate in forward foreign exchange.

         Risks. Financial futures prices are volatile and difficult to forecast. Stock index futures prices reflect the market values of the stocks included in the index, while interest rate futures contracts are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The factors influencing interest rate futures prices are in turn affected by government fiscal and monetary policies and actions, and national and international political and economic events, while stock market values are also influenced by corporate management policies, consumer demand, competition, sources of raw materials and supplies and government regulation.

         At best, the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as: variations in speculative market demand for futures and for equity or debt securities, including technical influences in futures trading, and differences between the securities being hedged and the instruments underlying the standard futures contracts available for trading. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as initial margin, a 10% decrease in the value of the futures contract would result in a total loss of the initial margin deposit before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the initial margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations when it purchases a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account with the Fund's custodian.

         Most United States interest rate futures exchanges and the Chicago Mercantile Exchange limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Federal Income Tax Treatment. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

         In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is considered gain from the sale of securities and therefore is qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Consequently, in order for the Portfolio to avoid realizing a gain within a three-month period, the Portfolio may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

COVERED CALL OPTION CONTRACTS

         The Index 500 Stock, Index 400 Stock, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, J.P. Morgan Select Growth and Income Stock Portfolio, Growth Stock, Small Cap Growth Stock, Aggressive Growth Stock and High Yield Bond Portfolios may engage in writing covered call option contracts--options on securities owned by the Portfolios--and may purchase call options only to close out a position acquired through the writing of such options. Any option written or purchased by a Portfolio must be listed on a domestic exchange. A covered call option gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option the purchaser pays the Portfolio a premium which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price and the premium. However, a Portfolio risks a loss of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

         The Portfolios may also close out a position acquired through writing a call option by purchasing a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on the security. Thus, when a security subject to a call option is sold from a Portfolio (i.e., to protect the Portfolio from possible depreciation of the security), the Portfolio will purchase a call option on the security to close out the existing call option. Depending on the premium of the contract, a Portfolio will realize a profit or a loss on the transaction. Option transactions may increase a Portfolio's transaction costs and turnover rate and will be initiated only where appropriate to achieve a Portfolio's investment objectives.

EXCHANGE TRADED FUNDS (ETFS)

         The T. Rowe Price Small Cap Value Portfolio may purchase ETFs. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owing an ETF generally reflect the risks of owing the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

REVERSE REPURCHASE AGREEMENTS

         The T. Rowe Price Small Cap Value, Money Market and Balanced Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Portfolio would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

PREFERRED STOCKS

         The T. Rowe Price Small Cap Value Portfolio, and each of the other managed Portfolios that invest in stocks, may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investment would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES

         The T. Rowe Price Small Cap Value Portfolio, and each of the other managed Portfolios that invest in equity securities, may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. A Portfolio's investment in convertible securities will not exceed 10% of the net asset value of the Portfolio.

WARRANTS

         The Index 500 Stock, Index 400 Stock, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, J.P. Morgan Select Growth and Income Stock, Growth Stock, Small Cap Growth Stock, Aggressive Growth Stock and High Yield Bond Portfolios may invest in warrants. No Portfolio intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Portfolio's investment in warrants exceed 5% of its net assets. For the T. Rowe Price Small Cap Value and Capital Guardian Domestic Equity Portfolios, investments in warrants will not exceed 10% of the net asset value of the Portfolio. (A warrant is a right to buy a certain security at a set price during a certain time period.)

HIGH-YIELD, HIGH-RISK BONDS

         The T. Rowe Price Small Cap Value Portfolio may invest in high-yield, high-risk bonds, commonly referred to as "junk" bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but is not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The T. Rowe Price Small Cap Value Portfolio will not invest more than 10% of its total assets in high-yield, high-risk bonds. Several of the other Portfolios may also invest in high-yield, high-risk fixed income securities as described in the prospectus.

HYBRID INSTRUMENTS

         Each of the Portfolios (except the Money Market Portfolio) may invest up to 10% of their total assets in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ASSET-BACKED AND VARIABLE RATE SECURITIES

         Consistent with its investment objectives and policies, the Money Market Portfolio may invest in asset-backed and variable rate securities.

         Asset-backed securities represent fractional interests in pools of retail installment loans or revolving credit receivables. These assets are generally held by a special purpose trust and payments of principal and interest, or interest only, are passed through or paid through monthly or quarterly to certificate holders. Payments may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying receivables are generally subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, for asset-backed securities, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or other receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation or damage to the collateral securing certain contracts, or other factors.

         Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.

SHORT-TERM TRADING

         Each Portfolio will generally not engage in short-term trading (purchases and sales within seven days).

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

         Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

         A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

EURODOLLAR CERTIFICATES OF DEPOSIT

         The Money Market, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Balanced, J.P. Morgan Select Growth and Income Stock, Growth Stock and High Yield Bond Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

PRIVATE PLACEMENT TRANSACTIONS AND ILLIQUID ASSETS

         Each Portfolio may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the Money Market Portfolio the limit is 10%. For the purpose of determining each Portfolio's net asset value, these assets will be valued at their fair value as determined in good faith by the Fund's Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.


         Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Fund's investment adviser, Mason Street Advisors, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Fund. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio's net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.


SECURITIES LENDING

         Each Portfolio except the Money Market Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the adviser or a subadviser to be creditworthy and will not be made unless, in the judgment of the adviser or subadviser, the consideration to be earned from such loans would justify the risk.

SECURITIES ON THE RESTRICTED LIST OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


         The Portfolios may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of Northwestern Mutual or certain of its corporate affiliates. An issuer is placed on one or more of these restricted lists (i) when certain employees of Northwestern Mutual or its affiliate companies come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer on the restricted lists of Northwestern Mutual or certain of its affiliates could impair liquidity for securities of the issuer owned by the Portfolios and may result in a loss of buying opportunities for the Portfolios.


RISK FACTORS FOR FOREIGN SECURITIES, FOREIGN CURRENCIES AND FOREIGN INTEREST
RATES

         Foreign Securities The International Growth Portfolio and the Franklin Templeton International Equity Portfolio each have an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. The T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, Asset Allocation, Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Portfolio, Select Bond Portfolio, Balanced Portfolio and High Yield Bond Portfolio may each invest a portion of their assets in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the International Growth Portfolio and the Franklin Templeton International Equity Portfolio may invest up to 15% of their total assets in unlisted foreign securities, including up to 10% of their total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

         Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

         Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Portfolio's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade;
(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Portfolios due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

         There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Portfolios to lose their registration through fraud, negligence or even mere oversight. While each Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolios of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Portfolios from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

         Currency Each Portfolio's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

         Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on that Portfolio. Through the flexible policy of the Portfolio, its manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Franklin Templeton International Equity Portfolio.

         The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which is replacing the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

         Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the mutual funds managed by Templeton Investment Counsel, LLC to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the Franklin Templeton International Equity Portfolio, the Portfolio's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

         Interest rate To the extent each Portfolio invests in debt securities, changes in interest rates in any country where the Portfolio is invested will affect the value of its assets and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Portfolio's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.



PORTFOLIO TURNOVER

         Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Portfolio will not exceed 7%, that the rate for the High Yield Bond Portfolio will generally not exceed 200% and that the rate for the Select Bond Portfolio will generally not exceed 185%. For the other Portfolios, it is anticipated that the rate will generally not exceed 100%. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

         For years 2000 and 2001, the portfolio turnover rates were:

         Portfolio Turnover Rate                     2000              2001
         -----------------------                     ----              ----
         Small Cap Growth Stock                      86.13%            70.58%
         T. Rowe Price Small Cap Value                 NA              49.70%*
         Aggressive Growth Stock                     63.18%            70.40%
         International Growth                          NA              18.45%*
         Franklin Templeton International
           Equity                                    26.95%            34.52%
         Index 400 Stock                             54.60%            19.06%
         Growth Stock                                28.01%            27.98%
         J.P. Morgan Select Growth and
           Income Stock                              47.67%            44.37%
         Capital Guardian Domestic Equity              NA              18.98%*
         Index 500 Stock                              6.47%             2.92%
         Asset Allocation                              NA              55.88%*
         Balanced                                    24.36%            50.37%
         High Yield Bond                            124.91%            96.41%
         Select Bond                                139.89%           151.27%

               * From commencement of operations on July 31, 2001

         The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio's securities for the year stated as a percentage of the average value of the Portfolio's assets.

MANAGEMENT OF THE FUND

         The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The following is a list of the Directors and Officers of the Fund together with a brief description of their principal occupations during the past five years.

        Edward J. Zore (56), President and Director*
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  President and Chief Executive Officer of Northwestern Mutual since 2001; President from 2000 to 2001; prior thereto, Executive Vice President. Trustee of Northwestern Mutual since 2000

        Stephen N. Graff (67), Director*
        805 Lone Tree Road
        Elm Grove, WI  53122

                  Retired Partner, Arthur Andersen LLP (Public Accountants). Trustee of Northwestern Mutual

        Martin F. Stein (65), Director
        1800 East Capitol Drive
        Milwaukee, WI  53211

                  Founder of Stein Optical (retail sales of eyewear)

        William J. Blake (69), Director
        731 North Jackson Street
        Milwaukee, WI  53202

                  Chairman, Blake Investment Corp. (real estate investments and venture capital)

        William A. McIntosh (63), Director
        525 Sheridan Road
        Kenilworth, IL 60043

                  Retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)

        Mark G. Doll (52), Vice President and Treasurer
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC since 2002. Vice President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC from 1998 to 2001. Prior thereto, Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services, LLC

        Patricia L. Van Kampen (50), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Common Stocks of Northwestern Mutual

        William R. Walker (45), Vice President Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2002; prior thereto, Director of Common Stocks of Northwestern Mutual and Vice President of Northwestern Mutual Investment Services, LLC

        Julie M. Van Cleave (43), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, Wisconsin  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director of Common Stocks of Northwestern Mutual, and Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC

        Steven P. Swanson (48), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, Wisconsin  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Securities of Northwestern Mutual, and Vice President of Northwestern Mutual Investment Services, LLC

        Varun Mehta (34), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Director of Mason Street Advisors, LLC since 2002. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Investment Officer-Public Fixed Income of Northwestern Mutual. Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC from 2000 to 2001

        Jefferson V. DeAngelis (44), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Vice President-Fixed Income Securities of Northwestern Mutual, and Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC

        Timothy S. Collins (40), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director of Investments for Northwestern Mutual. Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, LLC from 2000 to 2001

        Thomas A. Carroll (47), Vice President - Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director-Common Stocks of Northwestern Mutual, and Vice President-Common Stocks of Northwestern Mutual Investment Services, LLC

        Ignatius L. Smetek (40), Vice President-Investments
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Managing Director of Mason Street Advisors, LLC since 2002. Managing Director of Northwestern Investment Management Company, LLC from 1998 to 2001; prior thereto, Director of Common Stocks for Northwestern Mutual, and Vice President - Common Stocks of Northwestern Mutual Investment Services, LLC

        Merrill C. Lundberg (62), Secretary
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Assistant General Counsel of Northwestern Mutual

        Barbara E. Courtney (44), Controller
        720 East Wisconsin Avenue
        Milwaukee, WI  53202

                  Associate Director of Mutual Fund Accounting of Northwestern Mutual

* Directors identified with an asterisk are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Zore and Graff are interested persons of the Fund because they are Trustees of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund's investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company.

William J. Blake has served as a Director since March 9, 1988. Stephen N. Graff and Martin F. Stein have served as Directors since March 29, 1995. William A. McIntosh has served as a Director since May 8, 1997. Edward J. Zore has served as a Director since May 18, 2000. Each Director holds office until the next meeting of the shareholders and until his successor has been elected and qualified or until his prior death, resignation or removal.

         An Audit Committee and Nominating Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund's financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when in its judgement such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not "interested persons" of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). Each Committee is made up of those Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Audit and Nominating Committees are comprised of Messrs. Blake, McIntosh and Stein. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. The Nominating Committee meets when necessary to consider the nomination of new Directors.

         All Board members and officers of the Fund are also board members or officers of Mason Street Funds, Inc. ("MSF"), a registered investment company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC ("MSA") or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS. The Directors of the Fund request and evaluate the information that they and the Fund's investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the Investment Company Act of 1940. The

Directors receive detailed information about the investment operations of each Portfolio of the Fund in advance of each quarterly meeting of the Directors. Investment performance for each of the Portfolios is evaluated by the Directors by reference to the performance of an appropriate peer group and one or more relevant market indices. The Directors evaluate the investment advisory fee for each Portfolio by comparison with fees for a relevant mutual fund universe, including mutual funds offered to retail investors directly as well as those offered as investment funding vehicles for variable annuity contracts and variable life insurance policies issued by the principal competitors of Northwestern Mutual. The Directors evaluate the total expenses and charges for the variable annuity contracts for which the Fund Portfolios serve as the investment funding vehicles. The Directors review and evaluate Northwestern Mutual's operating gains and losses from variable insurance products. In addition to these material factors the Directors review and evaluate a number of compliance and other matters at their quarterly meetings and annually when the renewal of the investment advisory arrangements is proposed. Based upon these considerations the Directors of the Fund have approved the continuation of the Investment Advisory Agreements for each of the Portfolios, and the Investment Subadvisory Agreements for each of the four Portfolios for which subadvisers have been retained, for the current period.

COMPENSATION OF OFFICERS AND DIRECTORS. The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. Northwestern Mutual Investment Services, LLC, the investment advisor to the Fund during fiscal year 2001, paid each of the other Directors of the Fund a total of up to $27,000 per year, consisting of a $15,000 retainer paid in January and $3,000 per meeting of the board of the Fund attended. MSF pays other Directors fees totaling $13,000 per year, consisting of a $5,000 retainer paid in April and an average of $2,000 per meeting of the Board of Directors of MSF attended. The Fund neither pays nor accrues any pension or retirement benefits to any of the Directors.

                               COMPENSATION TABLE

          (1)                      (2)                    (3)                     (4)                    (5)
    Name of Person,             Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
        Position              Compensation        Benefits Accrued as        Benefits Upon        From Series Fund
                             From Registrant     Part of Fund Expenses        Retirement         Registrant and Fund
                                                                                                   Complex Paid to
                                                                                                  Directors in 2001
James D. Ericson,                 None                    None                   None                   None
Director

William Blake,                    None                    None                   None                  $40,000
Director

Stephen N. Graff,                 None                    None                   None                  $40,000
Director

John K. MacIver,                  None                    None                   None                  $40,000
Director

Martin F. Stein,                  None                    None                   None                  $40,000
Director

William A. McIntosh,              None                    None                   None                  $40,000
Director

Edward J. Zore                    None                    None                   None                   None
Director


DIRECTORS' HOLDINGS IN THE NORTHWESTERN MUTUAL SERIES FUND, INC.

         The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings of the independent and inside directors, as of December 31, 2001. These holdings are indirect, based on investment in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company.

                                Blake               Graff                Stein             McIntosh           Zore
                                -----               -----                -----             --------           ----
Aggregate Holdings,              NONE                NONE                NONE                NONE             OVER
-------------------              ----                ----                ----                ----           $100,000
All Portfolios                                                                                              --------
--------------
Small Cap Growth Stock           None                None                None                None             None
Portfolio

T. Rowe Price Small Cap          None                None                None                None             None
Value Portfolio


                                Blake               Graff                Stein             McIntosh           Zore
                                -----               -----                -----             --------           ----
Aggregate Holdings               NONE                NONE                NONE                NONE             OVER
------------------               ----                ----                ----                ----           $100,000
All Portfolios                                                                                              --------
--------------
Aggressive Growth Stock          None                None                None                None             Over
Portfolio                                                                                                   $100,000

International Growth             None                None                None                None             None
Portfolio

Franklin Templeton               None                None                None                None             Over
International Equity                                                                                        $100,000
Portfolio

Index 400 Stock                  None                None                None                None             None
Portfolio

Growth Stock Portfolio           None                None                None                None             None

J.P. Morgan Select               None                None                None                None             None
Growth and Income Stock
Portfolio

Capital Guardian                 None                None                None                None             None
Domestic Equity
Portfolio

Index 500 Stock                  None                None                None                None             Over
Portfolio                                                                                                   $100,000

Asset Allocation                 None                None                None                None             None
Portfolio

Balanced Portfolio               None                None                None                None             None

High Yield Bond                  None                None                None                None            $10,001-
Portfolio                                                                                                    $50,000

Select Bond Portfolio            None                None                None                None             None

Money market Portfolio           None                None                None                None             None

DIRECTORS' HOLDINGS IN THE MASON STREET FUNDS, INC.

         The following table sets forth the Mason Street Funds, Inc. holdings of the independent and inside directors, as of December 31, 2001.

                                Blake               Graff                Stein             McIntosh           Zore
                                -----               -----                -----             --------           ----
Aggregate Holdings,              NONE              $10,001-              NONE              $ 50,001-        $ 50,001-
-------------------              ----              $50,000               ----              $100,000         $100,000
All Funds                                          -------                                 --------         --------
---------
Small Cap Growth Stock           None                None                None              $10,001-          $10,001-
Fund                                                                                       $50,000           $50,000

Aggressive Growth Stock          None                None                None                $1 -             None
Fund                                                                                       $10,000

International Equity             None                None                None                $1 -            $10,001-
Fund                                                                                       $10,000           $50,000

Index 400 Stock Fund             None                None                None              $10,001-           None
                                                                                           $50,000

Growth Stock Fund                None              $10,001-              None                $1 -             None
                                                   $50,000                                 $10,000

Growth and Income Stock          None                None                None                None             None
Fund

Index 500 Stock Fund             None                $1 -                None                None            $10,001-
                                                   $10,000                                                   $50,000

Asset Allocation Fund            None                None                None                None             None

High Yield Bond Fund             None                None                None                None             None

Municipal Bond Fund              None                None                None                $1 -             None
                                                                                           $10,000

Select Bond Fund                 None                None                None                None             None


OWNERSHIP OF SHARES OF THE FUND

         All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable income policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.


         The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2002.


                        SMALL CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A                                     10,406,398 shares      (  6.1%)
NML Variable Annuity Account B                                     96,316,990 shares      ( 56.6%)
NML Variable Annuity Account C                                     12,710,690 shares      (  7.5%)
Northwestern Mutual Variable Life Account                          50,672,463 shares      ( 29.8%)
General Account                                                             0 shares      (  0.0%)
                                                                   -----------------      --------
         Total                                                    170,106,541 shares      (100.0%)


                     T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

NML Variable Annuity Account A                                      2,321,579 shares      (  6.2%)
NML Variable Annuity Account B                                     18,158,362 shares      ( 48.5%)
NML Variable Annuity Account C                                        406,740 shares      (  1.1%)
Northwestern Mutual Variable Life Account                          11,525,738 shares      ( 30.8%)
General Account                                                     5,022,721 shares      ( 13.4%)
                                                                   -----------------      --------
         Total                                                     37,435,140 shares      (100.0%)


                        AGGRESSIVE GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                                     26,091,312 shares      (  5.5%)
NML Variable Annuity Account B                                    306,270,457 shares      ( 64.9%)
NML Variable Annuity Account C                                     38,645,721 shares      (  8.2%)
Northwestern Mutual Variable Life Account                         100,769,636 shares      ( 21.4%)
General Account                                                             0 shares      (  0.0%)
                                                                  ------------------      --------
         Total                                                    471,777,126 shares      (100.0%)


                         INTERNATIONAL GROWTH PORTFOLIO

NML Variable Annuity Account A                                        307,324 shares      (   .9%)
NML Variable Annuity Account B                                      5,314,461 shares      ( 16.2%)
NML Variable Annuity Account C                                         47,002 shares      (  0.1%)
Northwestern Mutual Variable Life Account                           2,116,133 shares      (  6.5%)
General Account                                                    25,010,000 shares      ( 76.3%)
                                                                   -----------------      --------
         Total                                                     32,794,920 shares      (100.0%)


                FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

NML Variable Annuity Account A                                    23,920,293  shares      (  4.3%)
NML Variable Annuity Account B                                   351,100,164  shares      ( 63.6%)
NML Variable Annuity Account C                                    37,461,734  shares      (  6.8%)
Northwestern Mutual Variable Life Account                        139,867,230  shares      ( 25.3%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   552,349,421  shares      (100.0%)


                            INDEX 400 STOCK PORTFOLIO

NML Variable Annuity Account A                                     8,775,918  shares      (  4.3%)
NML Variable Annuity Account B                                   124,303,999  shares      ( 60.6%)
NML Variable Annuity Account C                                    16,017,945  shares      (  7.8%)
Northwestern Mutual Variable Life Account                         56,011,913  shares      ( 27.3%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   205,109,775  shares      (100.0%)


                             GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                                    15,860,333  shares      (  4.6%)
NML Variable Annuity Account B                                   212,747,408  shares      ( 61.4%)
NML Variable Annuity Account C                                    16,372,695  shares      (  4.7%)
Northwestern Mutual Variable Life Account                        101,769,184  shares      ( 29.3%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   346,749,620  shares      (100.0%)

              J.P. MORGAN SELECT GROWTH AND INCOME STOCK PORTFOLIO

NML Variable Annuity Account A                                    18,767,810  shares      (  4.2%)
NML Variable Annuity Account B                                   298,782,626  shares      ( 66.2%)
NML Variable Annuity Account C                                    20,406,617  shares      (  4.5%)
Northwestern Mutual Variable Life Account                        113,030,848  shares      ( 25.1%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   450,987,901  shares      (100.0%)


                   CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

NML Variable Annuity Account A                                        798,047 shares      (  1.5%)
NML Variable Annuity Account B                                     18,095,097 shares      ( 33.9%)
NML Variable Annuity Account C                                        214,078 shares      (  0.4%)
Northwestern Mutual Variable Life Account                           9,191,649 shares      ( 17.2%)
General Account                                                    25,115,814 shares      ( 47.0%)
                                                                   -----------------      --------
         Total                                                     53,414,685 shares      (100.0%)


                            INDEX 500 STOCK PORTFOLIO

NML Variable Annuity Account A                                    35,942,416  shares      (  5.7%)
NML Variable Annuity Account B                                   400,690,576  shares      ( 63.0%)
NML Variable Annuity Account C                                    44,185,120  shares      (  7.0%)
Northwestern Mutual Variable Life Account                        154,602,689  shares      ( 24.3%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   635,420,801  shares      (100.0%)


                           ASSET ALLOCATION PORTFOLIO

NML Variable Annuity Account A                                      1,406,927 shares      (  2.7%)
NML Variable Annuity Account B                                     21,787,691 shares      ( 41.0%)
NML Variable Annuity Account C                                        424,172 shares      (  0.8%)
Northwestern Mutual Variable Life Account                           4,276,164 shares      (  8.1%)
General Account                                                    25,189,608 shares      ( 47.4%)
                                                                   -----------------      --------
         Total                                                     53,084,562 shares      (100.0%)


                               BALANCED PORTFOLIO

NML Variable Annuity Account A                                   123,988,406  shares      (  7.5%)
NML Variable Annuity Account B                                 1,341,417,769  shares      ( 81.6%)
NML Variable Annuity Account C                                    61,243,981  shares      (  3.7%)
Northwestern Mutual Variable Life Account                        117,819,366  shares      (  7.2%)
General Account                                                            0  shares      (  0.0%)
                                                               ---------------------      --------
         Total                                                 1,644,469,522  shares      (100.0%)


                              HIGH YIELD PORTFOLIO

NML Variable Annuity Account A                                     7,728,913  shares      (  3.4%)
NML Variable Annuity Account B                                   161,235,867  shares      ( 70.9%)
NML Variable Annuity Account C                                     6,554,724  shares      (  2.9%)
Northwestern Mutual Variable Life Account                         44,479,185  shares      ( 19.6%)
General Account                                                    7,193,109  shares      (  3.2%)
                                                                 -------------------      --------
         Total                                                   227,191,798  shares      (100.0%)


                              SELECT BOND PORTFOLIO

NML Variable Annuity Account A                                    18,938,044  shares      (  5.5%)
NML Variable Annuity Account B                                   275,352,650  shares      ( 79.3%)
NML Variable Annuity Account C                                    13,862,217  shares      (  4.0%)
Northwestern Mutual Variable Life Account                         38,863,210  shares      ( 11.2%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   347,016,121  shares      (100.0%)


                             MONEY MARKET PORTFOLIO

NML Variable Annuity Account A                                    25,360,387  shares      (  5.5%)
NML Variable Annuity Account B                                   315,549,180  shares      ( 68.2%)
NML Variable Annuity Account C                                    13,798,255  shares      (  3.0%)
Northwestern Mutual Variable Life Account                        107,593,954  shares      ( 23.3%)
General Account                                                            0  shares      (  0.0%)
                                                                 -------------------      --------
         Total                                                   462,301,776  shares      (100.0%)



         The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.


INVESTMENT ADVISORY AND OTHER SERVICES

         The Fund's investment adviser, Mason Street Advisors, LLC ("MSA"), is a wholly-owned company of Northwestern Mutual. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the "Agreements"). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.


         For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.


         For the fiscal years ended December 31, 1999, December 31 2000, and December 31, 2001, NMIS received $32,898,876, $39,679,062, and $36,797,216 respectively, for its services as investment adviser to the Fund.

         MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Agreements and Northwestern Mutual is a party to each Agreement.

         "Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Fund or if MSA ceases to be an affiliated company of Northwestern Mutual.

         Templeton Investment Counsel, LLC ("Templeton Counsel"), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Franklin Templeton International Equity Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is a wholly-owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the Franklin Templeton International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Franklin Templeton International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the Franklin Templeton International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the Franklin Templeton International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by MSA, compensation at the annual rate of .50% of the average net assets of the Franklin Templeton International Equity Portfolio, reduced to .40% on assets in excess of $100 million.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, provides investment advisory services to the J.P. Morgan Select Growth and Income Stock Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays J.P. Morgan Investment a fee at the annual rate of .45% on the first $100 million of the Portfolio's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million.

     J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly owned subsidiary of J.P. Morgan Chase& Co., J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of JPMorgan Chase Bank, also a subsidiary of J.P. Morgan Chase & Co.

     Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $598 billion as of 12/31/01. With offices in London and Singapore, J.P.Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients. Investment management activities in Japan and Germany are carried out by affiliates, J.P. Morgan Trust Bank Ltd. in Tokyo, and JPMorgan Fleming Investment GmbH in Frankfurt.

     T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the T. Rowe Price Small Cap Value Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays T. Rowe Price a fee at the annual rate of .60% of the Portfolio's assets. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of 12/31/01, assets under management were approximately $156.3 billion.

     Capital Guardian Trust Company "Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Capital Guardian Domestic Equity Portfolio, pursuant to an investment sub-advisory agreement. Capital Guardian is a wholly-owned indirect subsidiary of The Capital Group Companies, Inc. For the services provided, MSA pays Capital

Guardian an annual fee of $375,000 on the Portfolio's assets with a market value of $100 million or less. Once the account satisfies the minimum account size of $100 million and its corresponding minimum annual fee of $375,000, then the fees will be charged according to the following rates:

Market Value:            Annual Fee Rate
------------             ---------------
First $25MM .....        0.55 of 1%
Next  $25MM .....        0.40 of 1%
Over  $50MM .....        0.275 of 1%

A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates.


         Northwestern Mutual is the licensee under two License Agreements with Standard & Poor's, dated as of November 30, 1990 and February 19, 1999 for the S&P 500 Index and the S&P MidCap 400 Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

                  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, both of which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         The custodian for the Index 400 Stock, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth, Asset Allocation, Capital Guardian Domestic Equity, Index 500 Stock, Aggressive Growth Stock and Balanced Portfolio is The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070. The custodian for the Select Bond, High Yield Bond, Money Market, Growth Stock and J.P. Morgan Select Growth and Income Stock Portfolios is Bankers Trust Company, 16 Wall Street, New York, New York 10015. The custodian for the Franklin Templeton International Equity Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios. Canadian Imperial Bank of Commerce, Commerce Court, Ontario, Canada M5L 1A2 provides custodial services for the Fund in Canada.

         PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent accountant of the Fund and performs auditing services for the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

         There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

         The investment adviser, or sub-adviser in the case of the J.P. Morgan Select Growth and Income Stock Portfolio, Franklin Templeton International Equity Portfolio, and Capital Guardian Domestic Equity Portfolio, places all orders for the purchase and sale of portfolio securities, options, and futures contracts for each Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

         Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Fund's investment adviser and directors.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing a Portfolio.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.


         There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser, but it is not the policy of any Portfolio to pay higher brokerage commissions to a firm solely because it has provided such services. In 2001 all brokerage business was allocated to firms which provided these services. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Portfolio. During the years ended December 31, 1999, 2000, and 2001, the Fund paid brokerage commissions of $6,299,124, $6,463,799 and $8,424,267, respectively.

         The Directors of the Fund have authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with Robert W. Baird & Co. Incorporated ("Baird"), a broker-dealer which is a corporate affiliate of Northwestern Mutual. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. During 1999, the Fund paid $34,410 in commissions to Baird. This represents 1.2% of the aggregate brokerage commissions paid during 1999 and less than .1% of aggregate Fund transactions. During 2000, the Fund paid $144,955 in commissions to Baird. This represents 3.4% of the aggregate brokerage commissions paid during 2000 and 2.2% of aggregate Fund transactions. During 2001, the Fund paid $186,206 in commissions to Baird. This represents 3.5% of the aggregate brokerage commissions paid during 2001 and 2.2% of aggregate Fund transactions.


ORGANIZATION AND CAPITAL STOCK

         The Fund was incorporated in Maryland on December 22, 1983.

         The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

         All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

         As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

         The capital stock of the Fund is divided into fifteen classes corresponding to the fifteen Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the Portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the Portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the Investment Company Act of 1940. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

         Each Portfolio is a diversified series of the Fund. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

         The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

         Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange or, if there has been no such sale, at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.

         Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of the Fund determine that in the case of a particular security some other value is fair.

         Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

         Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.


         The value of a foreign security held by the International Growth Portfolio and the Franklin Templeton International Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 11:00 a.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The International Growth Portfolio and the Franklin Templeton International Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of the Fund. This description of issues and practices for the International Growth and International Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

         All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

         The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio's securities. Accordingly, if net losses on the Portfolio's securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

         The total offering price per share for each Portfolio is computed as follows:
                          SPECIMEN PRICE-MAKE-UP SHEET
                            (as of December 31, 2001)

                                                                                                                      FRANKLIN
                                                                                                                      TEMPLETON
                                   SMALL CAP GROWTH                          AGGRESSIVE                             INTERNATIONAL
                                        STOCK        T. ROWE PRICE SMALL    GROWTH STOCK     INTERNATIONAL GROWTH      EQUITY
                                      PORTFOLIO      CAP VALUE PORTFOLIO      PORTFOLIO           PORTFOLIO           PORTFOLIO
                                   ----------------  -------------------    ------------     --------------------   -------------
NET ASSETS                           $291,448,146        $21,002,732       $1,341,875,803       $26,900,207         $716,331,009

NUMBER OF SHARES
  OUTSTANDING                         163,226,106         20,692,130         475,352,900         29,680,093          567,291,160

NET ASSET VALUE PER
  SHARE(NET ASSETS
  DIVIDED BY
  NUMBER OF SHARES                      $1.786              $1.015             $2.823              $0.906              $1.263
  OUTSTANDING)

OFFERING AND REDEMPTION
  PRICE PER SHARE                        $1.79              $1.02               $2.82              $0.91               $1.26

                                                                         J.P. MORGAN SELECT
                                                                              GROWTH AND       CAPITAL GUARDIAN      INDEX 500
                                   INDEX 400 STOCK      GROWTH STOCK        INCOME STOCK        DOMESTIC EQUITY        STOCK
                                      PORTFOLIO           PORTFOLIO          PORTFOLIO            PORTFOLIO          PORTFOLIO
                                   ----------------  -----------------   ------------------  --------------------  --------------
NET ASSETS                           $210,734,058         $696,578,029        $548,671,875        $40,722,161      $1,821,875,377

NUMBER OF SHARES
  OUTSTANDING                         187,863,116          343,684,122         449,929,309         41,805,075         633,769,083

NET ASSET VALUE PER
  SHARE (NET ASSETS
  DIVIDED BY
  NUMBER OF SHARES                      $1.122              $2.027               $1.219              $0.974            $2.874
  OUTSTANDING)

OFFERING AND REDEMPTION
  PRICE PER SHARE                        $1.12              $2.03               $1.22                $0.97             $2.87


                                                                             HIGH YIELD
                                   ASSET ALLOCATION        BALANCED              BOND            SELECT BOND        MONEY MARKET
                                      PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                   ----------------       ---------           ---------          -----------        ------------
NET ASSETS                           $40,116.035        $3,011,137,035       $147,670,464       $405,405,692        $458,688,884

NUMBER OF SHARES
  OUTSTANDING                         41,274,737         1,654,619,492        227,641,856        336,953,484         458,688,853

NET ASSET VALUE PER
  SHARE(NET ASSETS
  DIVIDED BY
  NUMBER OF SHARES                      $0.972              $1.820              $0.649             $1.203              $1.000
  OUTSTANDING)

OFFERING AND REDEMPTION
  PRICE PER SHARE                       $0.97               $1.82               $0.65               $1.20              $1.00

         Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.


TAXES AND DIVIDENDS

         Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code. No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the Small Cap Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Asset Allocation, Balanced and High Yield Bond Portfolios had unused capital loss carryforwards of $25,189,147, $162,404, $11,599,888,
$2,803,777, $52,222,224, $18,238,809, $51,512, $144,649, $4,462,390 and
$58,963,786, respectively. The Select Bond Portfolio had no unused capital loss carry forward.


CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

         The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The Portfolio's yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

                                   APPENDIX A

Description of Ratings as Provided by the Rating Services

CORPORATE BONDS AND PREFERRED STOCK

         Moody's Investors Service, Inc.

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

CORPORATE BONDS

         Standard & Poor's

AAA
An obligation rated `AAA' has EXTREMELY STRONG capacity to meet its financial commitments. `AAA' is the highest Obligation Financial Strength Rating assigned by Standard & Poor's.

AA
An obligation rated `AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligations only in small degree.

A
An obligation rated `A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations with higher-rated categories.

BBB
An obligation rated `BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligation to meet its financial commitments.

Obligations rated `BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `CC' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' has LESS VULNERABLE in the near term than other lower-rated obligations. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligation's inadequate capacity to meet its financial commitments.

B
An obligation rated `B' is MORE VULNERABLE than the obligations rated 'BB', but the obligation currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligation's capacity or willingness to meet its financial commitments.

CCC
An obligation rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC
An obligation rated 'CC' is CURRENTLY HIGHLY-VULNERABLE. PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
An obligation rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

N.R.
An issuer designated N.R. is not rated.


COMMERCIAL PAPER

             Moody's Investors Service, Inc.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

COMMERCIAL PAPER

         Standard & Poor's

A-1
A commercial paper rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A commercial paper rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A commercial paper rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A commercial paper rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A commercial paper rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

                                Glossary of Terms


Certificate of Deposit

         A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit

         A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit

         A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance

         A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note

         A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper

         Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

 Accountants' Report

Report of Independent Accountants

To The Shareholders and Board of Directors of
Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth and Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP LOGO]
Milwaukee, Wisconsin
January 25, 2002

 Small Cap Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                 Market
                                    Shares/      Value
 Common Stock (84.0%)                 Par       (000's)
 -------------------------------------------------------
 Consumer Discretionary (14.7%)
 *Catalina Marketing Corporation       83,700   $  2,904
 *CDW Computer Centers, Inc.           19,300      1,037
 *Coach, Inc.                         112,900      4,401
 Fred's, Inc.                          74,300      3,043
 *Getty Images, Inc.                   77,900      1,790
 *The Gymboree Corporation            259,700      3,098
 *O'Reilly Automotive, Inc.           322,100     11,748
 *Orient-Express Hotels,
  Ltd. -- Class A                     150,800      2,729
 *Palm Harbor Homes, Inc.              43,300      1,037
 *Peet's Coffee & Tea, Inc.           106,400      1,200
 The Talbots, Inc.                     58,800      2,132
 *Tommy Hilfiger Corporation          252,900      3,477
 *Westwood One, Inc.                  136,500      4,102
                                                --------
     TOTAL                                        42,698
                                                --------

 Energy (4.6%)
 *Cal Dive International, Inc.        128,300      3,166
 *Energy Partners, Ltd.               185,000      1,397
 *Grant Prideco, Inc.                 239,600      2,755
 *National-Oilwell, Inc.              154,200      3,178
 *Patterson-UTI Energy, Inc.          128,000      2,984
                                                --------
     TOTAL                                        13,480
                                                --------

 Financials (5.2%)
 Investors Financial Services
  Corp.                                66,100      4,376
 *Philadelphia Consolidated
  Holding Corp.                        13,000        490
 Radian Group, Inc.                   135,100      5,804
 Waddell & Reed Financial,
  Inc. -- Class A                     140,450      4,522
                                                --------
     TOTAL                                        15,192
                                                --------

 Health Care (20.1%)
 *Accredo Health, Inc.                 70,700      2,807
 *AMN Healthcare Services, Inc.        18,700        512
 *Apogent Technologies, Inc.          158,500      4,089
 *CIMA Labs, Inc.                      47,600      1,721
 *Cross Country, Inc.                  32,800        869
 D & K Healthcare Resources, Inc.      60,900      3,468
 *DaVita, Inc.                        176,700      4,320
 *Fisher Scientific
  International, Inc.                   3,000         88
 *Lincare Holdings, Inc.              377,600     10,819
 *Patterson Dental Company            190,700      7,806
 *Priority Healthcare
  Corporation -- Class B               76,000      2,674
 *Province Healthcare Company         173,850      5,366
 *Renal Care Group, Inc.              146,800      4,712
 *Sola International, Inc.             65,000      1,261
 *Sybron Dental Specialties, Inc.      72,466      1,564
 *Taro Pharmaceutical Industries,
  Ltd.                                 38,200      1,526
 *Third Wave Technologies             130,800        961

                                                 Market
                                    Shares/      Value
 Common Stock (84.0%)                 Par       (000's)
 -------------------------------------------------------
 Health Care continued
 *Triad Hospitals, Inc.                88,500   $  2,597
 *Ventana Medical Systems, Inc.        61,100      1,382
                                                --------
     TOTAL                                        58,542
                                                --------

 Industrials (11.9%)
 C.H. Robinson Worldwide, Inc.        170,100      4,918
 *Charles River Associates
  Incorporated                         84,800      1,738
 *Cornell Companies, Inc.             109,000      1,924
 *The Corporate Executive Board
  Company                             168,400      6,180
 *Education Management
  Corporation                          69,200      2,509
 *ITT Educational Services, Inc.       31,400      1,158
 *Knight Transportation, Inc.         151,553      2,846
 *Resources Connection, Inc.          235,400      6,198
 SkyWest, Inc.                         47,700      1,214
 *Tetra Tech, Inc.                    297,625      5,926
                                                --------
     TOTAL                                        34,611
                                                --------

 Information Technology (23.4%)
 *Advent Software, Inc.               160,300      8,007
 *Amphenol Corporation -- Class A      30,000      1,442
 *Aspen Technology, Inc.              153,700      2,582
 *BARRA, Inc.                          68,350      3,219
 *DDI Corp.                           136,600      1,344
 *EPIQ Systems, Inc.                  108,250      2,095
 *Forrester Research, Inc.             95,400      1,921
 *Inforte Corp.                       207,600      2,900
 *Micromuse, Inc.                      73,800      1,107
 *MKS Instruments, Inc.               125,300      3,387
 *Nassda Corporation                   69,200      1,556
 *Plexus Corp.                        118,000      3,134
 *PRI Automation, Inc.                131,000      2,679
 *Renaissance Learning, Inc.          121,400      3,699
 *Semtech Corporation                  95,600      3,412
 *SmartForce Public Limited
  Company, ADR                        120,900      2,992
 *TESSCO Technologies
  Incorporated                        194,700      3,339
 *THQ, Inc.                            40,200      1,948
 *Universal Access Global
  Holdings, Inc.                      207,400        973
 *UTStarcom, Inc.                     383,800     10,939
 *Varian, Inc.                        176,900      5,739
                                                --------
     TOTAL                                        68,414
                                                --------

 Materials (2.9%)
 *Airgas, Inc.                        202,900      3,068
 Cambrex Corporation                   62,900      2,742
 Minerals Technologies, Inc.           56,200      2,621
                                                --------
     TOTAL                                         8,431
                                                --------

 Small Cap Growth Stock Portfolio

                                                 Market
                                    Shares/      Value
 Common Stock (84.0%)                 Par       (000's)
 -------------------------------------------------------
 Telecommunication Services
   (1.2%)
 *AirGate PCS, Inc.                    75,100   $  3,421
                                                --------
     TOTAL                                         3,421
                                                --------
     TOTAL COMMON STOCK
      (COST: $222,553)                           244,789
                                                --------

 Money Market Investments (16.1%)
 -------------------------------------------------------
 Cigarettes (1.7%)
 #Phillip Morris Co., Inc.,
  1.81%, 1/18/02                   $5,000,000      4,996
                                                --------
     TOTAL                                         4,996
                                                --------
 Commercial Banks (1.7%)
 #JP Morgan Chase & Co., 1.86%,
  2/8/02                            5,000,000      4,990
                                                --------
     TOTAL                                         4,990
                                                --------

 Federal Government Agencies
   (1.5%)
 #Federal National Mortgage
  Association, 1.73%, 2/15/02       4,500,000      4,490
                                                --------
     TOTAL                                         4,490
                                                --------

 Finance Services (1.7%)
 #Preferred Receivable Funding,
  1.85%, 2/4/02                     5,000,000      4,991
                                                --------
     TOTAL                                         4,991
                                                --------

 Machinery (1.7%)
 #John Deere Capital Corp.,
  2.05%, 1/14/02                    5,000,000      4,996
                                                --------
     TOTAL                                         4,996
                                                --------

 Miscellaneous Business Credit
   Institutions (1.7%)
 #National Rural Utilities,
  1.75%, 1/28/02                    5,000,000      4,993
                                                --------
     TOTAL                                         4,993
                                                --------

 Personal Credit Institutions
   (2.6%)
 Household Finance Corp., 1.94%,
  1/18/02                           5,000,000      4,995
 Variable Funding Capital, 2.45%,
  1/10/02                           2,400,000      2,399
                                                --------
     TOTAL                                         7,394
                                                --------

                                                 Market
                                    Shares/      Value
 Money Market Investments (16.1%)     Par       (000's)
 -------------------------------------------------------
 Short Term Business Credit
   (3.5%)
 Asset Securitization, 1.95%,
  1/18/02                          $5,000,000   $  4,995
 Transamerica Financial
  Corporation, 1.93%, 1/9/02        5,000,000      4,999
                                                --------
     TOTAL                                         9,994
                                                --------

     TOTAL MONEY MARKET
      INVESTMENTS (COST: $46,844)                 46,844
                                                --------

     TOTAL INVESTMENTS (100.1%)
      (COST $269,397)!                           291,633
                                                --------

     OTHER ASSETS, LESS
      LIABILITIES (-0.1%)                           (185)
                                                --------

     TOTAL NET ASSETS (100.0%)                  $291,448
                                                --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $271,272 and the net unrealized appreciation of investments based on that cost was $20,361 which is comprised of $38,050 aggregate gross unrealized appreciation and $17,689 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
   Issuer (000's)         Contracts      Date         (000's)
   --------------------------------------------------------------
   Russell 2000 Index
    Futures                  106         3/02           $291
   (Total Notional Value
    at 12/31/01 $25,642)

    The Accompanying Notes are an Integral Part of the Financial Statements

 T. Rowe Price Small Cap Value Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                        Shares/      Value
        Common Stock (93.4%)              Par       (000's)
 ----------------------------------------------------------
 Consumer Discretionary (17.8%)
 Aaron Rents, Inc.                         9,600    $   156
 Aaron Rents, Inc. -- Class A              1,300         18
 CSS Industries, Inc.                      6,400        198
 Culp, Inc.                                8,100         31
 *Dan River, Inc. -- Class A               9,800          5
 Fred's, Inc.                             11,850        485
 Hancock Fabrics, Inc.                     9,200        121
 Haverty Furniture Companies, Inc.        18,200        301
 Modine Manufacturing Company              4,700        110
 *Paxson Communications Corporation        4,300         45
 RARE Hospitality International,
  Inc.                                    13,700        309
 Ruby Tuesday, Inc.                       25,000        515
 *Saga Communications,
  Inc. -- Class A                          7,100        147
 SCP Pool Corporation                     10,325        283
 *Sinclair Broadcast Group, Inc. --
  Class A                                  3,900         37
 Skyline Corporation                       6,850        221
 Stanley Furniture Company, Inc.           7,350        175
 *Stein Mart, Inc.                        27,500        230
 TBC Corporation                          16,000        214
 *Unifi, Inc.                             19,800        144
                                                    -------
     TOTAL                                            3,745
                                                    -------

 Consumer Staples (1.9%)
 *American Italian Pasta Company --
  Class A                                  3,500        147
 Casey's General Stores, Inc.             14,900        222
 Packaged Ice, Inc.                       18,900         20
                                                    -------
     TOTAL                                              389
                                                    -------

 Energy (7.8%)
 Attwoods PLC                              4,550        159
 Carbo Ceramics, Inc.                      5,500        215
 *Forest Oil Corporation                   8,050        227
 Lone Star Technologies, Inc.              5,800        102
 Newpark Resources, Inc.                  13,700        108
 Tetra Technologies, Inc.                  9,200        193
 W-H Energy Services, Inc.                 6,900        131
 XTO Energy, Inc.                         28,500        499
                                                    -------
     TOTAL                                            1,634
                                                    -------
 Financials (23.4%)
 Allied Capital Corporation               14,300        372
 American Capital Strategies, Ltd.         8,050        228
 Brown & Brown, Inc.                      21,000        574
 Community First Bankshares, Inc.         13,200        339
 First Financial Fund, Inc.               17,100        214
 *First Republic Bank, Inc.               11,300        273
 Gladstone Capital Corp.                   4,400         81
 Glenborough Realty Trust
  Incorporated                            13,700        266
 Innkeepers USA Trust                     13,700        134
 JP Realty, Inc.                           9,150        218

                                                    Market
                                        Shares/      Value
        Common Stock (93.4%)              Par       (000's)
 ----------------------------------------------------------
 Financials continued
 Kilroy Realty Corporation                 9,200    $   242
 Lasalle Hotel Properties                  9,500        112
 Markel Corporation                        1,125        202
 Ohio Casualty Corporation                 5,800         93
 Presidential Life Corporation             4,700         97
 ProAssurance Corporation                  9,300        163
 *Silicon Valley Bancshares               11,400        305
 Sun Communities, Inc.                     6,900        257
 Texas Regional Bancshares, Inc. --
  Class A                                  9,100        344
 *Triad Guaranty, Inc.                     8,400        305
 Washington Real Estate Trust              4,700        117
                                                    -------
     TOTAL                                            4,936
                                                    -------

 Health Care (3.9%)
 Bone Care International, Inc.            13,500        231
 *Guilford Pharmaceuticals, Inc.          14,200        170
 Owens & Minor, Inc.                      16,000        296
 *Sola International, Inc.                 5,800        113
                                                    -------
     TOTAL                                              810
                                                    -------

 Industrials (16.7%)
 Ameron International Corporation          1,600        111
 *Dal-Tile International, Inc.             5,800        135
 EDO Corporation                           8,100        214
 Electro Rent Corporation                 15,150        195
 G & K Services, Inc. -- Class A           6,950        224
 Hub Group, Inc. -- Class A                4,700         49
 Idex Corporation                          5,700        197
 *Insituform Technologies,
  Inc. -- Class A                         17,100        437
 Landauer, Inc.                            4,600        156
 Landstar System, Inc.                     4,100        297
 Layne Christensen Company                 6,900         55
 Littelfuse, Inc.                          8,000        210
 Matthews International
  Corporation -- Class A                  12,350        304
 *Midwest Express Holdings, Inc.           7,000        102
 *Modis Professional Services, Inc.       18,300        131
 Thomas Industries, Inc.                   9,150        229
 UTI Worldwide, Inc.                       9,100        178
 Woodward Governor Company                 4,800        280
                                                    -------
     TOTAL                                            3,504
                                                    -------

 Information Technology (7.0%)
 Analogic Corporation                      6,400        246
 Analysts International Corporation        4,900         20
 ATMI, Inc.                                5,800        138
 Brooks Automation, Inc.                   5,300        216
 Franklin Electric Co., Inc.               2,950        242
 Methode Electronics, Inc. -- Class
  A                                        8,100         65
 Packeteer, Inc.                          16,000        118

 T. Rowe Price Small Cap Value Portfolio

                                                    Market
                                        Shares/      Value
        Common Stock (93.4%)              Par       (000's)
 ----------------------------------------------------------
 Information Technology continued
 Progress Software Corporation            12,600    $   218
 *SPSS, Inc.                              11,450        203
                                                    -------
     TOTAL                                            1,466
                                                    -------
 Materials (10.7%)
 *Airgas, Inc.                            16,000        242
 Aptargroup, Inc.                          8,250        289
 Arch Chemicals, Inc.                      9,150        212
 Deltic Timber Corporation                 6,500        178
 Florida Rock Industries, Inc.             4,850        177
 Gibraltar Steel Corporation               9,550        167
 Ivex Packaging Corporation               12,900        245
 Liqui-Box Corporation                     4,150        171
 Myers Industries, Inc.                    9,200        126
 Penn Virginia Corporation                 6,850        234
 Wausau-Mosinee Paper Corporation         17,000        206
                                                    -------
     TOTAL                                            2,247
                                                    -------

 Other Holdings (0.9%)
 Russell 2000 Value Index                  1,500        193
                                                    -------
     TOTAL                                              193
                                                    -------

 Utilities (3.3%)
 Black Hills Corporation                   4,200        142
 Cleco Corporation                        10,550        232
 Otter Tail Corporation                    4,700        137
 Vectren Corporation                       7,350        176
                                                    -------
     TOTAL                                              687
                                                    -------
     TOTAL COMMON STOCK (COST:
      $18,455)                                       19,611
                                                    -------

                                                    Market
                                        Shares/      Value
 Money Market Investments (5.9%)          Par       (000's)
 ----------------------------------------------------------

 Investment Company Reserves (5.9%)
 Reserve Investment Fund               1,240,328    $ 1,240
                                                    -------

     TOTAL MONEY MARKET INVESTMENTS
      (COST $1,240)                                   1,240
                                                    -------

     TOTAL INVESTMENTS (99.3%)
      (COST $19,695)!                                20,851
                                                    -------

     OTHER ASSETS, LESS LIABILITIES
      (0.7%)                                            152
                                                    -------

     TOTAL NET ASSETS (100.0%)                      $21,003
                                                    -------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $19,712 and the net unrealized appreciation of investments based on that cost was $1,139 which is comprised of $1,396 aggregate gross unrealized appreciation and $257 aggregate gross unrealized depreciation.

*  Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Aggressive Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                     Shares/        Value
      Common Stock (89.8%)             Par         (000's)
 -----------------------------------------------------------
 Consumer Discretionary (13.7%)
 *Abercrombie & Fitch Co. --
  Class A                              560,200    $   14,862
 *Catalina Marketing
  Corporation                          378,900        13,148
 *CDW Computer Centers, Inc.           164,100         8,814
 *Dollar Tree Stores, Inc.             618,450        19,116
 *Entercom Communications
  Corp. -- Class A                     213,500        10,675
 *Gemstar-TV Guide
  International, Inc.                  397,400        11,008
 *Gentex Corporation                   108,400         2,898
 *Getty Images, Inc.                   611,000        14,041
 *Hispanic Broadcasting
  Corporation -- Class A               309,900         7,902
 *Jones Apparel Group, Inc.            331,200        10,986
 *Kohl's Corporation                   355,400        25,035
 *Lamar Advertising Company --
  Class A                              510,425        21,611
 *O'Reilly Automotive, Inc.            371,000        13,530
 *Pixar, Inc.                          102,200         3,675
 *TMP Worldwide, Inc.                  141,400         6,066
                                                  ----------
     TOTAL                                           183,367
                                                  ----------

 Energy (7.2%)
 *BJ Services Company                  556,100        18,045
 *Cooper Cameron Corporation           335,900        13,557
 Dynegy, Inc. -- Class A               310,900         7,928
 GlobalSantaFe Corporation             624,901        17,822
 *Grant Prideco, Inc.                  910,225        10,468
 *Nabors Industries, Inc.              450,500        15,466
 *Weatherford International,
  Inc.                                 368,125        13,716
                                                  ----------
     TOTAL                                            97,002
                                                  ----------

 Financials (6.4%)
 Investors Financial Services
  Corp.                                424,800        28,125
 Old Republic International
  Corporation                          763,000        21,372
 Radian Group, Inc.                    577,200        24,791
 SouthTrust Corporation                465,000        11,472
                                                  ----------
     TOTAL                                            85,760
                                                  ----------

 Health Care (14.9%)
 *AdvancePCS                           641,400        18,825
 *Apogent Technologies, Inc.           813,700        20,993
 Biomet, Inc.                          534,200        16,507
 *Elan Corporation PLC, ADR            144,555         6,514
 *Health Management Associates,
  Inc.                                 764,100        14,059
 *King Pharmaceuticals, Inc.           288,200        12,142
 *Lincare Holdings, Inc.               907,800        26,009
 *MedImmune, Inc.                      372,800        17,279
 *Patterson Dental Company           1,058,150        43,311

                                                    Market
                                     Shares/        Value
      Common Stock (89.8%)             Par         (000's)
 -----------------------------------------------------------
 Health Care continued
 *Province Healthcare Company          467,500    $   14,427
 *Shire Pharmaceuticals Group
  PLC, ADR                             259,600         9,501
                                                  ----------
     TOTAL                                           199,567
                                                  ----------

 Industrials (21.1%)
 *Apollo Group, Inc. -- Class A        318,400        14,331
 *ARAMARK Corporation -- Class
  B                                     95,700         2,574
 *The BISYS Group, Inc.                162,700        10,411
 Cintas Corporation                    619,050        29,956
 *Concord EFS, Inc.                    735,950        24,124
 *The Corporate Executive Board
  Company                              838,000        30,755
 Deere & Company                       236,800        10,339
 *DST Systems, Inc.                    333,900        16,645
 Expeditors International of
  Washington, Inc.                     335,600        19,112
 *Fiserv, Inc.                         889,925        37,662
 Graco, Inc.                            49,600         1,937
 *Mettler-Toledo International,
  Inc.                                 256,500        13,300
 Paychex, Inc.                         407,700        14,286
 *Robert Half International,
  Inc.                                 419,900        11,211
 SkyWest, Inc.                         251,100         6,390
 *Swift Transportation Co.,
  Inc.                                 683,400        14,700
 *Tetra Tech, Inc.                   1,256,347        25,014
                                                  ----------
     TOTAL                                           282,747
                                                  ----------

 Information Technology (22.3%)
 *ADC Telecommunications, Inc.       1,347,900         6,200
 *BEA Systems, Inc.                    258,100         3,977
 *Cadence Design Systems, Inc.         554,100        12,146
 *Comverse Technology, Inc.            176,500         3,948
 *Credence Systems Corporation       1,019,500        18,932
 *Electronic Arts, Inc.                247,800        14,856
 *Intersil Corporation -- Class
  A                                    269,000         8,675
 *Intuit, Inc.                         428,200        18,310
 *Jabil Circuit, Inc.                  632,300        14,366
 *Keane, Inc.                          347,500         6,265
 *Micrel Incorporated                  618,200        16,215
 *Microchip Technology
  Incorporated                         559,350        21,670
 *Network Appliance, Inc.              174,300         3,812
 *Novellus Systems, Inc.               148,200         5,846
 PerkinElmer, Inc.                     521,200        18,252
 *PRI Automation, Inc.                 605,400        12,380
 *QLogic Corporation                   378,000        16,825
 *Rational Software Corporation        405,400         7,905
 *RF Micro Devices, Inc.               266,500         5,125
 *Sanmina-SCI Corporation              669,800        13,329
 *Semtech Corporation                  545,100        19,455
 *TIBCO Software, Inc.                 615,800         9,194
 *VeriSign, Inc.                       278,700        10,602

 Aggressive Growth Stock Portfolio

                                                    Market
                                     Shares/        Value
      Common Stock (89.8%)             Par         (000's)
 -----------------------------------------------------------
 Information Technology continued
 *Vignette Corporation               1,631,684    $    8,762
 *Waters Corporation                   409,000        15,849
 *Xilinx, Inc.                         137,500         5,369
 *Zebra Technologies
  Corporation -- Class A                17,000           944
                                                  ----------
     TOTAL                                           299,209
                                                  ----------
 Materials (1.5%)
 Praxair, Inc.                         233,900        12,923
 Sigma-Aldrich Corporation             198,900         7,839
                                                  ----------
     TOTAL                                            20,762
                                                  ----------
 Telecommunication Services
   (2.7%)
 *Alamosa Holdings, Inc.               769,100         9,175
 *American Tower Corporation --
  Class A                            1,494,822        14,156
 *Crown Castle International
  Corp.                              1,269,900        13,563
                                                  ----------
     TOTAL                                            36,894
                                                  ----------
     TOTAL COMMON STOCK (COST:
      $1,165,794)                                  1,205,308
                                                  ----------

 Money Market Investments (9.8%)
 -----------------------------------------------------------
 Federal Government Agencies
   (0.4%)
 #Federal National Mortgage
  Association, 1.73%, 2/15/02      $ 6,000,000         5,987
                                                  ----------
     TOTAL                                             5,987
                                                  ----------

 Finance Lessors (1.6%)
 Preferred Receivable Funding,
  2.04%, 1/9/02                        900,000           900
 #Receivables Capital Corp.,
  1.95%, 1/18/02                    20,000,000        19,981
                                                  ----------
     TOTAL                                            20,881
                                                  ----------

 Miscellaneous Business Credit
   Institutions (1.5%)
 John Deere Capital Corp.,
  1.90%, 1/18/02                    20,000,000        19,982
                                                  ----------
     TOTAL                                            19,982
                                                  ----------

 Personal Credit Institutions
   (3.0%)
 American General Finance,
  1.92%, 1/11/02                    20,000,000        19,990
 Household Finance Corp.,
  1.93%, 1/22/02                    20,000,000        19,977
                                                  ----------
     TOTAL                                            39,967
                                                  ----------

                                                     Market
                                      Shares/        Value
 Money Market Investments (9.8%)        Par         (000's)
 ------------------------------------------------------------
 Security Brokers & Dealers
   (0.3%)
 Salomon Smith Barney Holdings,
  1.78%, 1/15/02                    $ 4,500,000    $    4,497
                                                   ----------
     TOTAL                                              4,497
                                                   ----------

 Short Term Business Credit
   (1.5%)
 Asset Securitization, 1.95%,
  1/18/02                            20,300,000        20,281
                                                   ----------
     TOTAL                                             20,281
                                                   ----------

 Utilities (1.5%)
 National Rural Utility Co.,
  2.01%, 1/25/02                     20,000,000        19,973
                                                   ----------
     TOTAL                                             19,973
                                                   ----------

     TOTAL MONEY MARKET INVESTMENTS
      (COST $131,568)                                 131,568
                                                   ----------

     TOTAL INVESTMENTS (99.6%)
      (COST $1,297,362)!                            1,336,876
                                                   ----------

     OTHER ASSETS, LESS LIABILITIES (0.4%)              5,000
                                                   ----------

     TOTAL NET ASSETS (100.0%)                     $1,341,876
                                                   ----------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $1,304,489 and the net unrealized appreciation of investments based on that cost was $32,387 which is comprised of $195,480 aggregate gross unrealized appreciation and $163,093 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   Midcap 400 Index
    Futures                  102         3/02           $255
   (Total Notional Value
    at 12/31/01 $25,709)

    The Accompanying Notes are an Integral Part of the Financial Statements

 International Growth Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                      Market
 Foreign Common Stock                      Shares/     Value
 (97.6%)                     Country         Par      (000's)
 ------------------------------------------------------------
 Aerospace & Defense (1.1%)
 Meggitt Ord              United Kingdom    109,600   $   306
                                                      -------
     TOTAL                                                306
                                                      -------
 Automobiles & Parts
   (10.8%)
 Bayer Motoren Werke AG   Germany            11,500       405
 Beru Ag Ludwigsburg      Germany             9,300       409
 Bridgestone Corporation  Japan              30,000       317
 Denway Investments       Hong Kong       1,144,900       356
 Fuji Heavy Industries    Japan              56,000       240
 Honda Motor Co.          Japan               9,000       359
 Peugeot SA               France              8,500       361
 Porsche AG               Germany             1,100       421
                                                      -------
     TOTAL                                              2,868
                                                      -------

 Banks (9.0%)
 Anglo Irish Bank
  Corporation             Ireland           109,500       425
 Banque Nationale de
  Paris                   France              3,500       313
 Danske Bank              Denmark            23,200       372
 Lloyds TSB Group PLC     United Kingdom     34,000       369
 OTP Bank                 Hungary             3,800       228
 Royal Bank of Canada     Canada             11,900       387
 Royal Bank of Scotland
  Group                   United Kingdom     13,000       316
                                                      -------
     TOTAL                                              2,410
                                                      -------
 Beverages (1.4%)
 *Cott Corporation        Canada             23,900       380
                                                      -------
     TOTAL                                                380
                                                      -------

 Construction & Building
   Materials (2.4%)
 Grupo Ferrovial          Spain              16,500       289
 Vinci                    France              6,250       367
                                                      -------
     TOTAL                                                656
                                                      -------
 Diversified Industrials
   (1.3%)
 Suez Lyonnaise           France             11,900       360
                                                      -------
     TOTAL                                                360
                                                      -------
 Electronics &
   Electrical Equipment
   (1.2%)
 Koninklijke Philips
  Electronics NV          Netherlands        11,000       327
                                                      -------
     TOTAL                                                327
                                                      -------
 Engineering & Machinery
   (2.8%)
 *Neopost SA              France              8,400       245
 *Nordex AG               Germany            43,800       265
 Vestas Wind Systems      Denmark             9,300       254
                                                      -------
     TOTAL                                                764
                                                      -------

                                                      Market
 Foreign Common Stock                      Shares/     Value
 (97.6%)                     Country         Par      (000's)
 ------------------------------------------------------------
 Food & Drug Retailers
   (1.3%)
 Koninklijke Ahold NV     Netherlands         4,400   $   128
 Lawson, Inc.             Japan               8,200       235
                                                      -------
     TOTAL                                                363
                                                      -------
 Food Producers &
   Processors (5.4%)
 Cadbury Schweppes PLC    United Kingdom     58,700       374
 Nestle SA                Switzerland         1,890       403
 Nutreco Holding NV       Netherlands         9,156       293
 Unilever PLC             United Kingdom     47,500       390
                                                      -------
     TOTAL                                              1,460
                                                      -------
 Forestry & Paper (3.0%)
 Norske Skogindustrier    Norway             25,600       481
 Upm-kymmene OYJ          Finland             9,600       318
                                                      -------
     TOTAL                                                799
                                                      -------
 General Retailers
   (4.6%)
 Belluna Co, Ltd.         Japan              13,200       449
 Esprit Holdings, Ltd.    Hong Kong         350,500       396
 Folli-Follie Abee        Greece             20,800       366
 KarstadtQuelle AG        Germany               500        20
                                                      -------
     TOTAL                                              1,231
                                                      -------
 Health (3.2%)
 *Resmed                  Australia           7,600       410
 Synthes Stratec, Inc.    Switzerland           635       442
                                                      -------
     TOTAL                                                852
                                                      -------
 Information Technology
   Hardware (5.6%)
 *Asml Holding NV         Netherlands         9,900       172
 *Logitech International  Switzerland        13,600       498
 Nokia OYJ                Finland             9,300       240
 *Tandberg                Norway             27,100       604
                                                      -------
     TOTAL                                              1,514
                                                      -------
 Insurance (4.2%)
 *Converium Holding AG    Switzerland         2,200       107
 Corporacion Mapfre       Spain              57,000       330
 ING Groep NV             Netherlands        12,300       314
 Swiss Re                 Switzerland         3,900       392
                                                      -------
     TOTAL                                              1,143
                                                      -------
 Leisure, Entertainment
   & Hotels (2.7%)
 Nintendo Co., Ltd.       Japan               1,900       333
 Rank Group PLC           United Kingdom    121,400       406
                                                      -------
     TOTAL                                                739
                                                      -------
 Life Assurance (2.7%)
 Irish Life & Permanent   Ireland            34,700       355
 Manulife Financial       Canada             13,900       362
                                                      -------
     TOTAL                                                717
                                                      -------

 International Growth Portfolio

                                                      Market
 Foreign Common Stock                      Shares/     Value
 (97.6%)                     Country         Par      (000's)
 ------------------------------------------------------------
 Oil & Gas (7.8%)
 ENI SPA                  Italy              16,000   $   201
 Ihc Caland NV            Netherlands         8,600       402
 Saipem International     Italy              71,800       352
 Technip SA               France              2,950       394
 *Tgs Nopec Geophysical,
  Co.                     Norway             24,000       333
 Total Fina Elf SA        France              2,850       406
                                                      -------
     TOTAL                                              2,088
                                                      -------
 Personal Care &
   Household Products
   (3.4%)
 Luxottica Group SPA,
  ADR                     Italy              23,200       382
 Reckitt Benckiser PLC    United Kingdom     27,500       400
 Shiseido Company
  Limited                 Japan              15,000       139
                                                      -------
     TOTAL                                                921
                                                      -------
 Pharmaceuticals (6.8%)
 Csl Limited              Australia          15,300       403
 *Elan Corporation PLC,
  ADR                     Ireland             6,900       311
 Glaxosmithkline          United Kingdom     13,900       349
 Novo-nordisk AS          Denmark             8,800       360
 Takeda Chemical
  Industries              Japan               5,000       226
 *Taro Pharmaceutical
  Industries, Ltd.        Israel              4,200       168
                                                      -------
     TOTAL                                              1,817
                                                      -------
 Software & Computer
   Services (1.4%)
 Sap AG                   Germany             2,800       367
                                                      -------
     TOTAL                                                367
                                                      -------
 Specialty & Other
   Finance (3.8%)
 Data Advantage Limited   Australia         111,228       355
 Deutsche Boerse AG       Germany             8,600       341
 Man Group PLC            United Kingdom        500         9
 Van der Moolen Holding
  NV                      Netherlands        11,000       316
                                                      -------
     TOTAL                                              1,021
                                                      -------
 Support Services (4.5%)
 Aggreko PLC              United Kingdom     59,200       314
 Sanix Incorporated       Japan               8,500       319
 Serco Group PLC          United Kingdom     37,500       199
 *Thiel Logistik AG       Germany            19,400       379
                                                      -------
     TOTAL                                              1,211
                                                      -------
 Telecommunication
   Services (0.2%)
 *Koninklijke (Royal)
  KPN NV                  Netherlands        11,000        56
                                                      -------
     TOTAL                                                 56
                                                      -------

                                                      Market
 Foreign Common Stock                      Shares/     Value
 (97.6%)                     Country         Par      (000's)
 ------------------------------------------------------------
 Tobacco (3.2%)
 Gallaher Group PLC       United Kingdom     61,200   $   419
 Swedish Match AB         Sweden             83,800       443
                                                      -------
     TOTAL TOBACCO                                        862
                                                      -------

 Transport (2.6%)
 Brisa Auto Estrada       Portugal           91,200       386
 Macquarrie
  Infrastructure
  Australia Group         Australia         173,000       310
                                                      -------
     TOTAL                                                696
                                                      -------

 Water (1.2%)
 Vivendi Environment      France              9,400       313
 *Vivendi Environment --
  Warrants                France              9,400         4
                                                      -------
     TOTAL                                                317
                                                      -------
     TOTAL FOREIGN
      COMMON STOCK
      (COST: $27,492)                                  26,245
                                                      -------

 Money Market Investments (1.5%)
 ------------------------------------------------------------

 Machinery (1.5%)
 John Deere Capital
  Corp., 2.05%, 1/14/02   United States   $ 400,000       400
                                                      -------
     TOTAL MONEY MARKET INVESTMENTS
      (COST: $400)                                        400
                                                      -------

     TOTAL INVESTMENTS (99.1%)
      (COST $27,892)!                                  26,645
                                                      -------

     OTHER ASSETS, LESS LIABILITIES (0.9%)                255
                                                      -------

     TOTAL NET ASSETS (100.0%)                        $26,900
                                                      -------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $27,892 and the net unrealized depreciation of investments based on that cost was $1,247 which is comprised of $874 aggregate gross unrealized appreciation and $2,121 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

   Investment Percentage by Country:

   United Kingdom                                  17.2%
   France                                          10.3%
   Japan                                            9.7%
   Germany                                          8.3%
   Netherlands                                      7.5%
   Other                                           47.0%
                                                  ------
       TOTAL                                      100.0%
                                                  ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Franklin Templeton International Equity Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                       Market
 Common Stock                             Shares/      Value
 (94.9%)                   Country          Par       (000's)
 -------------------------------------------------------------
 Automobiles & Components (1.5%)
 Valeo SA               France              265,460   $ 10,589
                                                      --------
     TOTAL                                              10,589
                                                      --------

 Banks (9.5%)
 Australia & New
  Zealand Banking
  Group, Ltd.           Australia         1,540,601     14,045
 Banca Nazionale del
  Lavora                Italy             4,040,250      8,184
 *Dbs Group Holdings
  Limited               Singapore         1,421,000     10,620
 HSBC Holdings PLC      Hong Kong         1,010,537     11,825
 Lloyds TSB Group PLC   United Kingdom    1,140,110     12,378
 Nordea AB              Sweden            1,628,500      8,686
 Nordea AB (NDA)        Sweden              491,780      2,602
                                                      --------
     TOTAL                                              68,340
                                                      --------

 Capital Goods (8.4%)
 Alstom                 France              586,340      6,521
 BAE SYSTEMS PLC        United Kingdom    2,627,200     11,833
 Invensys PLC           United Kingdom    5,161,860      8,959
 KCI Konecranes
  International         Finland             342,900      8,702
 Kurita Water
  Industries, Ltd.      Japan               601,000      7,461
 Rolls-Royce PLC        United Kingdom    3,330,800      8,071
 Volvo AB -- Class B    Sweden              497,580      8,349
                                                      --------
     TOTAL                                              59,896
                                                      --------

 Commercial Services &
   Supplies (2.0%)
 Societe BIC SA         France              424,320     14,493
                                                      --------
     TOTAL                                              14,493
                                                      --------

 Consumer
   Discretionary
   (0.8%)
 Autoliv, Inc.          Sweden              279,100      5,669
                                                      --------
     TOTAL                                               5,669
                                                      --------

 Consumer Durables &
   Apparel (2.5%)
 Koninklijke Philips
  Electronics NV        Netherlands         460,805     13,696
 SONY CORPORATION       Japan                86,800      3,967
                                                      --------
     TOTAL                                              17,663
                                                      --------

                                                       Market
 Common Stock                             Shares/      Value
 (94.9%)                   Country          Par       (000's)
 -------------------------------------------------------------
 Diversified
   Financials (3.9%)
 ING Groep NV           Netherlands         486,000   $ 12,393
 The Nomura Securities
  Co., Ltd.             Japan               398,400      5,107
 Swire Pacific
  Limited -- Class A    Hong Kong         1,459,500      7,955
 Swire Pacific
  Limited -- Class B    Hong Kong         3,534,200      2,538
                                                      --------
     TOTAL                                              27,993
                                                      --------

 Energy (7.0%)
 CNOOC Limited          China               450,600      8,697
 ENI SPA                Italy               469,025      5,880
 Husky Energy, Inc.     Canada              721,000      7,439
 Repsol SA              Spain               732,000     10,676
 Shell Transport &
  Trading Company PLC   United Kingdom    1,518,500     10,431
 Total Fina Elf SA      France               50,922      7,273
                                                      --------
     TOTAL                                              50,396
                                                      --------

 Financials (3.9%)
 ACE Limited            Bermuda             254,100     10,202
 PartnerRe, Ltd.        Bermuda             114,570      6,187
 XL Capital, Ltd. --
  Class A               Bermuda             124,000     11,329
                                                      --------
     TOTAL                                              27,718
                                                      --------

 Food & Drug Retailing
   (1.6%)
 J. Sainsbury PLC       United Kingdom    2,203,680     11,738
                                                      --------
     TOTAL                                              11,738
                                                      --------

 Food Beverage &
   Tobacco (1.3%)
 Unilever PLC           United Kingdom    1,129,200      9,269
                                                      --------
     TOTAL                                               9,269
                                                      --------

 Health Care Equipment
   & Services (0.7%)
 Mayne Nickless, Ltd.   Australia                10          0
 Nycomed Amersham PLC   United Kingdom      517,590      4,901
                                                      --------
     TOTAL                                               4,901
                                                      --------

 Insurance (5.1%)
 Axa                    France              474,362      9,913
 Swiss Re               Switzerland         117,400     11,809
 Yasuda Fire & Marine
  Insurance Company
  Limited               Japan             1,048,000      5,997
 Zurich Financial
  Services AG           Switzerland          36,513      8,566
                                                      --------
     TOTAL                                              36,285
                                                      --------

 Franklin Templeton International Equity Portfolio

                                                       Market
 Common Stock                             Shares/      Value
 (94.9%)                   Country          Par       (000's)
 -------------------------------------------------------------
 Materials (10.4%)
 Akzo Nobel NV          Netherlands         323,810   $ 14,458
 AngloGold Limited,
  ADR                   South Africa        238,800      4,313
 Barrick Gold
  Corporation           Canada              201,580      3,214
 BASF AG                Germany             290,520     10,826
 Bayer AG               Germany             291,200      9,256
 Broken Hill
  Proprietary, Ltd.     Australia         1,787,360      9,607
 Hanson PLC             United Kingdom    1,063,494      7,337
 Stora Enso OYJ --
  Class R               Finland             743,900      9,525
 Stora Enso OYJ -- R
  Shares                Finland             507,997      6,441
                                                      --------
     TOTAL                                              74,977
                                                      --------
 Media (2.5%)
 United Business Media
  PLC                   United Kingdom    1,630,610     11,391
 Wolters Kluwer NV      Netherlands         280,940      6,404
                                                      --------
     TOTAL                                              17,795
                                                      --------

 Pharmaceuticals &
   Biotechnology
   (2.6%)
 Aventis SA             France              142,160     10,094
 Ono Pharmaceutical
  Co., Ltd.             Japan               282,000      8,478
                                                      --------
     TOTAL                                              18,572
                                                      --------

 Real Estate (2.0%)
 Cheung Kong Holdings
  Limited               Hong Kong         1,408,000     14,626
                                                      --------
     TOTAL                                              14,626
                                                      --------

 Retailing (2.0%)
 Marks & Spencer PLC    United Kingdom    2,746,310     14,429
                                                      --------
     TOTAL                                              14,429
                                                      --------
 Technology Hardware &
   Equipment (4.3%)
 Alcatel                France              286,520      4,898
 FUJITSU LIMITED        Japan               288,000      2,096
 NEC Corporation        Japan               715,000      7,294
 Nortel Networks Corp.  Canada              587,270      4,378
 Samsung Electronics    South Korea          55,550     11,800
                                                      --------
     TOTAL                                              30,466
                                                      --------

 Telecommunication
   Services (11.0%)
 BCE, Inc.              Canada              432,940      9,767
 Cable & Wireless PLC   United Kingdom    1,760,630      8,469
 Compania de
  Telecomunicaciones
  de Chile SA, ADR      Chile               273,725      3,684
 Korea Telecom
  Corporation, ADR      Korea (South)       491,440      9,991

                                                       Market
 Common Stock                             Shares/      Value
 (94.9%)                   Country          Par       (000's)
 -------------------------------------------------------------
 Telecommunication Services continued
 Nippon Telegraph &
  Telephone
  Corporation           Japan                 2,371   $  7,725
 Philippine Long
  Distance Telephone,
  ADR                   Philippines         353,040      2,909
 PT Indosat, ADR        Indonesia           386,900      3,424
 Telecom Corporation
  of New Zealand
  Limited               New Zealand       5,183,300     10,792
 *Telefonica SA, ADR    Spain               268,985     10,781
 Telefonos de Mexico
  SA, ADR               Mexico              349,514     12,240
                                                      --------
     TOTAL                                              79,782
                                                      --------
 Transportation (4.2%)
 British Airways PLC    United Kingdom    1,571,900      4,461
 Deutsche Post AG       Germany             753,530     10,400
 Hong Kong Aircraft &
  Engineering           Hong Kong           345,100        520
 Nippon Express Co.,
  Ltd.                  Japan             2,373,000      8,057
 *SAS AB                Sweden              979,060      6,347
                                                      --------
     TOTAL                                              29,785
                                                      --------
 Utilities (7.7%)
 E.On AG                Germany             194,210     10,099
 Endesa SA              Spain               824,850     12,903
 EVN AG                 Austria              64,500      2,629
 Hong Kong Electric
  Holdings Limited      Hong Kong         2,320,000      8,628
 Iberdrola SA           Spain               514,980      6,704
 Innogy Holdings PLC    United Kingdom    1,246,864      3,484
 International Power
  PLC                   United Kingdom    1,246,864      3,675
 Korea Electric Power
  Corp.                 South Korea         410,200      6,777
                                                      --------
     TOTAL                                              54,899
                                                      --------
     TOTAL COMMON STOCK
      (COST: $733,781)                                 680,281
                                                      --------

 Preferred Stock (1.0%)
 -------------------------------------------------------------
 Energy (1.0%)
 Petroleo Brasileiro
  SA                    Brazil              325,000      7,195
                                                      --------
     TOTAL PREFERRED STOCK
      (COST: $6,804)                                     7,195
                                                      --------

 Money Market Investments (4.0%)
 -------------------------------------------------------------
 Finance Services
   (0.5%)
 JP Morgan Chase &
  Co., 1.86%, 2/7/02    United States   $ 3,800,000      3,793
                                                      --------
     TOTAL                                               3,793
                                                      --------

 Franklin Templeton International Equity Portfolio

                                                       Market
 Money Market                             Shares/      Value
 Investments (4.0%)        Country          Par       (000's)
 -------------------------------------------------------------
 Pharmaceutical
   Preparations (3.5%)
 American Home
  Products, 1.85%,
  1/2/02                United States   $21,100,000   $ 21,099
 American Home
  Products, 2.03%,
  1/23/02               United States     3,500,000      3,495
                                                      --------
     TOTAL                                              24,594
                                                      --------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $28,387)                                   28,387
                                                      --------
     TOTAL INVESTMENTS (99.9%)
      (COST $768,972)!                                 715,863
                                                      --------

     OTHER ASSETS, LESS LIABILITIES (0.1%)                 550
                                                      --------

     TOTAL NET ASSETS (100.0%)                        $716,413
                                                      --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $768,954 and the net unrealized depreciation of investments based on that cost was $53,091 which is comprised of $72,101 aggregate gross unrealized appreciation and $125,192 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

   Investment Percentage by Country:

   United Kingdom                                  18.8%
   France                                           8.9%
   Japan                                            7.8%
   Netherlands                                      6.6%
   Hong Kong                                        6.4%
   Other                                           51.5%
                                                  ------
       TOTAL                                      100.0%
                                                  ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 400 Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (12.5%)
 *Abercrombie & Fitch
  Co. -- Class A                         23,600    $    626
 *American Eagle Outfitters, Inc.        16,550         433
 ArvinMeritor, Inc.                      15,650         307
 Bandag, Inc.                             4,900         170
 *Barnes & Noble, Inc.                   15,500         459
 Belo Corp. -- Class A                   26,100         489
 *BJ's Wholesale Club, Inc.              17,300         763
 Blyth, Inc.                             11,200         260
 Bob Evans Farms, Inc.                    8,300         204
 *Borders Group, Inc.                    19,000         377
 BorgWarner, Inc.                         6,300         329
 *Brinker International, Inc.            23,750         707
 Callaway Golf Company                   18,300         350
 *Catalina Marketing Corporation         13,200         458
 CBRL Group, Inc.                        13,200         389
 *CDW Computer Centers, Inc.             20,900       1,124
 Claire's Stores, Inc.                   11,600         175
 Clayton Homes, Inc.                     32,800         561
 *Coach, Inc.                            10,400         405
 *Dollar Tree Stores, Inc.               26,700         825
 *Emmis Communications
  Corporation -- Class A                 11,300         267
 *Entercom Communications
  Corp. -- Class A                       10,800         540
 *Extended Stay America, Inc.            22,100         362
 Federal Signal Corporation              10,800         241
 *Furniture Brands International,
  Inc.                                   12,000         384
 *Gentex Corporation                     17,800         476
 *GTECH Holdings Corporation              7,100         322
 Harte-Hanks, Inc.                       15,100         425
 *Hispanic Broadcasting
  Corporation -- Class A                 26,000         663
 International Speedway
  Corporation -- Class A                 12,700         497
 Lancaster Colony Corporation             8,900         316
 *Lands' End, Inc.                        7,000         351
 *Lear Corporation                       15,200         580
 Lee Enterprises Incorporated            10,400         378
 Lennar Corporation                      15,100         707
 *Macrovision Corporation                11,900         419
 *Mandalay Resort Group                  18,000         385
 Media General, Inc. -- Class A           5,500         274
 Modine Manufacturing Company             7,900         184
 *Mohawk Industries, Inc.                12,500         686
 *The Neiman Marcus Group,
  Inc. -- Class A                        11,400         354
 *Outback Steakhouse, Inc.               18,100         620
 *Papa John's International, Inc.         5,300         146
 *Park Place Entertainment
  Corporation                            70,600         647
 *Payless ShoeSource, Inc.                5,314         298
 PepsiAmericas, Inc.                     37,200         513
 The Reader's Digest Association,
  Inc. -- Class A                        24,400         563

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary continued
 Ross Stores, Inc.                       19,200    $    616
 *Saks Incorporated                      33,800         316
 *Scholastic Corporation                  8,400         423
 *Six Flags, Inc.                        21,900         337
 Superior Industries
  International, Inc.                     6,200         250
 *The Timberland Company -- Class
  A                                       9,400         349
 *Unifi, Inc.                            11,500          83
 *United Rentals, Inc.                   16,700         379
 The Washington Post Company --
  Class B                                 2,300       1,220
 *Westwood One, Inc.                     25,700         772
 *Williams-Sonoma, Inc.                  13,500         579
                                                   --------
     TOTAL                                           26,333
                                                   --------

 Consumer Staples (3.9%)
 Church & Dwight Co., Inc.                9,200         245
 *Dean Foods Co.                          9,588         654
 The Dial Corporation                    22,600         388
 Dole Food Company, Inc.                 13,300         357
 Dreyer's Grand Ice Cream, Inc.           6,800         262
 Hormel Foods Corporation                33,000         887
 Interstate Bakeries Corporation         12,000         290
 The J.M. Smucker Company                 5,800         205
 Longs Drug Stores Corporation            9,000         210
 McCormick & Company Incorporated        16,400         688
 R.J. Reynolds Tobacco Holdings,
  Inc.                                   24,100       1,357
 Ruddick Corporation                     11,000         176
 Sensient Technologies
  Corporation                            11,400         237
 *Smithfield Foods, Inc.                 26,800         591
 Tootsie Roll Industries, Inc.           12,000         469
 Tyson Foods, Inc. -- Class A            82,640         954
 Universal Corporation                    6,500         237
                                                   --------
     TOTAL                                            8,207
                                                   --------

 Energy (6.2%)
 * BJ Services Company                   39,200       1,271
 * Cooper Cameron Corporation            12,900         521
 ENSCO International Incorporated        33,100         823
 Equitable Resources, Inc.               15,500         528
 *FMC Technologies, Inc.                 14,900         245
 *Forest Oil Corporation                 11,400         322
 *Grant Prideco, Inc.                    26,000         299
 *Hanover Compressor Company             15,000         379
 Helmerich & Payne, Inc.                 12,100         404
 Murphy Oil Corporation                  10,700         899
 *National-Oilwell, Inc.                 19,300         398
 Noble Affiliates, Inc.                  13,500         476
 Ocean Energy, Inc.                      40,600         780
 *Patterson-UTI Energy, Inc.             18,200         424
 Pennzoil-Quaker States Company          18,800         272
 *Pioneer Natural Resources
  Company                                23,400         451
 *Pride International, Inc.              31,500         476

 Index 400 Stock Portfolio

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Energy continued
 *Smith International, Inc.              12,000    $    643
 Tidewater, Inc.                         14,400         488
 Ultramar Diamond Shamrock
  Corporation                            15,500         767
 Valero Energy Corporation               14,600         557
 *Varco International, Inc.              22,762         341
 *Weatherford International, Inc.        27,100       1,009
 Western Gas Resources, Inc.              7,700         249
                                                   --------
     TOTAL                                           13,022
                                                   --------

 Financials (18.3%)
 A.G. Edwards, Inc.                      19,100         844
 Allmerica Financial Corporation         12,600         561
 American Financial Group, Inc.          16,200         398
 *AmeriCredit Corp.                      19,700         622
 Arthur J. Gallagher & Co.               19,200         662
 Associated Banc-Corp.                   15,790         557
 Astoria Financial Corporation           23,300         617
 Banknorth Group, Inc.                   36,500         822
 City National Corporation               11,400         534
 The Colonial BancGroup, Inc.            26,400         372
 Compass Bancshares, Inc.                30,500         863
 Dime Bancorp, Inc.                      24,700         891
 *E*TRADE Group, Inc.                    88,200         904
 Eaton Vance Corp.                       16,500         587
 Everest Re Group, Ltd.                  11,000         778
 Fidelity National Financial,
  Inc.                                   20,500         508
 First Tennessee National
  Corporation                            30,600       1,110
 First Virginia Banks, Inc.              11,000         558
 FirstMerit Corporation                  20,400         553
 Golden State Bancorp, Inc.              32,200         842
 Greater Bay Bancorp                     11,800         337
 GreenPoint Financial Corp.              24,100         862
 HCC Insurance Holdings, Inc.            14,000         386
 Hibernia Corporation -- Class A         37,700         671
 Horace Mann Educators
  Corporation                             9,700         206
 Hospitality Properties Trust            13,500         398
 Independence Community Bank
  Corp.                                  14,100         321
 *IndyMac Bancorp, Inc.                  14,500         339
 Investors Financial Services
  Corp.                                   7,600         503
 *LaBranche & Co., Inc.                  13,700         472
 Legg Mason, Inc.                        15,500         775
 Leucadia National Corporation           13,200         381
 M&T Bank Corporation                    23,100       1,682
 Marshall & Ilsley Corporation           24,500       1,549
 Mercantile Bankshares
  Corporation                            17,000         732
 Metris Companies, Inc.                  15,300         393
 The MONY Group, Inc.                    11,800         408
 National Commerce Financial
  Corporation                            48,925       1,238
 Neuberger Berman, Inc.                  17,500         768
 New Plan Excel Realty Trust             20,800         396
 New York Community Bancorp, Inc.        25,100         574
 North Fork Bancorporation, Inc.         38,500       1,232
 Ohio Casualty Corporation               14,300         230

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Financials continued
 Old Republic International
  Corporation                            28,200    $    790
 Pacific Century Financial
  Corporation                            19,000         492
 The PMI Group, Inc.                     10,550         707
 Protective Life Corporation             16,300         472
 Provident Financial Group, Inc.         11,600         305
 Radian Group, Inc.                      22,100         949
 Roslyn Bancorp, Inc.                    21,900         383
 SEI Investments Company                 25,900       1,168
 *Silicon Valley Bancshares              11,800         315
 Sovereign Bancorp, Inc.                 58,800         720
 StanCorp Financial Group, Inc.           7,300         345
 TCF Financial Corporation               18,700         897
 Unitrin, Inc.                           16,100         636
 Waddell & Reed Financial,
  Inc. -- Class A                        19,000         612
 Webster Financial Corporation           11,700         369
 Westamerica Bancorporation               8,500         336
 Wilmington Trust Corporation             7,700         487
                                                   --------
     TOTAL                                           38,419
                                                   --------

 Health Care (12.1%)
 *Apogent Technologies, Inc.             25,200         650
 *Apria Healthcare Group, Inc.           12,800         320
 *Barr Laboratories, Inc.                10,100         802
 Beckman Coulter, Inc.                   14,400         638
 *COR Therapeutics, Inc.                 13,200         316
 *Covance, Inc.                          13,800         313
 *Cytyc Corporation                      27,500         718
 DENTSPLY International, Inc.            12,300         617
 *Edwards Lifesciences
  Corporation                            14,000         387
 *Express Scripts, Inc. -- Class
  A                                      18,600         870
 *First Health Group Corp.               23,300         576
 *Gilead Sciences, Inc.                  22,600       1,485
 *Health Net, Inc.                       29,300         638
 *Henry Schein, Inc.                     10,100         374
 Hillenbrand Industries, Inc.            14,900         824
 ICN Pharmaceuticals, Inc.               19,300         647
 *IDEC Pharmaceuticals
  Corporation                            35,500       2,446
 *Incyte Genomics, Inc.                  15,700         307
 *IVAX Corporation                       47,525         957
 *LifePoint Hospitals, Inc.               9,200         313
 *Lincare Holdings, Inc.                 25,500         731
 *Millennium Pharmaceuticals,
  Inc.                                   51,800       1,270
 Mylan Laboratories, Inc.                29,800       1,118
 Omnicare, Inc.                          22,200         552
 *Oxford Health Plans, Inc.              23,500         708
 *PacifiCare Health Systems, Inc.         8,000         128
 *Patterson Dental Company               16,100         659
 *Perrigo Company                        17,500         207
 *Protein Design Labs, Inc.              20,800         685
 *Quest Diagnostics Incorporated         22,400       1,606
 *Sepracor, Inc.                         18,500       1,056
 *STERIS Corporation                     16,300         298
 *Triad Hospitals, Inc.                  16,839         494

 Index 400 Stock Portfolio

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Health Care continued
 *Trigon Healthcare,
  Inc. -- Class A                         8,700    $    604
 *Universal Health Services,
  Inc. -- Class B                        14,300         612
 *Vertex Pharmaceuticals
  Incorporated                           17,700         435
 *VISX Incorporated                      13,500         179
                                                   --------
     TOTAL                                           25,540
                                                   --------

 Industrials (12.9%)
 AGCO Corporation                        17,000         268
 Airborne, Inc.                          11,500         171
 *Alaska Air Group, Inc.                  6,300         183
 *Albany International
  Corp. -- Class A                        7,326         159
 Alexander & Baldwin, Inc.                9,600         256
 *American Standard Companies,
  Inc.                                   17,000       1,160
 AMETEK, Inc.                             7,900         252
 *Apollo Group, Inc. -- Class A          27,750       1,249
 *Atlas Air Worldwide Holdings,
  Inc.                                    9,100         133
 Banta Corporation                        5,900         174
 *The BISYS Group, Inc.                  13,800         883
 C.H. Robinson Worldwide, Inc.           20,200         584
 Carlisle Companies Incorporated          7,200         266
 Ceridian Corporation                    34,700         651
 *Certegy, Inc.                          17,100         585
 *CheckFree Corporation                  18,300         329
 *ChoicePoint, Inc.                      14,800         750
 CNF, Inc.                               11,600         389
 *CSG Systems International, Inc.        12,600         510
 *DeVry, Inc.                            16,600         472
 Donaldson Company, Inc.                 10,600         412
 *DST Systems, Inc.                      29,200       1,457
 *The Dun & Bradstreet
  Corporation                            19,100         674
 *Dycom Industries, Inc.                 10,100         169
 *Education Management
  Corporation                             8,100         294
 *EGL, Inc.                              11,300         158
 *Energizer Holdings, Inc.               21,800         415
 Expeditors International of
  Washington, Inc.                       12,400         706
 Fastenal Company                         9,000         598
 Flowserve Corporation                   10,600         282
 GATX Corporation                        11,500         374
 Granite Construction
  Incorporated                            9,800         236
 Harsco Corporation                       9,500         326
 Herman Miller, Inc.                     18,100         428
 HON INDUSTRIES, Inc.                    14,100         390
 Hubbell Incorporated -- Class B         13,900         408
 *J.B. Hunt Transport Services,
  Inc.                                    8,400         195
 *Jacobs Engineering Group, Inc.          6,400         422
 Kaydon Corporation                       7,100         161
 Kelly Services, Inc. -- Class A          8,500         186
 Kennametal, Inc.                         7,300         294
 *Korn/Ferry International                8,000          85
 *L-3 Communications Holdings,
  Inc.                                    9,200         828
 Manpower, Inc.                          18,100         610
 *Modis Professional Services,
  Inc.                                   23,300         166
 *NCO Group, Inc.                         6,100         140
 Nordson Corporation                      7,800         206

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Industrials continued
 Overseas Shipholding Group, Inc.         8,100    $    182
 Pentair, Inc.                           11,700         427
 Pittston Brink's Group                  12,300         272
 Precision Castparts Corp.               12,200         345
 *Quanta Services, Inc.                  14,200         219
 *Republic Services, Inc.                40,300         805
 Rollins, Inc.                            7,200         144
 *Sequa Corporation -- Class A            2,500         119
 Sotheby's Holdings,
  Inc. -- Class A                        14,600         243
 *SPX Corporation                         9,500       1,302
 Stewart & Stevenson Services,
  Inc.                                    6,700         126
 *Swift Transportation Co., Inc.         19,900         428
 *Sylvan Learning Systems, Inc.           9,019         199
 Tecumseh Products Company --
  Class A                                 4,400         223
 Teleflex Incorporated                    9,200         435
 Trinity Industries, Inc.                10,500         285
 *Valassis Communications, Inc.          12,700         452
 Viad Corp.                              21,000         497
 Wallace Computer Services, Inc.          9,800         186
 York International Corporation           9,100         347
                                                   --------
     TOTAL                                           27,280
                                                   --------

 Information Technology (17.4%)
 *3Com Corporation                       80,600         514
 *Acxiom Corporation                     21,300         372
 *ADTRAN, Inc.                            9,400         240
 Advanced Fibre Communications,
  Inc.                                   19,300         341
 *Advent Software, Inc.                   8,000         400
 *Affiliated Computer Services,
  Inc. -- Class A                        13,900       1,474
 *Arrow Electronics, Inc.                23,500         703
 *Ascential Software Corporation         68,700         278
 *Atmel Corporation                     110,500         875
 Avnet, Inc.                             28,000         713
 *Avocent Corporation                    10,500         255
 *Cabot Microelectronics
  Corporation                             5,692         451
 *Cadence Design Systems, Inc.           59,200       1,297
 *Cirrus Logic, Inc.                     18,900         250
 *CommScope, Inc.                        12,200         259
 *Credence Systems Corporation           14,200         264
 *Cypress Semiconductor
  Corporation                            30,300         604
 Diebold Incorporated                    17,100         692
 *DSP Group, Inc.                         6,300         147
 *Electronic Arts, Inc.                  31,700       1,899
 *Enterasys Networks, Inc.               45,000         398
 *Fairchild Semiconductor
  International, Inc. -- Class A         22,700         640
 *FEI Company                             7,600         239
 *Gartner Group, Inc. -- Class B         20,700         232
 Harris Corporation                      15,700         479
 *Imation Corp.                           8,400         181
 *InFocus Corporation                     9,200         203
 *Integrated Device Technology,
  Inc.                                   25,500         678
 *International Rectifier
  Corporation                            14,900         520
 *Internet Security Systems, Inc.        11,400         365

 Index 400 Stock Portfolio

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Information Technology continued
 *Investment Technology Group,
  Inc.                                   11,300    $    441
 Jack Henry & Associates, Inc.           21,100         461
 *Keane, Inc.                            17,900         323
 *KEMET Corporation                      20,900         371
 *Lam Research Corporation               29,400         683
 *Lattice Semiconductor
  Corporation                            25,800         531
 *Legato Systems, Inc.                   21,200         275
 *LTX Corporation                        11,500         241
 *Macromedia, Inc.                       14,000         249
 *McDATA Corporation -- Class A          26,800         657
 *Mentor Graphics Corporation            15,200         358
 *Micrel Incorporated                    21,900         574
 *Microchip Technology
  Incorporated                           31,275       1,212
 *MIPS Technologies,
  Inc. -- Class B                         8,400          67
 National Instruments Corporation        12,100         453
 *Network Associates, Inc.               32,600         843
 Newport Corporation                      8,700         168
 *Plantronics, Inc.                      11,500         295
 *Plexus Corp.                            9,900         263
 *Polycom, Inc.                          21,300         733
 *Powerwave Technologies, Inc.           15,200         263
 *Quantum Corporation -- DLT &
  Storage Systems                        36,000         355
 *Rational Software Corporation          48,400         944
 *Retek, Inc.                            11,600         346
 The Reynolds and Reynolds
  Company -- Class A                     17,500         424
 *RF Micro Devices, Inc.                 38,800         746
 *RSA Security, Inc.                     13,600         237
 *SanDisk Corporation                    16,200         233
 *Semtech Corporation                    16,500         589
 *Storage Technology Corporation         24,800         513
 *SunGard Data Systems, Inc.             64,000       1,851
 *Sybase, Inc.                           24,300         383
 *Sykes Enterprises Incorporated          8,600          80
 *Symantec Corporation                   18,000       1,194
 *Synopsys, Inc.                         14,500         857
 *Tech Data Corporation                  12,800         554
 *The Titan Corporation                  15,500         387
 *Transaction Systems Architects,
  Inc. -- Class A                         8,400         103
 *TranSwitch Corporation                 18,300          82
 *TriQuint Semiconductor, Inc.           30,711         377
 *Vishay Intertechnology, Inc.           37,887         739
 *Wind River Systems, Inc.               18,700         335
                                                   --------
     TOTAL                                           36,753
                                                   --------

 Materials (4.4%)
 A. Schulman, Inc.                        6,300          86
 *Airgas, Inc.                           16,100         243
 AK Steel Holding Corporation            25,700         292
 Albemarle Corporation                   10,900         262
 Arch Coal, Inc.                         12,400         281
 Bowater Incorporated                    13,200         631
 Cabot Corporation                       15,600         558
 Carpenter Technology Corporation         5,300         141

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Materials continued
 Crompton Corporation                    26,963    $    243
 *Cytec Industries, Inc.                  9,600         259
 Ferro Corporation                        8,200         212
 *FMC Corporation                         7,600         452
 H.B. Fuller Company                      6,700         193
 IMC Global, Inc.                        27,300         355
 Longview Fibre Company                  12,200         144
 The Lubrizol Corporation                12,200         428
 Lyondell Chemical Company               28,000         401
 Martin Marietta Materials, Inc.         11,300         527
 Minerals Technologies, Inc.              4,700         219
 Olin Corporation                        10,300         166
 P.H. Glatfelter Company                 10,100         157
 *Packaging Corporation of
  America                                25,400         461
 Potlatch Corporation                     6,700         196
 Rayonier, Inc.                           6,500         328
 RPM, Inc.                               24,300         351
 Solutia, Inc.                           24,700         346
 Sonoco Products Company                 22,700         604
 *UCAR International, Inc.               13,000         139
 The Valspar Corporation                 11,600         459
 Wausau-Mosinee Paper Corporation        12,300         149
                                                   --------
     TOTAL                                            9,283
                                                   --------

 Telecommunication Services
   (0.9%)
 *Broadwing, Inc.                        51,900         493
 *Price Communications
  Corporation                            13,100         250
 Telephone and Data Systems, Inc.        14,000       1,257
                                                   --------
     TOTAL                                            2,000
                                                   --------

 Utilities (6.7%)
 AGL Resources, Inc.                     13,000         299
 ALLETE, Inc.                            19,600         494
 Alliant Energy Corporation              20,900         635
 American Water Works Company,
  Inc.                                   23,600         986
 Black Hills Corporation                  6,200         210
 Cleco Corporation                       10,700         235
 Connectiv                               21,100         517
 *Covanta Energy Corporation             11,900          54
 DPL, Inc.                               30,200         727
 DQE, Inc.                               13,300         252
 Energy East Corporation                 27,700         526
 Great Plains Energy Incorporated        14,700         370
 Hawaiian Electric Industries,
  Inc.                                    7,700         310
 IDACORP, Inc.                            8,900         361
 MDU Resources Group, Inc.               16,200         456
 The Montana Power Company               24,700         142
 National Fuel Gas Company               18,800         464
 Northeast Utilities                     34,100         601
 NSTAR                                   12,600         565
 OGE Energy Corp.                        18,600         429
 ONEOK, Inc.                             14,200         253
 Potomac Electric Power Company          25,900         585
 Public Service Company of New
  Mexico                                  9,300         260
 Puget Energy, Inc.                      20,500         449

 Index 400 Stock Portfolio

                                                    Market
                                      Shares/       Value
       Common Stock (95.3%)             Par        (000's)
 ----------------------------------------------------------
 Utilities continued
 Questar Corporation                     19,300    $    483
 SCANA Corporation                       24,900         693
 Sierra Pacific Resources                23,581         355
 UtiliCorp United, Inc.                  27,100         682
 Vectren Corporation                     16,100         386
 Western Resources, Inc.                 16,800         289
 WGL Holdings, Inc.                      11,100         323
 Wisconsin Energy Corporation            28,100         634
                                                   --------
     TOTAL                                           14,025
                                                   --------
     TOTAL COMMON STOCK (COST:
      $195,157)                                     200,862
                                                   --------

 Money Market Investments (4.6%)
 ----------------------------------------------------------

 Federal Government Agencies
   (1.4%)
 #Federal National Mortgage
  Association, 1.73%, 2/15/02        $3,000,000       2,994
                                                   --------
     TOTAL                                            2,994
                                                   --------

 Miscellaneous Business Credit
   Institutions (2.8%)
 #National Rural Utilities,
  1.75%, 1/28/02                      5,800,000       5,792
                                                   --------
     TOTAL                                            5,792
                                                   --------

 Pharmaceutical Preparations
   (0.4%)
 #American Home Products, 1.85%,
  1/2/02                                900,000         900
                                                   --------
     TOTAL                                              900
                                                   --------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $9,686)                       9,686
                                                   --------

     TOTAL INVESTMENTS (99.9%)
      (COST $204,843)!                              210,548
                                                   --------

     OTHER ASSETS, LESS
      LIABILITIES (0.1%)                                186
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $210,734
                                                   --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $204,870 and the net unrealized appreciation of investments based on that cost was $5,678 which is comprised of $25,283 aggregate gross unrealized appreciation and $19,605 aggregate gross unrealized depreciation.

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   Midcap 400 Index
    Futures                  37          3/02           $200
   (Total Notional Value
    at 12/31/01 $9,219)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Growth Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                      Shares/       Value
      Common Stock (87.3%)              Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (18.1%)
 *AOL Time Warner, Inc.                 260,300    $  8,356
 *Barnes & Noble, Inc.                  100,000       2,960
 Fortune Brands, Inc.                   123,400       4,885
 Harley-Davidson, Inc.                  270,100      14,669
 The Home Depot, Inc.                   161,450       8,236
 *Kohl's Corporation                    249,900      17,602
 Marriott International, Inc. --
  Class A                                57,800       2,350
 The McGraw-Hill Companies, Inc.        181,700      11,080
 The New York Times Company --
  Class A                               164,900       7,132
 Newell Rubbermaid, Inc.                261,000       7,196
 Omnicom Group, Inc.                     36,600       3,270
 Target Corporation                     243,400       9,992
 Tribune Company                        207,800       7,778
 *Viacom, Inc. -- Class B                96,000       4,238
 Wal-Mart Stores, Inc.                  239,100      13,760
 Wendy's International, Inc.            100,000       2,917
                                                   --------
     TOTAL                                          126,421
                                                   --------

 Consumer Staples (9.2%)
 Anheuser-Busch Companies, Inc.         178,200       8,056
 The Estee Lauder Companies,
  Inc. -- Class A                       200,100       6,415
 General Mills, Inc.                    157,800       8,207
 Kimberly-Clark Corporation             130,100       7,780
 Kraft Foods, Inc. -- Class A           158,100       5,380
 PepsiCo, Inc.                          335,600      16,341
 Walgreen Co.                           358,200      12,057
                                                   --------
     TOTAL                                           64,236
                                                   --------

 Energy (5.2%)
 ChevronTexaco Corporation               79,200       7,097
 Conoco, Inc.                           331,200       9,373
 EOG Resources, Inc.                    191,500       7,490
 Exxon Mobil Corporation                315,734      12,408
                                                   --------
     TOTAL                                           36,368
                                                   --------

 Financials (15.3%)
 American International Group,
  Inc.                                  133,200      10,576
 The Bank of New York Company,
  Inc.                                  173,700       7,087
 The Charles Schwab Corporation         195,000       3,017
 Citigroup, Inc.                        280,133      14,140
 Fifth Third Bancorp                    182,650      11,248
 Freddie Mac                             96,000       6,278
 Household International, Inc.          171,000       9,908
 Lehman Brothers Holdings, Inc.         119,000       7,949
 Marsh & McLennan Companies,
  Inc.                                   55,000       5,910
 Morgan Stanley Dean Witter &
  Co.                                    74,900       4,190
 Northern Trust Corporation             139,300       8,389

                                                    Market
                                      Shares/       Value
      Common Stock (87.3%)              Par        (000's)
 ----------------------------------------------------------
 Financials continued
 The PNC Financial Services
  Group, Inc.                           107,700    $  6,053
 *Principal Financial Group,
  Inc.                                  255,000       6,120
 *Prudential Financial, Inc.             19,700         654
 Wells Fargo & Company                  112,300       4,879
                                                   --------
     TOTAL                                          106,398
                                                   --------

 Health Care (10.2%)
 *Amgen, Inc.                           118,000       6,660
 Bristol-Myers Squibb Company            97,700       4,983
 CIGNA Corporation                       71,900       6,662
 Eli Lilly and Company                   75,900       5,961
 Johnson & Johnson                      149,600       8,841
 Medtronic, Inc.                        236,400      12,106
 Merck & Co., Inc.                      128,800       7,573
 Pfizer, Inc.                           350,050      13,949
 Schering-Plough Corporation            127,500       4,566
                                                   --------
     TOTAL                                           71,301
                                                   --------

 Industrials (9.6%)
 *American Standard Companies,
  Inc.                                   63,900       4,360
 Avery Dennison Corporation             119,000       6,727
 *FedEx Corporation                     133,300       6,916
 *Fiserv, Inc.                          399,862      16,922
 General Electric Company               524,000      21,002
 Honeywell International, Inc.           41,900       1,417
 Tyco International, Ltd.               156,500       9,218
                                                   --------
     TOTAL                                           66,562
                                                   --------

 Information Technology (14.0%)
 *Amdocs Limited                        183,700       6,240
 *Atmel Corporation                     438,700       3,475
 *Cisco Systems, Inc.                   303,300       5,493
 *Electronic Arts, Inc.                  51,300       3,075
 Electronic Data Systems
  Corporation                           214,100      14,677
 Intel Corporation                      370,600      11,655
 International Business Machines
  Corporation                            95,200      11,515
 *Microsoft Corporation                 331,200      21,949
 *NASDAQ -- 100 Trust, Series 1         173,000       6,764
 Nokia Corp., ADR                       150,800       3,699
 Semiconductor HOLDRS (SM) Trust        102,000       4,269
 Texas Instruments Incorporated         176,500       4,942
                                                   --------
     TOTAL                                           97,753
                                                   --------

 Materials (2.4%)
 Air Products and Chemicals,
  Inc.                                  137,200       6,436
 Ecolab, Inc.                           180,300       7,257
 PPG Industries, Inc.                    60,000       3,103
                                                   --------
     TOTAL                                           16,796
                                                   --------

 Growth Stock Portfolio

                                                    Market
                                      Shares/       Value
      Common Stock (87.3%)              Par        (000's)
 ----------------------------------------------------------
 Telecommunication Services
   (2.0%)
 AT&T Corp.                             193,700    $  3,514
 *AT&T Wireless Services, Inc.           99,932       1,436
 *Nextel Communications, Inc. --
  Class A                                66,900         733
 SBC Communications, Inc.                70,139       2,747
 Verizon Communications, Inc.           109,972       5,220
                                                   --------
     TOTAL                                           13,650
                                                   --------
 Utilities (1.3%)
 El Paso Corporation                    111,000       4,952
 *Mirant Corporation                    247,000       3,957
                                                   --------
     TOTAL                                            8,909
                                                   --------
     TOTAL COMMON STOCK
      (COST: $520,198)                              608,394
                                                   --------

 Money Market Investments (14.0%)
 ----------------------------------------------------------

 Federal Government & Agencies
   (0.6%)
 #Federal National Mortgage
  Association, 1.73%, 2/15/02       $ 4,000,000       3,991
                                                   --------
     TOTAL                                            3,991
                                                   --------

 Finance Lessors (5.7%)
 #Philip Morris Capital Corp.,
  1.82%, 1/25/02                     20,000,000      19,976
 #Preferred Receivable Funding,
  2.04%, 1/9/02                      20,000,000      19,991
                                                   --------
     TOTAL                                           39,967
                                                   --------

 Finance Services (2.9%)
 #JP Morgan Chase & Co., 1.86%,
  2/7/02                             20,000,000      19,962
                                                   --------
     TOTAL                                           19,962
                                                   --------

 Pharmaceutical Preparations
   (1.9%)
 American Home Products, 1.85%,
  1/2/02                             13,500,000      13,499
                                                   --------
     TOTAL                                           13,499
                                                   --------

                                                     Market
                                       Shares/       Value
 Money Market Investments (14.0%)        Par        (000's)
 -----------------------------------------------------------
 Short Term Business Credit
   (2.9%)
 Asset Securitization, 1.95%,
  1/18/02                            $20,000,000    $ 19,982
                                                    --------
     TOTAL                                            19,982
                                                    --------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $97,401)                                 97,401
                                                    --------

     TOTAL INVESTMENTS (101.3%)
      (COST: $617,599)!                              705,795
                                                    --------

     OTHER ASSETS, LESS LIABILITIES (-1.3%)           (9,217)
                                                    --------

     TOTAL NET ASSETS (100.0%)                      $696,578
                                                    --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $618,175 and the net unrealized appreciation of investments based on that cost was $87,620 which is comprised of $131,991 aggregate gross unrealized appreciation and $44,371 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation /
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   S&P 500 Index Futures     189         3/02           $336
   (Total Notional Value
    at 12/31/01 $53,963)

    The Accompanying Notes are an Integral Part of the Financial Statements

 J.P. Morgan Select Growth & Income Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                      Shares/       Value
      Common Stock (97.2%)              Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (15.2%)
 *Abercrombie & Fitch
  Co. -- Class A                         91,600    $  2,430
 *Adelphia Communications
  Corporation -- Class A                 83,600       2,607
 *AOL Time Warner, Inc.                 269,200       8,641
 *Cendant Corporation                   260,204       5,103
 The Coca-Cola Company                   92,000       4,338
 *Comcast Corporation -- Class A         67,800       2,441
 *Costco Wholesale Corporation           85,000       3,772
 *Gemstar-TV Guide
  International, Inc.                    90,700       2,512
 The Home Depot, Inc.                   136,000       6,937
 *Jones Apparel Group, Inc.              95,700       3,174
 *Lear Corporation                       83,500       3,185
 *Liberty Media Corporation --
  Class A                               610,500       8,547
 Mattel, Inc.                           115,900       1,993
 Target Corporation                     172,400       7,077
 The TJX Companies, Inc.                157,400       6,274
 *Viacom, Inc. -- Class B                85,100       3,757
 Wal-Mart Stores, Inc.                  188,200      10,832
                                                   --------
     TOTAL                                           83,620
                                                   --------
 Consumer Staples (6.2%)
 The Gillette Company                   201,500       6,730
 Kraft Foods, Inc. -- Class A            84,400       2,872
 Philip Morris Companies, Inc.          317,600      14,562
 The Procter & Gamble Company            73,300       5,800
 Unilever NV, ADR                        68,800       3,964
                                                   --------
     TOTAL                                           33,928
                                                   --------
 Energy (7.1%)
 Baker Hughes Incorporated              105,500       3,848
 ChevronTexaco Corporation              111,600      10,000
 Conoco, Inc.                           132,200       3,741
 Dynegy, Inc. -- Class A                 57,900       1,476
 Exxon Mobil Corporation                409,054      16,077
 GlobalSantaFe Corporation              142,051       4,051
                                                   --------
     TOTAL                                           39,193
                                                   --------

 Financials (15.8%)
 The Allstate Corporation                97,100       3,272
 Ambac Financial Group, Inc.            192,125      11,116
 Bank One Corporation                   140,200       5,475
 Capital One Financial
  Corporation                           138,100       7,450
 The Charles Schwab Corporation         153,000       2,367
 Citigroup, Inc.                        406,756      20,534
 Countrywide Credit Industries,
  Inc.                                   97,600       3,999
 *E*TRADE Group, Inc.                    97,300         997
 Fannie Mae                             128,700      10,232
 The Goldman Sachs Group, Inc.           72,300       6,706
 U.S. Bancorp                           390,732       8,178

                                                    Market
                                      Shares/       Value
      Common Stock (97.2%)              Par        (000's)
 ----------------------------------------------------------
 Financials continued
 Wachovia Corporation                    96,900    $  3,039
 Washington Mutual, Inc.                 99,800       3,263
                                                   --------
     TOTAL                                           86,628
                                                   --------

 Health Care (14.6%)
 American Home Products
  Corporation                           128,800       7,903
 *Amgen, Inc.                            60,000       3,386
 Applera Corporation -- Applied
  Biosystems Group                       79,600       3,126
 Baxter International, Inc.              55,500       2,976
 Bristol-Myers Squibb Company            94,900       4,840
 CIGNA Corporation                      112,600      10,433
 Eli Lilly and Company                   65,600       5,152
 *Human Genome Sciences, Inc.            33,766       1,139
 Johnson & Johnson                      145,050       8,572
 Merck & Co., Inc.                      124,100       7,297
 Pfizer, Inc.                           221,800       8,839
 Pharmacia Corporation                  114,952       4,903
 Schering-Plough Corporation            210,500       7,538
 *Tenet Healthcare Corporation           63,500       3,729
                                                   --------
     TOTAL                                           79,833
                                                   --------

 Industrials (10.6%)
 Cooper Industries, Inc.                 44,900       1,568
 General Electric Company               612,200      24,537
 Goodrich Corporation                    83,700       2,228
 Tyco International, Ltd.               382,092      22,505
 Waste Management, Inc.                 222,817       7,110
                                                   --------
     TOTAL                                           57,948
                                                   --------

 Information Technology (15.6%)
 *Altera Corporation                    123,400       2,619
 *Applied Materials, Inc.                80,300       3,220
 *BEA Systems, Inc.                      39,100         603
 *CIENA Corporation                      77,100       1,103
 *Cisco Systems, Inc.                   495,500       8,973
 *Citrix Systems, Inc.                   57,400       1,301
 Compaq Computer Corporation            261,000       2,547
 *Dell Computer Corporation             121,200       3,294
 Harris Corporation                       9,000         275
 Intel Corporation                      378,300      11,897
 International Business Machines
  Corporation                            98,900      11,962
 *Microsoft Corporation                 289,400      19,178
 Motorola, Inc.                         194,600       2,923
 *NCR Corporation                       131,500       4,847
 *Oracle Corporation                    170,900       2,360
 *Siebel Systems, Inc.                   50,800       1,421
 *Sun Microsystems, Inc.                345,100       4,259

 J.P. Morgan Select Growth & Income Stock Portfolio

                                                    Market
                                      Shares/       Value
      Common Stock (97.2%)              Par        (000's)
 ----------------------------------------------------------
 Information Technology continued
 Texas Instruments Incorporated          66,700    $  1,868
 *VERITAS Software Corporation           24,318       1,090
                                                   --------
     TOTAL                                           85,740
                                                   --------
 Materials (3.0%)
 Alcoa, Inc.                            141,764       5,040
 Allegheny Technologies
  Incorporated                          167,050       2,798
 Monsanto Company                        65,617       2,218
 Rohm and Haas Company                   73,200       2,535
 *Smurfit-Stone Container
  Corporation                           101,434       1,620
 Temple-Inland, Inc.                     43,100       2,445
                                                   --------
     TOTAL                                           16,656
                                                   --------
 Telecommunication Services
   (5.6%)
 *American Tower Corporation --
  Class A                               204,100       1,933
 *Qwest Communications
  International, Inc.                   188,000       2,656
 SBC Communications, Inc.               150,610       5,899
 *Sprint Corporation (PCS Group)        329,800       8,050
 Verizon Communications, Inc.           135,348       6,424
 WorldCom, Inc. -- MCI Group            182,962       2,324
 *WorldCom, Inc. -- WorldCom
  Group                                 243,759       3,432
                                                   --------
     TOTAL                                           30,718
                                                   --------

 Utilities (3.5%)
 CMS Energy Corporation                  80,176       1,927
 DTE Energy Company                     109,900       4,610
 Edison International                   133,729       2,019
 El Paso Corporation                     91,600       4,086
 PG&E Corporation                       143,400       2,759
 Pinnacle West Capital
  Corporation                            94,200       3,942
                                                   --------
     TOTAL                                           19,343
                                                   --------
     TOTAL COMMON STOCK (COST:
      $557,297)                                     533,607
                                                   --------

                                                    Market
                                      Shares/       Value
 Money Market Investments (2.9%)        Par        (000's)
 ----------------------------------------------------------

 Miscellaneous Business Credit
   Institutions (1.9%)
 Quincy Capital Corp., 2.1%,
  1/3/02                            $10,000,000    $  9,999
                                                   --------
     TOTAL                                            9,999
                                                   --------

 Pharmaceutical Preparations
   (1.0%)
 American Home Products, 1.85%,
  1/2/02                              5,700,000       5,700
                                                   --------
     TOTAL                                            5,700
                                                   --------

     TOTAL MONEY MARKET
      INVESTMENTS
      (COST: $15,699)                                15,699
                                                   --------

     TOTAL INVESTMENTS (100.1%)
      (COST $572,996)!                              549,306
                                                   --------

     OTHER ASSETS, LESS
      LIABILITIES (-0.1%)                              (634)
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $548,672
                                                   --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $578,075 and the net unrealized depreciation of investments based on that cost was $28,769 which is comprised of $40,552 aggregate gross unrealized appreciation and $69,321 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Capital Guardian Domestic Equity Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                       Shares/       Value
       Common Stock (91.9%)              Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (8.2%)
 Carnival Corporation                     34,800    $   976
 Dollar General Corporation               39,500        589
 Ford Motor Company                       15,300        241
 Gannett Co., Inc.                         5,200        350
 Knight-Ridder, Inc.                      11,300        734
 McDonald's Corporation                   16,600        439
                                                    -------
     TOTAL                                            3,329
                                                    -------

 Consumer Staples (7.3%)
 Anheuser-Busch Companies, Inc.            8,000        362
 Campbell Soup Company                    27,500        821
 The Clorox Company                        4,200        166
 Kraft Foods, Inc. -- Class A             20,500        698
 Philip Morris Companies, Inc.            20,500        940
                                                    -------
     TOTAL                                            2,987
                                                    -------

 Energy (7.9%)
 Baker Hughes Incorporated                20,200        736
 *BJ Services Company                      4,000        130
 Exxon Mobil Corporation                   9,500        373
 Royal Dutch Petroleum Company,
  ADR                                     12,500        613
 Shell Transport & Trading
  Company, ADR                            15,000        622
 Unocal Corporation                       13,800        498
 *Weatherford International, Inc.          6,900        257
                                                    -------
     TOTAL                                            3,229
                                                    -------
 Financials (22.9%)
 ACE Limited                               2,200         88
 The Allstate Corporation                 15,300        516
 *AmeriCredit Corp.                       17,200        543
 Bank of America Corporation              12,500        787
 Bank One Corporation                     34,500      1,348
 Citigroup, Inc.                           5,000        252
 Everest Re Group, Ltd.                    7,000        495
 The Goldman Sachs Group, Inc.             3,600        334
 The Hartford Financial Services
  Group, Inc.                              8,200        515
 Household International, Inc.            11,000        637
 J.P. Morgan Chase & Co.                  26,000        945
 Jefferson-Pilot Corporation               4,300        199
 Kinder Morgan Management LLC             17,735        672
 *Principal Financial Group, Inc.          3,600         86
 USA Education, Inc.                       6,600        555
 Washington Mutual, Inc.                  15,000        491
 Wells Fargo & Company                     7,000        304
 XL Capital, Ltd. -- Class A               6,200        566
                                                    -------
     TOTAL                                            9,333
                                                    -------

                                                    Market
                                       Shares/       Value
       Common Stock (91.9%)              Par        (000's)
 ----------------------------------------------------------
 Health Care (3.3%)
 Becton, Dickinson and Company            26,000    $   862
 Eli Lilly and Company                     6,000        471
                                                    -------
     TOTAL                                            1,333
                                                    -------

 Industrials (19.8%)
 Canadian National Railway Company         4,500        217
 Dover Corporation                        13,000        482
 Emerson Electric Co.                     10,800        617
 Fluor Corporation                        21,100        789
 Illinois Tool Works, Inc.                 7,700        521
 Ingersoll-Rand Company                   11,500        481
 Navistar International
  Corporation                             14,300        565
 Norfolk Southern Corporation             13,000        238
 Sabre Holdings
  Corporation -- Class A                  26,500      1,122
 Tyco International, Ltd.                 20,100      1,184
 Union Pacific Corporation                 5,500        314
 United Technologies Corporation          21,100      1,364
 W.W. Grainger, Inc.                       3,500        168
                                                    -------
     TOTAL                                            8,062
                                                    -------

 Information Technology (5.8%)
 *Applied Materials, Inc.                 18,300        733
 Compaq Computer Corporation              46,500        454
 Hewlett-Packard Company                   7,600        156
 *KLA-Tencor Corporation                   7,700        382
 Nortel Networks Corporation              84,000        630
                                                    -------
     TOTAL                                            2,355
                                                    -------

 Materials (5.3%)
 Air Products and Chemicals, Inc.         24,400      1,144
 Alcoa, Inc.                               8,600        306
 The Dow Chemical Company                  9,400        317
 Lyondell Chemical Company                17,100        245
 Nucor Corporation                         2,900        154
                                                    -------
     TOTAL                                            2,166
                                                    -------

 Real Estate Investment Trusts
   (1.1%)
 Equity Office Properties Trust           14,500        436
                                                    -------
     TOTAL                                              436
                                                    -------

 Telecommunication Services (2.7%)
 CenturyTel, Inc.                          3,500        115
 SBC Communications, Inc.                 24,800        971
                                                    -------
     TOTAL                                            1,086
                                                    -------

 Utilities (7.6%)
 *The AES Corporation                     74,900      1,225
 *Mirant Corporation                       9,000        144
 NiSource, Inc.                           22,900        528

 Capital Guardian Domestic Equity Portfolio

                                                    Market
                                       Shares/       Value
       Common Stock (91.9%)              Par        (000's)
 ----------------------------------------------------------
 Utilities continued
 *NRG Energy, Inc.                        28,300    $   439
 The Williams Companies, Inc.             30,500        778
                                                    -------
     TOTAL                                            3,114
                                                    -------
     TOTAL COMMON STOCK (COST:
      $37,160)                                       37,430
                                                    -------

 Money Market Investments (7.9%)
 ----------------------------------------------------------
 Finance Services (2.5%)
 JP Morgan Chase & Co., 1.86%,
  2/7/02                              $1,000,000        999
                                                    -------
     TOTAL                                              999
                                                    -------
 Machinery (2.2%)
 John Deere Capital Corp., 2.05%,
  1/14/02                                900,000        899
                                                    -------
     TOTAL                                              899
                                                    -------

 Pharmaceutical Preparations
   (1.0%)
 American Home Products, 1.85%,
  1/2/02                                 400,000        400
                                                    -------
     TOTAL                                              400
                                                    -------

                                                    Market
                                       Shares/       Value
 Money Market Investments (7.9%)         Par        (000's)
 ----------------------------------------------------------
 Security Brokers & Dealers (2.2%)
 Salomon Smith Barney Holdings,
  1.78%, 1/15/02                      $  900,000    $   899
                                                    -------
     TOTAL                                              899
                                                    -------

     TOTAL MONEY MARKET
      INVESTMENTS
      (COST: $3,197)                                  3,197
                                                    -------

     TOTAL INVESTMENTS (99.8%)
      (COST $40,357)!                                40,627
                                                    -------

     OTHER ASSETS, LESS
      LIABILITIES (0.2%)                                 95
                                                    -------

     TOTAL NET ASSETS (100.0%)                      $40,722
                                                    -------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $40,372 and the net unrealized appreciation of investments based on that cost was $255 which is comprised of $1,696 aggregate gross unrealized appreciation and $1,441 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 500 Stock Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Consumer Discretionary (14.4%)
 American Greetings
  Corporation -- Class A               10,900    $      150
 *AOL Time Warner, Inc.               762,400        24,473
 *AutoZone, Inc.                       19,225         1,380
 *Bed Bath & Beyond, Inc.              49,700         1,685
 *Best Buy Co., Inc.                   36,000         2,681
 *Big Lots, Inc.                       19,500           203
 The Black & Decker Corporation        14,000           528
 Brunswick Corporation                 15,100           329
 Carnival Corporation                 100,609         2,825
 *Cendant Corporation                 166,633         3,268
 Centex Corporation                    10,200           582
 Circuit City Stores, Inc.             35,800           929
 *Clear Channel Communications,
  Inc.                                101,050         5,144
 The Coca-Cola Company                427,975        20,179
 Coca-Cola Enterprises, Inc.           76,600         1,451
 *Comcast Corporation -- Class A      162,600         5,854
 Cooper Tire & Rubber Company          12,500           200
 *Costco Wholesale Corporation         77,464         3,438
 Dana Corporation                      25,450           353
 Darden Restaurants, Inc.              20,267           717
 Delphi Automotive Systems
  Corporation                          96,387         1,317
 Dillard's, Inc. -- Class A            14,664           235
 Dollar General Corporation            56,848           847
 Dow Jones & Company, Inc.             14,820           811
 Eastman Kodak Company                 49,883         1,468
 Family Dollar Stores, Inc.            29,500           884
 *Federated Department Stores,
  Inc.                                 34,051         1,393
 Ford Motor Company                   314,794         4,949
 Fortune Brands, Inc.                  26,267         1,040
 Gannett Co., Inc.                     45,550         3,062
 The Gap, Inc.                        147,875         2,061
 General Motors Corporation            94,427         4,589
 The Goodyear Tire & Rubber
  Company                              27,300           650
 Harley-Davidson, Inc.                 52,000         2,824
 *Harrah's Entertainment, Inc.         20,150           746
 Hasbro, Inc.                          29,725           482
 Hilton Hotels Corporation             63,450           693
 The Home Depot, Inc.                 401,594        20,485
 *International Game Technology        12,700           867
 The Interpublic Group of
  Companies, Inc.                      64,500         1,905
 J. C. Penney Company, Inc.            45,250         1,217
 Johnson Controls, Inc.                14,900         1,203
 *Jones Apparel Group, Inc.            20,800           690
 KB Home                                7,600           305
 *Kmart Corporation                    84,300           460
 Knight-Ridder, Inc.                   12,550           815
 *Kohl's Corporation                   57,367         4,041
 Leggett & Platt Incorporated          33,733           776

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Consumer Discretionary continued
 The Limited, Inc.                     73,405    $    1,081
 Liz Claiborne, Inc.                    9,000           448
 Lowe's Companies, Inc.               132,350         6,142
 Marriott International, Inc. --
  Class A                              41,900         1,703
 Mattel, Inc.                          74,188         1,276
 The May Department Stores
  Company                              51,450         1,903
 Maytag Corporation                    13,133           408
 McDonald's Corporation               222,578         5,892
 The McGraw-Hill Companies, Inc.       33,560         2,046
 Meredith Corporation                   8,600           307
 The New York Times Company --
  Class A                              27,370         1,184
 Newell Rubbermaid, Inc.               45,892         1,265
 NIKE, Inc. -- Class B                 46,700         2,626
 Nordstrom, Inc.                       23,067           467
 *Office Depot, Inc.                   51,157           948
 Omnicom Group, Inc.                   31,900         2,850
 The Pepsi Bottling Group, Inc.        49,500         1,163
 Pulte Corporation                     10,100           451
 RadioShack Corporation                31,900           960
 *Reebok International, Ltd.           10,100           268
 Sears, Roebuck & Co.                  56,550         2,694
 The Sherwin-Williams Company          26,913           740
 Snap-On Incorporated                   9,917           334
 The Stanley Works                     14,650           682
 *Staples, Inc.                        78,500         1,468
 *Starbucks Corporation                65,450         1,247
 Starwood Hotels & Resorts
  Worldwide, Inc.                      34,200         1,021
 Target Corporation                   154,757         6,353
 Tiffany & Co.                         25,067           789
 The TJX Companies, Inc.               48,250         1,923
 *TMP Worldwide, Inc.                  18,367           788
 *Toys "R" Us, Inc.                    33,950           704
 Tribune Company                       51,336         1,922
 *Tricon Global Restaurants,
  Inc.                                 25,240         1,242
 TRW, Inc.                             21,500           796
 Tupperware Corporation                10,000           193
 *Univision Communications,
  Inc. -- Class A                      35,900         1,453
 V. F. Corporation                     19,257           751
 *Viacom, Inc. -- Class B             306,348        13,525
 Visteon Corporation                   22,483           338
 Wal-Mart Stores, Inc.                769,300        44,274
 The Walt Disney Company              359,657         7,452
 Wendy's International, Inc.           19,550           570
 Whirlpool Corporation                 11,450           840
                                                 ----------
     TOTAL                                          262,671
                                                 ----------

 Index 500 Stock Portfolio

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Consumer Staples (6.9%)
 Adolph Coors Company -- Class B        6,400    $      342
 Alberto-Culver Company -- Class
  B                                     9,700           434
 Albertson's, Inc.                     69,654         2,193
 Anheuser-Busch Companies, Inc.       154,449         6,983
 Archer-Daniels-Midland Company       114,203         1,639
 Avon Products, Inc.                   40,800         1,897
 Brown-Forman Corporation --
  Class B                              11,800           739
 Campbell Soup Company                 70,222         2,098
 The Clorox Company                    40,650         1,608
 Colgate-Palmolive Company             96,522         5,574
 ConAgra Foods, Inc.                   92,467         2,198
 CVS Corporation                       67,667         2,003
 General Mills, Inc.                   62,567         3,254
 The Gillette Company                 181,435         6,060
 H.J. Heinz Company                    60,017         2,468
 Hershey Foods Corporation             23,550         1,594
 Kellogg Company                       69,857         2,103
 Kimberly-Clark Corporation            91,556         5,475
 *The Kroger Co.                      139,505         2,911
 PepsiCo, Inc.                        304,230        14,813
 Philip Morris Companies, Inc.        378,522        17,355
 The Procter & Gamble Company         222,905        17,639
 *Safeway, Inc.                        87,000         3,632
 Sara Lee Corporation                 135,335         3,008
 SUPERVALU, Inc.                       22,750           503
 SYSCO Corporation                    115,725         3,034
 Unilever NV, ADR                      98,347         5,666
 UST, Inc.                             28,067           982
 Walgreen Co.                         175,146         5,895
 Winn-Dixie Stores, Inc.               24,150           344
 Wm. Wrigley Jr. Company               38,867         1,997
                                                 ----------
     TOTAL                                          126,441
                                                 ----------

 Energy (6.4%)
 Amerada Hess Corporation              15,300           956
 Anadarko Petroleum Corporation        43,162         2,454
 Apache Corporation                    23,760         1,185
 Ashland, Inc.                         12,000           553
 Baker Hughes Incorporated             57,730         2,105
 Burlington Resources, Inc.            36,383         1,366
 ChevronTexaco Corporation            183,357        16,431
 Conoco, Inc.                         107,525         3,043
 Devon Energy Corporation              22,300           862
 Dynegy, Inc. -- Class A               56,100         1,431
 EOG Resources, Inc.                   19,960           781
 Exxon Mobil Corporation            1,187,256        46,658
 Halliburton Company                   73,869           968
 Kerr-McGee Corporation                17,205           943
 *Nabors Industries, Inc.              25,250           867
 *Noble Drilling Corporation           23,050           785
 Occidental Petroleum
  Corporation                          63,720         1,690
 Phillips Petroleum Company            65,287         3,934
 *Rowan Companies, Inc.                16,250           315
 Royal Dutch Petroleum Company,
  ADR                                 368,969        18,086

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Energy continued
 Schlumberger Limited                  98,667    $    5,422
 Sunoco, Inc.                          14,450           540
 Transocean Sedco Forex, Inc.          54,751         1,852
 Unocal Corporation                    41,867         1,510
 USX-Marathon Group                    53,109         1,593
                                                 ----------
     TOTAL                                          116,330
                                                 ----------

 Financials (17.5%)
 AFLAC Incorporated                    90,450         2,221
 The Allstate Corporation             124,628         4,200
 Ambac Financial Group, Inc.           18,200         1,053
 American Express Company             227,675         8,126
 American International Group,
  Inc.                                450,830        35,795
 AmSouth Bancorporation                63,755         1,205
 Aon Corporation                       45,100         1,602
 Bank of America Corporation          275,801        17,362
 The Bank of New York Company,
  Inc.                                126,553         5,163
 Bank One Corporation                 200,486         7,829
 BB&T Corporation                      75,400         2,723
 The Bear Stearns Companies,
  Inc.                                 16,195           950
 Capital One Financial
  Corporation                          35,900         1,937
 The Charles Schwab Corporation       238,539         3,690
 Charter One Financial, Inc.           37,396         1,015
 The Chubb Corporation                 30,150         2,080
 Cincinnati Financial
  Corporation                          27,680         1,056
 Citigroup, Inc.                      865,248        43,677
 Comerica Incorporated                 30,750         1,762
 Conseco, Inc.                         58,137           259
 Countrywide Credit Industries,
  Inc.                                 20,400           836
 Fannie Mae                           172,148        13,686
 Fifth Third Bancorp                   99,034         6,099
 FleetBoston Financial
  Corporation                         186,405         6,804
 Franklin Resources, Inc.              45,550         1,607
 Freddie Mac                          119,186         7,795
 Golden West Financial
  Corporation                          27,350         1,610
 The Hartford Financial Services
  Group, Inc.                          40,750         2,560
 Household International, Inc.         79,785         4,623
 Huntington Bancshares
  Incorporated                         43,242           743
 J.P. Morgan Chase & Co.              341,648        12,419
 Jefferson-Pilot Corporation           26,134         1,209
 John Hancock Financial
  Services, Inc.                       53,000         2,189
 KeyCorp                               73,075         1,779
 Lehman Brothers Holdings, Inc.        42,422         2,834
 Lincoln National Corporation          32,340         1,571
 Loews Corporation                     33,967         1,881
 Marsh & McLennan Companies,
  Inc.                                 47,390         5,092
 MBIA, Inc.                            25,550         1,370
 MBNA Corporation                     146,610         5,161
 Mellon Financial Corporation          82,068         3,087
 Merrill Lynch & Co., Inc.            144,400         7,526
 MetLife, Inc.                        129,036         4,088
 MGIC Investment Corporation           18,400         1,136
 Moody's Corporation                   27,075         1,079

 Index 500 Stock Portfolio

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Financials continued
 Morgan Stanley Dean Witter &
  Co.                                 191,513    $   10,713
 National City Corporation            103,397         3,023
 Northern Trust Corporation            38,350         2,309
 The PNC Financial Services
  Group, Inc.                          49,767         2,797
 The Progressive Corporation           12,700         1,896
 Providian Financial Corporation       49,157           175
 Regions Financial Corporation         39,186         1,177
 SAFECO Corporation                    21,950           684
 SouthTrust Corporation                58,467         1,442
 The St. Paul Companies, Inc.          36,872         1,621
 State Street Corporation              56,000         2,926
 Stilwell Financial, Inc.              37,729         1,027
 SunTrust Banks, Inc.                  50,233         3,150
 Synovus Financial Corp.               49,950         1,251
 T. Rowe Price Group, Inc.             21,200           736
 Torchmark Corporation                 21,550           848
 U.S. Bancorp                         327,921         6,863
 Union Planters Corporation            23,625         1,066
 UnumProvident Corporation             41,531         1,101
 USA Education, Inc.                   28,014         2,354
 Wachovia Corporation                 241,281         7,567
 Washington Mutual, Inc.              150,987         4,937
 Wells Fargo & Company                295,280        12,830
 XL Capital, Ltd. -- Class A           23,000         2,101
 Zions Bancorporation                  15,900           836
                                                 ----------
     TOTAL                                          317,919
                                                 ----------

 Health Care (14.2%)
 Abbott Laboratories                  266,550        14,860
 Aetna, Inc.                           24,477           807
 Allergan, Inc.                        22,667         1,701
 American Home Products
  Corporation                         226,229        13,881
 *AmerisourceBergen Corporation        17,700         1,125
 *Amgen, Inc.                         179,525        10,132
 Applera Corporation -- Applied
  Biosystems Group                     36,333         1,427
 Bausch & Lomb Incorporated             9,200           346
 Baxter International, Inc.           101,900         5,465
 Becton, Dickinson and Company         44,350         1,470
 *Biogen, Inc.                         25,600         1,468
 Biomet, Inc.                          46,145         1,426
 *Boston Scientific Corporation        69,086         1,666
 Bristol-Myers Squibb Company         334,408        17,055
 C. R. Bard, Inc.                       8,750           564
 Cardinal Health, Inc.                 76,725         4,961
 *Chiron Corporation                   32,722         1,435
 CIGNA Corporation                     25,729         2,384
 Eli Lilly and Company                193,406        15,190
 *Forest Laboratories, Inc.            30,333         2,486
 *Genzyme Corporation                  35,700         2,137
 *Guidant Corporation                  52,788         2,629
 HCA, Inc.                             92,511         3,565
 *Health Management Associates,
  Inc.                                 42,200           776
 *Healthsouth Corporation              67,100           994

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Health Care continued
 *Humana, Inc.                         29,200    $      344
 *Immunex Corporation                  91,900         2,547
 Johnson & Johnson                    521,037        30,794
 *King Pharmaceuticals, Inc.           42,066         1,772
 *Manor Care, Inc.                     17,700           420
 McKesson HBOC, Inc.                   49,005         1,833
 *MedImmune, Inc.                      36,600         1,696
 Medtronic, Inc.                      208,000        10,652
 Merck & Co., Inc.                    394,520        23,198
 Pfizer, Inc.                       1,086,236        43,288
 Pharmacia Corporation                223,870         9,548
 *Quintiles Transnational Corp.        20,100           323
 Schering-Plough Corporation          251,750         9,015
 *St. Jude Medical, Inc.               14,800         1,149
 Stryker Corporation                   33,750         1,970
 *Tenet Healthcare Corporation         55,800         3,277
 UnitedHealth Group Incorporated       54,586         3,863
 *Watson Pharmaceuticals, Inc.         18,200           571
 *Wellpoint Health Networks,
  Inc. -- Class A                      10,900         1,274
 Zimmer Holdings, Inc.                 33,437         1,021
                                                 ----------
     TOTAL                                          258,505
                                                 ----------

 Industrials (11.0%)
 *Allied Waste Industries, Inc.        33,950           477
 *American Power Conversion
  Corporation                          33,550           485
 *AMR Corporation                      26,400           585
 Automatic Data Processing, Inc.      107,450         6,329
 Avery Dennison Corporation            18,950         1,071
 The Boeing Company                   150,076         5,820
 Burlington Northern Santa Fe
  Corporation                          67,385         1,922
 Caterpillar, Inc.                     59,088         3,087
 Cintas Corporation                    29,133         1,410
 *Concord EFS, Inc.                    82,900         2,717
 *Convergys Corporation                29,450         1,104
 Cooper Industries, Inc.               15,900           555
 Crane Co.                             10,275           263
 CSX Corporation                       36,750         1,288
 Cummins, Inc.                          7,100           274
 Danaher Corporation                   24,500         1,478
 Deere & Company                       40,360         1,762
 Delta Air Lines, Inc.                 21,167           619
 Deluxe Corporation                    12,151           505
 Dover Corporation                     34,967         1,296
 Eaton Corporation                     11,900           885
 Emerson Electric Co.                  73,750         4,211
 Equifax, Inc.                         24,600           594
 *FedEx Corporation                    52,820         2,740
 First Data Corporation                67,463         5,292
 *Fiserv, Inc.                         32,125         1,360
 Fluor Corporation                     13,600           509
 General Dynamics Corporation          34,600         2,756
 General Electric Company           1,709,206        68,505
 Genuine Parts Company                 29,600         1,086

 Index 500 Stock Portfolio

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Industrials continued
 Goodrich Corporation                  17,800    $      474
 H&R Block, Inc.                       31,450         1,406
 Honeywell International, Inc.        139,250         4,709
 Illinois Tool Works, Inc.             52,300         3,542
 IMS Health Incorporated               50,667           989
 Ingersoll-Rand Company                28,980         1,212
 ITT Industries, Inc.                  15,100           763
 Lockheed Martin Corporation           74,708         3,487
 Masco Corporation                     79,100         1,938
 McDermott International, Inc.         10,500           129
 Minnesota Mining and
  Manufacturing Company                68,088         8,049
 Molex Incorporated                    33,650         1,041
 Navistar International
  Corporation                          10,250           405
 Norfolk Southern Corporation          66,157         1,213
 Northrop Grumman Corporation          18,900         1,905
 PACCAR, Inc.                          13,170           864
 Pall Corporation                      21,150           509
 Parker-Hannifin Corporation           20,075           922
 Paychex, Inc.                         64,235         2,251
 Pitney Bowes, Inc.                    42,437         1,596
 *Power-One, Inc.                      13,500           141
 R. R. Donnelley & Sons Company        20,234           601
 Raytheon Company                      66,200         2,150
 *Robert Half International,
  Inc.                                 30,140           805
 Rockwell Collins, Inc.                31,450           613
 Rockwell International
  Corporation                          31,450           562
 Ryder System, Inc.                    10,400           230
 Sabre Holdings Corporation --
  Class A                              22,867           968
 Southwest Airlines Co.               131,067         2,422
 Textron, Inc.                         24,250         1,005
 Thomas & Betts Corporation            10,000           212
 Tyco International, Ltd.             333,208        19,626
 Union Pacific Corporation             42,660         2,432
 United Technologies Corporation       80,967         5,233
 *US Airways Group, Inc.               11,500            73
 W.W. Grainger, Inc.                   16,300           782
 Waste Management, Inc.               107,585         3,433
                                                 ----------
     TOTAL                                          199,677
                                                 ----------

 Information Technology (17.3%)
 *ADC Telecommunications, Inc.        134,450           618
 Adobe Systems Incorporated            41,125         1,277
 *Advanced Micro Devices, Inc.         59,200           939
 *Agilent Technologies, Inc.           78,637         2,242
 *Altera Corporation                   66,511         1,411
 *Analog Devices, Inc.                 61,957         2,750
 *Andrew Corporation                   14,037           307
 *Apple Computer, Inc.                 60,100         1,316
 *Applied Materials, Inc.             139,950         5,612
 *Applied Micro Circuits
  Corporation                          51,700           585
 Autodesk, Inc.                         9,267           345
 *Avaya, Inc.                          48,816           593
 *BMC Software, Inc.                   41,960           687
 *Broadcom Corporation -- Class
  A                                    44,800         1,836

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Information Technology continued
 *CIENA Corporation                    56,300    $      806
 *Cisco Systems, Inc.               1,259,400        22,808
 *Citrix Systems, Inc.                 31,820           721
 Compaq Computer Corporation          290,627         2,837
 Computer Associates
  International, Inc.                  99,192         3,421
 *Computer Sciences Corporation        29,050         1,423
 *Compuware Corporation                63,257           746
 *Comverse Technology, Inc.            31,900           714
 *Conexant Systems, Inc.               42,500           610
 Corning Incorporated                 160,100         1,428
 *Dell Computer Corporation           447,533        12,164
 Electronic Data Systems
  Corporation                          80,467         5,516
 *EMC Corporation                     379,774         5,104
 *Gateway, Inc.                        55,550           447
 Hewlett-Packard Company              334,360         6,868
 Intel Corporation                  1,157,163        36,393
 International Business Machines
  Corporation                         298,939        36,160
 *Intuit, Inc.                         35,900         1,535
 *Jabil Circuit, Inc.                  32,867           747
 *JDS Uniphase Corporation            226,500         1,977
 *KLA-Tencor Corporation               31,900         1,581
 *Lexmark International Group,
  Inc. -- Class A                      22,100         1,304
 Linear Technology Corporation         54,650         2,134
 *LSI Logic Corporation                62,200           982
 Lucent Technologies, Inc.            586,036         3,686
 *Maxim Integrated Products,
  Inc.                                 56,500         2,967
 *Mercury Interactive
  Corporation                          14,200           483
 *Micron Technology, Inc.             102,550         3,179
 *Microsoft Corporation               926,100        61,372
 Millipore Corporation                  8,100           492
 Motorola, Inc.                       377,877         5,676
 *National Semiconductor
  Corporation                          29,843           919
 *NCR Corporation                      16,600           612
 *Network Appliance, Inc.              56,000         1,225
 Nortel Networks Corporation          548,275         4,112
 *Novell, Inc.                         62,000           285
 *Novellus Systems, Inc.               24,500           967
 *Nvidia Corporation                   24,100         1,612
 *Oracle Corporation                  965,925        13,339
 *Palm, Inc.                           97,545           378
 *Parametric Technology
  Corporation                          45,480           355
 *PeopleSoft, Inc.                     50,600         2,034
 PerkinElmer, Inc.                     21,000           735
 *PMC-Sierra, Inc.                     28,300           602
 *QLogic Corporation                   15,850           705
 *QUALCOMM, Inc.                      130,267         6,578
 *Sanmina-SCI Corporation              89,400         1,779
 *Sapient Corporation                  21,200           164
 Scientific-Atlanta, Inc.              28,000           670
 *Siebel Systems, Inc.                 78,000         2,182
 *Solectron Corporation               138,500         1,562
 *Sun Microsystems, Inc.              560,397         6,915
 Symbol Technologies, Inc.             38,950           619

 Index 500 Stock Portfolio

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Information Technology continued
 Tektronix, Inc.                       16,160    $      417
 *Tellabs, Inc.                        70,392         1,058
 *Teradyne, Inc.                       29,950           903
 Texas Instruments Incorporated       298,700         8,364
 *Thermo Electron Corporation          31,200           744
 *Unisys Corporation                   54,450           683
 *VERITAS Software Corporation         68,432         3,067
 *Vitesse Semiconductor
  Corporation                          31,548           393
 Xerox Corporation                    119,500         1,245
 *Xilinx, Inc.                         57,200         2,234
 *Yahoo!, Inc.                         97,600         1,731
                                                 ----------
     TOTAL                                          315,987
                                                 ----------

 Materials (2.6%)
 Air Products and Chemicals,
  Inc.                                 39,267         1,842
 Alcan, Inc.                           54,950         1,974
 Alcoa, Inc.                          148,507         5,279
 Allegheny Technologies
  Incorporated                         13,817           231
 Ball Corporation                       4,733           335
 Barrick Gold Corporation              92,121         1,469
 Bemis Company, Inc.                    9,050           445
 Boise Cascade Corporation              9,900           337
 The Dow Chemical Company             154,409         5,216
 E. I. du Pont de Nemours and
  Company                             179,428         7,627
 Eastman Chemical Company              13,225           516
 Ecolab, Inc.                          22,000           886
 Engelhard Corporation                 22,500           623
 *FMC Corporation                       5,400           321
 *Freeport-McMoRan Copper &
  Gold, Inc. -- Class B                24,781           332
 Georgia-Pacific Corporation           38,904         1,074
 Great Lakes Chemical
  Corporation                           8,700           211
 Hercules Incorporated                 18,600           186
 *Inco Limited                         31,250           529
 International Flavors &
  Fragrances, Inc.                     16,500           490
 International Paper Company           83,066         3,352
 Louisiana-Pacific Corporation         18,000           152
 The Mead Corporation                  17,050           527
 Newmont Mining Corporation            33,680           644
 Nucor Corporation                     13,333           706
 *Pactiv Corporation                   27,300           485
 Phelps Dodge Corporation              13,524           438
 Placer Dome, Inc.                     56,350           615
 PPG Industries, Inc.                  28,967         1,498
 Praxair, Inc.                         27,600         1,525
 Rohm and Haas Company                 37,880         1,312
 *Sealed Air Corporation               14,421           589
 Sigma-Aldrich Corporation             13,000           512
 Temple-Inland, Inc.                    8,500           482
 USX-U. S. Steel Group                 15,250           276
 Vulcan Materials Company              17,400           834
 Westvaco Corporation                  17,350           494
 Weyerhaeuser Company                  36,980         2,000

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Materials continued
 Willamette Industries, Inc.           18,700    $      975
 Worthington Industries, Inc.          14,700           209
                                                 ----------
     TOTAL                                           47,548
                                                 ----------

 Real Estate Investment Trusts
   (0.2%)
 Equity Office Properties Trust        69,800         2,100
 Equity Residential Properties
  Trust                                45,600         1,309
                                                 ----------
     TOTAL                                            3,409
                                                 ----------

 Telecommunication Services
   (5.4%)
 ALLTEL Corporation                    53,857         3,325
 AT&T Corp.                           593,738        10,770
 *AT&T Wireless Services, Inc.        435,397         6,257
 BellSouth Corporation                322,465        12,302
 CenturyTel, Inc.                      24,300           797
 *Citizens Communications
  Company                              49,100           523
 *Nextel Communications, Inc. --
  Class A                             131,650         1,443
 *Qwest Communications
  International, Inc.                 285,835         4,039
 SBC Communications, Inc.             579,547        22,701
 Sprint Corporation                   152,509         3,062
 *Sprint Corporation (PCS Group)      161,260         3,936
 Verizon Communications, Inc.         465,442        22,090
 *WorldCom, Inc. -- WorldCom
  Group                               496,914         6,997
                                                 ----------
     TOTAL                                           98,242
                                                 ----------

 Utilities (3.0%)
 *The AES Corporation                  91,600         1,498
 Allegheny Energy, Inc.                21,500           779
 Ameren Corporation                    23,567           997
 American Electric Power
  Company, Inc.                        55,440         2,413
 *Calpine Corporation                  51,360           862
 Cinergy Corp.                         27,384           915
 CMS Energy Corporation                22,700           545
 Consolidated Edison, Inc.             36,450         1,471
 Constellation Energy Group,
  Inc.                                 28,200           749
 Dominion Resources, Inc.              44,995         2,704
 DTE Energy Company                    28,350         1,189
 Duke Energy Corporation              132,830         5,215
 Edison International                  56,020           846
 El Paso Corporation                   87,571         3,907
 Entergy Corporation                   38,009         1,487
 Exelon Corporation                    55,212         2,644
 FirstEnergy Corp.                     51,165         1,790
 FPL Group, Inc.                       30,257         1,706
 KeySpan Corporation                   23,600           818
 Kinder Morgan, Inc.                   19,667         1,095
 *Mirant Corporation                   58,426           936
 *Niagara Mohawk Holdings, Inc.        27,600           489
 Nicor, Inc.                            7,850           327
 NiSource, Inc.                        35,573           820
 Peoples Energy Corporation             6,100           231
 PG&E Corporation                      66,625         1,282

 Index 500 Stock Portfolio

                                                   Market
                                    Shares/        Value
      Common Stock (98.9%)            Par         (000's)
 ----------------------------------------------------------
 Utilities continued
 Pinnacle West Capital
  Corporation                          14,600    $      611
 PPL Corporation                       25,134           876
 Progress Energy, Inc.                 37,392         1,684
 Public Service Enterprise Group
  Incorporated                         35,836         1,512
 Reliant Energy, Inc.                  51,162         1,357
 Sempra Energy                         35,402           869
 The Southern Company                 117,900         2,989
 TECO Energy, Inc.                     23,300           611
 TXU Corp.                             44,165         2,082
 The Williams Companies, Inc.          88,500         2,259
 Xcel Energy, Inc.                     59,020         1,637
                                                 ----------
     TOTAL                                           54,202
                                                 ----------
     TOTAL COMMON STOCK (COST:
      $1,343,480)                                 1,800,931
                                                 ----------

 Money Market Investments (1.1%)
 ----------------------------------------------------------

 Federal Government and Agencies
   (0.3%)
 #Federal National Mortgage
  Association, 1.73%, 2/15/02     $ 5,000,000    $    4,989
                                                 ----------
     TOTAL                                            4,989
                                                 ----------

 Finance Services (0.5%)
 #Preferred Receivable Funding,
  1.85%, 2/4/02                    10,000,000         9,983
                                                 ----------
     TOTAL                                            9,983
                                                 ----------

                                                   Market
                                    Shares/        Value
 Money Market Investments (1.1%)      Par         (000's)
 ----------------------------------------------------------
 Personal Credit Institutions
   (0.3%)
 #Variable Funding Capital,
  2.45%, 1/10/02                  $ 5,800,000    $    5,796
                                                 ----------
     TOTAL                                            5,796
                                                 ----------

     TOTAL MONEY MARKET
      INVESTMENTS
      (COST: $20,768)                                20,768
                                                 ----------

     TOTAL INVESTMENTS (100.0%)
      (COST $1,364,248)!                          1,821,699
                                                 ----------

     OTHER ASSETS, LESS
      LIABILITIES (0.0%)                                176
                                                 ----------

     TOTAL NET ASSETS (100.0%)                   $1,821,875
                                                 ----------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $1,366,396 and the net unrealized appreciation of investments based on that cost was $455,303 which is comprised of $620,226 aggregate gross unrealized appreciation and $164,923 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   S&P 500 Index Futures     72          3/02           $118
   (Total Notional Value
    at 12/31/01 $20,568)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Asset Allocation Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
  Domestic Common Stocks                 Shares/     Value
  and Warrants (32.3%)                     Par      (000's)
  ---------------------------------------------------------

  Large Cap Common Stock (18.5%)
  ---------------------------------------------------------
  Consumer Discretionary (3.5%)
  *AOL Time Warner, Inc.                    4,500   $   144
  Fortune Brands, Inc.                      2,100        83
  Harley-Davidson, Inc.                     3,300       179
  The Home Depot, Inc.                      2,200       112
  *Kohl's Corporation                       2,600       184
  McDonald's Corporation                    3,100        82
  The McGraw-Hill Companies, Inc.           2,400       146
  Newell Rubbermaid, Inc.                   2,300        63
  Omnicom Group, Inc.                       1,100        98
  Target Corporation                        2,600       107
  Tribune Company                           1,800        67
  Wal-Mart Stores, Inc.                     3,100       178
                                                    -------
      TOTAL                                           1,443
                                                    -------

  Consumer Staples (2.3%)
  Anheuser-Busch Companies, Inc.            2,800       127
  The Coca-Cola Company                     2,000        94
  The Estee Lauder Companies, Inc. --
   Class A                                  3,200       103
  General Mills, Inc.                       1,500        78
  Kimberly-Clark Corporation                1,400        84
  Kraft Foods, Inc. -- Class A              2,300        78
  PepsiCo, Inc.                             4,100       199
  Walgreen Co.                              4,800       162
                                                    -------
      TOTAL                                             925
                                                    -------
  Energy (1.2%)
  ChevronTexaco Corporation                 1,200       108
  Conoco, Inc.                              4,500       127
  EOG Resources, Inc.                       2,200        86
  Exxon Mobil Corporation                   3,900       153
                                                    -------
      TOTAL                                             474
                                                    -------
  Financials (3.1%)
  American International Group, Inc.        1,800       143
  The Bank of New York Company, Inc.        2,100        86
  The Chubb Corporation                     1,200        83
  Citigroup, Inc.                           3,700       187
  Fifth Third Bancorp                       2,900       179
  Freddie Mac                               1,900       124
  Household International, Inc.             2,100       122
  Lehman Brothers Holdings, Inc.            1,000        67
  Morgan Stanley Dean Witter & Co.            600        34
  Northern Trust Corporation                1,700       102
  The PNC Financial Services Group,
   Inc.                                     2,000       112
                                                    -------
      TOTAL                                           1,239
                                                    -------

                                                    Market
                                         Shares/     Value
  Large Cap Common Stock (18.5%)           Par      (000's)
  ---------------------------------------------------------
  Health Care (2.5%)
  *Amgen, Inc.                              2,100   $   119
  Baxter International, Inc.                1,600        86
  Bristol-Myers Squibb Company                900        46
  Eli Lilly and Company                     1,200        94
  Johnson & Johnson                         3,600       213
  Medtronic, Inc.                           3,100       159
  Merck & Co., Inc.                         1,900       112
  Pfizer, Inc.                              4,700       187
                                                    -------
      TOTAL                                           1,016
                                                    -------

  Industrials (1.5%)
  Delta Air Lines, Inc.                       900        26
  General Electric Company                  9,300       374
  Tyco International, Ltd.                  3,300       194
                                                    -------
      TOTAL                                             594
                                                    -------

  Information Technology (2.5%)
  *Amdocs Limited                           2,600        88
  *Cisco Systems, Inc.                      5,000        91
  *Electronic Arts, Inc.                      100         6
  Electronic Data Systems Corporation       2,200       151
  Intel Corporation                         4,200       132
  International Business Machines
   Corporation                              1,000       121
  *Microsoft Corporation                    4,100       271
  *Nokia Corp., ADR                         1,300        32
  *Sun Microsystems, Inc.                   2,600        32
  Texas Instruments Incorporated            2,100        59
                                                    -------
      TOTAL                                             983
                                                    -------

  Materials (0.6%)
  Air Products and Chemicals, Inc.          2,000        94
  Alcoa, Inc.                               1,900        68
  Ecolab, Inc.                              2,400        96
                                                    -------
      TOTAL                                             258
                                                    -------

  Printed Circuit Boards (0.1%)
  *Flextronics International, Ltd.          1,300        31
                                                    -------
      TOTAL                                              31
                                                    -------

  Technology (0.5%)
  *QUALCOMM, Inc.                             400        20
  Semiconductor HOLDRS (SM) Trust           3,900       163
                                                    -------
      TOTAL                                             183
                                                    -------

  Telecommunication Services (0.4%)
  SBC Communications, Inc.                  1,900        75
  Verizon Communications, Inc.              1,400        66
                                                    -------
      TOTAL                                             141
                                                    -------

 Asset Allocation Portfolio

                                                    Market
                                         Shares/     Value
  Large Cap Common Stock (18.5%)           Par      (000's)
  ---------------------------------------------------------
  Utilities (0.3%)
  El Paso Corporation                       1,600   $    72
  *Mirant Corporation                       3,400        54
                                                    -------
      TOTAL                                             126
                                                    -------

      TOTAL LARGE CAP COMMON STOCK                    7,413
                                                    -------

  Small Cap Common Stock (13.8%)
  ---------------------------------------------------------

  Consumer Discretionary (2.3%)
  *Catalina Marketing Corporation           2,300        80
  *CDW Computer Centers, Inc.                 800        43
  *Coach, Inc.                              1,100        43
  *Entercom Communications Corp. --
   Class A                                    600        30
  *Getty Images, Inc.                       1,400        32
  The Gymboree Corporation                  4,500        54
  *Hispanic Broadcasting
   Corporation -- Class A                     200         5
  *Jones Apparel Group, Inc.                1,100        36
  *Lamar Advertising Company -- Class
   A                                        1,300        55
  Leggett & Platt Incorporated              3,900        90
  *Michaels Stores, Inc.                    3,000        99
  *O'Reilly Automotive, Inc.                5,300       194
  *Orient-Express Hotels,
   Ltd. -- Class A                            100         2
  Stoneridge, Inc.                          3,000        27
  The Talbots, Inc.                         1,000        36
  *TMP Worldwide, Inc.                        300        13
  *Tommy Hilfiger Corporation               3,800        52
  *Westwood One, Inc.                       1,400        42
                                                    -------
      TOTAL                                             933
                                                    -------

  Consumer Staples  (0.1%)
  *Steiner Leisure Limited                  1,800        38
                                                    -------
      TOTAL                                              38
                                                    -------

  Energy (0.7%)
  *BJ Services Company                      2,300        75
  *Cal Dive International, Inc.             2,600        64
  *Energy Partners, Ltd.                    2,300        17
  *Grant Prideco, Inc.                      1,700        20
  *Patterson-UTI Energy, Inc.               2,700        63
  *Weatherford International, Inc.          1,100        41
                                                    -------
      TOTAL                                             280
                                                    -------

  Financials (1.0%)
  GreenPoint Financial Corp.                1,400        50
  Investors Financial Services Corp.        2,300       152
  *Knight Trading Group, Inc. -- Class
   A                                        1,300        14
  Old Republic International
   Corporation                              1,400        39
  *Philadelphia Consolidated Holding
   Corp.                                      300        11
  Radian Group, Inc.                        1,200        52
  SouthTrust Corporation                    2,000        49
  *Trammell Crow Company                    3,300        39
                                                    -------
      TOTAL                                             406
                                                    -------

                                                    Market
                                         Shares/     Value
  Small Cap Common Stock (13.8%)           Par      (000's)
  ---------------------------------------------------------
  Health Care (3.0%)
  *AdvancePCS                               2,100   $    62
  *AMN Healthcare Services, Inc.              300         8
  *Apogent Technologies, Inc.               1,800        46
  *Cross Country, Inc.                        500        13
  D & K Healthcare Resources, Inc.          1,300        74
  *DaVita, Inc.                             9,100       223
  *Health Management Associates,
   Inc. -- Class A                          2,900        53
  *Lincare Holdings, Inc.                   6,500       186
  *Patterson Dental Company                 4,400       180
  *Province Healthcare Company              3,900       120
  *Renal Care Group, Inc.                   2,500        80
  ResMed, Inc.                              1,100        59
  *Triad Hospitals, Inc.                    1,800        53
  *Universal Health Services,
   Inc. -- Class B                          1,300        56
                                                    -------
      TOTAL                                           1,213
                                                    -------

  Industrials (3.7%)
  *The BISYS Group, Inc.                      800        51
  C.H. Robinson Worldwide, Inc.             2,300        67
  *Charles River Associates
   Incorporated                             1,700        35
  Cintas Corporation                        2,400       116
  *Concord EFS, Inc.                        3,300       108
  *The Corporate Executive Board
   Company                                  2,500        92
  *DST Systems, Inc.                        1,800        90
  Expeditors International of
   Washington, Inc.                         1,000        57
  *Fiserv, Inc.                             4,500       190
  *ITT Educational Services, Inc.             500        18
  *Knight Transportation, Inc.              6,350       119
  *Mettler-Toledo International, Inc.       1,000        52
  *MSC Industrial Direct Co.,
   Inc. -- Class A                          2,500        49
  Paychex, Inc.                             1,400        49
  *Resources Connection, Inc.               1,700        45
  *Robert Half International, Inc.          1,300        35
  SkyWest, Inc.                             1,100        28
  *Swift Transportation Co., Inc.           1,400        30
  Teleflex Incorporated                     2,900       137
  *Tetra Tech, Inc.                         6,750       134
                                                    -------
      TOTAL                                           1,502
                                                    -------

  Information Technology (2.7%)
  *Aspen Technology, Inc.                   1,600        27
  *BARRA, Inc.                                900        42
  *Credence Systems Corporation             3,000        56
  *DDI Corp.                                2,800        28
  *EPIQ Systems, Inc.                       2,450        47
  *Intersil Corporation -- Class A            900        29
  *Keane, Inc.                              1,400        25
  *Micrel Incorporated                      1,700        45
  *Microchip Technology Incorporated        1,600        62
  *MKS Instruments, Inc.                    1,300        35
  *Nassda Corporation                       1,500        34
  *Novellus Systems, Inc.                   1,000        39
  PerkinElmer, Inc.                         1,000        35
  *PRI Automation, Inc.                     2,800        57

 Asset Allocation Portfolio

                                                    Market
                                         Shares/     Value
  Small Cap Common Stock (13.8%)           Par      (000's)
  ---------------------------------------------------------
  Information Technology continued
  *QLogic Corporation                       1,300   $    58
  *Rational Software Corporation            2,300        45
  *Renaissance Learning, Inc.               1,200        37
  *Semtech Corporation                      1,800        64
  *SmartForce Public Limited Company,
   ADR                                      1,000        25
  *UTStarcom, Inc.                          4,700       134
  *Varian, Inc.                             3,200       104
  *VeriSign, Inc.                             800        30
  *Zebra Technologies
   Corporation -- Class A                     100         6
                                                    -------
      TOTAL                                           1,064
                                                    -------

  Technology (0.3%)
  *ADC Telecommunications, Inc.            10,000        46
  *Advent Software, Inc.                    1,100        55
                                                    -------
      TOTAL                                             101
                                                    -------

  Telecommunications Wireless:
    Cellular/PCS (0.0%)
  IWO Holdings, Inc. 144A                      50         3
                                                    -------
      TOTAL                                               3
                                                    -------
      TOTAL TECHNOLOGY                                  104
                                                    -------
      TOTAL SMALL CAP COMMON STOCK                    5,540
                                                    -------

      TOTAL DOMESTIC COMMON STOCKS AND
       WARRANTS
       (COST: $12,849)                               12,953
                                                    -------

  Foreign Common Stock (11.0%)
  -----------------------------------------------------------

  Automobiles & Other
    Motor Vehicles
    (0.4%)
  *Denway Motors Limited  Hong Kong         189,100   $    59
  *Fuji Heavy
   Industries, Ltd.       Japan               7,000        30
  *Honda Motor Co., Ltd.  Japan               1,600        64
  *PSA Peugeot Citroen    France              1,060        45
                                                      -------
      TOTAL                                               198
                                                      -------

  Bank Holding Companies
    (0.2%)
  Royal Bank of Scotland
   Group PLC              United Kingdom      2,500        61
                                                      -------
      TOTAL                                                61
                                                      -------

  Business Support
    Services (0.1%)
  *Serco Group PLC        United Kingdom     11,250        60
                                                      -------
      TOTAL                                                60
                                                      -------
  Catalog & Mail-Order
    Houses (0.1%)
  *Belluna Co., Ltd.      Japan               1,700        58
                                                      -------
      TOTAL                                                58
                                                      -------

                                                      Market
  Foreign Common                           Shares/     Value
  Stock (11.0%)              Country         Par      (000's)
  -----------------------------------------------------------
  Commercial Banks
    (0.6%)
  *Anglo Irish Bank
   Corporation            Ireland            19,000   $    74
  *Danske Bank A/S
   Bearer Shs             Denmark             3,900        63
  *Lloyds TSB Group PLC   United Kingdom      6,900        74
  *OTP Bank               Hungary             1,100        66
                                                      -------
      TOTAL                                               277
                                                      -------

  Communication Services
    (0.2%)
  *Koninklijke (Royal)
   KPN NV                 Netherlands         1,700         9
  Nokia OYJ               Finland             2,500        64
                                                      -------
      TOTAL                                                73
                                                      -------

  Computer Related
    Services (0.2%)
  *Nintendo Co., Ltd.     Japan                 400        70
                                                      -------
      TOTAL                                                70
                                                      -------

  Computers, Peripherals
    & Software (0.3%)
  *Sap AG                 Germany               350        46
  *Thiel Logistik AG      Germany             3,300        64
                                                      -------
      TOTAL                                               110
                                                      -------

  Construction Machinery
    (0.1%)
  *Grupo Ferrovial        Spain               3,300        58
                                                      -------
      TOTAL                                                58
                                                      -------

  Consumer Discretionary
    (0.5%)
  *Bayerische Motoren
   Werke (BMW) AG         Germany             1,700        60
  Luxottica Group SPA,
   ADR                    Italy               4,100        68
  Royal Philips
   Electronics NV         Netherlands         2,000        59
                                                      -------
      TOTAL                                               187
                                                      -------

  Consumer Staples
    (0.8%)
  Cadbury Schweppes PLC   United Kingdom      7,340        47
  *Cott Corporation       Canada              3,400        54
  Koninklijke Ahold NV    Netherlands         1,600        47
  *Nestle SA              Switzerland           300        64
  Nutreco Holding NV      Netherlands         1,140        36
  Swedish Match AB        Sweden             10,500        56
  Unilever PLC            United Kingdom      9,000        74
                                                      -------
      TOTAL                                               378
                                                      -------
  Diversified Business
    Finance (0.1%)
  *Irish Life &
   Permanent PLC          United Kingdom      5,340   $    54
                                                      -------
      TOTAL                                                54
                                                      -------
  Drilling Oil & Gas
    Wells (0.2%)
  Saipem SPA              Italy              14,000   $    69
                                                      -------
      TOTAL                                                69
                                                      -------

 Asset Allocation Portfolio

                                                      Market
  Foreign Common                           Shares/     Value
  Stock (11.0%)              Country         Par      (000's)
  -----------------------------------------------------------
  Drugs (0.2%)
  *CSL Limited            Australia           1,930   $    51
  *Novo Nordisk A/S       Denmark             1,100        45
                                                      -------
      TOTAL                                                96
                                                      -------
  Electric Services
    (0.1%)
  *Nordex AG              Germany             5,480        33
                                                      -------
      TOTAL                                                33
                                                      -------
  Electrical &
    Electronic
    Machinery, Equip.
    (0.1%)
  Aggreko PLC             United Kingdom      7,400        39
                                                      -------
      TOTAL                                                39
                                                      -------
  Energy (0.4%)
  Total Fina Elf SA       France                460        65
  Vestas Wind Systems
   A/S                    Denmark             1,600        44
  Vivendi Environment     France              1,500        50
                                                      -------
      TOTAL                                               159
                                                      -------
  Engineering Services
    (0.2%)
  *ENI SPA                Italy               4,750        60
  *Meggitt PLC            United Kingdom     13,700        38
                                                      -------
      TOTAL                                                98
                                                      -------
  Engines & Turbines
    (0.2%)
  Beru AG                 Germany             1,500        66
                                                      -------
      TOTAL                                                66
                                                      -------
  Entertainers &
    Entertainment Groups
    (0.2%)
  Rank Group PLC          United Kingdom     22,500        75
                                                      -------
      TOTAL                                                75
                                                      -------
  Finance (0.5%)
  BNP Paribas SA          France                650        58
  Ing Groep NV            Netherlands         2,000        51
  Royal Bank of Canada    Canada              2,200        72
                                                      -------
      TOTAL                                               181
                                                      -------
  Finance Services
    (0.2%)
  *Man Group PLC          United Kingdom        100         2
  *Van der Moolen
   Holding NV             Netherlands         2,200        63
                                                      -------
      TOTAL                                                65
                                                      -------
  Financials (0.2%)
  Manulife Financial
   Corporation            Canada              2,500        65
                                                      -------
      TOTAL                                                65
                                                      -------
  Grocery Stores (0.1%)
  *Lawson, Inc.           Japan               1,600        46
                                                      -------
      TOTAL                                                46
                                                      -------

                                                      Market
  Foreign Common                           Shares/     Value
  Stock (11.0%)              Country         Par      (000's)
  -----------------------------------------------------------
  Health Care (0.4%)
  *Elan Corporation PLC,
   ADR                    Ireland             1,100   $    50
  *GlaxoSmithKline PLC    United Kingdom      2,300        58
  *Taro Pharmaceutical
   Industries, Ltd.       Israel              1,500        59
                                                      -------
      TOTAL                                               167
                                                      -------
  Industrial Buildings &
    Warehouses (0.2%)
  *Technip                France                500        67
                                                      -------
      TOTAL                                                67
                                                      -------
  Industrials (0.2%)
  Brisa-Auto Estradas de
   Portugal SA            Portugal           11,400        48
  Vinci SA                France                780        46
                                                      -------
      TOTAL                                                94
                                                      -------
  Insurance &
    Diversified
    Financial COS.
    (0.3%)
  *Corporacion Mapfre     Spain               7,200        42
  *Swiss Reinsurance Co.  Switzerland           640        64
                                                      -------
      TOTAL                                               106
                                                      -------
  Investment Offices
    (0.2%)
  Macquarie
   Infrastructure Group   Australia          40,000        72
                                                      -------
      TOTAL                                                72
                                                      -------
  Jewelry Stores (0.2%)
  *Folli-Follie           Greece              3,500        62
                                                      -------
      TOTAL                                                62
                                                      -------
  Life Insurance (0.0%)
  *Converium Holding AG   Switzerland           400        19
                                                      -------
      TOTAL                                                19
                                                      -------
  Manufacturing
    Industries (0.1%)
  *Neopost SA             France              2,000        58
                                                      -------
      TOTAL                                                58
                                                      -------
  Materials (0.2%)
  Norske Skogindustrier
   ASA                    Norway              4,000        75
                                                      -------
      TOTAL                                                75
                                                      -------
  Medical Materials &
    Hospital Equipment
    (0.2%)
  Synthes-Stratec, Inc.   Switzerland           100        70
                                                      -------
      TOTAL                                                70
                                                      -------
  Miscellaneous
    Investing (0.2%)
  *Deutsche Boerse AG     Germany             1,600        63
                                                      -------
      TOTAL                                                63
                                                      -------

 Asset Allocation Portfolio

                                                      Market
  Foreign Common                           Shares/     Value
  Stock (11.0%)              Country         Par      (000's)
  -----------------------------------------------------------
  Nonclassifiable
    Establishments
    (0.2%)
  *Logitech
   International-Reg      Switzerland         2,100   $    77
                                                      -------
      TOTAL                                                77
                                                      -------
  Oil & Gas Field
    Machinery (0.2%)
  *IHC Caland NV          Netherlands         1,325        62
                                                      -------
      TOTAL                                                62
                                                      -------
  Oil & Gas Field
    Services (0.1%)
  *TGS Nopec Geophysical
   Company ASA            Norway              3,000        42
                                                      -------
      TOTAL                                                42
                                                      -------
  Paper & Allied
    Products (0.2%)
  *UPM-Kymmene OYJ        Finland             2,000        66
                                                      -------
      TOTAL                                                66
                                                      -------
  Personal Credit
    Institutions (0.2%)
  *Baycorp Advantage      New Zealand        19,500        62
                                                      -------
      TOTAL                                                62
                                                      -------
  Pharmaceuticals (0.1%)
  *Takeda Chemical
   Industries             Japan               1,000        45
                                                      -------
      TOTAL                                                45
                                                      -------
  Retail-Retail Stores
    (0.0%)
  *KarstadtQuelle AG      Germany               100         4
                                                      -------
      TOTAL                                                 4
                                                      -------
  Sanitary Services
    (0.1%)
  *Sanix Incorporated     Japan               1,400        53
                                                      -------
      TOTAL                                                53
                                                      -------
  Semiconductors &
    Related Devices
    (0.2%)
  *ASML Holding NV        Netherlands         3,700        64
                                                      -------
      TOTAL                                                64
                                                      -------
  Soap, Cleaners, &
    Toilet Goods (0.1%)
  Reckitt Benckiser PLC   United Kingdom      3,440        50
                                                      -------
      TOTAL                                                50
                                                      -------
  Telephone Communications (0.2%)
  *Tandberg ASA           Norway              3,400        76
                                                      -------
      TOTAL                                                76
                                                      -------
  Tires & Tubes (0.2%)
  *Bridgestone
   Corporation            Japan               6,000        63
                                                      -------
      TOTAL                                                63
                                                      -------
  Tobacco & Tobacco
    Products (0.1%)
  *Gallaher Group PLC     United Kingdom      7,650   $    52
                                                      -------
      TOTAL                                                52
                                                      -------

                                                      Market
  Foreign Common                           Shares/     Value
  Stock (11.0%)              Country         Par      (000's)
  -----------------------------------------------------------
  Transportation (0.1%)
  *Porsche AG-Pfd         Germany               140        53
                                                      -------
      TOTAL                                                53
                                                      -------
  Utilities (0.2%)
  International Power
   PLC                    United Kingdom     11,500        34
  *Suez Lyonnaise des
   Eaux SA                France              1,500        45
                                                      -------
      TOTAL                                                79
                                                      -------
  Water Supply (0.0%)
  *Vivendi Environnement  France              1,500         1
                                                      -------
      TOTAL                                                 1
                                                      -------
  Wholesale-Apparel,
    Piece Goods, Notions
    (0.2%)
  *Esprit Holdings
   Limited                Hong Kong          53,800        61
                                                      -------
      TOTAL                                                61
                                                      -------
  Women's Accessory &
    Specialty Stores
    (0.2%)
  *Shiseido Company
   Limited                Japan               8,000        74
                                                      -------
      TOTAL                                                74
                                                      -------
      TOTAL FOREIGN
       COMMON STOCK
       (COST: $4,578)                                   4,413
                                                      -------

  Preferred Securities (0.2%)
  ---------------------------------------------------------

  Technology (0.2%)
  Telecommunications Wireless: Towers (0.1%)
  **Crown Castle International Corp.          520        29
                                                    -------
      TOTAL                                              29
                                                    -------
  Telecommunications Wireline: CLEC
    (0.1%)
  **Intermedia Communications, Inc.           520        54
                                                    -------
      TOTAL                                              54
                                                    -------
      TOTAL PREFERRED SECURITIES
       (COST: $98)                                       83
                                                    -------
  Investment-Grade Bonds (27.2%)
  ---------------------------------------------------------

  Aerospace & Defense (0.5%)
  Boeing Company, 8.75%, 9/15/31       $  150,000       181
                                                    -------
      TOTAL                                             181
                                                    -------
  Auto Related (0.2%)
  General Motors Acceptance
   Corporation, 6.875%, 9/15/11           100,000        98
                                                    -------
      TOTAL                                              98
                                                    -------

 Asset Allocation Portfolio

                                                    Market
                                        Shares/      Value
  Investment-Grade Bonds (27.2%)          Par       (000's)
  ---------------------------------------------------------
  Beverages, Malt Beverages (0.4%)
  Anheuser-Busch Companies, Inc.,
   7.50%, 3/15/12                      $   23,000   $    26
  Coca-Cola Enterprises, Inc.,
   5.375%, 8/15/06                         75,000        76
  Coca-Cola Enterprises, Inc.,
   6.125%, 8/15/11                         75,000        75
                                                    -------
      TOTAL                                             177
                                                    -------
  Chemicals & Allied Products (0.3%)
  Dow Chemical, 6.125%, 2/1/11            100,000       101
                                                    -------
      TOTAL                                             101
                                                    -------
  Crude Petroleum & Natural Gas
    (1.0%)
  El Paso Energy Corporation, 7.80%,
   8/1/31                                 200,000       202
  Occidental Petroleum, 6.75%,
   1/15/12                                200,000       201
                                                    -------
      TOTAL                                             403
                                                    -------
  Federal Government & Agencies
    (20.7%)
  Federal National Mortgage
   Association, 1.75%, 2/11/02            300,000       299
  GNMA TBA, 6.00%, 1/24/25              2,000,000     1,963
  Housing & Urban Development, 6.08%,
   8/1/13                                 100,000       100
  US Treasury, 3.50%, 11/15/06          1,250,000     1,205
  US Treasury, 3.875%, 7/31/03          1,410,000     1,436
  US Treasury, 4.625%, 5/15/06          1,125,000     1,141
  US Treasury, 6.125%, 8/15/07            750,000       807
  US Treasury Inflation Indexed Bond,
   5.00%, 2/15/11                          53,000        53
  US Treasury Inflation Indexed Bond,
   5.00%, 8/15/11                         500,000       499
  US Treasury Inflation Indexed Bond,
   5.75%, 11/30/02                        750,000       775
                                                    -------
      TOTAL                                           8,278
                                                    -------

  Foods (0.6%)
  Conagra Foods, Inc., 6.75%, 9/15/11     100,000       102
  Sara Lee Corporation, 6.25%,
   9/15/11                                150,000       152
                                                    -------
      TOTAL                                             254
                                                    -------
  Motor Vehicle Parts/Accessories
    (0.7%)
  TRW, Inc., 7.125%, 6/1/09               190,000       188
  TRW, Inc., 7.75%, 6/1/29                 88,000        84
                                                    -------
      TOTAL                                             272
                                                    -------
  Motors & Generators (0.3%)
  Emerson Electric Co., 5.75%,
   11/1/11                                127,000       123
                                                    -------
      TOTAL                                             123
                                                    -------
  Office Machines (0.2%)
  Pitney Bowes Credit Corp., 5.75%,
   8/15/08                                100,000       100
                                                    -------
      TOTAL                                             100
                                                    -------

                                                    Market
                                        Shares/      Value
  Investment-Grade Bonds (27.2%)          Par       (000's)
  ---------------------------------------------------------
  Oil & Gas Field Services (0.4%)
  Conoco Funding Co., 6.35%, 10/15/11  $  150,000   $   151
                                                    -------
      TOTAL                                             151
                                                    -------

  Pharmaceuticals (0.8%)
  American Home Products Corporation,
   6.70%, 3/15/11                         150,000       155
  Bristol-Myers Squibb, 5.75%,
   10/1/11                                150,000       149
                                                    -------
      TOTAL                                             304
                                                    -------

  Retail-Misc Shopping Goods Stores
    (0.5%)
  Wal-Mart Stores, Inc., 5.45%,
   8/1/06                                 200,000       205
                                                    -------
      TOTAL                                             205
                                                    -------

  Tobacco Products (0.6%)
  Philip Morris Companies, Inc.,
   7.75%, 1/15/27                         250,000       259
                                                    -------
      TOTAL                                             259
                                                    -------

      TOTAL INVESTMENT-GRADE BONDS
       (COST: $10,887)                               10,906
                                                    -------

  Below Investment-Grade Bonds (8.0%)
  ---------------------------------------------------------

  Basic Materials (0.1%)
  Appleton Papers, Inc., 12.50%,
   12/15/08 144A                       $   50,000   $    48
                                                    -------
      TOTAL BASIC MATERIALS                              48
                                                    -------
  Capital Goods (0.3%)
  Building -- Forest Products (0.1%)
  Potlatch Corporation, 10.00%,
   7/15/11 144A                            50,000        52
                                                    -------
      TOTAL                                              52
                                                    -------

  Building & Construction (0.2%)
  Encompass Services Corp, 10.50%,
   5/4/12 144A                             50,000        33
  Integrated Electrical Services,
   Inc., Series B, 9.375%, 2/1/09          50,000        44
                                                    -------
      TOTAL                                              77
                                                    -------
      TOTAL CAPITAL GOODS                               129
                                                    -------
  Commercial Printing (0.1%)
  Mail-Well I Corp., 8.75%, 12/15/08       50,000        39
                                                    -------
      TOTAL COMMERCIAL PRINTING                          39
                                                    -------
  Consumer Cyclical (1.5%)
  Home Construction (0.1%)
  Schuler Homes, 9.375%, 7/15/09 144A      50,000        52
                                                    -------
      TOTAL                                              52
                                                    -------

 Asset Allocation Portfolio

                                                    Market
                                        Shares/      Value
  Below Investment-Grade Bonds (8.0%)     Par       (000's)
  ---------------------------------------------------------
  Household Appliances (0.3%)
  Rent-A-Center, Inc., 11.00%,
   8/15/08                             $   50,000   $    51
  Salton, Inc., 12.25%, 4/15/08            50,000        50
                                                    -------
      TOTAL                                             101
                                                    -------

  Lodging/Resorts (0.1%)
  Vail Resorts, Inc., 8.75%, 5/15/09
   144A                                    25,000        24
                                                    -------
      TOTAL                                              24
                                                    -------
  Printing & Publishing (0.1%)
  Primedia, Inc., 8.875%, 5/15/11          50,000        45
                                                    -------
      TOTAL                                              45
                                                    -------
  Retail -- General (0.9%)
  Advance Stores Company, Inc.,
   10.25%, 4/15/08 144A                    50,000        51
  Airgas, Inc., 9.125%, 10/1/11            50,000        53
  Autonation, Inc., 9.00%, 8/1/08          25,000        25
  Buhrmann U.S., Inc., 12.25%,
   11/1/09                                 50,000        50
  Coinmach Corporation, 11.75%,
   11/15/05                                50,000        51
  CSK Auto, Inc., 12.00%, 6/15/06
   144A                                    50,000        50
  Saks Incorporated, 8.25%, 11/15/08       50,000        45
  Sonic Automotive, Inc., 11.00%,
   8/1/08 144A                             50,000        52
                                                    -------
      TOTAL                                             377
                                                    -------
      TOTAL CONSUMER CYCLICAL                           599
                                                    -------
  Consumer Staples (1.6%)
  Containers (0.1%)
  Applied Extrusion Tech, Inc.,
   10.75%, 7/1/11                          50,000        53
                                                    -------
      TOTAL                                              53
                                                    -------

  Food Retailers (0.1%)
  Great Atlantic & Pacific Tea Co.,
   9.125%, 12/15/11                        25,000        25
  Ingles Markets, Inc., 8.875%,
   12/1/11 144A                            30,000        29
                                                    -------
      TOTAL                                              54
                                                    -------

  Food Service (0.1%)
  Sbarro, Inc., 11.00%, 9/15/09            25,000        24
                                                    -------
      TOTAL                                              24
                                                    -------
  Gaming (1.1%)
  Choctaw Resort Development, 9.25%,
   4/1/09                                  50,000        51
  Herbst Gaming, Inc., 10.75%, 9/1/08
   144A                                    50,000        52
  Hollywood Casino, 11.25%, 5/1/07         50,000        55
  Hollywood Casino Shreveport,
   13.00%, 8/1/06                          50,000        45

                                                    Market
                                        Shares/      Value
  Below Investment-Grade Bonds (8.0%)     Par       (000's)
  ---------------------------------------------------------
  Gaming continued
  Las Vegas Sands, Inc., 12.25%,
   11/15/04                            $   40,000   $    40
  Majestic Investments Holdings,
   11.653%, 11/30/07 144A                  50,000        48
  Mandalay Resort Group, 10.25%,
   8/1/07                                  50,000        52
  MGM Mirage, Inc., 9.75%, 6/1/07          25,000        26
  Wheeling Island Gaming, 10.125%,
   12/15/09 144A                           50,000        51
                                                    -------
      TOTAL                                             420
                                                    -------

  Healthcare (0.1%)
  Insight Health Services, 9.875%,
   11/1/11 144A                            50,000        52
                                                    -------
      TOTAL                                              52
                                                    -------

  Soaps & Toiletries (0.1%)
  Elizabeth Arden, Inc., 11.75%,
   2/1/11                                  50,000        51
                                                    -------
      TOTAL                                              51
                                                    -------
      TOTAL CONSUMER STAPLES                            654
                                                    -------
  Energy (0.2%)
  Oil Field Services (0.1%)
  Hanover Equipment Trust, 8.75%,
   9/1/11 144A                             25,000        26
                                                    -------
      TOTAL                                              26
                                                    -------

  Refining (0.1%)
  Tesoro Petroleum Corporation,
   9.625%, 11/1/08 144A                    50,000        52
                                                    -------
      TOTAL                                              52
                                                    -------
      TOTAL ENERGY                                       78
                                                    -------
  Finance (0.5%)
  Banks (0.1%)
  Sovereign Bancorp, 10.50%, 11/15/06      50,000        53
                                                    -------
      TOTAL                                              53
                                                    -------

  Finance Companies (0.4%)
  AmeriCredit Corp., 9.875%, 4/15/06       25,000        24
  Finova Group, Inc., 7.50%, 11/15/09      50,000        21
  IOS Capital, Inc., 9.75%, 6/15/04        50,000        50
  Metris Companies, Inc., 10.125%,
   7/15/06                                 50,000        48
                                                    -------
      TOTAL                                             143
                                                    -------
      TOTAL FINANCE                                     196
                                                    -------
  Miscellaneous (0.1%)
  Istar Financial, Inc., 8.75%,
   8/15/08                                 50,000        50
                                                    -------
      TOTAL MISCELLANEOUS                                50
                                                    -------

 Asset Allocation Portfolio

                                                    Market
                                        Shares/      Value
  Below Investment-Grade Bonds (8.0%)     Par       (000's)
  ---------------------------------------------------------
  Finance Companies continued
  Real Estate Agents & Managers
    (0.2%)
  CB Richards Ellis Services, Inc.,
   11.25%, 6/15/11                     $   75,000   $    64
                                                    -------
      TOTAL REAL ESTATE AGENTS &
       MANAGERS                                          64
                                                    -------
  Technology (1.7%)
  Cable (0.3%)
  Adelphia Communications, 10.25%,
   6/15/11                                 50,000        50
  Echostar Broadband Corp., 10.375%,
   10/1/07                                 50,000        51
  Telewest Communications PLC,
   9.875%, 2/1/10                          50,000        35
                                                    -------
      TOTAL                                             136
                                                    -------
  Telecommunications Wireless:
    Cellular/PCS (1.0%)
  Alamosa Delaware, Inc., 12.50%,
   2/1/11                                  50,000        51
  Charter Communications Holdings
   LLC, 9.625%, 11/15/09                   50,000        51
  Dobson Communications Corporation,
   10.875%, 7/1/10                         50,000        52
  Horizon PCS, Inc., 13.75%, 6/15/11
   144A                                    25,000        25
  +IPCS, Inc., 14.00%, 7/15/10             25,000        17
  IWO Holdings, Inc., 14.00%, 1/15/11      50,000        51
  Nextel Communications, Inc.,
   9.375%, 11/15/09                        50,000        40
  Tritel PCS, Inc., 10.375%, 1/15/11       50,000        56
  Triton PCS, Inc., 8.75%, 11/15/11
   144A                                    25,000        25
                                                    -------
      TOTAL                                             368
                                                    -------

  Telecommunications Wireless: Towers
    (0.4%)
  American Tower Corp., 9.375%,
   2/1/09                                  50,000        40
  Crown Castle International Corp.,
   9.375%, 8/1/11                          50,000        46
  SBA Communications Corp., 10.25%,
   2/1/09                                  50,000        43
  +Spectrasite Holdings, Inc.,
   12.875%, 3/15/10                       100,000        23
                                                    -------
      TOTAL                                             152
                                                    -------
  Telecommunications Wireline: Long
    Haul (0.0%)
  ++Global Crossing Holdings, Ltd.,
   9.50%, 11/15/09                         50,000         6
                                                    -------
      TOTAL                                               6
                                                    -------
      TOTAL TECHNOLOGY                                  662
                                                    -------
  Transport & Other Services (0.7%)
  Professional Services (0.2%)
  Kindercare Learning Centers,
   9.50%, 2/15/09                          75,000        72
                                                    -------
      TOTAL                                              72
                                                    -------

  Railroads (0.1%)
  Railamerica Transportation Corp.,
   12.875%, 8/15/10                        50,000        51
                                                    -------
      TOTAL                                              51
                                                    -------

                                                    Market
                                        Shares/      Value
  Below Investment-Grade Bonds (8.0%)     Par       (000's)
  ---------------------------------------------------------
  Trucking & Shipping (0.4%)
  North American Van Lines, 13.375%,
   12/1/09 144A                        $   50,000   $    48
  Stena AB, 10.50%, 12/15/05               50,000        50
  Teekay Shipping Corporation,
   8.875%, 7/15/11 144A                    50,000        51
                                                    -------
      TOTAL                                             149
                                                    -------
      TOTAL TRANSPORT & OTHER
       SERVICES                                         272
                                                    -------
  Utilities (1.0%)
  Utility -- Electric (0.5%)
  The AES Corporation, 8.875%,
   2/15/11                                 50,000        44
  Calpine Canada Energy, 8.50%,
   5/1/08                                  25,000        23
  Calpine Corporation, 8.625%,
   8/15/10                                 50,000        45
  Edison Mission Energy, 10.00%,
   8/15/08                                 50,000        51
  Orion Power Holdings, Inc., 12.00%,
   5/1/10                                  50,000        59
                                                    -------
      TOTAL                                             222
                                                    -------

  Utility -- Garbage Disposal (0.1%)
  Allied Waste North America, Inc.,
   8.50%, 12/1/08 144A                     50,000        51
                                                    -------
      TOTAL                                              51
                                                    -------

  Utility -- Gas (0.3%)
  Amerigas Partners LP/Eagle Fin.,
   8.875%, 5/20/11                         50,000        52
  EOTT Energy Partners LP, 11.00%,
   10/1/09                                 50,000        50
                                                    -------
      TOTAL                                             102
                                                    -------

  Utility -- Water (0.1%)
  Azurix Corp., Series B, 10.75%,
   2/15/10                                 50,000        35
                                                    -------
      TOTAL                                              35
                                                    -------
      TOTAL UTILITIES                                   410
                                                    -------

      TOTAL BELOW INVESTMENT-GRADE
       BONDS
       (COST: $3,269)                                 3,201
                                                    -------

  Short-Term Investments (25.6%)
  ---------------------------------------------------------

  Electric Utilities (2.7%)
  #National Rural Utility Co., 2.01%,
   1/25/02                              1,100,000     1,099
                                                    -------
      TOTAL                                           1,099
                                                    -------

  Electrical Equipment & Supplies
    (1.5%)
  General Electric Capital, 1.73%,
   1/2/02                                 600,000       600
                                                    -------
      TOTAL                                             600
                                                    -------

  Federal & Federally-Sponsored
    Credit (1.2%)
  #Federal National Mortgage
   Association, 1.73%, 2/15/02            200,000       200
  #Federal National Mortgage
   Association, 1.85%, 1/3/02             300,000       300
                                                    -------
      TOTAL                                             500
                                                    -------

 Asset Allocation Portfolio

                                                    Market
                                        Shares/      Value
  Short-Term Investments (25.6%)          Par       (000's)
  ---------------------------------------------------------
  Finance Services (3.0%)
  #Preferred Receivable Funding,
   1.85%, 2/4/02                       $1,200,000   $ 1,198
                                                    -------
      TOTAL                                           1,198
                                                    -------

  Miscellaneous Business Credit
    Institutions (3.0%)
  #John Deere Capital Corp., 1.90%,
   1/18/02                              1,200,000     1,199
                                                    -------
      TOTAL                                           1,199
                                                    -------

  Personal Credit Institutions (6.0%)
  #American Express Credit, 2.14%,
   1/25/02                              1,200,000     1,198
  #Household Finance Corp., 2.12%,
   1/17/02                              1,200,000     1,199
                                                    -------
      TOTAL                                           2,397
                                                    -------

  Pharmaceuticals (3.0%)
  American Home Products, 1.90%,
   2/4/02                               1,200,000     1,198
                                                    -------
      TOTAL                                           1,198
                                                    -------

  Security Brokers and Dealers (2.5%)
  Salomon Smith Barney Holdings,
   1.78%, 1/15/02                       1,000,000       999
                                                    -------
      TOTAL                                             999
                                                    -------

  Tobacco and Tobacco Products (2.7%)
  Philip Morris, 1.86%, 1/11/02         1,100,000     1,099
                                                    -------
      TOTAL                                           1,099
                                                    -------

      TOTAL SHORT-TERM INVESTMENTS
       (COST: $10,289)                               10,289
                                                    -------

      TOTAL INVESTMENTS (104.3%)
       (COST $41,970)!                               41,845
                                                    -------

      OTHER ASSETS, LESS LIABILITIES
       (-4.3%)                                       (1,729)
                                                    -------

      TOTAL NET ASSETS (100.0%)                     $40,116
                                                    -------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $41,997 and the net unrealized depreciation of investments based on that cost was $152 which is comprised of $924 aggregate gross unrealized appreciation and $1,076 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

   144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*  Non-Income Producing

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++ Defaulted security

** PIK -- Payment In Kind

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   S&P 500 Index Futures     20          3/02           $31
   (Total Notional Value
    at 12/31/01 $5,715)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Balanced Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                    Shares/         Value
     Corporate Bonds (9.9%)           Par          (000's)
  ----------------------------------------------------------
  Aerospace-Defense (0.5%)
  Boeing Capital Corporation,
   6.10%, 3/1/11                  $  6,000,000    $    5,832
  Boeing Company, 8.75%,
   9/15/31                             650,000           786
  Lockheed Martin Corporation,
   8.20%, 12/1/09                    7,450,000         8,383
                                                  ----------
      TOTAL                                           15,001
                                                  ----------
  Auto Related (0.8%)
  General Motors Acceptance
   Corporation, 6.875%,
   9/15/11                           1,600,000         1,567
  General Motors Acceptance
   Corporation, 7.25%, 3/2/11       12,750,000        12,802
  Toyota Motor Credit
   Corporation, 5.65%, 1/15/07       9,750,000         9,840
                                                  ----------
      TOTAL                                           24,209
                                                  ----------

  Bank Holding Companies
    (0.2%)
  Banco Montevideo, 8.40%,
   4/30/08 144A                      6,250,000         6,063
                                                  ----------
      TOTAL                                            6,063
                                                  ----------

  Beverages, Malt Beverages
    (1.3%)
  Anheuser-Busch Companies,
   Inc., 7.00%, 12/1/25              4,800,000         4,897
  Anheuser-Busch Companies,
   Inc., 7.50%, 3/15/12                910,000         1,021
  Coca-Cola Enterprises, Inc.,
   5.375%, 8/15/06                   4,175,000         4,227
  Coca-Cola Enterprises, Inc.,
   5.75%, 3/15/11                   10,000,000         9,888
  Coca-Cola Enterprises, Inc.,
   6.125%, 8/15/11                   3,924,000         3,949
  Coca-Cola Enterprises, Inc.,
   8.00%, 1/4/05                     8,750,000         9,620
  Fosters Finance Corporation,
   6.875%, 6/15/11 144A              8,000,000         8,233
                                                  ----------
      TOTAL                                           41,835
                                                  ----------

  Broad Woven Fabric Mills,
    Manmade (0.0%)
  ++Polysindo International
   Finance, 11.375%, 6/15/06         6,500,000           780
                                                  ----------
      TOTAL                                              780
                                                  ----------
  Commercial Banks (0.3%)
  Bank of America Corporation,
   7.40%, 1/15/11                    2,668,000         2,861
  Wells Fargo Bank, 6.45%,
   2/1/11                            4,850,000         4,952
                                                  ----------
      TOTAL                                            7,813
                                                  ----------

                                                    Market
                                    Shares/         Value
     Corporate Bonds (9.9%)           Par          (000's)
  ----------------------------------------------------------
  Copper Ores (0.2%)
  Phelps Dodge Corp., 9.50%,
   6/1/31                         $  5,000,000    $    4,629
                                                  ----------
      TOTAL                                            4,629
                                                  ----------

  Crude Petroleum & Natural
    Gas (0.3%)
  El Paso Energy Corporation,
   7.80% 8/1/31                      10,200,00        10,293
                                                  ----------
      TOTAL                                           10,293
                                                  ----------

  Department Stores (0.3%)
  Target Corporation, 7.00%,
   7/15/31                           9,000,000         9,461
                                                  ----------
      TOTAL                                            9,461
                                                  ----------

  Electric Services (1.0%)
  Atlantic City Electric,
   6.625%, 8/1/13                    4,000,000         3,869
  Exelon Generation Co. LLC,
   6.95%, 6/15/11 144A               6,787,000         6,882
  Ohio Edison Company, 7.375%,
   9/15/02                           3,665,000         3,762
  Public Service Electric &
   Gas Co., 6.875%, 1/1/03           9,000,000         9,273
  South Carolina Electric &
   Gas, 6.125%, 3/1/09               3,000,000         3,005
  Texas Utilities Electric
   Co., 7.875%, 3/1/23               4,000,000         4,087
                                                  ----------
      TOTAL                                           30,878
                                                  ----------

  Foods (0.3%)
  Conagra Foods, Inc., 6.75%,
   9/15/11                           4,900,000         5,006
  Sara Lee Corporation, 6.25%,
   9/15/11                           3,350,000         3,400
                                                  ----------
      TOTAL                                            8,406
                                                  ----------

  Foreign Government Bonds
    (0.3%)
  Province of Quebec, 6.50%,
   1/17/06                           7,500,000         7,887
                                                  ----------
      TOTAL                                            7,887
                                                  ----------

  Groceries, General Line
    (0.3%)
  Safeway, Inc., 6.50%, 3/1/11      10,000,000        10,196
                                                  ----------
      TOTAL                                           10,196
                                                  ----------

  Metal Mining (0.1%)
  Rio Tinto Finance, Ltd.,
   5.75%, 7/3/06                     2,500,000         2,531
                                                  ----------
      TOTAL                                            2,531
                                                  ----------

 Balanced Portfolio

                                                    Market
                                    Shares/         Value
     Corporate Bonds (9.9%)           Par          (000's)
  ----------------------------------------------------------
  Motor Vehicle
    Parts/Accessories (0.4%)
  TRW, Inc., 7.125%, 6/1/09       $  6,190,000    $    6,108
  TRW, Inc., 7.75%, 6/1/29           6,290,000         6,033
                                                  ----------
      TOTAL                                           12,141
                                                  ----------

  Motors & Generators (0.2%)
  Emerson Electric Co., 5.75%,
   11/1/11                           5,115,000         4,956
                                                  ----------
      TOTAL                                            4,956
                                                  ----------
  Office Machines (0.2%)
  Pitney Bowes Credit Corp.,
   5.75%, 8/15/08                    5,000,000         4,978
                                                  ----------
      TOTAL                                            4,978
                                                  ----------

  Oil & Gas Exploration
    Services (0.2%)
  Consolidated Natural Gas,
   Inc., 6.25%, 11/1/11              5,000,000         4,893
                                                  ----------
      TOTAL                                            4,893
                                                  ----------

  Oil & Gas Extraction (0.2%)
  Chevron Corporation, 6.625%,
   10/1/04                           4,750,000         5,055
                                                  ----------
      TOTAL                                            5,055
                                                  ----------

  Oil & Gas Field Services
    (0.2%)
  Conoco Funding Company,
   6.35%, 10/15/11                   2,850,000         2,875
  Conoco Funding Company,
   7.25%, 10/15/31                   3,000,000         3,167
                                                  ----------
      TOTAL                                            6,042
                                                  ----------

  Pharmaceuticals (1.5%)
  American Home Products
   Corporation, 6.70%, 3/15/11      11,000,000        11,398
  Bristol-Myers Squibb, 5.75%,
   10/1/11                          12,050,000        11,935
  Eli Lilly & Co., 5.50%,
   07/15/06                          6,000,000         6,112
  Johnson & Johnson, 6.625%,
   9/1/09                            2,800,000         2,972
  Merck & Co., Inc. 5.95%,
   12/1/28                           5,750,000         5,419
  Pfizer, Inc., 5.625%, 2/1/06      11,300,000        11,619
                                                  ----------
      TOTAL                                           49,455
                                                  ----------

  Plastics Materials & Resins
    (0.3%)
  Dow Capital BV, 8.50%,
   6/8/10                            8,200,000         9,003
                                                  ----------
      TOTAL                                            9,003
                                                  ----------

  Retail-Misc Shopping Goods
    Stores (0.1%)
  Wal-Mart Canada, 5.58%,
   5/1/06 144A                       2,000,000         2,067
                                                  ----------
      TOTAL                                            2,067
                                                  ----------

                                                    Market
                                    Shares/         Value
     Corporate Bonds (9.9%)           Par          (000's)
  ----------------------------------------------------------
  Tobacco Products (0.6%)
  Philip Morris Companies,
   Inc., 7.75%, 1/15/27           $ 16,800,000    $   17,418
                                                  ----------
      TOTAL                                           17,418
                                                  ----------

  Transportation Services
    (0.1%)
  United Parcel Service,
   8.375%, 4/1/20                    1,750,000         2,036
                                                  ----------
      TOTAL                                            2,036
                                                  ----------
      TOTAL CORPORATE BONDS
       (COST: $297,404)                              298,026
                                                  ----------

  Government (Domestic and Foreign) and
  Agency Bonds (27.0%)
  ----------------------------------------------------------

  Federal Government &
    Agencies (27.0%)
  Aid-Israel, 0.00%, 11/15/22       11,600,000         2,991
  Aid-Israel, 0.00%, 11/15/23       11,500,000         2,791
  Fannie Mae Strip, 6.00%,
   1/25/29 IO                       36,961,445        10,187
  Federal Home Loan Bank,
   5.54%, 1/8/09                     5,000,000         5,037
  Federal Home Loan Mortgage
   Corporation, 6.50%, 4/1/11        8,422,412         8,662
  Federal Home Loan Mortgage
   Corporation, 7.00%, 3/15/07       4,459,998         4,607
  Federal Home Loan Mortgage
   Corporation, 7.50%, 10/1/27       7,467,032         7,761
  Federal National Mortgage
   Association, 1.75%, 2/11/02       1,000,000           998
  Federal National Mortgage
   Association, 5.97%, 10/1/08       1,699,164         1,734
  Federal National Mortgage
   Association, 6.00%,
   10/25/28                         32,000,000         9,540
  Federal National Mortgage
   Association, 6.24%, 2/1/06        4,713,608         4,927
  Federal National Mortgage
   Association, 6.265%,
   10/1/08                           5,535,780         5,729
  Federal National Mortgage
   Association, 6.315%, 3/1/06       4,979,632         5,217
  Federal National Mortgage
   Association, 6.34%, 2/1/08        4,011,116         4,169
  Federal National Mortgage
   Association, 6.43%, 6/1/08        7,065,731         7,372
  Federal National Mortgage
   Association, 6.50%, 9/25/05       3,452,356         3,514
  Federal National Mortgage
   Association, 6.75%, 11/1/07       2,992,754         3,166
  Federal National Mortgage
   Association, 6.75%, 4/25/18       4,920,745         5,107
  Federal National Mortgage
   Association, 6.75%,
   12/25/23                          6,500,000         6,588
  Federal National Mortgage
   Association, 6.835%, 7/1/03       2,845,960         2,886
  Federal National Mortgage
   Association, 6.895%, 5/1/06       5,840,857         6,231

 Balanced Portfolio

  Government (Domestic and                          Market
  Foreign) and Agency Bonds         Shares/         Value
  (27.0%)                             Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Federal National Mortgage
   Association, 6.90%, 4/1/06     $  2,355,657    $    2,513
  Federal National Mortgage
   Association, 7.00%, 6/1/03        1,257,635         1,293
  Federal National Mortgage
   Association, 7.00%, 6/25/10       6,838,870         6,892
  Federal National Mortgage
   Association, 7.00%, 4/1/26        9,176,814         9,409
  Federal National Mortgage
   Association, 7.025%, 9/1/05       1,872,160         2,000
  Federal National Mortgage
   Association, 7.12%, 11/1/03         951,405           995
  Federal National Mortgage
   Association, 7.25%, 5/1/04        1,520,260         1,608
  Federal National Mortgage
   Association, 8.40%, 2/25/09      10,847,662        11,244
  Federal National Mortgage
   Association, 11.00%,
   12/1/12                              53,809            62
  Federal National Mortgage
   Association, 11.00%, 9/1/17         446,766           514
  Federal National Mortgage
   Association, 11.00%,
   12/1/17                              80,184            92
  Federal National Mortgage
   Association, 11.00%, 2/1/18         189,291           218
  Federal National Mortgage
   Association, 11.50%, 4/1/18         256,278           298
  Federal National Mortgage
   Association, 12.00%, 9/1/12         469,797           547
  Federal National Mortgage
   Association, 12.00%,
   12/1/12                             114,957           135
  Federal National Mortgage
   Association, 12.00%, 9/1/17         146,476           172
  Federal National Mortgage
   Association, 12.00%,
   10/1/17                             147,586           174
  Federal National Mortgage
   Association, 12.00%,
   12/1/17                             119,274           140
  Federal National Mortgage
   Association, 12.00%, 2/1/18         208,199           245
  Federal National Mortgage
   Association, 12.50%, 4/1/18         128,191           152
  Federal National Mortgage
   Association, 13.00%,
   11/1/12                              76,659            91
  Federal National Mortgage
   Association, 13.00%,
   11/1/17                              96,551           116
  Federal National Mortgage
   Association, 13.00%,
   12/1/17                             109,521           131
  Federal National Mortgage
   Association, 13.00%, 2/1/18         208,139           249
  Federal National Mortgage
   Association, 14.00%,
   12/1/17                              66,280            81
  Government National Mortgage
   Association, 7.00%, 5/15/23       6,529,273         6,728
  Government National Mortgage
   Association, 7.00%, 6/15/23         452,136           466
  Government National Mortgage
   Association, 7.00%, 7/15/23         658,784           679

  Government (Domestic and                          Market
  Foreign) and Agency Bonds         Shares/         Value
  (27.0%)                             Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Government National Mortgage
   Association, 7.00%, 8/15/23    $      7,288    $        8
  Government National Mortgage
   Association, 7.00%, 9/15/23         254,507           263
  Government National Mortgage
   Association, 7.00%,
   10/15/23                            245,772           253
  Government National Mortgage
   Association, 7.00%,
   11/15/23                            958,920           987
  Government National Mortgage
   Association, 7.00%,
   12/15/27                            258,960           265
  Government National Mortgage
   Association, 7.00%, 1/15/28         275,214           282
  Government National Mortgage
   Association, 7.00%, 2/15/28          93,145            95
  Government National Mortgage
   Association, 7.00%, 3/15/28          96,177            98
  Government National Mortgage
   Association, 7.00%, 4/15/28         504,306           516
  Government National Mortgage
   Association, 7.00%, 5/15/28         897,454           918
  Government National Mortgage
   Association, 7.00%, 6/15/28       2,589,222         2,649
  Government National Mortgage
   Association, 7.00%, 7/15/28       3,125,729         3,199
  Government National Mortgage
   Association, 7.50%, 1/15/23         380,694           398
  Government National Mortgage
   Association, 7.50%, 6/15/23         214,291           224
  Government National Mortgage
   Association, 7.50%, 6/15/24           5,076             5
  Government National Mortgage
   Association, 7.50%, 7/15/24         202,957           212
  Government National Mortgage
   Association, 7.50%, 8/15/25           8,326             9
  Government National Mortgage
   Association, 7.50%, 9/15/25         136,179           142
  Government National Mortgage
   Association, 7.50%,
   11/15/25                              5,885             6
  Government National Mortgage
   Association, 7.50%,
   12/15/25                            262,759           274
  Government National Mortgage
   Association, 7.50%, 1/15/26           7,552             8
  Government National Mortgage
   Association, 7.50%, 3/15/26         267,601           279
  Government National Mortgage
   Association, 7.50%, 6/15/26         568,830           592
  Government National Mortgage
   Association, 7.50%, 9/15/26           8,072             8
  Government National Mortgage
   Association, 7.50%,
   10/15/26                             44,506            46
  Government National Mortgage
   Association, 7.50%,
   12/15/26                            446,652           465
  Government National Mortgage
   Association, 7.50%, 1/15/27          27,570            28
  Government National Mortgage
   Association, 7.50%, 2/15/27         241,356           251

 Balanced Portfolio

  Government (Domestic and                          Market
  Foreign) and Agency Bonds         Shares/         Value
  (27.0%)                             Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Government National Mortgage
   Association, 7.50%, 3/15/27    $     21,806    $       23
  Government National Mortgage
   Association, 7.50%, 4/15/27         856,335           891
  Government National Mortgage
   Association, 7.50%, 5/15/27         320,670           334
  Government National Mortgage
   Association, 7.50%, 7/15/27         357,280           372
  Government National Mortgage
   Association, 7.50%,
   12/15/27                             99,269           103
  Government National Mortgage
   Association, 7.50%, 7/15/28         159,498           166
  Government National Mortgage
   Association, 8.00%, 9/15/24         174,392           185
  Government National Mortgage
   Association, 8.00%, 3/15/26          12,872            14
  Government National Mortgage
   Association, 8.00%, 5/15/26         253,054           268
  Government National Mortgage
   Association, 8.00%, 6/15/26         275,128           291
  Government National Mortgage
   Association, 8.00%, 7/15/26         486,979           516
  Government National Mortgage
   Association, 8.00%, 8/15/26         180,208           191
  Government National Mortgage
   Association, 8.00%, 9/15/26         211,084           223
  Government National Mortgage
   Association, 8.00%,
   10/15/26                            404,153           428
  Government National Mortgage
   Association, 8.00%,
   11/15/26                            178,580           189
  Government National Mortgage
   Association, 8.00%,
   12/15/26                            187,794           199
  Government National Mortgage
   Association, 8.00%, 4/15/27         440,729           464
  Government National Mortgage
   Association, 8.00%, 6/15/27         119,276           126
  Government National Mortgage
   Association, 8.00%, 7/15/27          99,033           104
  Government National Mortgage
   Association, 8.00%, 7/20/28       1,066,666         1,115
  Government National Mortgage
   Association, 8.50%, 5/15/22           2,224             2
  Government National Mortgage
   Association, 8.50%, 9/15/22           1,989             2
  Government National Mortgage
   Association, 8.50%,
   10/15/22                             15,878            18
  Government National Mortgage
   Association, 8.50%,
   12/15/22                             10,009            11
  Government National Mortgage
   Association, 8.50%, 6/15/24           5,856             6
  Government National Mortgage
   Association, 8.50%, 7/15/24           8,434             9

  Government (Domestic and                          Market
  Foreign) and Agency Bonds         Shares/         Value
  (27.0%)                             Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Government National Mortgage
   Association, 8.50%, 8/15/24    $     23,409    $       25
  Government National Mortgage
   Association, 8.50%,
   12/15/24                              3,922             4
  Government National Mortgage
   Association, 8.50%, 1/15/25          41,937            45
  Government National Mortgage
   Association, 8.50%, 2/15/25          34,574            37
  Government National Mortgage
   Association, 8.50%,
   11/15/25                              4,906             5
  Government National Mortgage
   Association, 8.50%, 1/15/26          24,033            26
  Government National Mortgage
   Association, 8.50%, 2/15/26           1,944             2
  Government National Mortgage
   Association, 8.50%, 3/15/26           9,672            10
  Government National Mortgage
   Association, 8.50%, 4/15/26          42,129            45
  Government National Mortgage
   Association, 8.50%, 5/15/26           9,999            11
  Government National Mortgage
   Association, 11.00%,
   1/15/18                           3,845,457         4,421
  Housing & Urban Development,
   6.17%, 8/1/14                    14,981,000        15,043
  Rural Housing Trust 1987-1,
   Series 1, Class D, 6.33%,
   4/1/26                            2,883,079         2,969
  US Treasury, 3.875%, 6/30/03      21,272,000        21,682
  US Treasury, 4.00%, 4/30/03       15,000,000        15,326
  US Treasury, 4.625%, 2/28/03      22,022,000        22,628
  US Treasury, 4.625%, 5/15/06       6,186,000         6,272
  US Treasury, 4.75%, 2/15/04       19,250,000        19,876
  US Treasury, 5.25%, 5/15/04       29,700,000        30,967
  US Treasury, 5.375%, 2/15/31      18,200,000        17,944
  US Treasury, 5.625%,
   12/31/02                          2,300,000         2,381
  US Treasury, 5.625%, 2/15/06      24,558,000        25,878
  US Treasury, 6.00%, 7/31/02        4,000,000         4,099
  US Treasury, 6.00%, 9/30/02        4,900,000         5,049
  US Treasury, 6.00%, 8/15/04       25,000,000        26,535
  US Treasury, 6.25%, 5/15/30       24,730,000        26,789
  US Treasury, 6.50%, 2/28/02       55,000,000        55,417
  US Treasury, 7.25%, 8/15/04        6,000,000         6,552
  US Treasury Inflation Index
   Bond, 3.375%, 1/15/07            26,158,277        26,252
  US Treasury Inflation Index
   Bond, 3.625%, 7/15/02             2,774,175         2,800
  US Treasury Inflation Index
   Bond, 3.625%, 4/15/28             7,142,200         7,285
  US Treasury Inflation Index
   Bond, 3.875%, 4/15/29           183,293,723       195,407
  US Treasury Inflation Index
   Bond, 4.25%, 1/15/10             71,829,080        75,352

 Balanced Portfolio

  Government (Domestic and                          Market
  Foreign) and Agency Bonds         Shares/         Value
  (27.0%)                             Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  US Treasury Inflation Index
   Bond, 5.00%, 8/15/11           $ 14,877,000    $   14,840
  Vendee Mortgage Trust,
   Series 1998-3, Class E,
   6.50%, 3/15/29                    4,500,000         4,360
                                                  ----------
      TOTAL GOVERNMENT
       (DOMESTIC AND FOREIGN)
       AND AGENCY BONDS
       (COST: $776,867)                              811,522
                                                  ----------

  Mortgage/Asset Backed
  Securities (5.1%)
  ----------------------------------------------------------

  Auto Related (0.2%)
  Fleetwood Credit Corporation
   Grantor Trust, Series
   1997-B, Class A, 6.40%,
   5/15/13                             884,445           917
  Team Fleet Financing
   Corporation, Series 1996-1,
   Class A, 6.65%, 12/15/02
   144A                              4,916,667         4,948
                                                  ----------
      TOTAL                                            5,865
                                                  ----------

  Boat Dealers (0.1%)
  BankBoston Marine Asset
   Backed Trust, Series
   1997-2, Class A6, 6.64%,
   8/15/10                           2,932,624         2,954
  Nationscredit Grantor Trust,
   Series 1997-2, Class A1,
   6.35%, 4/15/14                      695,679           720
                                                  ----------
      TOTAL                                            3,674
                                                  ----------

  Commercial Banks (0.1%)
  Nationsbank Lease Pass
   Through Trust, Series
   1997-A, Class 1, 7.442%,
   1/10/11 144A                      1,786,251         1,896
                                                  ----------
      TOTAL                                            1,896
                                                  ----------

  Commercial Mortgages (3.2%)
  Asset Securitization
   Corporation, Series
   1996-MD6, Class CS1,
   1.632%, 11/13/26 IO              10,562,009           151
  Asset Securitization
   Corporation, Series
   1996-MD6, Class CS2,
   1.098%, 11/13/26 IO              79,473,178         1,971
  Asset Securitization
   Corporation, Series
   1997-D5, Class PS1, 1.616%,
   2/14/41 IO                       21,460,129         1,566
  Chase Commercial Mortgage
   Securities Corporation,
   Series 1997-2, Class A2,
   6.60%, 11/19/07                   8,500,000         8,839
  Chase Commercial Mortgage
   Securities Corporation,
   Series 1997-2, Class B,
   6.60%, 11/19/07                   2,500,000         2,582

                                                    Market
  Mortgage/Asset Backed             Shares/         Value
  Securities (5.1%)                   Par          (000's)
  ----------------------------------------------------------
  Commercial Mortgages continued
  Commercial Mortgage
   Acceptance Corporation,
   Series 1997-ML1, Class B,
   6.644%, 12/15/07                  2,500,000         2,556
  Credit Suisse First Boston
   Mortgage Securities
   Corporation, Series
   1997-C1, Class A2, 7.26%,
   6/20/07 144A                      2,966,817         3,135
  Credit Suisse First Boston
   Mortgage Securities
   Corporation, Series
   1997-C1, Class B, 7.28%,
   6/20/07 144A                      3,250,000         3,442
  Criimi Mae Commercial
   Mortgage Trust, Series
   1998-C1, Class A1, 7.00%,
   11/2/06 144A                      6,500,000         6,776
  Criimi Mae Commercial
   Mortgage Trust, Series
   1998-C1, Class B, 7.00%,
   11/2/11 144A                      5,700,000         5,625
  DLJ Commercial Mortgage
   Corporation, Series
   1998-CF1, Class S, 0.70%,
   1/15/18 IO                      242,663,913         7,988
  DLJ Mortgage Acceptance
   Corporation, Series
   1997-CF2, Class S, 0.352%,
   10/15/17 IO, 144A                17,593,572           352
  Midland Realty Acceptance
   Corporation, Series
   1996-C2, Class AEC, 1.353%,
   1/25/29 IO, 144A                 23,316,670         1,275
  Morgan Stanley Capital,
   Series 1998-WF2, Class A2,
   6.54%, 5/15/08                   15,000,000        15,581
  Mortgage Capital Funding,
   Inc., Series 1997-MC1,
   Class A3, 7.288%, 3/20/07        19,000,000        20,236
  Nomura Asset Securities
   Corporation, Series
   1998-D6, Class A2, 6.993%,
   3/17/28                          15,000,000        15,484
  RMF Commercial Mortgage
   Pass-Through, Series
   1997-1, Class F, 7.471%,
   1/15/19 144A                      1,800,000           840
                                                  ----------
      TOTAL                                           98,399
                                                  ----------

  Credit Card Asset Backed
    (0.5%)
  Citibank Credit Card Master
   Trust I, Series 1997-6,
   Class A, 0.00%, 8/15/06          17,000,000        15,246
  Heilig-Meyers Master Trust,
   Series 1998-1A, Class A,
   6.125%, 1/20/07 144A              3,239,752           486
                                                  ----------
      TOTAL                                           15,732
                                                  ----------

 Balanced Portfolio

                                                    Market
  Mortgage/Asset Backed             Shares/         Value
  Securities (5.1%)                   Par          (000's)
  ----------------------------------------------------------
  Franchise Loan Receivables
    (0.3%)
  Enterprise Mortgage
   Acceptance Company, Series
   1998-1, Class A2, 6.38%,
   4/15/07 144A                      6,000,000         5,630
  Enterprise Mortgage
   Acceptance Company, Series
   1998-1, Class IO, 1.37%,
   1/15/23 IO, 144A                 35,366,855         1,500
  FMAC Loan Receivables Trust,
   Series 1998-A, Class A1,
   6.20%, 9/15/20 144A                 664,040           661
  Global Franchise Trust,
   Series 1998-1, Class A1,
   6.349%, 4/10/04 144A              1,255,199         1,263
                                                  ----------
      TOTAL                                            9,054
                                                  ----------

  Health Services (0.1%)
  Health Care Receivables,
   6.25%, 2/1/03 144A                3,000,000         3,024
                                                  ----------
      TOTAL                                            3,024
                                                  ----------

  Home Equity Loan (0.1%)
  Vanderbilt Mortgage Finance,
   Inc., Series 1997-B, Class
   1A4, 7.19%, 2/7/14                2,500,000         2,614
                                                  ----------
      TOTAL                                            2,614
                                                  ----------

  Motorcycle Dealers (0.0%)
  Harley-Davidson Eaglemark
   Motorcycle Trust, Series
   1998-2, Class A2, 5.87%,
   4/15/04                             856,068           869
                                                  ----------
      TOTAL                                              869
                                                  ----------

  Residential Mortgages (0.1%)
  Blackrock Capital Finance
   LP, Series 1997-R1, Class
   B3, 7.75%, 3/25/37 144A           4,493,162           786
  Blackrock Capital Finance
   LP, Series 1997-R3, Class
   B3, 7.25%, 11/25/28 144A          5,572,409           836
                                                  ----------
      TOTAL                                            1,622
                                                  ----------

  Retail-Retail Stores (0.4%)
  LB Mortgage Trust, Series
   1991-2, Class A3, 8.396%,
   1/20/17                          10,469,419        11,626
                                                  ----------
      TOTAL                                           11,626
                                                  ----------
      TOTAL MORTGAGE/ASSET
       BACKED SECURITIES
       (COST: $162,250)                              154,375
                                                  ----------
                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------

  Consumer Discretionary
    (6.5%)
  American Greetings
   Corporation -- Class A                8,100           112
  *AOL Time Warner, Inc.               564,200        18,110
  *AutoZone, Inc.                       14,275         1,025
  *Bed Bath & Beyond, Inc.              36,800         1,248
  *Best Buy Co., Inc.                   26,700         1,989
  *Big Lots, Inc.                       14,400           150
  The Black & Decker
   Corporation                          10,300           389
  Brunswick Corporation                 11,200           244
  Carnival Corporation                  74,473         2,091
  *Cendant Corporation                 123,273         2,417
  Centex Corporation                     7,600           434
  Circuit City Stores, Inc.             26,500           688
  *Clear Channel
   Communications, Inc.                 74,850         3,811
  The Coca-Cola Company                316,700        14,931
  Coca-Cola Enterprises, Inc.           56,700         1,074
  *Comcast
   Corporation -- Class A              120,300         4,331
  Cooper Tire & Rubber Company           9,200           147
  *Costco Wholesale
   Corporation                          57,352         2,545
  Dana Corporation                      18,815           261
  Darden Restaurants, Inc.              15,033           532
  Delphi Automotive Systems
   Corporation                          71,269           974
  Dillard's, Inc. -- Class A            10,836           173
  Dollar General Corporation            42,065           627
  Dow Jones & Company, Inc.             10,980           601
  Eastman Kodak Company                 36,917         1,086
  Family Dollar Stores, Inc.            21,900           657
  *Federated Department
   Stores, Inc.                         25,212         1,031
  Ford Motor Company                   233,007         3,663
  Fortune Brands, Inc.                  19,433           769
  Gannett Co., Inc.                     33,650         2,262
  The Gap, Inc.                        109,425         1,525
  General Motors Corporation            69,825         3,393
  The Goodyear Tire & Rubber
   Company                              20,200           481
  Harley-Davidson, Inc.                 38,475         2,090
  *Harrah's Entertainment,
   Inc.                                 14,950           553
  Hasbro, Inc.                          21,975           357
  Hilton Hotels Corporation             46,950           513
  The Home Depot, Inc.                 297,197        15,159
  *International Game
   Technology                            9,400           642
  The Interpublic Group of
   Companies, Inc.                      47,800         1,412
  J. C. Penney Company, Inc.            33,525           902
  Johnson Controls, Inc.                11,100           896
  *Jones Apparel Group, Inc.            15,400           511
  KB Home                                5,600           225
  *Kmart Corporation                    62,400           341
  Knight-Ridder, Inc.                    9,350           607
  *Kohl's Corporation                   42,433         2,989
  Leggett & Platt Incorporated          24,967           574
  The Limited, Inc.                     54,313           799
  Liz Claiborne, Inc.                    6,700           333

 Balanced Portfolio

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Consumer Discretionary continued
  Lowe's Companies, Inc.                97,950    $    4,546
  Marriott International,
   Inc. -- Class A                      31,000         1,260
  Mattel, Inc.                          54,860           944
  The May Department Stores
   Company                              38,100         1,409
  Maytag Corporation                     9,667           300
  McDonald's Corporation               164,671         4,359
  The McGraw-Hill Companies,
   Inc.                                 24,840         1,515
  Meredith Corporation                   6,300           225
  The New York Times
   Company -- Class A                   20,292           878
  Newell Rubbermaid, Inc.               33,911           935
  NIKE, Inc. -- Class B                 34,500         1,940
  Nordstrom, Inc.                       17,033           345
  *Office Depot, Inc.                   37,843           702
  Omnicom Group, Inc.                   23,600         2,109
  The Pepsi Bottling Group,
   Inc.                                 36,600           860
  Pulte Corporation                      7,500           335
  RadioShack Corporation                23,567           709
  *Reebok International, Ltd.            7,500           199
  Sears, Roebuck & Co.                  41,850         1,994
  The Sherwin-Williams Company          19,960           549
  Snap-On Incorporated                   7,317           246
  The Stanley Works                     10,850           505
  *Staples, Inc.                        58,150         1,087
  *Starbucks Corporation                48,450           923
  Starwood Hotels & Resorts
   Worldwide, Inc.                      25,300           755
  Target Corporation                   114,443         4,698
  Tiffany & Co.                         18,633           586
  The TJX Companies, Inc.               35,750         1,425
  *TMP Worldwide, Inc.                  13,533           581
  *Toys "R" Us, Inc.                    25,150           522
  Tribune Company                       38,031         1,424
  *Tricon Global Restaurants,
   Inc.                                 18,740           922
  TRW, Inc.                             15,900           589
  Tupperware Corporation                 7,400           142
  *Univision Communications,
   Inc. -- Class A                      26,500         1,072
  V. F. Corporation                     14,243           556
  *Viacom, Inc. -- Class B             226,661        10,007
  Visteon Corporation                   16,712           251
  Wal-Mart Stores, Inc.                569,333        32,764
  The Walt Disney Company              266,133         5,514
  Wendy's International, Inc.           14,450           422
  Whirlpool Corporation                  8,450           620
                                                  ----------
      TOTAL                                          194,398
                                                  ----------

  Consumer Staples (3.1%)
  Adolph Coors Company --
   Class B                               4,700           251
  Alberto-Culver Company --
   Class B                               7,200           322
  Albertson's, Inc.                     51,595         1,625

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Consumer Staples continued
  Anheuser-Busch Companies,
   Inc.                                114,319    $    5,168
  Archer-Daniels-Midland
   Company                              84,475         1,212
  Avon Products, Inc.                   30,175         1,403
  Brown-Forman Corporation --
   Class B                               8,700           545
  Campbell Soup Company                 51,954         1,552
  The Clorox Company                    30,150         1,192
  Colgate-Palmolive Company             71,454         4,126
  ConAgra Foods, Inc.                   68,433         1,627
  CVS Corporation                       50,133         1,484
  General Mills, Inc.                   46,333         2,410
  The Gillette Company                 134,265         4,484
  H.J. Heinz Company                    44,383         1,825
  Hershey Foods Corporation             17,450         1,181
  Kellogg Company                       51,643         1,554
  Kimberly-Clark Corporation            67,797         4,054
  *The Kroger Co.                      103,273         2,155
  PepsiCo, Inc.                        225,100        10,960
  Philip Morris Companies,
   Inc.                                280,104        12,844
  The Procter & Gamble Company         164,873        13,047
  *Safeway, Inc.                        64,400         2,689
  Sara Lee Corporation                 100,184         2,227
  SUPERVALU, Inc.                       16,850           373
  SYSCO Corporation                     85,650         2,246
  Unilever NV, ADR                      72,827         4,196
  UST, Inc.                             20,833           729
  Walgreen Co.                         129,654         4,364
  Winn-Dixie Stores, Inc.               17,850           254
  Wm. Wrigley Jr. Company               28,733         1,476
                                                  ----------
      TOTAL                                           93,575
                                                  ----------

  Energy (2.9%)
  Amerada Hess Corporation              11,400           713
  Anadarko Petroleum
   Corporation                          31,877         1,812
  Apache Corporation                    17,600           878
  Ashland, Inc.                          8,900           410
  Baker Hughes Incorporated             42,740         1,559
  Burlington Resources, Inc.            26,886         1,009
  ChevronTexaco Corporation            135,684        12,159
  Conoco, Inc.                          79,575         2,252
  Devon Energy Corporation              16,500           638
  Dynegy, Inc. -- Class A               41,500         1,058
  EOG Resources, Inc.                   14,740           576
  Exxon Mobil Corporation              878,571        34,528
  Halliburton Company                   54,685           716
  Kerr-McGee Corporation                12,757           699
  *Nabors Industries, Inc.              18,750           644
  *Noble Drilling Corporation           17,050           580
  Occidental Petroleum
   Corporation                          47,180         1,252
  Phillips Petroleum Company            48,273         2,909
  *Rowan Companies, Inc.                12,050           233
  Royal Dutch Petroleum
   Company, ADR                        273,031        13,384
  Schlumberger Limited                  73,033         4,013

 Balanced Portfolio

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Energy continued
  Sunoco, Inc.                          10,650    $      398
  Transocean Sedco Forex, Inc.          40,454         1,368
  Unocal Corporation                    31,033         1,119
  USX-Marathon Group                    39,291         1,179
                                                  ----------
      TOTAL                                           86,086
                                                  ----------

  Financials (7.7%)
  AFLAC Incorporated                    66,950         1,644
  The Allstate Corporation              92,269         3,109
  Ambac Financial Group, Inc.           13,500           781
  American Express Company             168,500         6,014
  American International
   Group, Inc.                         333,590        26,487
  AmSouth Bancorporation                47,145           891
  Aon Corporation                       33,375         1,185
  Bank of America Corporation          204,120        12,849
  The Bank of New York
   Company, Inc.                        93,620         3,820
  Bank One Corporation                 148,345         5,793
  BB&T Corporation                      55,800         2,015
  The Bear Stearns Companies,
   Inc.                                 11,945           700
  Capital One Financial
   Corporation                          26,500         1,430
  The Charles Schwab
   Corporation                         176,486         2,730
  Charter One Financial, Inc.           27,654           751
  The Chubb Corporation                 22,350         1,542
  Cincinnati Financial
   Corporation                          20,480           781
  Citigroup, Inc.                      640,374        32,327
  Comerica Incorporated                 22,700         1,301
  Conseco, Inc.                         42,970           192
  Countrywide Credit
   Industries, Inc.                     15,100           619
  Fannie Mae                           127,329        10,123
  Fifth Third Bancorp                   73,243         4,510
  FleetBoston Financial
   Corporation                         137,928         5,034
  Franklin Resources, Inc.              33,650         1,187
  Freddie Mac                           88,214         5,769
  Golden West Financial
   Corporation                          20,250         1,192
  The Hartford Financial
   Services Group, Inc.                 30,150         1,894
  Household International,
   Inc.                                 59,025         3,420
  Huntington Bancshares
   Incorporated                         32,000           550
  J.P. Morgan Chase & Co.              252,762         9,188
  Jefferson-Pilot Corporation           19,353           895
  John Hancock Financial
   Services, Inc.                       39,200         1,619
  KeyCorp                               54,025         1,315
  Lehman Brothers Holdings,
   Inc.                                 31,356         2,095
  Lincoln National Corporation          23,960         1,164
  Loews Corporation                     25,133         1,392
  Marsh & McLennan Companies,
   Inc.                                 35,040         3,765

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Financials continued
  MBIA, Inc.                            18,850    $    1,011
  MBNA Corporation                     108,497         3,819
  Mellon Financial Corporation          60,809         2,288
  Merrill Lynch & Co., Inc.            106,900         5,572
  MetLife, Inc.                         95,515         3,026
  MGIC Investment Corporation           13,600           839
  Moody's Corporation                   20,100           801
  Morgan Stanley Dean Witter &
   Co.                                 141,731         7,928
  National City Corporation             76,479         2,236
  Northern Trust Corporation            28,350         1,707
  The PNC Financial Services
   Group, Inc.                          36,800         2,068
  The Progressive Corporation            9,400         1,403
  Providian Financial
   Corporation                          36,343           129
  Regions Financial
   Corporation                          28,990           871
  SAFECO Corporation                    16,250           506
  SouthTrust Corporation                43,333         1,069
  The St. Paul Companies, Inc.          27,320         1,201
  State Street Corporation              41,400         2,163
  Stilwell Financial, Inc.              27,971           761
  SunTrust Banks, Inc.                  37,167         2,330
  Synovus Financial Corp.               36,950           926
  T. Rowe Price Group, Inc.             15,700           545
  Torchmark Corporation                 15,950           627
  U.S. Bancorp                         242,609         5,078
  Union Planters Corporation            17,475           789
  UnumProvident Corporation             30,706           814
  USA Education, Inc.                   20,786         1,746
  Wachovia Corporation                 178,557         5,600
  Washington Mutual, Inc.              111,738         3,654
  Wells Fargo & Company                218,585         9,498
  XL Capital, Ltd. -- Class A           17,000         1,553
  Zions Bancorporation                  11,700           615
                                                  ----------
      TOTAL                                          235,246
                                                  ----------

  Health Care (6.4%)
  Abbott Laboratories                  197,225        10,995
  Aetna, Inc.                           18,179           600
  Allergan, Inc.                        16,733         1,256
  American Home Products
   Corporation                         167,371        10,270
  *AmerisourceBergen
   Corporation                          13,100           833
  *Amgen, Inc.                         132,875         7,499
  Applera
   Corporation -- Applied
   Biosystems Group                     26,867         1,055
  Bausch & Lomb Incorporated             6,800           256
  Baxter International, Inc.            75,400         4,044
  Becton, Dickinson and
   Company                              32,850         1,089
  *Biogen, Inc.                         18,900         1,084
  Biomet, Inc.                          34,155         1,055
  *Boston Scientific
   Corporation                          51,090         1,232
  Bristol-Myers Squibb Company         247,444        12,620
  C. R. Bard, Inc.                       6,450           416
  Cardinal Health, Inc.                 56,750         3,669
  *Chiron Corporation                   24,178         1,060

 Balanced Portfolio

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Health Care continued
  CIGNA Corporation                     19,071    $    1,767
  Eli Lilly and Company                143,066        11,236
  *Forest Laboratories, Inc.            22,467         1,841
  *Genzyme Corporation                  26,400         1,580
  *Guidant Corporation                  39,112         1,948
  HCA, Inc.                             68,415         2,637
  *Health Management
   Associates, Inc.                     31,200           574
  *Healthsouth Corporation              49,600           735
  *Humana, Inc.                         21,600           255
  *Immunex Corporation                  68,000         1,884
  Johnson & Johnson                    385,623        22,790
  *King Pharmaceuticals, Inc.           30,966         1,305
  *Manor Care, Inc.                     13,100           311
  McKesson HBOC, Inc.                   36,293         1,357
  *MedImmune, Inc.                      27,100         1,256
  Medtronic, Inc.                      153,900         7,881
  Merck & Co., Inc.                    292,000        17,170
  Pfizer, Inc.                         803,890        32,036
  Pharmacia Corporation                165,621         7,064
  *Quintiles Transnational
   Corp.                                14,800           238
  Schering-Plough Corporation          186,350         6,673
  *St. Jude Medical, Inc.               10,950           850
  Stryker Corporation                   24,950         1,456
  *Tenet Healthcare
   Corporation                          41,300         2,425
  UnitedHealth Group
   Incorporated                         40,414         2,860
  *Watson Pharmaceuticals,
   Inc.                                 13,500           424
  *Wellpoint Health Networks,
   Inc. -- Class A                       8,100           946
  Zimmer Holdings, Inc.                 24,773           757
                                                  ----------
      TOTAL                                          191,289
                                                  ----------

  Industrials (4.9%)
  *Allied Waste Industries,
   Inc.                                 25,150           354
  *American Power Conversion
   Corporation                          24,850           359
  *AMR Corporation                      19,600           435
  Automatic Data Processing,
   Inc.                                 79,500         4,683
  Avery Dennison Corporation            14,050           794
  The Boeing Company                   111,118         4,309
  Burlington Northern Santa Fe
   Corporation                          49,908         1,424
  Caterpillar, Inc.                     43,712         2,284
  Cintas Corporation                    21,567         1,044
  *Concord EFS, Inc.                    61,300         2,009
  *Convergys Corporation                21,750           815
  Cooper Industries, Inc.               12,000           419
  Crane Co.                              7,625           196
  CSX Corporation                       27,150           952
  Cummins, Inc.                          5,200           200
  Danaher Corporation                   18,100         1,092
  Deere & Company                       29,940         1,307
  Delta Air Lines, Inc.                 15,633           457
  Deluxe Corporation                     9,012           375

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Industrials continued
  Dover Corporation                     25,933    $      961
  Eaton Corporation                      8,800           655
  Emerson Electric Co.                  54,525         3,113
  Equifax, Inc.                         18,200           440
  *FedEx Corporation                    39,140         2,031
  First Data Corporation                49,911         3,916
  *Fiserv, Inc.                         23,725         1,004
  Fluor Corporation                     10,100           378
  General Dynamics Corporation          25,600         2,039
  General Electric Company           1,264,898        50,696
  Genuine Parts Company                 21,875           803
  Goodrich Corporation                  13,200           351
  H&R Block, Inc.                       23,250         1,039
  Honeywell International,
   Inc.                                103,050         3,485
  Illinois Tool Works, Inc.             38,700         2,621
  IMS Health Incorporated               37,533           732
  Ingersoll-Rand Company                21,470           898
  ITT Industries, Inc.                  11,200           566
  Lockheed Martin Corporation           55,322         2,582
  Masco Corporation                     58,600         1,436
  McDermott International,
   Inc.                                  7,800            96
  Minnesota Mining and
   Manufacturing Company                50,412         5,959
  Molex Incorporated                    24,875           770
  Navistar International
   Corporation                           7,520           297
  Norfolk Southern Corporation          48,943           897
  Northrop Grumman Corporation          14,000         1,411
  PACCAR, Inc.                           9,790           642
  Pall Corporation                      15,616           376
  Parker-Hannifin Corporation           14,900           684
  Paychex, Inc.                         47,540         1,666
  Pitney Bowes, Inc.                    31,427         1,182
  *Power-One, Inc.                      10,000           104
  R. R. Donnelley & Sons
   Company                              14,933           443
  Raytheon Company                      49,000         1,591
  *Robert Half International,
   Inc.                                 22,360           597
  Rockwell Collins, Inc.                23,250           453
  Rockwell International
   Corporation                          23,250           415
  Ryder System, Inc.                     7,700           171
  Sabre Holdings
   Corporation -- Class A               16,909           716
  Southwest Airlines Co.                96,995         1,792
  Textron, Inc.                         17,950           744
  Thomas & Betts Corporation             7,400           157
  Tyco International, Ltd.             246,583        14,524
  Union Pacific Corporation             31,540         1,798
  United Technologies
   Corporation                          59,933         3,873
  *US Airways Group, Inc.                8,500            54
  W.W. Grainger, Inc.                   12,100           581
  Waste Management, Inc.                79,697         2,543
                                                  ----------
      TOTAL                                          147,790
                                                  ----------

 Balanced Portfolio

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Information Technology
    (7.8%)
  *ADC Telecommunications,
   Inc.                                 99,550    $      458
  Adobe Systems Incorporated            30,475           946
  *Advanced Micro Devices,
   Inc.                                 43,800           695
  *Agilent Technologies, Inc.           58,188         1,659
  *Altera Corporation                   49,265         1,045
  *Analog Devices, Inc.                 45,843         2,035
  *Andrew Corporation                   10,362           227
  *Apple Computer, Inc.                 44,400           972
  *Applied Materials, Inc.             103,550         4,152
  *Applied Micro Circuits
   Corporation                          38,300           434
  Autodesk, Inc.                         6,833           255
  *Avaya, Inc.                          36,112           439
  *BMC Software, Inc.                   31,040           508
  *Broadcom Corporation --
   Class A                              33,100         1,356
  *CIENA Corporation                    41,700           597
  *Cisco Systems, Inc.                 931,967        16,878
  *Citrix Systems, Inc.                 23,480           532
  Compaq Computer Corporation          215,122         2,100
  Computer Associates
   International, Inc.                  73,432         2,533
  *Computer Sciences
   Corporation                          21,450         1,051
  *Compuware Corporation                46,843           552
  *Comverse Technology, Inc.            23,600           528
  *Conexant Systems, Inc.               31,500           452
  Corning Incorporated                 118,400         1,056
  *Dell Computer Corporation           331,167         9,001
  Electronic Data Systems
   Corporation                          59,600         4,086
  *EMC Corporation                     280,986         3,776
  *Gateway, Inc.                        41,150           331
  Hewlett-Packard Company              247,440         5,082
  Intel Corporation                    856,343        26,932
  International Business
   Machines Corporation                221,210        26,758
  *Intuit, Inc.                         26,600         1,137
  *Jabil Circuit, Inc.                  24,333           553
  *JDS Uniphase Corporation            167,600         1,463
  *KLA-Tencor Corporation               23,600         1,170
  *Lexmark International
   Group, Inc. -- Class A               16,300           962
  Linear Technology
   Corporation                          40,450         1,579
  *LSI Logic Corporation                46,000           726
  Lucent Technologies, Inc.            433,662         2,728
  *Maxim Integrated Products,
   Inc.                                 41,800         2,195
  *Mercury Interactive
   Corporation                          10,500           357
  *Micron Technology, Inc.              75,950         2,354
  *Microsoft Corporation               685,400        45,421
  Millipore Corporation                  6,000           364
  Motorola, Inc.                       279,619         4,200
  *National Semiconductor
   Corporation                          22,043           679
  *NCR Corporation                      12,300           453
  *Network Appliance, Inc.              41,500           908
  Nortel Networks Corporation          405,740         3,043

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Information Technology continued
  *Novell, Inc.                         45,800    $      210
  *Novellus Systems, Inc.               18,100           714
  *Nvidia Corporation                   17,800         1,191
  *Oracle Corporation                  714,850         9,872
  *Palm, Inc.                           72,212           280
  *Parametric Technology
   Corporation                          33,620           263
  *PeopleSoft, Inc.                     37,400         1,503
  PerkinElmer, Inc.                     15,600           546
  *PMC-Sierra, Inc.                     20,900           444
  *QLogic Corporation                   11,750           523
  *QUALCOMM, Inc.                       96,433         4,870
  *Sanmina-SCI Corporation              66,200         1,317
  *Sapient Corporation                  15,700           121
  Scientific-Atlanta, Inc.              20,700           496
  *Siebel Systems, Inc.                 57,700         1,614
  *Solectron Corporation               102,500         1,156
  *Sun Microsystems, Inc.              414,754         5,118
  Symbol Technologies, Inc.             28,850           458
  Tektronix, Inc.                       11,940           308
  *Tellabs, Inc.                        52,108           783
  *Teradyne, Inc.                       22,150           668
  Texas Instruments
   Incorporated                        221,075         6,190
  *Thermo Electron Corporation          23,100           551
  *Unisys Corporation                   40,350           506
  *VERITAS Software
   Corporation                          50,601         2,268
  *Vitesse Semiconductor
   Corporation                          23,320           291
  Xerox Corporation                     88,400           921
  *Xilinx, Inc.                         42,400         1,656
  *Yahoo!, Inc.                         72,200         1,281
                                                  ----------
      TOTAL                                          233,837
                                                  ----------

  Materials (1.2%)
  Air Products and Chemicals,
   Inc.                                 29,033         1,362
  Alcan, Inc.                           40,650         1,461
  Alcoa, Inc.                          109,943         3,909
  Allegheny Technologies
   Incorporated                         10,231           171
  Ball Corporation                       3,467           245
  Barrick Gold Corporation              68,177         1,087
  Bemis Company, Inc.                    6,750           332
  Boise Cascade Corporation              7,300           248
  The Dow Chemical Company             114,324         3,863
  E. I. du Pont de Nemours and
   Company                             132,745         5,644
  Eastman Chemical Company               9,775           381
  Ecolab, Inc.                          16,200           652
  Engelhard Corporation                 16,700           462
  *FMC Corporation                       4,000           238
  *Freeport-McMoRan Copper &
   Gold, Inc. -- Class B                18,319           245
  Georgia-Pacific Corporation           28,758           794
  Great Lakes Chemical
   Corporation                           6,400           155
  Hercules Incorporated                 13,800           138

 Balanced Portfolio

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Materials continued
  *Inco Limited                         23,150    $      392
  International Flavors &
   Fragrances, Inc.                     12,175           362
  International Paper Company           61,524         2,482
  Louisiana-Pacific
   Corporation                          13,300           112
  The Mead Corporation                  12,650           391
  Newmont Mining Corporation            24,930           476
  Nucor Corporation                      9,867           523
  *Pactiv Corporation                   20,200           359
  Phelps Dodge Corporation              10,010           324
  Placer Dome, Inc.                     41,750           455
  PPG Industries, Inc.                  21,433         1,109
  Praxair, Inc.                         20,500         1,133
  Rohm and Haas Company                 28,034           971
  *Sealed Air Corporation               10,636           434
  Sigma-Aldrich Corporation              9,600           378
  Temple-Inland, Inc.                    6,300           357
  USX-U. S. Steel Group                 11,350           206
  Vulcan Materials Company              12,900           618
  Westvaco Corporation                  12,850           366
  Weyerhaeuser Company                  27,420         1,483
  Willamette Industries, Inc.           14,200           740
  Worthington Industries, Inc.          10,850           154
                                                  ----------
      TOTAL                                           35,212
                                                  ----------
  Real Estate Investment
    Trusts (0.1%)
  Equity Office Properties
   Trust                                51,600         1,553
  Equity Residential
   Properties Trust                     33,800           970
                                                  ----------
      TOTAL                                            2,523
                                                  ----------
  Telecommunication Services
    (2.4%)
  ALLTEL Corporation                    39,843         2,460
  AT&T Corp.                           439,370         7,970
  *AT&T Wireless Services,
   Inc.                                322,216         4,630
  BellSouth Corporation                238,635         9,104
  CenturyTel, Inc.                      18,000           590
  *Citizens Communications
   Company                              36,300           387
  *Nextel Communications,
   Inc. -- Class A                      97,433         1,068
  *Qwest Communications
   International, Inc.                 211,520         2,989
  SBC Communications, Inc.             428,833        16,798
  Sprint Corporation                   112,891         2,267
  *Sprint Corporation (PCS
   Group)                              119,340         2,913
  Verizon Communications, Inc.         344,438        16,347
  *WorldCom, Inc. -- WorldCom
   Group                               367,714         5,177
                                                  ----------
      TOTAL                                           72,700
                                                  ----------
  Utilities (1.3%)
  The AES Corporation                   67,775         1,108
  Allegheny Energy, Inc.                15,900           576
  Ameren Corporation                    17,433           737

                                                    Market
                                    Shares/         Value
  Common Stock (44.3%)                Par          (000's)
  ----------------------------------------------------------
  Utilities continued
  American Electric Power
   Company, Inc.                        41,020    $    1,786
  Calpine Corporation                   38,040           639
  Cinergy Corp.                         20,238           677
  CMS Energy Corporation                16,800           404
  Consolidated Edison, Inc.             27,025         1,091
  Constellation Energy Group,
   Inc.                                 20,900           555
  Dominion Resources, Inc.              33,325         2,003
  DTE Energy Company                    20,950           879
  Duke Energy Corporation               98,342         3,860
  Edison International                  41,480           626
  El Paso Corporation                   64,817         2,890
  Entergy Corporation                   28,091         1,099
  Exelon Corporation                    40,862         1,956
  FirstEnergy Corp.                     37,874         1,325
  FPL Group, Inc.                       22,443         1,266
  KeySpan Corporation                   17,500           606
  Kinder Morgan, Inc.                   14,533           809
  Mirant Corporation                    43,184           692
  Niagara Mohawk Holdings,
   Inc.                                 20,400           362
  Nicor, Inc.                            5,750           239
  NiSource, Inc.                        26,284           606
  Peoples Energy Corporation             4,500           171
  PG&E Corporation                      49,275           948
  Pinnacle West Capital
   Corporation                          10,800           452
  PPL Corporation                       18,633           649
  Progress Energy, Inc.                 27,679         1,246
  Public Service Enterprise
   Group Incorporated                   26,440         1,116
  Reliant Energy, Inc.                  37,926         1,006
  Sempra Energy                         26,259           645
  The Southern Company                  87,200         2,211
  TECO Energy, Inc.                     17,300           454
  TXU Corp.                             32,715         1,543
  The Williams Companies, Inc.          65,500         1,672
  Xcel Energy, Inc.                     43,670         1,211
                                                  ----------
      TOTAL                                           40,115
                                                  ----------
      TOTAL COMMON STOCK
       (COST: $731,035)                            1,332,771
                                                  ----------

  Money Market Investments (13.2%)
  ----------------------------------------------------------

  Federal Government &
    Agencies (0.8%)
  #Federal National Mortgage
   Association, 1.73%, 2/15/02    $ 22,500,000    $   22,451
  #Federal National Mortgage
   Association, 1.85%, 1/3/02        1,000,000         1,000
                                                  ----------
      TOTAL                                           23,451
                                                  ----------

  Finance Lessors (4.6%)
  #Goldman Sachs Group, Inc.,
   1.75%, 2/13/02                   46,200,000        46,104
  #Preferred Receivable
   Funding, 1.89%, 1/15/02          31,000,000        30,977

 Balanced Portfolio

                                                    Market
  Money Market Investments          Shares/         Value
  (13.2%)                             Par          (000's)
  ----------------------------------------------------------
  Finance Lessors continued
  #Preferred Receivable
   Funding, 2.04%, 1/9/02         $ 27,600,000    $   27,587
  #Tyco Capital Corp., 2.08%,
   1/18/02                          33,800,000        33,768
                                                  ----------
      TOTAL                                          138,436
                                                  ----------

  Miscellaneous Business
    Credit Institutions (1.0%)
  #Delaware Funding Corp.,
   2.16%, 1/28/02                   30,216,000        30,167
                                                  ----------
      TOTAL                                           30,167
                                                  ----------

  Personal Credit Institutions
    (2.5%)
  #Cxc Incorporated, 2.31%,
   1/23/02                          25,200,000        25,164
  #Household Finance Corp.,
   1.80%, 2/8/02                    50,000,000        49,905
                                                  ----------
      TOTAL                                           75,069
                                                  ----------

  Pharmaceutical Preparations
    (2.9%)
  #American Home Products,
   2.15%, 2/15/02                   24,100,000        24,035
  American Home Products,
   2.17%, 3/8/02                    23,000,000        22,931
  Pfizer, Inc., 1.87%, 2/4/02       41,200,000        41,128
                                                  ----------
      TOTAL                                           88,094
                                                  ----------

  Short Term Business Credit
    (1.4%)
  Transamerica Financial
   Corporation, 1.85%, 2/11/02      43,600,000        43,508
                                                  ----------
      TOTAL                                           43,508
                                                  ----------

      TOTAL MONEY MARKET
       INVESTMENTS (COST:
       $398,702)                                     398,725
                                                  ----------

      TOTAL INVESTMENTS
       (99.5%)
       (COST $2,366,258)!                          2,995,419
                                                  ----------

      OTHER ASSETS, LESS
       LIABILITIES (0.5%)                             15,718
                                                  ----------

      TOTAL NET ASSETS
       (100.0%)                                   $3,011,137
                                                  ----------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $2,383,013 and the net unrealized appreciation of investments based on that cost was $612,406 which is comprised of $739,190 aggregate gross unrealized appreciation and $126,784 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

   144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

   IO -- Interest Only Security

*  Non-Income Producing

++ Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   S&P 500 Index Futures     996         3/02          $1,087
   (Total Notional Value
    at 12/31/01
    $285,064)

    The Accompanying Notes are an Integral Part of the Financial Statements

High Yield Bond Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Basic Materials (3.1%)
  Metals & Mining (1.9%)
  Great Central Mines, Ltd.,
   8.875%, 4/1/08                    $2,750,000    $  2,709
                                                   --------
      TOTAL                                           2,709
                                                   --------

  Paper (1.2%)
  Appleton Papers, Inc., 12.50%,
   12/15/08 144A                      1,875,000       1,800
                                                   --------
      TOTAL                                           1,800
                                                   --------
      TOTAL BASIC MATERIALS                           4,509
                                                   --------
  Capital Goods (3.6%)
  Building-Forest Products (0.7%)
  Potlatch Corporation, 10.00%,
   7/15/11 144A                       1,000,000       1,040
                                                   --------
      TOTAL                                           1,040
                                                   --------

  Building & Construction (2.9%)
  Encompass Services Corp, 10.50%,
   5/4/12 144A                        2,150,000       1,398
  Integrated Electrical Services,
   Inc., 9.375%, 2/1/09               1,500,000       1,328
  United Rentals, Inc., 10.75%,
   4/15/08                            1,500,000       1,612
                                                   --------
      TOTAL                                           4,338
                                                   --------
      TOTAL CAPITAL GOODS                             5,378
                                                   --------
  Consumer Cyclical (16.5%)
  Apparel, Textile (1.6%)
  Guess ?, Inc., 9.50%, 8/15/03       1,500,000       1,397
  Tommy Hilfiger USA, Inc., 6.50%,
   6/1/03                               765,000         779
  Tommy Hilfiger USA, Inc., 6.85%,
   6/1/08                               150,000         143
                                                   --------
      TOTAL                                           2,319
                                                   --------

  Auto & Trucks (0.9%)
  Avis Group Holdings, Inc.,
   11.00%, 5/1/09                     1,250,000       1,325
                                                   --------
      TOTAL                                           1,325
                                                   --------
  Home Construction (1.0%)
  K Hovanian Enterprises, 10.50%,
   10/1/07                              750,000         784
  Schuler Homes, 9.375%, 7/15/09
   144A                                 725,000         750
                                                   --------
      TOTAL                                           1,534
                                                   --------

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Household Appliances (1.7%)
  Rent-A-Center, Inc., 11.00%,
   8/15/08                           $1,125,000    $  1,142
  Salton Inc., 12.25%, 4/15/08        1,300,000       1,300
                                                   --------
      TOTAL                                           2,442
                                                   --------

  Leisure Related (0.7%)
  Bally Total Fitness Holdings,
   Series D, 9.875%, 10/15/07         1,000,000       1,020
                                                   --------
      TOTAL                                           1,020
                                                   --------

  Lodging / Resorts (3.0%)
  Extended Stay America, 8.75%,
   6/15/11                              900,000         929
  Felcor Lodging Limited
   Partnership, 9.50%, 9/15/08        1,350,000       1,353
  Meristar Hospitality Finance
   Corporation, 9.00%, 1/15/08          550,000         523
  Meristar Hospitality Finance
   Corporation, 9.125%, 1/15/11         550,000         517
  Vail Resorts, Inc., 8.75%,
   5/15/09 144A                       1,125,000       1,091
                                                   --------
      TOTAL                                           4,413
                                                   --------

  Printing & Publishing (3.1%)
  Jostens, Inc., 12.75%, 5/1/10       1,550,000       1,705
  Mail-Well, Inc., 5.00%, 11/1/02     2,050,000       1,890
  Primedia, Inc., 8.875%, 5/15/11     1,125,000       1,013
                                                   --------
      TOTAL                                           4,608
                                                   --------

  Retail-General (4.5%)
  Advance Stores Company, Inc.,
   10.25%, 4/15/08 144A                 750,000         761
  Airgas, Inc., 9.125%, 10/1/11         375,000         396
  Autonation, Inc., 9.00%, 8/1/08       725,000         738
  Buhrmann US, Inc., 12.25%,
   11/1/09                            1,500,000       1,500
  Coinmach Corporation, 11.75%,
   11/15/05                             750,000         769
  CSK Auto, Inc., 12.00%, 6/15/06
   144A                                 750,000         756
  Saks Incorporated, 8.25%,
   11/15/08                             750,000         679
  Sonic Automotive, Inc., 11.00%,
   8/1/08 144A                        1,125,000       1,164
                                                   --------
      TOTAL                                           6,763
                                                   --------
      TOTAL CONSUMER CYCLICAL                        24,424
                                                   --------
  Consumer Staples (11.0%)
  Containers (0.8%)
  Applied Extrusion Tech., Inc.,
   10.75%, 7/1/11                     1,125,000       1,198
                                                   --------
      TOTAL                                           1,198
                                                   --------

 High Yield Bond Portfolio

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Food Retailers (0.8%)
  Great Atlantic & Pacific Tea Co.,
   9.125%, 12/15/11                  $  375,000    $    376
  Ingles Markets, Inc., 8.875%,
   12/1/11 144A                         750,000         737
                                                   --------
      TOTAL                                           1,113
                                                   --------

  Food Service (0.5%)
  Sbarro, Inc., 11.00%, 9/15/09         775,000         744
                                                   --------
      TOTAL                                             744
                                                   --------
  Gaming (7.2%)
  Choctaw Resort Development,
   9.25%, 4/1/09                      1,400,000       1,431
  Herbst Gaming, Inc., 10.75%,
   9/1/08 144A                        1,125,000       1,169
  Hollywood Casino, 11.25%, 5/1/07      500,000         541
  Hollywood Casino Shreveport,
   13.00%, 8/1/06                       300,000         272
  Jupiters Limited, 8.50%, 3/1/06     1,000,000       1,000
  Las Vegas Sands, Inc., 12.25%,
   11/15/04                           1,350,000       1,350
  Majestic Investments Holdings,
   11.653%, 11/30/07 144A             1,500,000       1,426
  Mandalay Resort Group, 10.25%,
   8/1/07                               300,000         311
  Mandalay Resort Group, 7.625%,
   7/15/13                            1,450,000       1,243
  MGM Mirage, Inc., 9.75%, 6/1/07       750,000         786
  Wheeling Island Gaming, 10.125%,
   12/15/09 144A                      1,125,000       1,142
                                                   --------
      TOTAL                                          10,671
                                                   --------
  Healthcare (1.2%)
  Insight Health Services, 9.875%,
   11/1/11 144A                       1,700,000       1,759
                                                   --------
      TOTAL                                           1,759
                                                   --------
  Soaps & Toiletries (0.5%)
  Elizabeth Arden, Inc., 11.75%,
   2/1/11                               750,000         769
                                                   --------
      TOTAL                                             769
                                                   --------
      TOTAL CONSUMER STAPLES                         16,254
                                                   --------
  Energy (5.0%)
  Oil & Gas Independent (1.7%)
  PDVSA Finance, Ltd., 1999-I,
   9.75%, 2/15/10                     2,600,000       2,579
                                                   --------
      TOTAL                                           2,579
                                                   --------
  Oil Field Services (2.8%)
  BRL Universal Equipment, 8.875%,
   2/15/08                            1,400,000       1,456
  El Paso Energy Partners, 8.50%,
   6/1/11                             1,125,000       1,136

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Oil Field Services continued
  Hanover Equipment Trust, 8.75%,
   9/1/11 144A                       $  725,000    $    750
  Key Energy Services, Inc.,
   8.375%, 3/1/08                       750,000         758
                                                   --------
      TOTAL                                           4,100
                                                   --------

  Refining (0.5%)
  Tesoro Petroleum Corporation,
   9.625%, 11/1/08 144A                 750,000         778
                                                   --------
      TOTAL                                             778
                                                   --------
      TOTAL ENERGY                                    7,457
                                                   --------
  Finance (7.6%)
  Banks (2.3%)
  Sovereign Bancorp, 10.50%,
   11/15/06                           1,900,000       2,043
  Sovereign Real Estate Investment
   Trust, 12.00%, 5/16/20 144A        1,325,000       1,312
                                                   --------
      TOTAL                                           3,355
                                                   --------

  Finance Companies (4.5%)
  AmeriCredit Corp., 9.875%,
   4/15/06                            1,100,000       1,034
  Finova Group, Inc., 7.50%,
   11/15/09                           1,875,000         788
  IOS Capital, Inc., 9.75%, 6/15/04   2,250,000       2,255
  Metris Companies, Inc., 10.125%,
   7/15/06                            2,600,000       2,469
                                                   --------
      TOTAL                                           6,546
                                                   --------

  Financial Services (0.8%)
  Labranche & Company, Inc.,
   12.00%, 3/2/07                     1,100,000       1,254
                                                   --------
      TOTAL                                           1,254
                                                   --------
      TOTAL FINANCE                                  11,155
                                                   --------
  Miscellaneous (1.6%)
  R.E.I.T. (0.5%)
  Istar Financial, Inc., 8.75%,
   8/15/08                              725,000         726
                                                   --------
      TOTAL                                             726
                                                   --------

  Real Estate (1.1%)
  Crescent Real Estate Equities,
   7.50%, 9/15/07                     1,750,000       1,579
                                                   --------
      TOTAL                                           1,579
                                                   --------
      TOTAL MISCELLANEOUS                             2,305
                                                   --------

  Professional Services (1.9%)
  Interim Services, Inc., 4.50%,
   6/1/05                             1,600,000       1,302
  Kindercare Learning Centers,
   9.50%, 2/15/09                     1,500,000       1,433
                                                   --------
      TOTAL PROFESSIONAL SERVICES                     2,735
                                                   --------

 High Yield Bond Portfolio

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Real Estate Agents & Managers
    (0.8%)
  CB Richards Ellis Services Inc.,
   11.25%, 6/15/11                   $1,400,000    $  1,197
                                                   --------
      TOTAL REAL ESTATE AGENTS &
       MANAGERS                                       1,197
                                                   --------
  Technology (20.0%)
  Broadcasting (1.1%)
  CD Radio, Inc., 14.50%, 5/15/09     1,000,000         550
  XM Satellite Radio, Inc., 14.00%,
   3/15/10                            1,400,000       1,108
                                                   --------
      TOTAL                                           1,658
                                                   --------

  Cable (5.7%)
  Adelphia Communications, 10.25%,
   6/15/11                            1,125,000       1,122
  Adelphia Communications
   Corporation, 10.875%, 10/1/10      1,500,000       1,531
  British Sky Broadcasting Group
   PLC, 6.875%, 2/23/09                 750,000         718
  Charter Communications Holdings
   LLC, 11.125%, 1/15/11                500,000         530
  Echostar Broadband Corp.,
   10.375%, 10/1/07                   1,150,000       1,205
  International Cabletel, Inc.,
   11.50%, 2/1/06                     1,250,000         438
  NTL Communications Corp., 11.50%,
   10/1/08                            1,600,000         560
  +NTL, Inc., 9.75%, 4/1/08           1,900,000         532
  Rogers Communications, Inc.,
   8.875%, 7/15/07                    1,000,000       1,015
  +Telewest Communications PLC,
   9.25%, 4/15/09                     1,000,000         441
  Telewest Communications PLC,
   9.875%, 2/1/10                       400,000         280
  +United Pan-Europe Communications
   NV, 13.75%, 2/1/10                   600,000          48
                                                   --------
      TOTAL                                           8,420
                                                   --------
  Electronics (0.5%)
  Amkor Technology, Inc., 5.00%,
   3/15/07                            1,000,000         683
                                                   --------
      TOTAL                                             683
                                                   --------

  Telecommunications Wireless:
    Cellular/PCS (9.4%)
  Alamosa Delaware, Inc., 12.50%,
   2/1/11                               750,000         765
  +Alamosa PCS Holdings, Inc.,
   12.875%, 2/15/10                   1,150,000         713
  Charter Communications Holdings
   LLC, 9.625%, 11/15/09              1,500,000       1,518
  Dobson Communications
   Corporation, 10.875%, 7/1/10       1,500,000       1,548
  Horizon PCS, Inc., 13.75%,
   6/15/11 144A                         575,000         572
  +Horizon PCS, Inc., 14.00%,
   10/1/10                            2,000,000       1,030
  +IPCS, Inc., 14.00%, 7/15/10        1,500,000         990

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Telecommunications Wireless: Cellular/PCS continued
  IWO Holdings, Inc., 14.00%,
   1/15/11                           $1,150,000    $  1,185
  Nextel Communications, Inc.,
   9.375%, 11/15/09                   2,350,000       1,856
  Telecorp PCS, Inc., 10.625%,
   7/15/10                              750,000         870
  Tritel PCS, Inc., 10.375%,
   1/15/11                            1,000,000       1,145
  Triton PCS, Inc., 8.75%, 11/15/11
   144A                                 925,000         925
  +US Unwired, Inc., 13.375%,
   11/1/09                            1,150,000         811
                                                   --------
      TOTAL                                          13,928
                                                   --------

  Telecommunications Wireless:
    Towers (2.8%)
  American Tower Corp., 9.375%,
   2/1/09                             1,600,000       1,287
  Crown Castle International Corp.,
   10.75%, 8/1/11                     1,100,000       1,075
  SBA Communications Corp., 10.25%,
   2/1/09                             1,300,000       1,112
  +Spectrasite Holdings, Inc.,
   11.25%, 4/15/09                      850,000         221
  +Spectrasite Holdings, Inc.,
   12.875%, 3/15/10                   1,900,000         437
                                                   --------
      TOTAL                                           4,132
                                                   --------

  Telecommunications Wireline: CLEC
    (0.4%)
  Adelphia Business Solutions,
   Inc., 12.25%, 9/1/04               1,550,000         186
  +GT Group Telecom, Inc., 13.25%,
   2/1/10                             1,650,000         215
  McLeodUSA, Inc., 9.50%, 11/1/08       575,000         121
                                                   --------
      TOTAL                                             522
                                                   --------

  Telecommunications Wireline: Long
    Haul (0.1%)
  ++Global Crossing Holdings, Ltd.,
   9.50%, 11/15/09                      700,000          77
  ++Global Crossing Holdings, Ltd.,
   9.625%, 5/15/08                      300,000          35
                                                   --------
      TOTAL                                             112
                                                   --------
      TOTAL TECHNOLOGY                               29,455
                                                   --------
  Transport Services (3.8%)
  Railroads (1.0%)
  Railamerica Transportation Corp.,
   12.875%, 8/15/10                   1,400,000       1,430
                                                   --------
      TOTAL                                           1,430
                                                   --------

  Trucking-Shipping (2.8%)
  North American Van Lines,
   13.375%, 12/1/09 144A              1,650,000       1,586
  Stena AB, 10.50%, 12/15/05          1,900,000       1,881
  Teekay Shipping Corp., 8.875%,
   7/15/11                              375,000         384
  Teekay Shipping Corp., 8.875%,
   7/15/11 144A                         375,000         384
                                                   --------
      TOTAL                                           4,235
                                                   --------
      TOTAL TRANSPORT SERVICES                        5,665
                                                   --------

 High Yield Bond Portfolio

                                                    Market
                                      Shares/       Value
            Bonds (85.4%)               Par        (000's)
  ---------------------------------------------------------
  Utilities (10.5%)
  Utility-Electric (6.2%)
  The AES Corporation, 8.875%,
   2/15/11                           $  700,000    $    616
  The AES Corporation, 9.375%,
   9/15/10                              400,000         360
  Calpine Canada Energy, 8.50%,
   5/1/08                             1,425,000       1,303
  Calpine Corporation, 8.625%,
   8/15/10                            1,000,000         908
  Calpine Corporation, 8.75%,
   7/15/07                              750,000         677
  Edison Mission Energy, 10.00%,
   8/15/08                            1,100,000       1,131
  Orion Power Holdings, Inc.,
   12.00%, 5/1/10                     1,200,000       1,440
  PG&E National Energy Group, Inc.,
   10.375%, 5/16/11                     750,000         791
  USEC, Inc., 6.625%, 1/20/06         2,050,000       1,921
                                                   --------
      TOTAL                                           9,147
                                                   --------
  Utility-Garbage Disposal (1.7%)
  Allied Waste North America, Inc.,
   7.875%, 1/1/09                     1,750,000       1,715
  Allied Waste North America, Inc.,
   8.50%, 12/1/08 144A                  570,000         576
  IT Group, Series B, 11.25%,
   4/1/09                             1,600,000         288
                                                   --------
      TOTAL                                           2,579
                                                   --------

  Utility-Gas (1.7%)
  Amerigas Partners LP/Eagle Fin.,
   8.875%, 5/20/11                    1,125,000       1,159
  EOTT Energy Partners LP, 11.00%,
   10/1/09                            1,300,000       1,287
                                                   --------
      TOTAL                                           2,446
                                                   --------
  Utility-Water (0.9%)
  Azurix Corp., Series B, 10.75%,
   2/15/10                            1,950,000       1,365
                                                   --------
      TOTAL                                           1,365
                                                   --------
      TOTAL UTILITIES                                15,537
                                                   --------

      TOTAL BONDS
       (COST: $133,561)                             126,071
                                                   --------

  Preferred Stock (6.0%)
  ---------------------------------------------------------

  Consumer Cyclical (0.5%)
  Primedia, Inc. -- Series D              5,000         230
  Primedia, Inc. -- Series F             10,000         460
                                                   --------
      TOTAL CONSUMER CYCLICAL                           690
                                                   --------
  Finance (1.2%)
  California Federal Preferred
   Capital                               74,000       1,815
                                                   --------
      TOTAL FINANCE                                   1,815
                                                   --------
  Technology (4.3%)
  Broadcasting (1.7%)
  **Cumulus Media, Inc.                  14,240       1,438
  Sinclair Capital                       11,500       1,162
                                                   --------
      TOTAL                                           2,600
                                                   --------

                                                    Market
                                      Shares/       Value
  Preferred Stock (6.0%)                Par        (000's)
  ---------------------------------------------------------
  Cable (1.6%)
  CSC Holdings, Inc. -- Series H         14,000    $  1,491
  CSC Holdings, Inc. -- Series M          7,708         813
                                                   --------
      TOTAL                                           2,304
                                                   --------

  Telecommunications Wireless:
    Towers (0.5%)
  **Crown Castle International
   Corp.                                 13,200         726
                                                   --------
      TOTAL                                             726
                                                   --------

  Telecommunications Wireline: CLEC
    (0.5%)
  **Intermedia Communications, Inc.       7,470         777
                                                   --------
      TOTAL                                             777
                                                   --------
      TOTAL TECHNOLOGY                                6,407
                                                   --------

      TOTAL PREFERRED STOCK
       (COST: $10,353)                                8,912
                                                   --------

  Common Stocks and Warrants (0.3%)
  ---------------------------------------------------------

  Consumer Cyclical (0.0%)
  Household Appliances (0.0%)
  *Samsonite Corporation                    625           1
                                                   --------
      TOTAL                                               1
                                                   --------

  Leisure Related (0.0%)
  *Hedstrom Holdings, Inc. 144A         201,674           0
                                                   --------
      TOTAL                                               0
                                                   --------

  Printing & Publishing (0.0%)
  *Jostens, Inc.                          1,550          32
                                                   --------
      TOTAL                                              32
                                                   --------
      TOTAL CONSUMER CYCLICAL                            33
                                                   --------

  Miscellaneous (0.0%)
  *La Quinta Properties, Inc.            11,117          64
                                                   --------
      TOTAL MISCELLANEOUS                                64
                                                   --------
  Technology (0.2%)
  Broadcasting (0.0%)
  XM Satellite Radio Holdings, Inc.       1,400          42
                                                   --------
      TOTAL                                              42
                                                   --------

  Cable (0.0%)
  *RCN Corporation                        2,890           8
                                                   --------
      TOTAL                                               8
                                                   --------

  Telecommunications Wireless:
    Cellular/PCS (0.2%)
  Horizon PCS, Inc. -- Warrant            2,000          80
  IWO Holdings, Inc. 144A                 1,150          69
                                                   --------
      TOTAL                                             149
                                                   --------

 High Yield Bond Portfolio

                                                    Market
                                      Shares/       Value
  Common Stocks and Warrants (0.3%)     Par        (000's)
  ---------------------------------------------------------
  hxTelecommunications Wireline:
    CLEC (0.0%)
  *GT Group Telecom, Inc.            $    1,650    $      8
  *McLeodUSA Incorporated -- Class
   A                                     27,405          10
                                                   --------
      TOTAL                                              18
                                                   --------
      TOTAL TECHNOLOGY                                  217
                                                   --------
  Transport Services (0.1%)
  *Railamerica, Inc.                      1,400          70
                                                   --------
      TOTAL TRANSPORT SERVICES                           70
                                                   --------

      TOTAL COMMON STOCKS AND
       WARRANTS
       (COST: $1,077)                                   384
                                                   --------

  Money Market Investments (6.0%)
  ---------------------------------------------------------

  Capital Goods (4.8%)
  John Deere Capital Corp., 2.05%,
   1/14/02                           $7,100,000       7,095
                                                   --------
      TOTAL                                           7,095
                                                   --------

                                                    Market
                                      Shares/       Value
  Money Market Investments (6.0%)       Par        (000's)
  ---------------------------------------------------------
  Pharmaceutical Preparations
    (1.2%)
  American Home Products, 1.85%,
   1/2/02                            $1,800,000    $  1,800
                                                   --------
      TOTAL                                           1,800
                                                   --------

      TOTAL MONEY MARKET
       INVESTMENTS
       (COST: $8,895)                                 8,895
                                                   --------

      TOTAL INVESTMENTS (97.7%)
       (COST $153,886)!                             144,262
                                                   --------

      OTHER ASSETS, LESS
       LIABILITIES (2.3%)                             3,408
                                                   --------

      TOTAL NET ASSETS (100.0%)                    $147,670
                                                   --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $153,901 and the net unrealized depreciation of investments based on that cost was $9,639 which is comprised of $4,399 aggregate gross unrealized appreciation and $14,038 aggregate gross unrealized depreciation.

   144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*  Non-Income Producing

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++ Defaulted Security

** PIK -- Payment In Kind

    The Accompanying Notes are an Integral Part of the Financial Statements

 Select Bond Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                      Shares/       Value
     Corporate Bonds (34.3%)            Par        (000's)
 ----------------------------------------------------------
 Aerospace-Defense (2.1%)
 Boeing Capital Corporation,
  6.10%, 3/1/11                      $3,000,000    $  2,916
 Boeing Company, 8.75%, 9/15/31       1,000,000       1,210
 Lockheed Martin Corporation,
  8.20%, 12/1/09                      3,850,000       4,332
                                                   --------
     TOTAL                                            8,458
                                                   --------

 Auto Related (2.2%)
 General Motors Acceptance
  Corporation, 6.875%, 9/15/11        1,000,000         980
 General Motors Acceptance
  Corporation, 7.25%, 3/2/11          3,987,000       4,003
 Toyota Motor Credit Corporation,
  5.65%, 1/15/07                      4,000,000       4,037
                                                   --------
     TOTAL                                            9,020
                                                   --------

 Beverages, Malt Beverages (4.4%)
 Anheuser-Busch Companies, Inc.,
  7.00%, 12/1/25                      4,200,000       4,285
 Anheuser-Busch Companies, Inc.,
  7.50%, 3/15/12                        378,000         424
 Coca-Cola Enterprises, Inc.,
  5.375%, 8/15/06                     1,500,000       1,519
 Coca-Cola Enterprises, Inc.,
  5.75%, 3/15/11                      4,000,000       3,955
 Coca-Cola Enterprises, Inc.,
  6.125%, 8/15/11                     1,501,000       1,510
 Fosters Finance Corporation,
  6.875%, 6/15/11 144A                6,000,000       6,175
                                                   --------
     TOTAL                                           17,868
                                                   --------

 Broad Woven Fabric Mills,
   Manmade (0.1%)
 ++Polysindo International
  Finance, 11.375%, 6/15/06           4,200,000         504
                                                   --------
     TOTAL                                              504
                                                   --------
 Commercial Banks (0.3%)
 Bank of America Corporation,
  7.40%, 1/15/11                      1,133,000       1,215
                                                   --------
     TOTAL                                            1,215
                                                   --------
 Crude Petroleum and Natural Gas
   (0.1%)
 Occidental Petroleum, 6.75%,
  1/15/12                               400,000         402
                                                   --------
     TOTAL                                              402
                                                   --------

 Department Stores (1.3%)
 Target Corporation, 7.00%,
  7/15/31                             5,000,000       5,256
                                                   --------
     TOTAL                                            5,256
                                                   --------

                                                    Market
                                      Shares/       Value
     Corporate Bonds (34.3%)            Par        (000's)
 ----------------------------------------------------------
 Electric Services (3.2%)
 Exelon Generation Co. LLC,
  6.95%, 6/15/11 144A                $6,788,000    $  6,882
 Ohio Edison Company, 7.375%,
  9/15/02                             1,000,000       1,026
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03                 2,250,000       2,319
 South Carolina Electric & Gas,
  6.125%, 3/1/09                      1,750,000       1,753
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                      1,000,000       1,022
                                                   --------
     TOTAL                                           13,002
                                                   --------

 Foods (0.8%)
 Conagra Foods, Inc., 6.75%,
  9/15/11                             3,000,000       3,065
                                                   --------
     TOTAL                                            3,065
                                                   --------

 Metal Mining (0.5%)
 Rio Tinto Finance, Ltd., 5.75%,
  7/3/06                              2,000,000       2,025
                                                   --------
     TOTAL                                            2,025
                                                   --------

 Motor Vehicle Parts/Accessories
   (1.9%)
 TRW, Inc., 7.125%, 6/1/09            4,000,000       3,946
 TRW, Inc., 7.75%, 6/1/29             4,000,000       3,837
                                                   --------
     TOTAL                                            7,783
                                                   --------

 Motors & Generators (0.5%)
 Emerson Electric Co., 5.75%,
  11/1/11                             2,122,000       2,056
                                                   --------
     TOTAL                                            2,056
                                                   --------

 Office Machines (0.6%)
 Pitney Bowes Credit Corp.,
  5.75%, 8/15/08                      2,250,000       2,240
                                                   --------
     TOTAL                                            2,240
                                                   --------

 Oil & Gas Extraction (1.2%)
 Chevron Corporation, 6.625%,
  10/1/04                             4,500,000       4,789
                                                   --------
     TOTAL                                            4,789
                                                   --------

 Oil & Gas Field Services (2.1%)
 Conoco Funding Company, 7.25%,
  10/15/31                            8,000,000       8,445
                                                   --------
     TOTAL                                            8,445
                                                   --------

 Pharmaceuticals (6.6%)
 American Home Products
  Corporation, 6.70%, 3/15/11         3,000,000       3,108
 Bristol-Myers Squibb, 5.75%,
  10/1/11                             5,000,000       4,953
 Eli Lilly & Co., 5.50%, 7/15/06      3,250,000       3,310
 Johnson & Johnson, 6.625%,
  9/1/09                              2,750,000       2,919
 Johnson & Johnson, 6.95%, 9/1/29     2,200,000       2,367

 Select Bond Portfolio

                                                    Market
                                      Shares/       Value
     Corporate Bonds (34.3%)            Par        (000's)
 ----------------------------------------------------------
 Pharmaceuticals continued
 Merck & Co., Inc. 5.95%, 12/1/28    $7,375,000    $  6,950
 Pfizer, Inc., 5.625%, 2/1/06         2,975,000       3,059
                                                   --------
     TOTAL                                           26,666
                                                   --------

 Plastics Materials & Resins
   (0.5%)
 Dow Capital BV, 8.50%, 6/8/10        1,800,000       1,976
                                                   --------
     TOTAL                                            1,976
                                                   --------

 Retail-Misc Shopping Goods
   Stores (0.6%)
 Wal-Mart Canada, 5.58%, 5/1/06
  144A                                2,500,000       2,584
                                                   --------
     TOTAL                                            2,584
                                                   --------

 Tobacco Products (2.8%)
 Philip Morris Companies, Inc.,
  7.75%, 1/15/27                     11,000,000      11,405
                                                   --------
     TOTAL                                           11,405
                                                   --------

 Transportation Services (1.5%)
 United Parcel Service, 8.375%,
  4/1/20                              5,350,000       6,225
                                                   --------
     TOTAL                                            6,225
                                                   --------

 Utilities (1.0%)
 El Paso Energy Corporation,
  7.80%, 8/1/31                       3,850,000       3,885
                                                   --------
     TOTAL                                            3,885
                                                   --------
     TOTAL CORPORATE BONDS (COST
      $137,594)                                     138,869
                                                   --------

 Government (Domestic and Foreign)
 and Agency Bonds (34.5%)
 -----------------------------------------------------------

 Federal Government & Agencies
   (34.5%)
 Aid-Israel, 0.00%, 11/1/24            8,900,000       2,029
 Federal Home Loan Bank, 5.54%,
  1/8/09                               3,700,000       3,727
 Federal Home Loan Mortgage
  Corporation, 7.50%, 10/1/27          4,370,945       4,543
 Federal National Mortgage
  Association, 5.97%, 10/1/08          3,775,920       3,854
 Federal National Mortgage
  Association, 6.22%, 2/1/06           1,841,903       1,924
 Federal National Mortgage
  Association, 6.24%, 1/1/06           5,189,962       5,426
 Federal National Mortgage
  Association, 6.265%, 10/1/08         2,888,233       2,989
 Federal National Mortgage
  Association, 6.36%, 4/1/08           3,620,231       3,766
 Federal National Mortgage
  Association, 6.39%, 4/1/08           1,384,471       1,442
 Federal National Mortgage
  Association, 6.50%, 9/25/05          1,479,873       1,506
 Federal National Mortgage
  Association, 6.75%, 4/25/18          2,108,891       2,189

                                                     Market
 Government (Domestic and Foreign)     Shares/       Value
 and Agency Bonds (34.5%)                Par        (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Federal National Mortgage
  Association, 6.75%, 12/25/23         3,500,000       3,547
 Federal National Mortgage
  Association, 7.00%, 6/1/03             120,230         124
 Federal National Mortgage
  Association, 7.36%, 4/1/11           3,107,633       3,394
 Federal National Mortgage
  Association, 8.40%, 2/25/09          2,485,715       2,577
 Federal National Mortgage
  Association, 11.00%, 12/1/12            42,818          49
 Federal National Mortgage
  Association, 11.00%, 9/1/17            356,993         410
 Federal National Mortgage
  Association, 11.00%, 12/1/17           115,129         133
 Federal National Mortgage
  Association, 11.00%, 2/1/18            151,162         174
 Federal National Mortgage
  Association, 11.50%, 4/1/18            128,175         149
 Federal National Mortgage
  Association, 12.00%, 9/1/12            376,312         439
 Federal National Mortgage
  Association, 12.00%, 12/1/12            92,033         108
 Federal National Mortgage
  Association, 12.00%, 9/1/17            117,181         138
 Federal National Mortgage
  Association, 12.00%, 10/1/17           117,715         138
 Federal National Mortgage
  Association, 12.00%, 12/1/17            95,399         112
 Federal National Mortgage
  Association, 12.00%, 2/1/18            166,458         196
 Federal National Mortgage
  Association, 12.25%, 1/1/18             97,731         115
 Federal National Mortgage
  Association, 12.50%, 4/1/18             63,937          76
 Federal National Mortgage
  Association, 13.00%, 11/1/12            61,231          73
 Federal National Mortgage
  Association, 13.00%, 11/1/17            77,268          93
 Federal National Mortgage
  Association, 13.00%, 12/1/17            87,711         105
 Federal National Mortgage
  Association, 13.00%, 2/1/18            166,508         199
 Federal National Mortgage
  Association, 14.00%, 12/1/17            53,022          65
 Government National Mortgage
  Association, 7.00%, 5/15/23            182,254         188
 Government National Mortgage
  Association, 7.50%, 4/15/22            132,972         139
 Government National Mortgage
  Association, 7.50%, 10/15/23           372,283         389
 Government National Mortgage
  Association, 7.50%, 10/15/25             8,862           9
 Government National Mortgage
  Association, 7.50%, 11/15/25             7,264           8
 Government National Mortgage
  Association, 7.50%, 5/15/26              8,685           9

 Select Bond Portfolio

                                                     Market
 Government (Domestic and Foreign)     Shares/       Value
 and Agency Bonds (34.5%)                Par        (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Government National Mortgage
  Association, 7.50%, 1/15/27         $  224,869    $    234
 Government National Mortgage
  Association, 7.50%, 2/15/27            260,174         271
 Government National Mortgage
  Association, 7.50%, 3/15/27             32,219          34
 Government National Mortgage
  Association, 7.50%, 4/15/27             52,696          55
 Government National Mortgage
  Association, 7.50%, 8/15/27              8,086           8
 Government National Mortgage
  Association, 7.50%, 6/15/28            270,422         281
 Government National Mortgage
  Association, 8.00%, 1/15/26            230,096         243
 Government National Mortgage
  Association, 8.00%, 2/15/26            305,730         323
 Government National Mortgage
  Association, 8.00%, 8/15/26            317,422         336
 Government National Mortgage
  Association, 8.00%, 9/15/26            116,679         123
 Government National Mortgage
  Association, 8.00%, 12/15/26            65,777          70
 Government National Mortgage
  Association, 8.00%, 1/15/27             92,099          97
 Government National Mortgage
  Association, 8.00%, 3/15/27            286,000         301
 Government National Mortgage
  Association, 8.00%, 4/15/27            535,004         564
 Government National Mortgage
  Association, 8.00%, 6/15/27            230,463         243
 Government National Mortgage
  Association, 8.00%, 7/15/27            233,119         246
 Government National Mortgage
  Association, 8.00%, 8/15/27            176,556         186
 Government National Mortgage
  Association, 8.00%, 9/15/27            189,068         199
 Government National Mortgage
  Association, 8.50%, 9/15/21             22,771          25
 Government National Mortgage
  Association, 8.50%, 3/15/23              1,275           1
 Government National Mortgage
  Association, 8.50%, 6/15/23              2,338           3
 Government National Mortgage
  Association, 8.50%, 6/15/24             44,718          48
 Government National Mortgage
  Association, 8.50%, 7/15/24             49,451          53
 Government National Mortgage
  Association, 8.50%, 11/15/24           227,313         245
 Government National Mortgage
  Association, 8.50%, 2/15/25             34,626          38
 Government National Mortgage
  Association, 11.00%, 1/15/18         2,461,396       2,830
 Housing & Urban Development,
  6.08%, 8/1/13                        4,000,000       4,000
 Housing & Urban Development,
  6.17%, 8/1/14                        3,000,000       3,012

                                                     Market
 Government (Domestic and Foreign)     Shares/       Value
 and Agency Bonds (34.5%)                Par        (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Rural Housing Trust 1987-1,
  Series 1, Class D, 6.33%, 4/1/26    $  777,974    $    801
 US Treasury, 3.875%, 6/30/03          5,490,000       5,596
 US Treasury, 4.13%, 2/28/02           5,000,000       4,987
 US Treasury, 4.625%, 2/28/03          7,250,000       7,449
 US Treasury, 5.375%, 2/15/31         12,750,000      12,570
 US Treasury, 6.25%, 5/15/30           2,492,000       2,699
 US Treasury Inflation Index Bond,
  3.375%, 1/15/07                     16,601,308      16,660
 US Treasury Inflation Index Bond,
  3.625%, 7/15/02                      6,325,119       6,383
 US Treasury Inflation Index Bond,
  3.625%, 1/15/08                      9,900,540      10,008
 US Treasury Inflation Index Bond,
  3.875%, 4/15/29                      7,513,367       8,010
 US Treasury Inflation Index Bond,
  5.00%, 8/15/11                       4,390,000       4,379
                                                    --------
     TOTAL GOVERNMENT (DOMESTIC
      AND FOREIGN) AND AGENCY
      BONDS (COST $137,491)                          140,162
                                                    --------

 Mortgage/Asset Backed Securities (16.8%)
 ----------------------------------------------------------

 Auto Related (0.4%)
 Fleetwood Credit Corporation
  Grantor Trust, Series 1997-B,
  Class A, 6.40%, 5/15/13               379,048         393
 Team Fleet Financing
  Corporation, Series 1996-1,
  Class A, 6.65%, 12/15/02 144A       1,333,333       1,342
                                                   --------
     TOTAL                                            1,735
                                                   --------

 Boat Dealers (0.2%)
 Nationscredit Grantor Trust,
  Series 1997-2, Class A1, 6.35%,
  4/15/14                               695,679         720
                                                   --------
     TOTAL                                              720
                                                   --------

 Commercial Banks (0.7%)
 Nationsbank Lease Pass Through
  Trust, Series 1997-A, Class 1,
  7.442%, 1/10/11 144A                2,679,376       2,844
                                                   --------
     TOTAL                                            2,844
                                                   --------

 Commercial Mortgages (11.1%)
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS1, 1.632%, 11/13/26 IO      8,362,637         120
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS2, 1.098%, 11/13/26 IO     85,000,000       2,108
 Asset Securitization
  Corporation, Series 1997-D5,
  Class PS1, 1.616%, 2/14/41 IO      11,555,454         843

 Select Bond Portfolio

                                                    Market
 Mortgage/Asset Backed                Shares/       Value
 Securities (16.8%)                     Par        (000's)
 ----------------------------------------------------------
 Commercial Mortgages continued
 Chase Commercial Mortgage
  Securities Corporation, Series
  1997-1, Class B, 7.37%, 4/19/07    $1,000,000    $  1,068
 Chase Commercial Mortgage
  Securities Corporation, Series
  1997-2, Class A2, 6.60%,
  11/19/07                            5,000,000       5,199
 Chase Commercial Mortgage
  Securities Corporation, Series
  1997-2, Class B, 6.60%,
  11/19/07                            2,000,000       2,066
 Commercial Mortgage Acceptance
  Corporation, Series 1997-ML1,
  Class B, 6.644%, 12/15/07           2,000,000       2,045
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class A2, 7.26%, 6/20/07 144A       1,369,300       1,447
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class B, 7.28%, 6/20/07 144A        1,500,000       1,588
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class
  A1, 7.00%, 11/2/06 144A             3,000,000       3,127
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class B,
  7.00%, 11/2/11 144A                 4,000,000       3,948
 DLJ Commercial Mortgage
  Corporation, Series 1998-CF1,
  Class S, 0.70%, 1/15/18 IO        114,628,012       3,774
 DLJ Mortgage Acceptance
  Corporation, Series 1997-CF2,
  Class S, 0.352%, 10/15/17 IO,
  144A                               98,153,937       1,962
 The Equitable Life Assurance
  Society, Series 174, Class C1,
  7.52%, 5/15/06 144A                 2,000,000       2,115
 Malan Mortgage Securities Trust,
  Series 1995-1, Class A3, 7.80%,
  8/15/05 144A                        3,000,000       3,082
 Midland Realty Acceptance
  Corporation, Series 1996-C2,
  Class AEC, 1.353%, 1/25/29 IO,
  144A                               11,658,335         638
 Mortgage Capital Funding, Inc.,
  Series 1997-MC1, Class A3,
  7.288%, 3/20/07                     5,323,000       5,669
 Nomura Asset Securities
  Corporation, Series 1998-D6,
  Class A2, 6.993%, 3/17/28           2,800,000       2,890
 RMF Commercial Mortgage Pass-
  Through, Series 1997-1, Class
  F, 7.471%, 1/15/19 144A             1,800,000         840
                                                   --------
     TOTAL                                           44,529
                                                   --------

                                                    Market
 Mortgage/Asset Backed                Shares/       Value
 Securities (16.8%)                     Par        (000's)
 ----------------------------------------------------------
 Credit Card Asset Backed (0.0%)
 Heilig-Meyers Master Trust,
  Series 1998-1A, Class A,
  6.125%, 1/20/07 144A                1,295,901         194
                                                   --------
     TOTAL                                              194
                                                   --------

 Franchise Loan Receivables
   (1.2%)
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, Class
  A2, 6.38%, 4/15/07 144A             3,100,000       2,909
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, Class
  IO, 1.37%, 1/15/23 IO, 144A        27,729,107       1,176
 FMAC Loan Receivables Trust,
  Series 1998-A, Class A1, 6.20%,
  9/15/20 144A                          188,145         187
 Global Franchise Trust, Series
  1998-1, Class A1, 6.349%,
  4/10/04 144A                          652,703         657
                                                   --------
     TOTAL                                            4,929
                                                   --------

 Health Services (0.3%)
 Health Care Receivables, 6.25%,
  2/1/03 144A                         1,125,000       1,134
                                                   --------
     TOTAL                                            1,134
                                                   --------

 Home Equity Loan (0.6%)
 Vanderbilt Mortgage Finance,
  Inc., Series 1997-B, Class 1A4,
  7.19%, 2/7/14                       2,500,000       2,614
                                                   --------
     TOTAL                                            2,614
                                                   --------

 Manufactured Housing (0.2%)
 Mid-State Trust, Series 6, Class
  A3, 7.54%, 7/1/35                     847,023         851
                                                   --------
     TOTAL                                              851
                                                   --------

 Motorcycle Dealers (0.2%)
 Harley-Davidson Eaglemark
  Motorcycle Trust, Series
  1998-2, Class A2, 5.87%,
  4/15/04                               675,844         686
                                                   --------
     TOTAL                                              686
                                                   --------

 Residential Mortgages (0.3%)
 Blackrock Capital Finance LP,
  Series 1997-R1, Class B3,
  7.75%, 3/25/37 144A                 3,637,994         637
 Blackrock Capital Finance LP,
  Series 1997-R3, Class B3,
  7.25%, 11/25/28 144A                4,179,307         627
                                                   --------
     TOTAL                                            1,264
                                                   --------

 Select Bond Portfolio

                                                    Market
 Mortgage/Asset Backed                Shares/       Value
 Securities (16.8%)                     Par        (000's)
 ----------------------------------------------------------
 xRetail-Retail Stores (1.6%)
 LB Mortgage Trust, Series
  1991-2, Class A3, 8.396%,
  1/20/17                            $5,910,155    $  6,563
                                                   --------
     TOTAL                                            6,563
                                                   --------
     TOTAL MORTGAGE/ASSET BACKED
      SECURITIES (COST $75,673)                      68,063
                                                   --------

 Money Market Investments (13.2%)
 ----------------------------------------------------------

 Cigarettes (1.2%)
 Phillip Morris Co., Inc., 1.81%,
  1/18/02                             5,000,000       4,996
                                                   --------
     TOTAL                                            4,996
                                                   --------

 Computer & Software Stores
   (1.0%)
 Hewlett-Packard, 1.95%, 1/15/02      4,000,000       3,997
                                                   --------
     TOTAL                                            3,997
                                                   --------
 Federal Government & Agencies
   (0.4%)
 Federal National Mortgage
  Association, 1.73%, 2/15/02         1,600,000       1,597
                                                   --------
     TOTAL                                            1,597
                                                   --------
 Finance Lessors (1.2%)
 Receivables Capital Corp, 1.88%,
  1/22/02                             5,000,000       4,995
                                                   --------
     TOTAL                                            4,995
                                                   --------
 Finance Services (2.5%)
 JP Morgan Chase & Co, 1.94%,
  1/11/02                             5,000,000       4,997
 Preferred Receivable Funding,
  1.85%, 2/4/02                       5,000,000       4,991
                                                   --------
     TOTAL                                            9,988
                                                   --------

 Machinery (1.2%)
 John Deere Capital Corp., 2.05%,
  1/14/02                             5,000,000       4,996
                                                   --------
     TOTAL                                            4,996
                                                   --------

                                                    Market
                                      Shares/       Value
 Money Market Investments (13.2%)       Par        (000's)
 ----------------------------------------------------------
 Miscellaneous Business Credit
   Institutions (1.2%)
 National Rural Utilities, 1.75%,
  1/28/02                             4,900,000       4,894
                                                   --------
     TOTAL                                            4,894
                                                   --------

 Personal Credit Institutions
   (3.7%)
 American General Finance, 1.92%,
  1/11/02                             5,000,000       4,997
 Household Finance Corp, 2.09%,
  1/11/02                             5,000,000       4,997
 Variable Funding Capital, 2.45%,
  1/10/02                             5,000,000       4,996
                                                   --------
     TOTAL                                           14,990
                                                   --------

 Pharmaceutical Preparations
   (0.8%)
 American Home Products, 1.85%,
  1/2/02                              3,100,000       3,100
                                                   --------
     TOTAL                                            3,100
                                                   --------

     TOTAL MONEY MARKET
      INVESTMENTS (COST $53,553)                     53,553
                                                   --------

     TOTAL INVESTMENTS (98.8%)
      (COST $404,311)!                              400,647
                                                   --------

     OTHER ASSETS, LESS
      LIABILITIES (1.2%)                              4,759
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $405,406
                                                   --------

! At 12/31/01 the aggregate cost of securities for federal tax purposes was $409,433 and the net unrealized depreciation of investments based on that cost was $8,786 which is comprised of $5,610 aggregate gross unrealized appreciation and $14,396 aggregate gross unrealized depreciation.

   144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

   IO -- Interest Only Security

++ Defaulted Security

    The Accompanying Notes are an Integral Part of the Financial Statements

 Money Market Portfolio

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
December 31, 2001

                                                    Market
                                      Shares/       Value
 Short Term Paper (86.5%)               Par        (000's)
 ----------------------------------------------------------
 Agricultural Services (3.0%)
 Monsanto Company, 2.06%,
  2/19/02                           $13,680,000    $ 13,642
                                                   --------
     TOTAL                                           13,642
                                                   --------
 Auto Related (1.0%)
 New Center Asset Trust, 1.76%,
  3/8/02                              4,820,000       4,804
                                                   --------
     TOTAL                                            4,804
                                                   --------
 Commercial Banks (8.1%)
 Citicorp, 1.78%, 1/14/02            13,625,000      13,616
 JP Morgan Chase & Co., 1.75%,
  2/12/02                             4,000,000       3,992
 JP Morgan Chase & Co., 1.86%,
  2/8/02                              9,390,000       9,372
 Marshall & Ilsley Bank, 5.02%,
  4/19/02                            10,000,000       9,999
                                                   --------
     TOTAL                                           36,979
                                                   --------

 Computer & Software Stores
   (2.6%)
 Hewlett-Packard, 2.17%, 5/30/02     12,000,000      11,892
                                                   --------
     TOTAL                                           11,892
                                                   --------

 Diversified Business Finance
   (3.0%)
 General Electric Capital,
  1.88%, 2/1/02                       5,235,000       5,227
 General Electric Capital,
  1.90%, 1/31/02                      8,365,000       8,351
                                                   --------
     TOTAL                                           13,578
                                                   --------
 Electric Utilities (1.9%)
 National Rural Utility Co.,
  2.01%, 1/25/02                      8,500,000       8,489
                                                   --------
     TOTAL                                            8,489
                                                   --------
 Electrical Equipment & Supplies
   (2.4%)
 Emerson Electric, 1.79%,
  1/24/02                            11,080,000      11,067
                                                   --------
     TOTAL                                           11,067
                                                   --------
 Finance Lessors (3.9%)
 Receivables Capital Corp.,
  1.88%, 1/23/02                     11,325,000      11,312
 Tyco Capital Corp., 2.02%,
  2/13/02                             6,500,000       6,484
                                                   --------
     TOTAL                                           17,796
                                                   --------

                                                    Market
                                      Shares/       Value
 Short Term Paper (86.5%)               Par        (000's)
 ----------------------------------------------------------
 Finance Services (4.7%)
 Abb Capital LLC, 2.22%, 12/6/02    $10,000,000    $ 10,000
 Preferred Receivable Funding,
  2.10%, 1/14/02                     11,700,000      11,691
                                                   --------
     TOTAL                                           21,691
                                                   --------

 Flavoring Extracts & Syrups
   (2.4%)
 Coca-Cola Company, 1.89%,
  2/8/02                             11,000,000      10,978
                                                   --------
     TOTAL                                           10,978
                                                   --------

 Food Service (2.9%)
 Nestle Capital Corp., 1.75%,
  1/31/02                            13,500,000      13,480
                                                   --------
     TOTAL                                           13,480
                                                   --------

 Machinery (4.8%)
 Caterpillar Financial Services
  Corporation, 4.05%, 6/1/02         10,000,000      10,000
 John Deere Capital Corp.,
  2.05%, 1/14/02                      1,000,000         999
 John Deere Capital Corp.,
  2.29%, 11/12/02                    11,000,000      11,000
                                                   --------
     TOTAL                                           21,999
                                                   --------

 Miscellaneous Business Credit
   Institutions (4.8%)
 Delaware Funding Corp., 2.16%,
  1/28/02                            12,000,000      11,981
 Quincy Capital Corp., 2.09%,
  1/14/02                             9,965,000       9,957
                                                   --------
     TOTAL                                           21,938
                                                   --------

 Newspapers (2.7%)
 Gannet Company, Inc., 1.78%,
  1/18/02                            12,390,000      12,380
                                                   --------
     TOTAL                                           12,380
                                                   --------

 Nonclassifiable Establishments
   (3.0%)
 Unilever Capital Corp., 1.78%,
  3/1/02                             13,800,000      13,760
                                                   --------
     TOTAL                                           13,760
                                                   --------

 Money Market Portfolio

                                                    Market
                                      Shares/       Value
 Short Term Paper (86.5%)               Par        (000's)
 ----------------------------------------------------------
 Personal Credit Institutions
   (9.2%)
 American Express Credit, 2.02%,
  1/15/02                           $ 5,280,000    $  5,276
 American Express Credit, 2.14%,
  1/25/02                             5,010,000       5,003
 American General Finance,
  2.05%, 2/13/02                      6,500,000       6,484
 American General Finance,
  2.17%, 1/25/02                      5,000,000       4,993
 Associates Corp. of NA, 3.77%,
  6/26/02                            10,000,000      10,000
 Household Finance Corp., 2.73%,
  9/26/02                            10,500,000      10,500
                                                   --------
     TOTAL                                           42,256
                                                   --------
 Petroleum Refining (0.9%)
 Conoco, Inc., 3.20%, 10/15/02        4,000,000       4,000
                                                   --------
     TOTAL                                            4,000
                                                   --------
 Pharmaceutical Preparations
   (5.2%)
 American Home Products, 2.30%,
  1/25/02                            11,500,000      11,482
 Pfizer, Inc., 1.79%, 1/31/02         6,000,000       5,991
 Pfizer, Inc., 1.87%, 2/4/02          6,480,000       6,469
                                                   --------
     TOTAL                                           23,942
                                                   --------

 Security Brokers & Dealers
   (8.5%)
 Goldman Sachs Group, Inc.,
  3.06%, 1/18/02                     12,500,000      12,482
 Morgan Stanley Dean Witter &
  Co., 2.59%, 10/16/02               13,000,000      13,003
 Salomon Smith Barney Holdings,
  1.77%, 2/1/02                      13,500,000      13,480
                                                   --------
     TOTAL                                           38,965
                                                   --------
 Short Term Business Credit
   (9.3%)
 CXC Incorporated, 1.73%, 1/2/02     11,350,000      11,350
 CXC Incorporated, 2.32%,
  1/18/02                            10,500,000      10,488
 Transamerica Financial
  Corporation, 2.33%, 1/18/02         4,375,000       4,370
 Transamerica Financial
  Corporation, 3.05%, 2/14/02         6,000,000       5,978
 Variable Funding Capital,
  2.45%, 1/10/02                     10,500,000      10,494
                                                   --------
     TOTAL                                           42,680
                                                   --------
 Tobacco (2.2%)
 Philip Morris, 1.81%, 2/8/02        10,000,000       9,981
                                                   --------
     TOTAL                                            9,981
                                                   --------

     TOTAL SHORT TERM PAPER
      (COST: $396,297)                              396,297
                                                   --------

                                                    Market
                                      Shares/       Value
 Corporate Bonds Domestic (8.5%)        Par        (000's)
 ----------------------------------------------------------

 Auto Related (3.6%)
 Ford Motor Credit Company,
  6.30%, 7/16/02                     10,000,000      10,007
 General Motors Acceptance
  Corporation, 5.50%, 1/14/02         2,550,000       2,550
 Toyota Motor Credit
  Corporation, 6.83%, 9/13/02         3,250,000       3,320
                                                   --------
     TOTAL                                           15,877
                                                   --------

 Medical and Hospital Equipment
   (1.1%)
 American Home Products
  Corporation, 6.50%, 10/15/02        5,000,000       5,145
                                                   --------
     TOTAL                                            5,145
                                                   --------

 Miscellaneous Business Credit
   Institutions (1.1%)
 The CIT Group, Inc., 6.50%,
  6/14/02                             5,000,000       5,053
                                                   --------
     TOTAL                                            5,053
                                                   --------

 Short Term Business Credit
   (0.8%)
 Transamerica Financial
  Corporation, 7.25%, 8/15/02         3,700,000       3,772
                                                   --------
     TOTAL                                            3,772
                                                   --------

 Telephone & Telegraph Apparatus
   (0.5%)
 AT & T Capital Corporation,
  5.86%, 4/26/02                      2,500,000       2,511
                                                   --------
     TOTAL                                            2,511
                                                   --------

 Tobacco Products (0.3%)
 Philip Morris Companies, Inc.,
  7.63%, 5/15/02                      1,500,000       1,516
                                                   --------
     TOTAL                                            1,516
                                                   --------

 Utility-Electric (1.1%)
 National Rural Utility, 6.70%,
  6/15/02                             5,000,000       5,059
                                                   --------
     TOTAL                                            5,059
                                                   --------

     TOTAL CORPORATE BONDS DOMESTIC
      (COST: $38,933)                                38,933
                                                   --------

 Money Market Investments (3.0%)
 ----------------------------------------------------------

 Finance Services (3.0%)
 Asset Securitization, 1.78%,
  1/25/02                            14,000,000      13,981
                                                   --------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $13,981)                                13,981
                                                   --------

 Money Market Portfolio

                                                    Market
                                      Shares/       Value
 Government Securities (2.2%)           Par        (000's)
 ----------------------------------------------------------

 Government (2.2%)
 US Treasury, 6.25%, 8/31/02        $10,000,000    $ 10,242
                                                   --------

     TOTAL GOVERNMENT SECURITIES
      (COST: $10,242)                                10,242
                                                   --------

     TOTAL INVESTMENTS (100.2%)
      (COST $459,453)!                              459,453
                                                   --------

     OTHER ASSETS, LESS LIABILITIES (-0.2%)            (764)
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $458,689
                                                   --------

! Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Assets and Liabilities
NORTHWESTERN MUTUAL SERIES FUND, INC.
December 31, 2001
(in thousands, except per share amounts)

                                                                                                         FRANKLIN
                                                                                                         TEMPLETON
                                        SMALL CAP      T. ROWE PRICE     AGGRESSIVE    INTERNATIONAL   INTERNATIONAL   INDEX 400
                                       GROWTH STOCK   SMALL CAP VALUE   GROWTH STOCK      GROWTH          EQUITY         STOCK
                                        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

Assets
  Investments, at value (1)..........   $  291,633      $   20,851       $1,336,876     $   26,645      $  715,863     $  210,548
  Cash...............................            9             507               98            182              97             --
  Due from Sale of Fund Shares.......          342             353              776            100             371            365
  Due from Sale of Securities........           --              --           11,174              8             481          1,303
  Dividends and Interest
    Receivable.......................           10              22              213             19           1,319            123
                                        ----------      ----------       ----------     ----------      ----------     ----------
    TOTAL ASSETS.....................      291,994          21,733        1,349,137         26,954         718,131        212,339
                                        ----------      ----------       ----------     ----------      ----------     ----------

Liabilities
  Due on Purchase of Securities......           --             698            5,132             17             883          1,380
  Due on Redemption of Fund Shares...          103              10            1,228             --             370             32
  Due to Investment Advisor..........          138               6              584             16             400             43
  Accrued Expenses...................           56              16               72             21              65             61
  Due on Futures Variation Margin....          249              --              245             --              --             89
                                        ----------      ----------       ----------     ----------      ----------     ----------
    TOTAL LIABILITIES................          546             730            7,261             54           1,718          1,605
                                        ----------      ----------       ----------     ----------      ----------     ----------
    NET ASSETS.......................   $  291,448      $   21,003       $1,341,876     $   26,900      $  716,413     $  210,734
                                        ==========      ==========       ==========     ==========      ==========     ==========

Represented By:
  Aggregate Paid in Capital (2),
    (3)..............................   $  295,842      $   19,834       $1,296,618     $   29,232      $  771,661     $  206,026
  Undistributed Net Investment
    Income...........................          433              10            1,100             --          13,635          1,833
  Undistributed Accumulated Net
    Realized Gain (Loss) on
    Investments......................      (27,354)              3            4,389         (1,094)        (15,812)        (3,030)
  Net Unrealized Appreciation
    (Depreciation) of:
    Investment Securities............       22,236           1,156           39,514         (1,247)        (53,109)         5,705
    Index Futures Contracts..........          291              --              255             --              --            200
    Foreign Currency Transactions....           --              --               --              9              38             --
                                        ----------      ----------       ----------     ----------      ----------     ----------
  Net Assets for Shares Outstanding
    (2)..............................   $  291,448      $   21,003       $1,341,876     $   26,900      $  716,413     $  210,734
                                        ==========      ==========       ==========     ==========      ==========     ==========
  Net Asset Value, Offering and
    Redemption Price per Share.......   $     1.79      $     1.02       $     2.82     $     0.91      $     1.26     $     1.12
                                        ==========      ==========       ==========     ==========      ==========     ==========
(1) Investments, at cost.............   $  269,397      $   19,695       $1,297,362     $   27,892      $  768,972     $  204,843
(2) Shares outstanding...............      163,226          20,692          475,353         29,680         567,291        187,863
(3) Shares authorized, $.01 par
  value..............................    2,000,000       2,000,000        2,000,000      2,000,000       2,000,000      2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

                    J.P. MORGAN
                   SELECT GROWTH
                    AND INCOME     CAPITAL GUARDIAN
    GROWTH STOCK       STOCK       DOMESTIC EQUITY    INDEX 500 STOCK
     PORTFOLIO       PORTFOLIO        PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------

     $  705,795     $  549,306        $   40,627        $1,821,699
             36             45                23               379
            528            314               126             1,140
          2,069             --                65                --
            516            839                63             1,791
     ----------     ----------        ----------        ----------
        708,944        550,504            40,904         1,825,009
     ----------     ----------        ----------        ----------

         11,325          1,294               136                --
            275            254                 3             2,295
            247            262                20               601
             42             22                23                56
            477             --                --               182
     ----------     ----------        ----------        ----------
         12,366          1,832               182             3,134
     ----------     ----------        ----------        ----------
     $  696,578     $  548,672        $   40,722        $1,821,875
     ==========     ==========        ==========        ==========

     $  654,063     $  598,200        $   40,632        $1,310,505
          7,118          4,120                 3            21,311
        (53,135)       (29,958)             (183)           32,490
         88,196        (23,690)              270           457,451
            336             --                --               118
             --             --                --                --
     ----------     ----------        ----------        ----------
     $  696,578     $  548,672        $   40,722        $1,821,875
     ==========     ==========        ==========        ==========
     $     2.03     $     1.22        $     0.97        $     2.87
     ==========     ==========        ==========        ==========
     $  617,599     $  572,996        $   40,357        $1,364,248
        343,684        449,929            41,805           633,769
      2,000,000      2,000,000         2,000,000         2,000,000


                                     HIGH YIELD
     ASSET ALLOCATION    BALANCED       BOND      SELECT BOND   MONEY MARKET
        PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------
        $   41,845      $2,995,419   $  144,262   $  400,647     $  459,453
                37             150           90           --             --
               100           1,371           95          399            795
                44              --           --           --             --
               227          19,219        3,441        5,054            865
        ----------      ----------   ----------   ----------     ----------
            42,253       3,016,159      147,888      406,100        461,113
        ----------      ----------   ----------   ----------     ----------
             2,047              --           48            8             18
                 3           1,742           88          583          2,288
                14             765           63          103            118
                22              --           19           --             --
                51           2,515           --           --             --
        ----------      ----------   ----------   ----------     ----------
             2,137           5,022          218          694          2,424
        ----------      ----------   ----------   ----------     ----------
        $   40,116      $3,011,137   $  147,670   $  405,406     $  458,689
        ==========      ==========   ==========   ==========     ==========
        $   40,410      $2,297,462   $  222,509   $  389,975     $  458,689
                 2         105,732          196       21,476             --
              (202)        (22,305)     (65,411)      (2,381)            --
              (125)        629,161       (9,624)      (3,664)            --
                31           1,087           --           --             --
                --              --           --           --             --
        ----------      ----------   ----------   ----------     ----------
        $   40,116      $3,011,137   $  147,670   $  405,406     $  458,689
        ==========      ==========   ==========   ==========     ==========
        $     0.97      $     1.82   $     0.65   $     1.20     $     1.00
        ==========      ==========   ==========   ==========     ==========
        $   41,970      $2,366,258   $  153,886   $  404,311     $  459,453
            41,275       1,654,619      227,642      336,953        458,689
         2,000,000       3,000,000    2,000,000    1,000,000      2,000,000

 Statements of Operations
NORTHWESTERN MUTUAL SERIES FUND, INC.
For the Year Ended December 31, 2001
(in thousands)

                                                                                                     FRANKLIN
                                                                                                     TEMPLETON
                                    SMALL CAP      T. ROWE PRICE     AGGRESSIVE    INTERNATIONAL   INTERNATIONAL   INDEX 400
                                   GROWTH STOCK   SMALL CAP VALUE   GROWTH STOCK      GROWTH          EQUITY         STOCK
                                    PORTFOLIO       PORTFOLIO*       PORTFOLIO      PORTFOLIO*       PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

Investment Income
  Income
    Interest.....................    $  1,746         $   17         $   5,835        $    17        $   2,467      $   744
    Dividends (1)................         231             84             2,537            103           17,934        1,625
                                     --------         ------         ---------        -------        ---------      -------
         TOTAL INCOME............       1,977            101             8,372            120           20,401        2,369
                                     --------         ------         ---------        -------        ---------      -------
  Expenses
    Management Fees..............       1,505             42             7,235             78            4,967          430
    Custodian Expenses...........          28              5                26             27              515           89
    Other Expenses...............          --              5                --              9                5            6
    Audit Fees...................          15             16                17             16               20           15
                                     --------         ------         ---------        -------        ---------      -------
         TOTAL EXPENSES..........       1,548             68             7,278            130            5,507          540
                                     --------         ------         ---------        -------        ---------      -------
      Less Waived Fees:
         Paid by Affiliate.......          --            (18)               --            (16)              --           --
         Paid Indirectly.........          (4)            (1)               (6)            --               --           (4)
                                     --------         ------         ---------        -------        ---------      -------
         TOTAL NET EXPENSES......       1,544             49             7,272            114            5,507          536
                                     --------         ------         ---------        -------        ---------      -------
  Net Investment Income..........         433             52             1,100              6           14,894        1,833
                                     --------         ------         ---------        -------        ---------      -------

Realized and Unrealized Gain
  (Loss) on Investments and
  Foreign Currencies
  Net Realized Gain (Loss) on:
    Investment Securities........     (24,820)            12            10,034         (1,077)         (15,783)       2,309
    Index Futures Contracts......       2,146             --            (1,126)            --               --       (5,283)
    Foreign Currency
      Transactions...............          --             --                --            (33)            (816)          --
                                     --------         ------         ---------        -------        ---------      -------
         NET REALIZED GAIN (LOSS)
           ON INVESTMENTS........     (22,674)            12             8,908         (1,110)         (16,599)      (2,974)
                                     --------         ------         ---------        -------        ---------      -------
  Net Change in Unrealized
    Appreciation (Depreciation)
    of:
    Investment Securities........      14,011          1,156          (346,340)        (1,247)        (107,389)       2,084
    Index Futures Contracts......        (132)            --            (2,468)            --               --          172
    Foreign Currency
      Transactions...............          --             --                --              9              497           --
                                     --------         ------         ---------        -------        ---------      -------
         NET CHANGE IN UNREALIZED
           APPRECIATION
           (DEPRECIATION) OF
           INVESTMENTS...........      13,879          1,156          (348,808)        (1,238)        (106,892)       2,256
                                     --------         ------         ---------        -------        ---------      -------
  Net Gain (Loss) on
    Investments..................      (8,795)         1,168          (339,900)        (2,348)        (123,491)        (718)
                                     --------         ------         ---------        -------        ---------      -------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations.....................    $ (8,362)        $1,220         $(338,800)       $(2,342)        (108,597)     $ 1,115
                                     ========         ======         =========        =======        =========      =======
  (1) Net of Foreign dividend
    tax..........................    $     --         $   --         $      --        $    12        $   1,995      $    --


                                   GROWTH STOCK
                                    PORTFOLIO
------------------------------------------------
Investment Income
  Income
    Interest.....................   $   3,857
    Dividends (1)................       6,255
                                    ---------
         TOTAL INCOME............      10,112
                                    ---------
  Expenses
    Management Fees..............       2,966
    Custodian Expenses...........          16
    Other Expenses...............          --
    Audit Fees...................          16
                                    ---------
         TOTAL EXPENSES..........       2,998
                                    ---------
      Less Waived Fees:
         Paid by Affiliate.......          --
         Paid Indirectly.........          (4)
                                    ---------
         TOTAL NET EXPENSES......       2,994
                                    ---------
  Net Investment Income..........       7,118
                                    ---------
Realized and Unrealized Gain
  (Loss) on Investments and
  Foreign Currencies
  Net Realized Gain (Loss) on:
    Investment Securities........     (39,043)
    Index Futures Contracts......     (10,857)
    Foreign Currency
      Transactions...............          --
                                    ---------
         NET REALIZED GAIN (LOSS)
           ON INVESTMENTS........     (49,900)
                                    ---------
  Net Change in Unrealized
    Appreciation (Depreciation)
    of:
    Investment Securities........     (70,228)
    Index Futures Contracts......         581
    Foreign Currency
      Transactions...............          --
                                    ---------
         NET CHANGE IN UNREALIZED
           APPRECIATION
           (DEPRECIATION) OF
           INVESTMENTS...........     (69,647)
                                    ---------
  Net Gain (Loss) on
    Investments..................    (119,547)
                                    ---------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations.....................   $(112,429)
                                    =========
  (1) Net of Foreign dividend
    tax..........................   $       7

* Commenced operations on 7/31/01.

    The Accompanying Notes are an Integral Part of the Financial Statements

 J.P. MORGAN
SELECT GROWTH
 AND INCOME     CAPITAL GUARDIAN   INDEX 500
    STOCK       DOMESTIC EQUITY      STOCK     ASSET ALLOCATION   BALANCED    HIGH YIELD BOND
  PORTFOLIO        PORTFOLIO*      PORTFOLIO      PORTFOLIO*      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------

  $    592           $  38         $     754        $ 321         $ 106,646      $ 15,334
     6,693             227            24,426           62            18,188         1,083
  --------           -----         ---------        -----         ---------      --------
     7,285             265            25,180          383           124,834        16,417
  --------           -----         ---------        -----         ---------      --------
     3,128              83             3,765           79             9,258           747
        20               7                82           16                --            18
         4               8                 9            9                --             6
        16              16                17           16                --            19
  --------           -----         ---------        -----         ---------      --------
     3,168             114             3,873          120             9,258           790
  --------           -----         ---------        -----         ---------      --------
        --             (20)               --          (23)               --            --
        (3)             --                (4)          --                --            (2)
  --------           -----         ---------        -----         ---------      --------
     3,165              94             3,869           97             9,258           788
  --------           -----         ---------        -----         ---------      --------
     4,120             171            21,311          286           115,576        15,629
  --------           -----         ---------        -----         ---------      --------

   (19,827)           (183)           33,269         (356)           32,806       (19,780)
        --              --              (450)         154           (44,054)           --
        --              --                --           --                --            --
  --------           -----         ---------        -----         ---------      --------
   (19,827)           (183)           32,819         (202)          (11,248)      (19,780)
  --------           -----         ---------        -----         ---------      --------
   (30,330)            270          (303,181)        (125)         (209,330)       10,959
        --              --               907           31             1,563            --
        --              --                --           --                --            --
  --------           -----         ---------        -----         ---------      --------
   (30,330)            270          (302,274)         (94)         (207,767)       10,959
  --------           -----         ---------        -----         ---------      --------
   (50,157)             87          (269,455)        (296)         (219,015)       (8,821)
  --------           -----         ---------        -----         ---------      --------
  $(46,037)          $ 258         $(248,144)       $ (10)        $(103,439)     $  6,808
  ========           =====         =========        =====         =========      ========
  $      7           $   1         $     121        $   2         $      91      $     --

 J.P. MORGAN
SELECT GROWTH
 AND INCOME
    STOCK      SELECT BOND   MONEY MARKET
  PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------
  $    592       $22,648       $17,144
     6,693            --            --
  --------       -------       -------
     7,285        22,648        17,144
  --------       -------       -------
     3,128         1,053         1,266
        20            --            --
         4            --            --
        16            --            --
  --------       -------       -------
     3,168         1,053         1,266
  --------       -------       -------
        --            --            --
        (3)           --            --
  --------       -------       -------
     3,165         1,053         1,266
  --------       -------       -------
     4,120        21,595        15,878
  --------       -------       -------
   (19,827)        5,570            --
        --         4,512            --
        --            --            --
  --------       -------       -------
   (19,827)       10,082            --
  --------       -------       -------
   (30,330)        1,598            --
        --            56            --
        --            --            --
  --------       -------       -------
   (30,330)        1,654            --
  --------       -------       -------
   (50,157)       11,736            --
  --------       -------       -------
  $(46,037)      $33,331       $15,878
  ========       =======       =======
  $      7       $    --       $    --

 Statements of Changes in Net Assets
NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
Small Cap Growth Stock Portfolio                                   2001              2000
-----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................     $    433          $    349
    Net Realized Loss on Investments........................      (22,674)           (4,090)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................       13,879            (5,252)
                                                                 --------          --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................       (8,362)           (8,993)
                                                                 --------          --------
  Distributions to Shareholders from:
    Net Investment Income...................................          (19)             (330)
    Net Realized Gain on Investments........................           (5)           (4,666)
                                                                 --------          --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................          (24)           (4,996)
                                                                 --------          --------
  Fund Share Transactions
    Proceeds from Sale of 45,505 and 110,714 Shares.........       78,169           222,618
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (13 and 2,632 shares,
     respectively)..........................................           24             4,996
    Payments for 17,164 and 18,323 Shares Redeemed..........      (28,673)          (34,794)
                                                                 --------          --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (28,354 and 95,023 shares,
       respectively)........................................       49,520           192,820
                                                                 --------          --------
  Total Increase in Net Assets..............................       41,134           178,831
Net Assets
    Beginning of Period.....................................      250,314            71,483
                                                                 --------          --------
    End of Period (Includes undistributed net investment
     income of $433 and $19, respectively)..................     $291,448          $250,314
                                                                 ========          ========

                                                               FOR THE PERIOD
                                                               JULY 31, 2001**
                                                                   THROUGH
                                                                DECEMBER 31,
T. Rowe Price Small Cap Value Portfolio                             2001
------------------------------------------------------------------------------
                                                               (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $    52
    Net Realized Gain on Investments........................            12
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................         1,156
                                                                   -------
      Net Increase in Net Assets Resulting from
       Operations...........................................         1,220
                                                                   -------
  Distributions to Shareholders from:
    Net Investment Income...................................           (51)
    Net Realized Gain on Investments........................            --
                                                                   -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................           (51)
                                                                   -------
  Fund Share Transactions
    Proceeds from Sale of 22,033 Shares.....................        21,131
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid of 50 shares........................            51
    Payments for 1,391 Shares Redeemed......................        (1,348)
                                                                   -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions of 20,692 shares........................        19,834
                                                                   -------
  Total Increase in Net Assets..............................        21,003
Net Assets
    Beginning of Period.....................................            --
                                                                   -------
    End of Period (Includes undistributed net investment
     income of $10).........................................       $21,003
                                                                   =======

** Portfolio commenced operations July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                  FOR THE           FOR THE
                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
Aggressive Growth Stock Portfolio                                  2001              2000
-----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................    $    1,100        $    1,517
    Net Realized Gain on Investments........................         8,908           310,647
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................      (348,808)         (224,154)
                                                                ----------        ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................      (338,800)           88,010
                                                                ----------        ----------
  Distributions to Shareholders from:
    Net Investment Income...................................        (1,517)               --
    Net Realized Gain on Investments........................      (310,659)         (203,984)
                                                                ----------        ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (312,176)         (203,984)
                                                                ----------        ----------
  Fund Share Transactions
    Proceeds from Sale of 86,780 and 178,227 Shares.........       305,560           890,503
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (101,785 and 45,880 shares,
     respectively)..........................................       312,176           203,984
    Payments for 92,520 and 153,808 Shares Redeemed.........      (320,897)         (767,811)
                                                                ----------        ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (96,045 and 70,299 shares,
       respectively)........................................       296,839           326,676
                                                                ----------        ----------
  Total Increase (Decrease) in Net Assets...................      (354,137)          210,702
Net Assets
    Beginning of Period.....................................     1,696,013         1,485,311
                                                                ----------        ----------
    End of Period (Includes undistributed net investment
     income of $1,100 and $1,517, respectively).............    $1,341,876        $1,696,013
                                                                ==========        ==========

                                                               FOR THE PERIOD
                                                               JULY 31, 2001**
                                                                   THROUGH
                                                                DECEMBER 31,
International Growth Portfolio                                      2001
------------------------------------------------------------------------------
                                                               (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $     6
    Net Realized Loss on Investments........................        (1,110)
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................        (1,238)
                                                                   -------
      Net Decrease in Net Assets Resulting from
       Operations...........................................        (2,342)
                                                                   -------
  Distributions to Shareholders from:
    Net Investment Income...................................            --
    Net Realized Gain on Investments........................            --
                                                                   -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................            --
                                                                   -------
  Fund Share Transactions
    Proceeds from Sale of 29,730 Shares.....................        29,286
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid of 0 Shares.........................            --
    Payments for 50 Shares Redeemed.........................           (44)
                                                                   -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions of 29,680 Shares........................        29,242
                                                                   -------
  Total Increase in Net Assets..............................        26,900
Net Assets
    Beginning of Period.....................................            --
                                                                   -------
    End of Period (Includes undistributed net investment
     income of $0)..........................................       $26,900
                                                                   =======

** Portfolio commenced operations July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Franklin Templeton International Equity Portfolio                 2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................  $    14,894    $    14,106
    Net Realized Gain (Loss) on Investments.................      (16,599)        66,384
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................     (106,892)       (78,157)
                                                              -----------    -----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................     (108,597)         2,333
                                                              -----------    -----------
  Distributions to Shareholders from:
    Net Investment Income...................................      (13,356)       (16,173)
    Net Realized Gain on Investments........................      (67,555)       (41,802)
                                                              -----------    -----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (80,911)       (57,975)
                                                              -----------    -----------
  Fund Share Transactions
    Proceeds from Sale of 897,043 and 842,807 Shares........    1,261,855      1,389,357
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (57,917 and 37,092 shares,
     respectively)..........................................       80,911         57,975
    Payments for 883,476 and 817,728 Shares Redeemed........   (1,246,462)    (1,354,243)
                                                              -----------    -----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (71,484 and 62,171 shares,
       respectively)........................................       96,304         93,089
                                                              -----------    -----------
  Total Increase (Decrease) in Net Assets...................      (93,204)        37,447
Net Assets
    Beginning of Period.....................................      809,617        772,170
                                                              -----------    -----------
    End of Period (Includes undistributed net investment
     income of $13,635 and $12,912, respectively)...........  $   716,413    $   809,617
                                                              ===========    ===========

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Index 400 Stock Portfolio                                         2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................    $  1,833       $  1,888
    Net Realized Gain (Loss) on Investments.................      (2,974)        14,347
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................       2,256           (333)
                                                                --------       --------
      Net Increase in Net Assets Resulting from
       Operations...........................................       1,115         15,902
                                                                --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................         (21)        (1,867)
    Net Realized Gain on Investments........................      (2,155)       (13,495)
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (2,176)       (15,362)
                                                                --------       --------
  Fund Share Transactions
    Proceeds from Sale of 77,185 and 80,621 Shares..........      84,032         99,261
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,962 and 14,227 shares,
     respectively)..........................................       2,176         15,362
    Payments for 11,583 and 28,116 Shares Redeemed..........     (12,029)       (37,191)
                                                                --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (67,564 and 66,732 shares,
       respectively)........................................      74,179         77,432
                                                                --------       --------
  Total Increase in Net Assets..............................      73,118         77,972
Net Assets
    Beginning of Period.....................................     137,616         59,644
                                                                --------       --------
    End of Period (Includes undistributed net investment
     income of $1,833 and $21, respectively)................    $210,734       $137,616
                                                                ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Growth Stock Portfolio                                            2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................    $  7,118       $  8,419
    Net Realized Gain (Loss) on Investments.................     (49,900)        25,170
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................     (69,647)       (55,596)
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................    (112,429)       (22,007)
                                                                --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................      (5,419)        (4,365)
    Net Realized Gain on Investments........................     (25,531)       (30,683)
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (30,950)       (35,048)
                                                                --------       --------
  Fund Share Transactions
    Proceeds from Sale of 37,823 and 53,298 Shares..........      81,112        140,509
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (14,152 and 13,623 shares,
     respectively)..........................................      30,950         35,048
    Payments for 20,655 and 9,117 Shares Redeemed...........     (42,921)       (23,820)
                                                                --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (31,320 and 57,804 shares,
       respectively)........................................      69,141        151,737
                                                                --------       --------
  Total Increase (Decrease) in Net Assets...................     (74,238)        94,682
Net Assets
    Beginning of Period.....................................     770,816        676,134
                                                                --------       --------
    End of Period (Includes undistributed net investment
     income of $7,118 and $5,419, respectively).............    $696,578       $770,816
                                                                ========       ========

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
J.P. Morgan Select Growth & Income Stock Portfolio                2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................    $  4,120       $  4,262
    Net Realized Gain (Loss) on Investments.................     (19,827)         9,404
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................     (30,330)       (57,201)
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................     (46,037)       (43,535)
                                                                --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................      (4,262)        (4,979)
    Net Realized Gain on Investments........................     (15,376)       (30,759)
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (19,638)       (35,738)
                                                                --------       --------
  Fund Share Transactions
    Proceeds from Sale of 39,693 and 23,840 Shares..........      49,815         35,146
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (15,282 and 24,732 shares,
     respectively)..........................................      19,638         35,738
    Payments for 28,597 and 48,882 Shares Redeemed..........     (35,087)       (73,182)
                                                                --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (26,378 and (310) shares,
       respectively)........................................      34,366         (2,298)
                                                                --------       --------
  Total Decrease in Net Assets..............................     (31,309)       (81,571)
Net Assets
    Beginning of Period.....................................     579,981        661,552
                                                                --------       --------
    End of Period (Includes undistributed net investment
     income of $4,120 and $4,262, respectively).............    $548,672       $579,981
                                                                ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                               FOR THE PERIOD
                                                               JULY 31, 2001**
                                                                   THROUGH
                                                                DECEMBER 31,
Capital Guardian Domestic Equity Portfolio                          2001
------------------------------------------------------------------------------
                                                               (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $   171
    Net Realized Loss on Investments........................          (183)
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................           270
                                                                   -------
      Net Increase in Net Assets Resulting from
       Operations...........................................           258
                                                                   -------
  Distributions to Shareholders from:
    Net Investment Income...................................          (168)
    Net Realized Gain on Investments........................            --
                                                                   -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................          (168)
                                                                   -------
  Fund Share Transactions
    Proceeds from Sale of 42,542 Shares.....................        41,341
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid of 174 shares.......................           168
    Payments for 911 Shares Redeemed........................          (877)
                                                                   -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions of 41,805 shares........................        40,632
                                                                   -------
  Total Increase in Net Assets..............................        40,722
Net Assets
    Beginning of Period.....................................            --
                                                                   -------
    End of Period (Includes undistributed net investment
     income of $3)..........................................       $40,722
                                                                   =======

** Portfolio commenced operations July 31, 2001.

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Index 500 Stock Portfolio                                         2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................   $   21,311     $   24,105
    Net Realized Gain on Investments........................       32,819         60,105
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................     (302,274)      (283,247)
                                                               ----------     ----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................     (248,144)      (199,037)
                                                               ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................      (24,105)       (22,921)
    Net Realized Gain on Investments........................      (59,088)       (65,358)
                                                               ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (83,193)       (88,279)
                                                               ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 47,523 and 39,698 Shares..........      142,837        147,411
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (26,836 and 24,022 shares,
     respectively)..........................................       83,193         88,279
    Payments for 49,022 and 39,762 Shares Redeemed..........     (145,755)      (147,393)
                                                               ----------     ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (25,337 and 23,958 shares,
       respectively)........................................       80,275         88,297
                                                               ----------     ----------
  Total Decrease in Net Assets..............................     (251,062)      (199,019)
Net Assets
    Beginning of Period.....................................    2,072,937      2,271,956
                                                               ----------     ----------
    End of Period (Includes undistributed net investment
     income of $21,311 and $24,105, respectively)...........   $1,821,875     $2,072,937
                                                               ==========     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                              FOR THE PERIOD
                                                              JULY 31, 2001**
                                                                  THROUGH
                                                               DECEMBER 31,
Asset Allocation Portfolio                                         2001
-----------------------------------------------------------------------------
                                                              (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $   286
    Net Realized Loss on Investments........................         (202)
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................          (94)
                                                                  -------
      Net Decrease in Net Assets Resulting from
       Operations...........................................          (10)
                                                                  -------
  Distributions to Shareholders from:
    Net Investment Income...................................         (284)
    Net Realized Gain on Investments........................           --
                                                                  -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................         (284)
                                                                  -------
  Fund Share Transactions
    Proceeds from Sale of 41,212 Shares.....................       40,347
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid of 292 shares.......................          284
    Payments for 229 Shares Redeemed........................         (221)
                                                                  -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions of 41,275 shares........................       40,410
                                                                  -------
  Total Increase in Net Assets..............................       40,116
Net Assets
    Beginning of Period.....................................           --
                                                                  -------
    End of Period (Includes undistributed net investment
     income of $2)..........................................      $40,116
                                                                  =======

** Portfolio commenced operations July 31, 2001.

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Balanced Portfolio                                                2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................   $  115,576     $  118,443
    Net Realized Gain (Loss) on Investments.................      (11,248)       108,200
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................     (207,767)      (230,492)
                                                               ----------     ----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................     (103,439)        (3,849)
                                                               ----------     ----------
  Distributions to Shareholders from:
    Net Investment Income...................................     (127,987)      (114,893)
    Net Realized Gain on Investments........................     (112,544)      (167,534)
                                                               ----------     ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (240,531)      (282,427)
                                                               ----------     ----------
  Fund Share Transactions
    Proceeds from Sale of 44,213 and 17,894 Shares..........       82,145         37,754
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (129,457 and 139,058 shares,
     respectively)..........................................      240,531        282,427
    Payments for 118,592 and 158,895 Shares Redeemed........     (220,768)      (338,606)
                                                               ----------     ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (55,078 and (1,943) shares,
       respectively)........................................      101,908        (18,425)
                                                               ----------     ----------
  Total Decrease in Net Assets..............................     (242,062)      (304,701)
Net Assets
    Beginning of Period.....................................    3,253,199      3,557,900
                                                               ----------     ----------
    End of Period (Includes undistributed net investment
     income of $105,732 and $117,944, respectively).........   $3,011,137     $3,253,199
                                                               ==========     ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets
NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
High Yield Bond Portfolio                                         2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................    $ 15,629       $ 16,296
    Net Realized Loss on Investments........................     (19,780)       (15,781)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................      10,959         (7,398)
                                                                --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................       6,808         (6,883)
                                                                --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................     (15,601)       (16,401)
    Net Realized Gain on Investments........................          --             --
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (15,601)       (16,401)
                                                                --------       --------
  Fund Share Transactions
    Proceeds from Sale of 35,236 and 12,332 Shares..........      25,721          9,921
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (24,080 and 23,819 shares,
     respectively)..........................................      15,601         16,401
    Payments for 31,719 and 32,449 Shares Redeemed..........     (23,066)       (26,255)
                                                                --------       --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (27,597 and 3,702 shares,
       respectively)........................................      18,256             67
                                                                --------       --------
  Total Increase (Decrease) in Net Assets...................       9,463        (23,217)
Net Assets
    Beginning of Period.....................................     138,207        161,424
                                                                --------       --------
    End of Period (Includes undistributed net investment
     income of $196 and $168, respectively).................    $147,670       $138,207
                                                                ========       ========

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Select Bond Portfolio                                             2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................    $ 21,595       $ 19,180
    Net Realized Gain (Loss) on Investments.................      10,082         (5,024)
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................       1,654         13,071
                                                                --------       --------
      Net Increase in Net Assets Resulting from
       Operations...........................................      33,331         27,227
                                                                --------       --------
  Distributions to Shareholders from:
    Net Investment Income...................................     (19,294)       (19,349)
    Net Realized Gain on Investments........................          --             --
                                                                --------       --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................     (19,294)       (19,349)
                                                                --------       --------
  Fund Share Transactions
    Proceeds from Sale of 87,848 and 19,112 Shares..........     104,150         21,374
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (16,955 and 18,463 shares,
     respectively)..........................................      19,294         19,349
    Payments for 20,005 and 38,678 Shares Redeemed..........     (23,753)       (43,416)
                                                                --------       --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (84,798 and (1,103) shares,
       respectively)........................................      99,691         (2,693)
                                                                --------       --------
  Total Increase in Net Assets..............................     113,728          5,185
Net Assets
    Beginning of Period.....................................     291,678        286,493
                                                                --------       --------
    End of Period (Includes undistributed net investment
     income of $21,476 and $18,919, respectively)...........    $405,406       $291,678
                                                                ========       ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Changes in Net Assets
NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
Money Market Portfolio                                            2001           2000
-----------------------------------------------------------------------------------------
                                                                    (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................  $    15,878    $    22,612
                                                              -----------    -----------
      Net Increase in Net Assets Resulting from
       Operations...........................................       15,878         22,612
                                                              -----------    -----------
  Distributions to Shareholders from:
    Net Investment Income...................................      (15,878)       (22,612)
                                                              -----------    -----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................      (15,878)       (22,612)
                                                              -----------    -----------
  Fund Share Transactions
    Proceeds from Sale of 1,720,066 and 2,096,168 Shares....    1,720,084      2,096,166
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (15,879 and 22,612 shares,
     respectively)..........................................       15,879         22,612
    Payments for 1,661,729 and 2,138,607 Shares Redeemed....   (1,661,729)    (2,138,607)
                                                              -----------    -----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions (74,216 and (19,827) shares,
       respectively)........................................       74,234        (19,829)
                                                              -----------    -----------
  Total Increase (Decrease) in Net Assets...................       74,234        (19,829)
Net Assets
    Beginning of Period.....................................      384,455        404,284
                                                              -----------    -----------
    End of Period (No undistributed net investment
     income)................................................  $   458,689    $   384,455
                                                              ===========    ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights
NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                                                     FOR THE PERIOD
                                                               FOR THE YEAR ENDED    APRIL 30, 1999*
Small Cap Growth Stock Portfolio                                  DECEMBER 31,         THROUGH
                                                               -------------------   DECEMBER 31,
(For a share outstanding throughout the period)                  2001       2000        1999
----------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................   $   1.86   $   1.79       $  1.00
  Income from Investment Operations:
    Net Investment Income...................................         --         --            --
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................      (0.07)      0.13          0.85
                                                               --------   --------       -------
      Total from Investment Operations......................      (0.07)      0.13          0.85
                                                               --------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income................         --         --            --
    Distributions from Realized Gains on Investments........         --      (0.06)        (0.06)
                                                               --------   --------       -------
      Total Distributions...................................         --      (0.06)        (0.06)
                                                               --------   --------       -------
Net Asset Value, End of Period..............................   $   1.79   $   1.86       $  1.79
                                                               ========   ========       =======
Total Return+...............................................     (3.76%)     6.71%        86.09%
                                                               ========   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................   $291,448   $250,314       $71,483
                                                               ========   ========       =======
Ratio of Gross Expenses to Average Net Assets...............      0.60%      0.67%         1.03%***
                                                               ========   ========       =======
Ratio of Net Expenses to Average Net Assets.................      0.60%      0.67%         1.00%***
                                                               ========   ========       =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      0.17%      0.19%        (0.07%)***
                                                               ========   ========       =======
Portfolio Turnover Rate.....................................     70.58%     86.13%        70.72%
                                                               ========   ========       =======


                                                              FOR THE PERIOD
                                                              JULY 31, 2001**
T. Rowe Price Small Cap Value Portfolio                         THROUGH
                                                              DECEMBER 31,
(For a share outstanding throughout the period)                  2001
-----------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................      $  1.00
  Income from Investment Operations:
    Net Investment Income...................................           --
    Net Realized and Unrealized Gains on Investments........         0.02
                                                                  -------
      Total from Investment Operations......................         0.02
                                                                  -------
  Less Distributions:
    Distributions from Net Investment Income................           --
    Distributions from Realized Gains on Investments........           --
                                                                  -------
      Total Distributions...................................           --
                                                                  -------
Net Asset Value, End of Period..............................      $  1.02
                                                                  =======
Total Return+...............................................        1.76%
                                                                  =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................      $21,003
                                                                  =======
Ratio of Gross Expenses to Average Net Assets...............        1.36%***
                                                                  =======
Ratio of Net Expenses to Average Net Assets.................        1.00%***
                                                                  =======
Ratio of Net Investment Income to Average Net Assets........        1.03%***
                                                                  =======
Portfolio Turnover Rate.....................................       49.70%
                                                                  =======

  * Portfolio commenced operations April 30, 1999.
 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


Aggressive Growth Stock Portfolio                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
(For a share outstanding throughout the period)                  2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $     4.47   $     4.81   $     3.46   $     3.34   $     3.15
  Income from Investment Operations:
    Net Investment Income...................................          --           --           --           --           --
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................       (0.83)        0.29         1.48         0.24         0.39
                                                              ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations......................       (0.83)        0.29         1.48         0.24         0.39
                                                              ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income................          --           --           --           --           --
    Distributions from Realized Gains on Investments........       (0.82)       (0.63)       (0.13)       (0.12)       (0.20)
                                                              ----------   ----------   ----------   ----------   ----------
      Total Distributions...................................       (0.82)       (0.63)       (0.13)       (0.12)       (0.20)
                                                              ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period..............................  $     2.82   $     4.47   $     4.81   $     3.46   $     3.34
                                                              ==========   ==========   ==========   ==========   ==========
Total Return+...............................................     (19.87%)       6.18%       43.78%        7.56%       13.86%
                                                              ==========   ==========   ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $1,341,876   $1,696,013   $1,485,311   $1,137,466   $1,067,068
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets.....................       0.52%        0.52%        0.51%        0.52%        0.53%
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       0.08%        0.09%       (0.02%)       0.04%        0.06%
                                                              ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate.....................................      70.40%       63.18%       68.64%       50.43%       57.27%
                                                              ==========   ==========   ==========   ==========   ==========


                                                              FOR THE PERIOD
                                                              JULY 31, 2001**
International Growth Portfolio                                  THROUGH
                                                              DECEMBER 31,
(For a share outstanding throughout the period)                  2001
-----------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................      $  1.00
  Income from Investment Operations:
    Net Investment Income...................................           --
    Net Realized and Unrealized Gains on Investments........        (0.09)
                                                                  -------
      Total from Investment Operations......................        (0.09)
                                                                  -------
  Less Distributions:
    Distributions from Net Investment Income................           --
    Distributions from Realized Gains on Investments........           --
                                                                  -------
      Total Distributions...................................           --
                                                                  -------
Net Asset Value, End of Period..............................      $  0.91
                                                                  =======
Total Return+...............................................       (9.40%)
                                                                  =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................      $26,900
                                                                  =======
Ratio of Gross Expenses to Average Net Assets...............        1.25%***
                                                                  =======
Ratio of Net Expenses to Average Net Assets.................        1.10%***
                                                                  =======
Ratio of Net Investment Income to Average Net Assets........        0.05%***
                                                                  =======
Portfolio Turnover Rate.....................................       18.45%
                                                                  =======

 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


Franklin Templeton International Equity Portfolio                       FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(For a share outstanding throughout the period)                 2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $   1.63   $   1.78   $   1.68   $   1.69   $   1.56
  Income from Investment Operations:
    Net Investment Income...................................      0.02       0.02       0.03       0.05       0.04
    Net Realized and Unrealized Gains on Investments........     (0.23)     (0.04)      0.33       0.04       0.15
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................     (0.21)     (0.02)      0.36       0.09       0.19
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.03)     (0.04)     (0.05)     (0.04)     (0.04)
    Distributions from Realized Gains on Investments........     (0.13)     (0.09)     (0.21)     (0.06)     (0.02)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.16)     (0.13)     (0.26)     (0.10)     (0.06)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   1.26   $   1.63   $   1.78   $   1.68   $   1.69
                                                              ========   ========   ========   ========   ========
Total Return+...............................................   (14.00%)    (0.79%)    22.88%      4.82%     12.28%
                                                              ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $716,413   $809,617   $772,170   $671,106   $659,850
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.74%      0.73%      0.74%      0.76%      0.77%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     1.99%      1.77%      2.62%      3.38%      2.75%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................    34.52%     26.95%     38.37%     30.41%     16.74%
                                                              ========   ========   ========   ========   ========


                                                                                     FOR THE PERIOD
                                                               FOR THE YEAR ENDED    APRIL 30, 1999*
Index 400 Stock Portfolio                                         DECEMBER 31,         THROUGH
                                                               -------------------   DECEMBER 31,
(For a share outstanding throughout the period)                  2001       2000        1999
----------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................   $   1.14   $   1.11       $  1.00
  Income from Investment Operations:
    Net Investment Income...................................         --       0.01          0.01
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................      (0.01)      0.16          0.12
                                                               --------   --------       -------
      Total from Investment Operations......................      (0.01)      0.18          0.13
                                                               --------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income................         --      (0.02)        (0.01)
    Distributions from Realized Gains on Investments........      (0.01)     (0.13)        (0.01)
                                                               --------   --------       -------
      Total Distributions...................................      (0.01)     (0.15)        (0.02)
                                                               --------   --------       -------
Net Asset Value, End of Period..............................   $   1.12   $   1.14       $  1.11
                                                               ========   ========       =======
Total Return+...............................................     (0.65%)    17.21%        12.83%
                                                               ========   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................   $210,734   $137,616       $59,644
                                                               ========   ========       =======
Ratio of Gross Expenses to Average Net Assets...............      0.31%      0.32%         0.46%***
                                                               ========   ========       =======
Ratio of Net Expenses to Average Net Assets.................      0.31%      0.32%         0.35%***
                                                               ========   ========       =======
Ratio of Net Investment Income to Average Net Assets........      1.06%      1.71%         1.69%***
                                                               ========   ========       =======
Portfolio Turnover Rate.....................................     19.06%     54.60%        26.51%
                                                               ========   ========       =======

  * Portfolio commenced operations April 30, 1999.
*** Computed on an annualized basis.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


Growth Stock Portfolio                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(For a share outstanding throughout the period)                 2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $   2.47   $   2.66   $   2.25   $   1.81   $   1.46
  Income from Investment Operations:
    Net Investment Income...................................      0.02       0.03       0.03       0.02       0.02
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.36)     (0.09)      0.47       0.46       0.42
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................     (0.34)     (0.06)      0.50       0.48       0.44
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.02)     (0.02)     (0.03)     (0.02)     (0.02)
    Distributions from Realized Gains on Investments........     (0.08)     (0.11)     (0.06)     (0.02)     (0.07)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.10)     (0.13)     (0.09)     (0.04)     (0.09)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   2.03   $   2.47   $   2.66   $   2.25   $   1.81
                                                              ========   ========   ========   ========   ========
Total Return+...............................................   (14.22%)    (2.49%)    22.50%     26.69%     29.85%
                                                              ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $696,578   $770,816   $676,134   $421,282   $243,071
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.43%      0.43%      0.43%      0.46%      0.49%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     1.01%      1.12%      1.22%      1.10%      1.24%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................    27.98%     28.01%     27.26%     21.64%     33.20%
                                                              ========   ========   ========   ========   ========



J.P. Morgan Select Growth & Income Stock Portfolio                      FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(For a share outstanding throughout the period)                 2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $   1.37   $   1.56   $   1.62   $   1.33   $   1.32
  Income from Investment Operations:
    Net Investment Income...................................      0.01       0.01       0.01       0.01       0.01
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.11)     (0.11)      0.12       0.29       0.37
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................     (0.10)     (0.10)      0.13       0.30       0.38
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.01)     (0.01)        --      (0.01)     (0.01)
    Distributions from Realized Gains on Investments........     (0.04)     (0.08)     (0.19)        --      (0.36)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.05)     (0.09)     (0.19)     (0.01)     (0.37)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   1.22   $   1.37   $   1.56   $   1.62   $   1.33
                                                              ========   ========   ========   ========   ========
Total Return+...............................................    (7.77%)    (6.97%)     7.47%     23.14%     30.03%
                                                              ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $548,672   $579,981   $661,552   $570,970   $371,935
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.58%      0.57%      0.57%      0.58%      0.60%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     0.75%      0.68%      0.80%      1.00%      1.04%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................    44.37%     47.67%    106.93%    160.40%    144.52%
                                                              ========   ========   ========   ========   ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                              FOR THE PERIOD
                                                              JULY 31, 2001**
Capital Guardian Domestic Equity Portfolio                      THROUGH
                                                              DECEMBER 31,
(For a share outstanding throughout the period)                  2001
-----------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................      $  1.00
  Income from Investment Operations:
    Net Investment Income...................................           --
    Net Realized and Unrealized Gains on Investments........        (0.03)
                                                                  -------
      Total from Investment Operations......................        (0.03)
                                                                  -------
  Less Distributions:
    Distributions from Net Investment Income................           --
    Distributions from Realized Gains on Investments........           --
                                                                  -------
      Total Distributions...................................           --
                                                                  -------
Net Asset Value, End of Period..............................      $  0.97
                                                                  =======
Total Return+...............................................       (2.19%)
                                                                  =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................      $40,722
                                                                  =======
Ratio of Gross Expenses to Average Net Assets...............        0.90%***
                                                                  =======
Ratio of Net Expenses to Average Net Assets.................        0.75%***
                                                                  =======
Ratio of Net Investment Income to Average Net Assets........        1.32%***
                                                                  =======
Portfolio Turnover Rate.....................................       18.98%
                                                                  =======


Index 500 Stock Portfolio                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
(For a share outstanding throughout the period)                  2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $     3.41   $     3.89   $     3.29   $     2.64   $     2.06
  Income from Investment Operations:
    Net Investment Income...................................        0.03         0.04         0.04         0.04         0.04
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................       (0.43)       (0.37)        0.64         0.71         0.62
                                                              ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations......................       (0.40)       (0.33)        0.68         0.75         0.66
                                                              ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income................       (0.04)       (0.04)       (0.03)       (0.04)       (0.04)
    Distributions from Realized Gains on Investments........       (0.10)       (0.11)       (0.05)       (0.06)       (0.04)
                                                              ----------   ----------   ----------   ----------   ----------
      Total Distributions...................................       (0.14)       (0.15)       (0.08)       (0.10)       (0.08)
                                                              ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period..............................  $     2.87   $     3.41   $     3.89   $     3.29   $     2.64
                                                              ==========   ==========   ==========   ==========   ==========
Total Return+...............................................     (11.88%)      (8.75%)      20.91%       28.72%       33.20%
                                                              ==========   ==========   ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $1,821,875   $2,072,937   $2,271,956   $1,690,680   $1,152,857
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets.....................       0.21%        0.20%        0.20%        0.21%        0.21%
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income to Average Net Assets........       1.13%        1.08%        1.16%        1.40%        1.86%
                                                              ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate.....................................       2.92%        6.47%        5.65%        3.03%        3.15%
                                                              ==========   ==========   ==========   ==========   ==========

 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                              FOR THE PERIOD
                                                              JULY 31, 2001**
Asset Allocation Portfolio                                      THROUGH
                                                              DECEMBER 31,
(For a share outstanding throughout the period)                  2001
-----------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................      $  1.00
  Income from Investment Operations:
    Net Investment Income...................................         0.01
    Net Realized and Unrealized Gains on Investments........        (0.03)
                                                                  -------
      Total from Investment Operations......................        (0.02)
                                                                  -------
  Less Distributions:
    Distributions from Net Investment Income................        (0.01)
    Distributions from Realized Gains on Investments........           --
                                                                  -------
      Total Distributions...................................        (0.01)
                                                                  -------
Net Asset Value, End of Period..............................      $  0.97
                                                                  =======
Total Return+...............................................       (2.10%)
                                                                  =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................      $40,116
                                                                  =======
Ratio of Gross Expenses to Average Net Assets...............        0.92%***
                                                                  =======
Ratio of Net Expenses to Average Net Assets.................        0.75%***
                                                                  =======
Ratio of Net Investment Income to Average Net Assets........        2.19%***
                                                                  =======
Portfolio Turnover Rate.....................................       55.88%
                                                                  =======


Balanced Portfolio                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
(For a share outstanding throughout the period)                  2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $     2.03   $     2.22   $     2.22   $     1.99   $     1.72
  Income from Investment Operations:
    Net Investment Income...................................        0.08         0.08         0.07         0.07         0.07
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................       (0.13)       (0.09)        0.17         0.29         0.28
                                                              ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations......................       (0.05)       (0.01)        0.24         0.36         0.35
                                                              ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income................       (0.08)       (0.07)       (0.07)       (0.07)       (0.06)
    Distributions from Realized Gains on Investments........       (0.08)       (0.11)       (0.17)       (0.06)       (0.02)
                                                              ----------   ----------   ----------   ----------   ----------
      Total Distributions...................................       (0.16)       (0.18)       (0.24)       (0.13)       (0.08)
                                                              ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period..............................  $     1.82   $     2.03   $     2.22   $     2.22   $     1.99
                                                              ==========   ==========   ==========   ==========   ==========
Total Return+...............................................      (3.15%)      (0.17%)      11.18%       18.88%       21.52%
                                                              ==========   ==========   ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $3,011,137   $3,253,199   $3,557,900   $3,282,071   $2,788,494
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets.....................       0.30%        0.30%        0.30%        0.30%        0.30%
                                                              ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income to Average Net Assets........       3.75%        3.47%        3.36%        3.48%        3.70%
                                                              ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate.....................................      50.37%       24.36%       27.16%       44.18%       29.94%
                                                              ==========   ==========   ==========   ==========   ==========

 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


High Yield Bond Portfolio                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(For a share outstanding throughout the period)                 2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $   0.69   $   0.82   $   0.94   $   1.06   $   1.10
  Income from Investment Operations:
    Net Investment Income...................................      0.08       0.09       0.11       0.10       0.11
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................     (0.04)     (0.13)     (0.12)     (0.12)      0.06
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................      0.04      (0.04)     (0.01)     (0.02)      0.17
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.08)     (0.09)     (0.11)     (0.10)     (0.14)
    Distributions from Realized Gains on Investments........        --         --         --         --      (0.07)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.08)     (0.09)     (0.11)     (0.10)     (0.21)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   0.65   $   0.69   $   0.82   $   0.94   $   1.06
                                                              ========   ========   ========   ========   ========
Total Return+...............................................     5.03%     (4.60%)    (0.44%)    (1.84%)    15.85%
                                                              ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $147,670   $138,207   $161,424   $184,782   $153,038
                                                              ========   ========   ========   ========   ========
Ratio of Gross Expenses to Average Net Assets...............     0.53%      0.53%      0.50%      0.50%      0.55%
                                                              ========   ========   ========   ========   ========
Ratio of Net Expenses to Average Net Assets.................     0.53%      0.52%      0.50%      0.50%      0.55%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........    10.48%     10.90%     11.15%     10.85%      9.95%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................    96.41%    124.91%    139.87%    153.71%    129.49%
                                                              ========   ========   ========   ========   ========


Select Bond Portfolio                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(For a share outstanding throughout the period)                 2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $   1.16   $   1.13   $   1.25   $   1.26   $   1.22
  Income from Investment Operations:
    Net Investment Income...................................      0.06       0.08       0.08       0.08       0.08
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................      0.05       0.03      (0.09)        --       0.04
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................      0.11       0.11      (0.01)      0.08       0.12
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.07)     (0.08)     (0.08)     (0.08)     (0.08)
    Distributions from Realized Gains on Investments........        --         --      (0.03)     (0.01)        --
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.07)     (0.08)     (0.11)     (0.09)     (0.08)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   1.20   $   1.16   $   1.13   $   1.25   $   1.26
                                                              ========   ========   ========   ========   ========
Total Return+...............................................    10.37%     10.21%     (1.00%)     7.07%      9.46%
                                                              ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $405,406   $291,678   $286,493   $298,034   $244,835
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.30%      0.30%      0.30%      0.30%      0.30%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     6.15%      6.84%      6.56%      6.87%      7.03%
                                                              ========   ========   ========   ========   ========
Portfolio Turnover Rate.....................................   151.27%    139.89%     76.65%    161.79%    184.93%
                                                              ========   ========   ========   ========   ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


Money Market Portfolio                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
(For a share outstanding throughout the period)                 2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
  Income from Investment Operations:
    Net Investment Income...................................      0.04       0.06       0.05       0.05       0.05
                                                              --------   --------   --------   --------   --------
      Total from Investment Operations......................      0.04       0.06       0.05       0.05       0.05
                                                              --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income................     (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
                                                              --------   --------   --------   --------   --------
      Total Distributions...................................     (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ========   ========   ========   ========   ========
Total Return+...............................................     3.91%      6.28%      5.10%      5.43%      5.47%
                                                              ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................  $458,689   $384,455   $404,284   $291,464   $194,470
                                                              ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets.....................     0.30%      0.30%      0.30%      0.30%      0.30%
                                                              ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net Assets........     3.76%      6.08%      4.99%      5.26%      5.33%
                                                              ========   ========   ========   ========   ========

+ Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements.

 Notes to Financial Statements

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
December 31, 2001

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On July 31, 2001, four new portfolios commenced operations in the Series Fund:
T. Rowe Price Small Cap Value Portfolio, International Growth Stock Portfolio, Capital Guardian Domestic Equity Portfolio and the Asset Allocation Portfolio. These four new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock. Par value is $.01 per share. Northwestern Mutual purchased 25,010,000 shares of each of the International Growth Stock, Capital Guardian Domestic Equity, and the Asset Allocation Portfolios at $1.00 per share and 5,010,000 shares of the T. Rowe Price Small Cap Value Portfolio at $1.00 per share.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. When quotations are not readily available, securities are valued at fair value determined by procedures approved by the Board of Directors.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk for the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts valued at the contractual forward rate are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

 Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock, Aggressive Growth Stock,
Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
.................................................................................

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issues is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the period ended December 31, 2001, transactions in securities other than money market investments were:

                                                                                U.S.                         U.S. GOVT.
                                                                  TOTAL         GOVT.      TOTAL SECURITY     SECURITY
                                                                 SECURITY     SECURITY         SALES/          SALES/
PORTFOLIOS                                                      PURCHASES     PURCHASES      MATURITIES      MATURITIES
----------                                                      ---------     ---------    --------------    ----------
                                                                                (AMOUNTS IN THOUSANDS)
Small Cap Growth Stock......................................    $  156,527                   $  150,818
T. Rowe Price SmallCap Value................................        25,344                        5,650
Aggressive Growth Stock.....................................       898,942                      896,962
International Growth Stock Portfolio........................        31,297                        3,804
Franklin Templeton International Equity.....................       329,388                      253,695
Index 400 Stock.............................................       104,728                       29,922
Growth Stock................................................       176,397                      170,919
J.P. Morgan Select Growth & Income Stock....................       238,281                      242,860
Capital Guardian Domestic Equity Portfolio..................        41,828                        4,668
Index 500 Stock.............................................       102,703                       54,443
Asset Allocation Portfolio..................................        43,496    $ 10,325           12,108      $    8,343
Balanced....................................................     1,353,488     811,300        1,392,247       1,019,349
High Yield Bond.............................................       131,766                      131,426
Select Bond.................................................       552,332     355,929          472,276         337,712

.................................................................................

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays at an annual rate based on the average daily net asset values of each Portfolio. For the T. Rowe Price Small Cap Value Portfolio the rate is .85%, for the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory

 Notes to Financial Statements

fee is graded by the asset size of the Portfolio according to the following schedule:

                                     FIRST      NEXT
                                      $50        $50
PORTFOLIOS                          MILLION    MILLION    EXCESS
----------                          -------    -------    ------
Small Cap Growth Stock..........     .80%       .65%       .50%
Aggressive Growth Stock.........     .80%       .65%       .50%
Franklin Templeton International
  Equity........................     .85%       .65%       .65%
Growth Stock....................     .60%       .50%       .40%
J.P. Morgan Select Growth &
  Income Stock..................     .70%       .60%       .55%
High Yield Bond.................     .60%       .50%       .40%

                                     FIRST      NEXT
                                     $100       $150
PORTFOLIOS                          MILLION    MILLION    EXCESS
----------                          -------    -------    ------
Capital Guardian Domestic
  Equity........................     .65%       .55%       .50%
International Growth Stock......     .75%       .65%       .55%
Asset Allocation................     .60%       .50%       .40%

These amounts are paid to Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly owned company of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or NMIS depending upon the applicable agreement in place. Effective January 1, 2002, Mason Street Advisers, LLC ("MSA"), a wholly owned company of Northwestern Mutual, will replace NMIS as the manager and investment advisor of the Fund.

The Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended December 31, 2001, the amounts paid through expense offset arrangements are $4,075 in the Small Cap Growth Stock Portfolio, $586 in the T. Rowe Price Small Cap Value Portfolio, $6,329 in the Aggressive Growth Stock Portfolio, $3,356 in the Index 400 Stock Portfolio, $4,118 in the Growth Stock Portfolio, $2,986 in the J.P. Morgan Select Growth & Income Stock Portfolio, $274 in the Capital Guardian Domestic Equity Portfolio, $4,281 in the Index 500 Stock Portfolio, $488 in the Asset Allocation Portfolio, and $1,970 in the High Yield Bond Portfolio.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), Templeton Investment Counsel, Inc. ("Templeton Counsel"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Capital Guardian Trust Company ("Capital Guardian") have been retained under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the J.P. Morgan Select Growth & Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. NMIS pays J.P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, .40% on the next $100 million, .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. NMIS pays T. Rowe Price an annual rate of .60% of the Portfolio's average daily net assets. NMIS pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million.

The Growth Stock, Aggressive Growth Stock, Small Cap Growth Stock and Asset Allocation Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $1,362, $178,992, $3,786 and $2,046, respectively, for the year ended December 31, 2001.

NOTE 8 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book

 Notes to Financial Statements

purposes and tax purposes are principally due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 2001, the Aggressive Growth Stock, International Growth Stock, Franklin Templeton International Equity, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Index 500 Stock and High Yield Bond Portfolios had capital losses in the amounts of $12,647,928, $914,957, $4,193,591, $6,639,459, $117,050, $707,261 and $6,432,818, respectively. The
International Growth Stock and Franklin Templeton International Equity Portfolios had currency losses in the amounts of $16,787 and $23,291, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year. For Federal income tax purposes, the Small Cap Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Asset Allocation and Balanced Portfolios also have net realized capital losses of $25,189,147, $162,404, $11,599,888, $2,803,777, $52,222,224,
$18,238,809, $51,512, $144,649 and $4,462,390, respectively, which will be carried forward to offset future net realized gains. The amounts expire in 2009. The High Yield Bond Portfolio has a net realized capital loss of $58,963,786. The amounts expire as follows: $2,661,875 in 2006, $23,977,979 in 2007,
$21,128,704 in 2008 and $11,195,228 in 2009. The Select Bond Portfolio utilized $6,607,991 of prior capital loss carry forwards.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

NOTE 10 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity Portfolio for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. These voluntary reimbursements for the years ended December 31, 2001 and

December 31, 2000 were $1,296,498 and $830,396, respectively.
.................................................................................

NOTE 11

DISTRIBUTIONS TO SHAREHOLDERS

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the period ended December 31, 2001 was as follows:

                                                                DISTRIBUTIONS PAID FROM:
                                                                ------------------------
                                                                ORDINARY     LONG-TERM
                         PORTFOLIO                               INCOME     CAPITAL GAIN     TOTAL
                         ---------                              --------    ------------     -----
                                                                       (Amounts in thousands)
Small Cap Growth Stock......................................    $     24        --          $     24
T. Rowe Price Small Cap Value...............................          51        --                51
Aggressive Growth Stock.....................................       1,517      $310,659       312,176
International Growth Stock..................................       --           --             --
Franklin Templeton International Equity.....................      26,699        54,212        80,911
Index 400 Stock.............................................         969         1,207         2,176
Growth Stock................................................       5,419        25,531        30,950
J.P. Morgan Select Growth and Income Stock..................       7,206        12,432        19,638
Capital Guardian Domestic Equity............................         168        --               168
Index 500 Stock.............................................      24,105        59,088        83,193
Asset Allocation............................................         284        --               284
Balanced....................................................     127,987       112,544       240,531
High Yield Bond.............................................      15,601        --            15,601
Select Bond.................................................      19,294        --            19,294
Money Market................................................      15,878        --            15,878

 Notes to Financial Statements

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                UNDISTRIBUTED    UNDISTRIBUTED       UNREALIZED
                                                                  ORDINARY         LONG-TERM        APPRECIATION
PORTFOLIO                                                          INCOME        GAINS (LOSSES)    (DEPRECIATION)*     TOTAL
---------                                                       -------------    --------------    ---------------     -----
                                                                                    (Amounts in thousands)
Small Cap Growth Stock......................................      $    432          $(25,189)         $ 20,363        $ (4,394)
T. Rowe Price Small Cap Value...............................            17                13             1,139           1,169
Aggressive Growth Stock.....................................         1,101            24,420            19,737          45,258
International Growth Stock..................................        --                  (162)           (2,170)         (2,332)
Franklin Templeton International Equity.....................        13,714           (11,600)          (57,362)        (55,248)
Index 400 Stock.............................................         1,833            (2,804)            5,679           4,708
Growth Stock................................................         7,118           (52,222)           87,619          42,515
J.P. Morgan Select Growth and Income Stock..................         4,121           (18,239)          (35,410)        (49,528)
Capital Guardian Domestic Equity............................             2               (52)              140              90
Index 500 Stock.............................................        21,312            35,465           454,593         511,370
Asset Allocation............................................             3              (145)             (152)           (294)
Balanced....................................................       106,136            (4,462)          612,001         713,675
High Yield Bond.............................................           127           (58,964)          (16,002)        (74,839)
Select Bond.................................................        23,230             1,247            (9,046)         15,431
Money Market................................................        --               --                --                --

* Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

                                     PART C
                                OTHER INFORMATION
Item 23. Exhibits

         Exhibit B         Amendment to By-laws of Northwestern Mutual Series
                           Fund, Inc.

         Exhibit D         Assignment and Assumption of Contracts between
                           Northwestern Mutual Investment Services, LLC, f/k/a
                           Northwestern Mutual Investment Services, Inc. and The
                           Northwestern Mutual Life Insurance Company
                           ("Assignor") and Mason Street Advisers, LLC, n/k/a
                           Mason Street Advisors, LLC ("Assignee")

         Exhibit I         Opinion and Consent of Counsel

         Exhibit J(2)      Consent of PricewaterhouseCoopers LLP

         Exhibit P(1)      Code of Ethics dated February 27, 2002

Item 24. Persons Controlled by or under Common Control with Registrant

         Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. Certain of the separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant's shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are reserved. Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

Item 25. Indemnification

         Article IX of Registrant's by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. The by-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to the by-law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. Directors' and officers' liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual is also in force. The amount of coverage is $50 million. The deductible amount is $1,000,000 ($1 million) for claims covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 26. Business and Other Connections of Investment Adviser

         Mason Street Advisors, LLC ("MSA"), the Registrant's investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Item 27. Principal Underwriters

         Not applicable.

Item 28. Location of Accounts and Records

         Pursuant to the investment advisory agreement, MSA, the Registrant's adviser, provides facilities and personnel for maintaining the Registrant's books and records. Northwestern Mutual is also a party to the agreement and provides space, facilities and personnel used in carrying out this function. Documents are kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 2002.

                                         NORTHWESTERN MUTUAL SERIES FUND, INC.
                                           (Registrant)

                                         By: EDWARD J. ZORE
                                             ---------------------------------
                                             Edward J. Zore, President

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                         Title
          ---------                         -----

EDWARD J. ZORE                       President, Director
-------------------------------      and Principal Executive
Edward J. Zore                       Officer


MARK G. DOLL                         Vice President,
-------------------------------      Treasurer and Principal
Mark G. Doll                         Financial Officer


BARBARA E. COURTNEY                  Controller and               Dated April
-------------------------------      Principal Accounting         29, 2002
Barbara E. Courtney                  Officer


WILLIAM J. BLAKE*                    Director
-------------------------------
William J. Blake


STEPHEN N. GRAFF*                    Director
-------------------------------
Stephen N. Graff


MARTIN F. STEIN*                     Director
-------------------------------
Martin F. Stein


WILLIAM A. MCINTOSH*                 Director
-------------------------------
William A. McIntosh





* By EDWARD J. ZORE
     ---------------------------------
          Edward J. Zore, Attorney
          in fact, pursuant to the Power
          of Attorney attached hereto

                                POWER OF ATTORNEY

         The undersigned Directors of Northwestern Mutual Series Fund, Inc. (the "Company"), hereby constitute and appoint Edward J. Zore and James D. Ericson, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 7, 2002.





                                     STEPHEN N. GRAFF             Director
                                     -------------------------
                                     Stephen N. Graff



                                     WILLIAM J. BLAKE             Director
                                     -------------------------
                                     William J. Blake



                                                                  Director
                                     -------------------------
                                     John K. MacIver



                                     MARTIN F. STEIN              Director
                                     -------------------------
                                     Martin F. Stein



                                     JAMES D. ERICSON             Director
                                     -------------------------
                                     James D. Ericson



                                     WILLIAM A. MCINTOSH           Director
                                     -------------------------
                                     William A. McIntosh



                                     EDWARD J. ZORE                Director
                                     -------------------------
                                     Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-1A
                       POST-EFFECTIVE AMENDMENT NO. 22 TO
                    REGISTRATION STATEMENT UNDER SECTION 6 OF
                           THE SECURITIES ACT OF 1933
             AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940
                                       FOR
                      NORTHWESTERN MUTUAL SERIES FUND, INC.

Exhibit Number             Exhibit Name
--------------             ------------


Exhibit B                  Amendment to By-laws of Northwestern Mutual Series
                           Fund, Inc.

Exhibit D                  Assignment and Assumption of Contracts between
                           Northwestern Mutual Investment Services, LLC, f/k/a
                           Northwestern Mutual Investment Services, Inc. and The
                           Northwestern Mutual Life Insurance Company
                           ("Assignor") and Mason Street Advisers, LLC, n/k/a
                           Mason Street Advisors, LLC, ("Assignee")

Exhibit I                  Opinion and Consent of Counsel

Exhibit J(2)               Consent of PricewaterhouseCoopers LLP

Exhibit P(1)               Code of Ethics dated February 27, 2002